File No. 333-64172

File No. 811-10431

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.
Post-Effective Amendment No. 27	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 27	☒

INVESTED PORTFOLIOS

(a Delaware statutory trust)

(Exact Name as Specified in Charter)

6300 Lamar Avenue, Overland Park, Kansas	66202-4200
(Address of Principal Executive Office)	(Zip Code)

Registrant’s Telephone Number, including Area Code (913) 236-2000

Philip A. Shipp

6300 Lamar Avenue

Overland Park, Kansas 66202-4200

(Name and Address of Agent for Service)

It is proposed that this filing will become effective

☐	immediately upon filing pursuant to paragraph (b)
☒	on April 28, 2017 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

DECLARATION REQUIRED BY RULE 24f-2

The issuer has registered an indefinite amount of its securities under the Securities Act of 1933 pursuant to Rule 24f-2. Notice for the Registrant’s fiscal year ended December 31, 2016 was filed on March 20, 2017.

INVESTED 529 PLAN	Prospectus INVESTED PORTFOLIOS April 28, 2017

Ticker
INVESTED PORTFOLIOS
InvestEd Growth Portfolio	WAGRX
InvestEd Balanced Portfolio	WBLAX
InvestEd Conservative Portfolio	WICAX

The Securities and Exchange Commission has not approved or disapproved the Portfolios’ securities, or determined whether this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.

SUMMARIES

3	InvestEd Growth Portfolio

8	InvestEd Balanced Portfolio

13	InvestEd Conservative Portfolio

18	Investment Objectives, Principal Strategies, Other Investments and Risks of the Underlying Funds

47	Fund of Funds Risks

48	Management of the Portfolios

48	Investment Adviser

48	Management Fee

49	Portfolio Management

50	Your Account

50	Ivy InvestEd 529 Plan

50	Choosing a Portfolio

55	Account Registration

56	Buying Shares

57	Exchanges

58	Transfers

58	Selling Shares

60	Shareholder Services

62	Distributions and Taxes

63	Financial Highlights

2	Prospectus

InvestEd Growth Portfolio

Objective

To seek to provide growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in funds within Waddell & Reed Advisors Funds, InvestEd Portfolios (Trust) and/or Ivy Funds. More information about these and other discounts is available from your financial professional and in the Sales Charge Reductions section on page 51 of the Portfolio’s prospectus and in the Purchase, Redemption and Pricing of Shares section on page 73 of the Portfolio’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	None	[1]
Maximum Annual Maintenance Fee	$20

Annual Portfolio Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management Fees	0.00%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.00%
Acquired Fund Fees and Expenses[2]	0.92%
Total Annual Portfolio Operating Expenses[3]	1.17%

[1]	A 1% contingent deferred sales charge (CDSC) is imposed on purchases of $1 million or more of shares at net asset value (NAV) that are redeemed within 12 months of purchase.

[2]	Acquired Fund Fees and Expenses sets forth the Portfolio’s pro rata portion of the cumulative expenses charged by the underlying funds in which the Portfolio invested during its last fiscal year. The actual Acquired Fund Fees and Expenses will vary with changes in the allocations of the Portfolio’s assets. The Acquired Fund Fees and Expenses shown are based on the total expense ratio of each underlying fund for the fund’s most recent fiscal year.

[3]	The Total Annual Portfolio Operating Expenses ratio shown in this table does not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your direct and indirect costs, combined, would be:

1 Year	3 Years	5 Years	10 Years
$707	$985	$1,282	$2,114

Portfolio Turnover

The Portfolio does not incur transaction costs, such as commissions, when it buys and sells shares of underlying funds within Waddell & Reed Advisors Funds or Ivy Funds (or “turns over” its portfolio), but it could incur transaction costs if it were to buy and sell other types of securities directly. If the Portfolio were to buy and sell other types of securities directly, a higher portfolio turnover rate could indicate higher transaction costs. Such costs, if incurred, would not be reflected in annual portfolio operating expenses or in the example and would affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio is designed for investors who seek growth of capital and can accept equity market volatility in return for potentially higher returns. The Portfolio also is designed for investors who plan to maintain their investments, and who do not expect to incur expenses related to higher education, for at least nine years. The Portfolio invests, primarily, in Waddell & Reed Advisors and/or Ivy equity mutual funds that have a long-term growth orientation. It also invests, to a lesser extent, in Waddell & Reed Advisors and/or Ivy bond and income-producing mutual funds. Each underlying fund, in turn, invests in a diversified portfolio of securities.

InvestEd Portfolios	Prospectus	3

The Board of Trustees of the Trust (Board) has established target ranges for the allocation of the Portfolio’s assets. The range of Portfolio net assets invested in equity funds will be from 65% to 100%; correspondingly, the range of Portfolio net assets invested in bond and income-producing funds will be from 35% to 0%. The Board has established the following target ranges for investment of the Portfolio’s assets in specific underlying funds:

Underlying Fund	Investment Range
	Low	High
Waddell & Reed Advisors Core Investment Fund	0%	60%
Waddell & Reed Advisors Dividend Opportunities Fund	0%	60%
Waddell & Reed Advisors Value Fund	0%	40%
Waddell & Reed Advisors Global Growth Fund	0%	30%
Waddell & Reed Advisors Vanguard Fund	0%	30%
Waddell & Reed Advisors New Concepts Fund	0%	25%
Waddell & Reed Advisors Small Cap Fund	0%	20%
Waddell & Reed Advisors Bond Fund	0%	25%
Waddell & Reed Advisors Government Securities Fund	0%	25%
Waddell & Reed Advisors High Income Fund	0%	25%
Waddell & Reed Advisors Global Bond Fund	0%	25%
Ivy Government Money Market Fund	0%	35%
Ivy International Core Equity Fund	0%	60%
Ivy Limited-Term Bond Fund	0%	35%

The Portfolio’s investment manager, Ivy Investment Management Company (IICO), monitors the Portfolio’s holdings and cash flow and, in general, manages them as needed in order to maintain the Portfolio’s target allocations. IICO does not intend to trade actively among the underlying funds nor does it intend to attempt to capture short-term market opportunities. However, in seeking to enhance performance, IICO may change allocations within the stated ranges. IICO may modify the above-specified target asset allocations for the Portfolio and also may modify, from time to time, the underlying funds selected for the Portfolio. In addition, the percentage specified as the high end of the investment range for an underlying fund is a target, and IICO or market movements (or a combination of both) may, from time to time, cause the Portfolio’s investment in any specified underlying fund to exceed its target percentage.

By owning shares of the underlying funds, the Portfolio indirectly holds a diversified mixture of U.S. and foreign common stocks and, to a lesser extent, a mixture of U.S. and foreign investment grade and non-investment grade corporate bonds, securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (U.S. government securities), and securities issued by foreign governments and securities denominated in currencies other than the U.S. dollar. Certain of the underlying funds may, but are not required to, invest in options, futures contracts and other derivative instruments if they are permitted to invest in the type of asset by which the return on, or value of, the derivative is measured.

Although the majority of the Portfolio’s indirect stock holdings are of large-capitalization companies, the Portfolio is likely to have potentially significant exposure to mid-capitalization companies, foreign companies and, to a lesser extent, small-capitalization companies.

Principal Investment Risks

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:

∎	Fund of Funds Risk. The ability of the Portfolio to meet its investment objective depends both on the allocation of its assets among the underlying funds and the ability of those funds to meet their respective investment objectives. The Portfolio’s share price will likely change daily based on the performance of the underlying funds in which it invests. In general, the Portfolio is subject to the same risks as those of the underlying funds it holds.

∎	Equity Funds Risk. The Portfolio invests in equity funds, for which a principal risk is market risk, the chance that stock prices overall will decline over short or even long periods of time. This includes the risk that returns from the stock market segments in which the Portfolio is most heavily indirectly invested (growth-oriented, large to mid-capitalization companies, foreign companies and, to a lesser extent, small-capitalization companies) may underperform other asset classes, other market segments or the overall stock market. The values of certain types of stocks, such as stocks of small-capitalization companies and foreign companies, may be subject to greater price volatility, lower trading volume and less liquidity than others. The prices of small-capitalization company stocks may be based, in part, on future expectations rather than current achievements.

∎

Bond Funds Risk. A smaller portion of the Portfolio’s assets may be invested in bond funds in an effort to offset the volatility of the equity funds. The principal risks that may be encountered by this portion of the Portfolio’s assets are: bond prices overall

4	Prospectus	InvestEd Portfolios

may decline when interest rates rise (interest rate risk); a bond issuer may fail to pay interest and principal in a timely manner (credit risk); and a fixed-income security issuer may repay a higher yielding bond before its maturity date, during periods of falling interest rates (reinvestment risk). Interest rates in the U.S. are at, or near, historic lows, which may increase the Portfolio’s exposure to risks associated with rising rates. In addition, a general rise in rates may result in decreased liquidity and increased volatility in the fixed-income markets generally.

∎	Foreign Securities Risk. A portion of the Portfolio’s assets may be invested in funds with significant exposure to foreign securities, including exposure to emerging markets. Investing in foreign securities involves a number of economic, financial, legal and political considerations that are not associated with the U.S. markets and that could affect the fund’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; social, political or economic instability; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; adverse foreign tax consequences; different and/or less stringent financial reporting standards; and settlement, custodial or other operational delays. World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. In the event that the Portfolio holds material positions in such suspended securities, the Portfolio’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Portfolio could incur significant losses. Sovereign debt instruments also are subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Portfolio may have limited recourse against the issuing government or agency.

Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries. Emerging markets are more susceptible to capital controls, governmental interference, local taxes being imposed on international investments, restrictions on gaining access to sales proceeds, and less efficient trading markets. Furthermore, because foreign securities may be denominated in foreign currencies, the value of the Portfolio’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations.

∎	Low-Rated Securities Risk. A portion of the Portfolio’s assets may be invested in funds with significant exposure to low-rated bonds. In general, low-rated debt securities (commonly referred to as “high-yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken the Portfolio’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations. In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Portfolio may lose its entire investment. The creditworthiness of issuers of low-rated securities may be more complex to analyze than that of issuers of investment-grade debt securities.

∎	Investment Company Securities Risk. Investment in other investment companies typically reflects the risks of the types of securities in which the investment companies invest. When the Portfolio invests in another investment company, shareholders of the Portfolio bear their proportionate share of the other investment company’s fees and expenses, as well as their share of the Portfolio’s fees and expenses, which could result in the duplication of certain fees.

∎	Management Risk. Portfolio performance is primarily dependent on IICO’s skill in evaluating and managing the Portfolio’s holdings. There can be no guarantee that its decisions will produce the desired results, and the Portfolio may not perform as well as other similar mutual funds. Furthermore, IICO may alter the asset allocation of the Portfolio at its discretion. A material change in the asset allocation could affect both the level of risk and the potential for gain or loss.

∎	Market Risk. Markets can be volatile, and the Portfolio’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities can react differently to these developments. Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in volatility in the financial markets, both U.S. and foreign. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio or an underlying fund. These circumstances also have decreased liquidity in some markets and may continue to do so. In addition, certain events, such as natural disasters, terrorist attacks, war and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

∎

Other Risks Applicable to a Fund of Funds Structure. There are other risks associated with a fund of funds structure. IICO has the authority to select and replace underlying funds. IICO is subject to a potential conflict of interest in doing so because IICO (or

InvestEd Portfolios	Prospectus	5

its affiliate) serves as the investment manager to the underlying funds and the advisory fees paid by some of the underlying funds are higher than fees paid by other underlying funds. It is important to note, however, that IICO has a fiduciary duty to the Portfolio and must act in the Portfolio’s best interests.

Additional information about the risks of the underlying funds is provided in the Portfolio’s prospectus in the section entitled Investment Objectives, Principal Strategies, Other Investments and Risks of the Underlying Funds.

Performance

The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for the Portfolio. The table shows the average annual total returns for the Portfolio and also compares the Portfolio’s returns with those of various broad-based securities market indices. The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. Unlike the returns in the chart, the returns in the table reflect the maximum applicable sales charges for the Portfolio.

Prior to April 30, 2012, the Portfolio’s investment objective was to seek long-term capital growth. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide growth of capital.

The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyinvestments.com or www.waddell.com or call 800.777.6472 for the Portfolio’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 13.32% (the third quarter of 2009) and the lowest quarterly return was -16.14% (the third quarter of 2011).

Average Annual Total Returns

as of December 31, 2016	1 Year	5 Years	10 Years
Shares of Growth Portfolio	-3.82%	7.75%	5.12%
Indexes
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	6.95%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes).	2.65%	2.23%	4.34%
Bloomberg Barclays U.S. Treasury Bills: 1-3 Month Index (reflects no deduction for fees, expenses or taxes).	0.26%	0.09%	0.72%

Investment Adviser

The Portfolio is managed by Ivy Investment Management Company (IICO).

Portfolio Managers

F. Chace Brundige, Senior Vice President of IICO, and Cynthia P. Prince-Fox, Senior Vice President of IICO, have managed the Portfolio since June 2016, and Aaron Young, Vice President of IICO, has managed the Portfolio since October 2016.

Purchase and Sale of Portfolio Shares

The Portfolio’s shares are redeemable. You may purchase or redeem shares for your account in the Ivy InvestEd 529 Plan (Ivy InvestEd Plan) (which was established under the Arizona Family College Savings Program (the Program), a qualified state tuition program in accordance with Section 529 of the Internal Revenue Code of 1986, as amended) at the Portfolio’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge, on any business day through your broker-dealer or financial advisor, by writing to Waddell & Reed, Inc., P.O. Box 29217, Shawnee Mission, Kansas 66201-9217, or by telephone (800.777.6472) (purchases only) or internet (www.ivyinvestments.com or www.waddell.com) (subsequent purchases only) if you have completed an Express Transaction Authorization Form. Shares of the Portfolios owned in Ivy InvestEd Plan accounts are held in the name and for the benefit of the Arizona Commission for Postsecondary Education in its capacity as Trustee of the Program.

6	Prospectus	InvestEd Portfolios

The Portfolio’s initial and subsequent investment minimums generally are as follows, although the Portfolio and/or Waddell & Reed, Inc. may reduce or waive the minimums in some cases:

To Open an Account	$750
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions	Any amount
To Add to an Account	Any amount
For AIS	$50

Tax Information

Because your investment in the Portfolio is part of the Program, earnings (that is, distributions on, and gains realized on redemptions of, Portfolio shares) are not subject to Federal income tax until they are withdrawn, if then. The return of principal portion of any withdrawal, whether qualified or non-qualified, is not taxable. The earnings portion of a withdrawal, including distributions of ordinary income and net capital gains, is free of Federal income tax in the case of a qualified withdrawal, but is subject to Federal income tax, and possibly an additional 10% Federal tax, if the withdrawal is non-qualified.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and/or IICO and/or its affiliates may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

InvestEd Portfolios	Prospectus	7

InvestEd Balanced Portfolio

Objective

To seek to provide total return through a combination of capital appreciation and current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in funds within Waddell & Reed Advisors Funds, InvestEd Portfolios (Trust) and/or Ivy Funds. More information about these and other discounts is available from your financial professional and in the Sales Charge Reductions section on page 51 of the Portfolio’s prospectus and in the Purchase, Redemption and Pricing of Shares section on page 73 of the Portfolio’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	None	[1]
Maximum Annual Maintenance Fee	$20

Annual Portfolio Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management Fees	0.00%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.00%
Acquired Fund Fees and Expenses[2]	0.81%
Total Annual Portfolio Operating Expenses[3]	1.06%

[1]	A 1% contingent deferred sales charge (CDSC) is imposed on purchases of $1 million or more of shares at net asset value (NAV) that are redeemed within 12 months of purchase.

[2]	Acquired Fund Fees and Expenses sets forth the Portfolio’s pro rata portion of the cumulative expenses charged by the underlying funds in which the Portfolio invested during its last fiscal year. The actual Acquired Fund Fees and Expenses will vary with changes in the allocations of the Portfolio’s assets. The Acquired Fund Fees and Expenses shown are based on the total expense ratio of each underlying fund for the fund’s most recent fiscal year.

[3]	The Total Annual Portfolio Operating Expenses ratio shown in this table does not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your direct and indirect costs, combined, would be:

1 Year	3 Years	5 Years	10 Years
$697	$953	$1,226	$1,995

Portfolio Turnover

The Portfolio does not incur transaction costs, such as commissions, when it buys and sells shares of underlying funds within Waddell & Reed Advisors Funds or Ivy Funds (or “turns over” its portfolio), but it could incur transaction costs if it were to buy and sell other types of securities directly. If the Portfolio were to buy and sell other types of securities directly, a higher portfolio turnover rate could indicate higher transaction costs. Such costs, if incurred, would not be reflected in annual portfolio operating expenses or in the example and would affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio is designed for investors who seek total return through a combination of capital appreciation and current income. The Portfolio also is designed for investors who plan to maintain their investments, and who do not expect to incur expenses related to higher education, for at least two to three years. The Portfolio invests in a combination of growth-oriented Waddell & Reed Advisors and/or Ivy equity mutual funds and Waddell & Reed Advisors and/or Ivy bond and income-producing mutual funds. Each underlying fund, in turn, invests in a diversified portfolio of securities.

8	Prospectus	InvestEd Portfolios

The Board of Trustees of the Trust (Board) has established target ranges for the allocation of the Portfolio’s assets. The range of Portfolio net assets invested in equity funds will be from 40% to 75%; correspondingly, the range of Portfolio net assets invested in bond and income-producing funds will be from 60% to 25%. The Board has established the following target ranges for investment of the Portfolio’s assets in specific underlying funds:

Underlying Fund	Investment Range
	Low	High
Waddell & Reed Advisors Dividend Opportunities Fund	0%	50%
Waddell & Reed Advisors Core Investment Fund	0%	40%
Waddell & Reed Advisors Value Fund	0%	30%
Waddell & Reed Advisors Bond Fund	0%	30%
Waddell & Reed Advisors Government Securities Fund	0%	30%
Waddell & Reed Advisors Global Growth Fund	0%	25%
Waddell & Reed Advisors Vanguard Fund	0%	25%
Waddell & Reed Advisors High Income Fund	0%	25%
Waddell & Reed Advisors Global Bond Fund	0%	25%
Waddell & Reed Advisors New Concepts Fund	0%	20%
Ivy Government Money Market Fund	0%	60%
Ivy International Core Equity Fund	0%	40%
Ivy Limited-Term Bond Fund	0%	60%

The Portfolio’s investment manager, Ivy Investment Management Company (IICO), monitors the Portfolio’s holdings and cash flow and, in general, manages them as needed in order to maintain the Portfolio’s target allocations. IICO does not intend to trade actively among the underlying funds nor does it intend to attempt to capture short-term market opportunities. However, in seeking to enhance performance, IICO may change allocations within the stated ranges. IICO may modify the above-specified target asset allocations for the Portfolio and also may modify, from time to time, the underlying funds selected for the Portfolio. In addition, the percentage specified as the high end of the investment range for an underlying fund is a target, and IICO or market movements (or a combination of both) may, from time to time, cause the Portfolio’s investment in any specified underlying fund to exceed its target percentage.

By owning shares of the underlying funds, the Portfolio indirectly holds a diversified mixture of primarily common stocks of U.S. and, to a lesser extent, foreign companies that typically are large-capitalization. The Portfolio also indirectly holds a mixture of debt securities of foreign and U.S. issuers that may include investment grade corporate bonds, U.S. government securities and, to a lesser extent, a mixture of non-investment grade corporate bonds and money market instruments, and securities issued by foreign governments and securities denominated in currencies other than the U.S. dollar. Certain of the underlying funds may, but are not required to, invest in options, futures contracts and other derivative instruments if they are permitted to invest in the type of asset by which the return on, or value of, the derivative is measured.

Principal Investment Risks

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:

∎	Fund of Funds Risk. The ability of the Portfolio to meet its investment objective depends both on the allocation of its assets among the underlying funds and the ability of those funds to meet their respective investment objectives. The Portfolio’s share price will likely change daily based on the performance of the underlying funds in which it invests. In general, the Portfolio is subject to the same risks as those of the underlying funds it holds.

∎	Equity Funds Risk. The Portfolio’s allocation of its assets typically is weighted toward equity funds while including bond or other income-producing fund investments to add income and reduce volatility. A principal risk associated with the Portfolio’s equity fund holdings is market risk, the chance that stock prices overall will decline over short or even long periods of time. Market risk includes the risk that returns from the stock market segments in which the Portfolio is most heavily indirectly invested (stocks of growth-oriented, large-capitalization companies, and, to a lesser extent of foreign and mid-capitalization companies) may underperform other market segments or the overall stock market. The values of certain types of stocks, such as those of mid-capitalization and foreign companies, may be more volatile and less liquid than others.

∎

Foreign Securities Risk. A portion of the Portfolio’s assets may be invested in funds with significant exposure to foreign securities, including exposure to emerging markets. Investing in foreign securities involves a number of economic, financial, legal and political considerations that are not associated with the U.S. markets and that could affect the fund’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; social, political or economic instability; fluctuations in foreign currency exchange rates and related conversion costs or currency

InvestEd Portfolios	Prospectus	9

redenomination; nationalization or expropriation of assets; adverse foreign tax consequences; different and/or less stringent financial reporting standards; and settlement, custodial or other operational delays. World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. In the event that the Portfolio holds material positions in such suspended securities, the Portfolio’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Portfolio could incur significant losses. Sovereign debt instruments also are subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Portfolio may have limited recourse against the issuing government or agency.

Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries. Emerging markets are more susceptible to capital controls, governmental interference, local taxes being imposed on international investments, restrictions on gaining access to sales proceeds, and less efficient trading markets. Furthermore, because foreign securities may be denominated in foreign currencies, the value of the Portfolio’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations.

∎	Bond Funds Risk. The principal risks associated with the Portfolio’s bond or other income-producing fund holdings are: bond prices overall may decline when interest rates rise (interest rate risk); a bond issuer may fail to pay interest and principal in a timely manner (credit risk); and a bond issuer may repay a higher yielding security before its maturity date, during periods of falling interest rates (reinvestment risk). Interest rates in the U.S. are at, or near, historic lows, which may increase the Portfolio’s exposure to risks associated with rising rates. In addition, a general rise in rates may result in decreased liquidity and increased volatility in the fixed-income markets generally.

∎	Low-Rated Securities Risk. A portion of the Portfolio’s assets may be invested in funds with significant exposure to low-rated bonds. In general, low-rated debt securities (commonly referred to as “high-yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken the Portfolio’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations. In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Portfolio may lose its entire investment. The creditworthiness of issuers of low-rated securities may be more complex to analyze than that of issuers of investment-grade debt securities.

∎	Investment Company Securities Risk. Investment in other investment companies typically reflects the risks of the types of securities in which the investment companies invest. When the Portfolio invests in another investment company, shareholders of the Portfolio bear their proportionate share of the other investment company’s fees and expenses, as well as their share of the Portfolio’s fees and expenses, which could result in the duplication of certain fees.

∎	Management Risk. Portfolio performance is primarily dependent on IICO’s skill in evaluating and managing the Portfolio’s holdings. There can be no guarantee that its decisions will produce the desired results, and the Portfolio may not perform as well as other similar mutual funds. Furthermore, IICO may alter the asset allocation of the Portfolio at its discretion. A material change in the asset allocation could affect both the level of risk and the potential for gain or loss.

∎	Market Risk. Markets can be volatile, and the Portfolio’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities can react differently to these developments. Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in volatility in the financial markets, both U.S. and foreign. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio or an underlying fund. These circumstances also have decreased liquidity in some markets and may continue to do so. In addition, certain events, such as natural disasters, terrorist attacks, war and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

∎	Other Risks Applicable to a Fund of Funds Structure. There are other risks associated with a fund of funds structure. IICO has the authority to select and replace underlying funds. IICO is subject to a potential conflict of interest in doing so because IICO (or its affiliate) serves as the investment manager to the underlying funds and the advisory fees paid by some of the underlying funds are higher than fees paid by other underlying funds. It is important to note, however, that IICO has a fiduciary duty to the Portfolio and must act in the Portfolio’s best interests.

Additional information about the risks of the underlying funds is provided in the Portfolio’s prospectus in the section entitled Investment Objectives, Principal Strategies, Other Investments and Risks of the Underlying Funds.

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Performance

The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for the Portfolio. The table shows the average annual total returns for the Portfolio and also compares the Portfolio’s returns with those of various broad-based securities market indices. The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. Unlike the returns in the chart, the returns in the table reflect the maximum applicable sales charges for the Portfolio.

Prior to April 30, 2012, the Portfolio’s investment objective was to seek capital growth and income. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide total return through a combination of capital appreciation and current income.

The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyinvestments.com or www.waddell.com or call 800.777.6472 for the Portfolio’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 9.44% (the third quarter of 2009) and the lowest quarterly return was -12.64% (the third quarter of 2011).

Average Annual Total Returns

as of December 31, 2016	1 Year	5 Years	10 Years
Shares of Balanced Portfolio	-3.73%	5.82%	4.05%
Indexes
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	6.95%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes).	2.65%	2.23%	4.34%
Bloomberg Barclays U.S. Treasury Bills: 1-3 Month Index (reflects no deduction for fees, expenses or taxes).	0.26%	0.09%	0.72%

Investment Adviser

The Portfolio is managed by Ivy Investment Management Company (IICO).

Portfolio Managers

F. Chace Brundige, Senior Vice President of IICO, and Cynthia P. Prince-Fox, Senior Vice President of IICO, have managed the Portfolio since June 2016, and Aaron Young, Vice President of IICO, has managed the Portfolio since October 2016.

Purchase and Sale of Portfolio Shares

The Portfolio’s shares are redeemable. You may purchase or redeem shares for your account in the Ivy InvestEd 529 Plan (Ivy InvestEd Plan) (which was established under the Arizona Family College Savings Program (the Program), a qualified state tuition program in accordance with Section 529 of the Internal Revenue Code of 1986, as amended) at the Portfolio’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge, on any business day through your broker-dealer or financial advisor, by writing to Waddell & Reed, Inc., P.O. Box 29217, Shawnee Mission, Kansas 66201-9217, or by telephone (800.777.6472) (purchases only) or internet (www.ivyinvestments.com or www.waddell.com) (subsequent purchases only) if you have completed an Express Transaction Authorization Form. Shares of the Portfolios owned in Ivy InvestEd Plan accounts are held in the name and for the benefit of the Arizona Commission for Postsecondary Education in its capacity as Trustee of the Program.

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The Portfolio’s initial and subsequent investment minimums generally are as follows, although the Portfolio and/or Waddell & Reed, Inc. may reduce or waive the minimums in some cases:

To Open an Account	$750
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions	Any amount
To Add to an Account	Any amount
For AIS	$50

Tax Information

Because your investment in the Portfolio is part of the Program, earnings (that is, distributions on, and gains realized on redemptions of, Portfolio shares) are not subject to Federal income tax until they are withdrawn, if then. The return of principal portion of any withdrawal, whether qualified or non-qualified, is not taxable. The earnings portion of a withdrawal, including distributions of ordinary income and net capital gains, is free of Federal income tax in the case of a qualified withdrawal, but is subject to Federal income tax, and possibly an additional 10% Federal tax, if the withdrawal is non-qualified.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and/or IICO and/or its affiliates may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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InvestEd Conservative Portfolio

Objective

To seek to provide capital preservation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in funds within Waddell & Reed Advisors Funds, InvestEd Portfolios (Trust) and/or Ivy Funds. More information about these and other discounts is available from your financial professional and in the Sales Charge Reductions section on page 51 of the Portfolio’s prospectus and in the Purchase, Redemption and Pricing of Shares section on page 73 of the Portfolio’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.25%
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	None	[1]
Maximum Annual Maintenance Fee	$20

Annual Portfolio Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management Fees	0.00%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.00%
Acquired Fund Fees and Expenses[2]	0.67%
Total Annual Portfolio Operating Expenses[3]	0.92%

[1]	A 1% contingent deferred sales charge (CDSC) is imposed on purchases of $1 million or more of shares at net asset value (NAV) that are redeemed within 12 months of purchase.

[2]	Acquired Fund Fees and Expenses sets forth the Portfolio’s pro rata portion of the cumulative expenses charged by the underlying funds in which the Portfolio invested during its last fiscal year. The actual Acquired Fund Fees and Expenses will vary with changes in the allocations of the Portfolio’s assets. The Acquired Fund Fees and Expenses shown are based on the total expense ratio of each underlying fund for the fund’s most recent fiscal year.

[3]	The Total Annual Portfolio Operating Expenses ratio shown in this table does not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your direct and indirect costs, combined, would be:

1 Year	3 Years	5 Years	10 Years
$535	$766	$1,013	$1,708

Portfolio Turnover

The Portfolio does not incur transaction costs, such as commissions, when it buys and sells shares of underlying funds within Waddell & Reed Advisors Funds or Ivy Funds (or “turns over” its portfolio), but it could incur transaction costs if it were to buy and sell other types of securities directly. If the Portfolio were to buy and sell other types of securities directly, a higher portfolio turnover rate could indicate higher transaction costs. Such costs, if incurred, would not be reflected in annual portfolio operating expenses or in the example and would affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 64% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio is designed for investors who seek capital preservation from their investments, through a primary emphasis on income and a secondary emphasis on capital growth. The Portfolio also is designed for investors who expect to incur expenses related to higher education within a year or two. The Portfolio invests primarily in Waddell & Reed Advisors and/or Ivy bond and income-producing mutual funds and invests, to a lesser extent, in Waddell & Reed Advisors equity mutual funds. Each underlying fund, in turn, invests in a diversified portfolio of securities.

InvestEd Portfolios	Prospectus	13

The Board of Trustees of the Trust (Board) has established target ranges for the allocation of the Portfolio’s assets. The range of Portfolio net assets invested in bond or other income-producing funds will be from 100% to 60%; correspondingly, the range of Portfolio net assets invested in equity funds will be from 0% to 40%. The Board has established the following target ranges for investment of the Portfolio’s assets in specific underlying funds:

Underlying Fund	Investment Range
	Low	High
Waddell & Reed Advisors Government Securities Fund	0%	40%
Waddell & Reed Advisors Core Investment Fund	0%	40%
Waddell & Reed Advisors Dividend Opportunities Fund	0%	40%
Waddell & Reed Advisors Value Fund	0%	30%
Waddell & Reed Advisors Global Bond Fund	0%	40%
Waddell & Reed Advisors Bond Fund	0%	40%
Waddell & Reed Advisors High Income Fund	0%	20%
Ivy Government Money Market Fund	0%	100%
Ivy Limited-Term Bond Fund	0%	100%

The Portfolio’s investment manager, Ivy Investment Management Company (IICO), monitors the Portfolio’s holdings and cash flow and, in general, manages them as needed in order to maintain the Portfolio’s target allocations. IICO does not intend to trade actively among the underlying funds nor does it intend to attempt to capture short-term market opportunities. However, in seeking to enhance performance, IICO may change allocations within the stated ranges. IICO may modify the above-specified target asset allocations for the Portfolio and also may modify, from time to time, the underlying funds selected for the Portfolio. In addition, the percentage specified as the high end of the investment range for an underlying fund is a target, and IICO or market movements (or a combination of both) may, from time to time, cause the Portfolio’s investment in any specified underlying fund to exceed its target percentage.

By owning shares of one or more of the underlying funds and depending on the particular underlying fund(s), the Portfolio indirectly holds a diversified mixture of money market instruments and other securities of foreign and U.S. issuers that may include investment-grade corporate bonds, U.S. government securities and, to a lesser extent, stocks of primarily large-capitalization companies, and securities issued by foreign governments and securities denominated in currencies other than the U.S. dollar. Certain of the underlying funds may, but are not required to, invest in options, futures contracts and other derivative instruments if they are permitted to invest in the type of asset by which the return on, or value of, the derivative is measured.

Principal Investment Risks

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:

∎	Fund of Funds Risk. The ability of the Portfolio to meet its investment objective depends both on the allocation of its assets among the underlying funds and the ability of those funds to meet their respective investment objectives. The Portfolio’s share price will likely change daily based on the performance of the underlying funds in which it invests. In general, the Portfolio is subject to the same risks as those of the underlying funds it holds.

∎	Bond Funds Risk. The Portfolio’s allocation is weighted toward bond or other income-producing funds. The principal risks that may be encountered by this portion of the Portfolio’s assets are: bond prices overall may decline when interest rates rise (interest rate risk); a bond issuer may fail to pay interest and principal in a timely manner (credit risk); and a fixed-income security issuer may repay a higher yielding bond before its maturity date, during periods of falling interest rates (reinvestment risk). Interest rates in the U.S. are at, or near, historic lows, which may increase the Portfolio’s exposure to risks associated with rising rates. In addition, a general rise in rates may result in decreased liquidity and increased volatility in the fixed-income markets generally.

∎	Equity Funds Risk. A smaller portion of the Portfolio’s assets may be invested in equity funds. A principal risk associated with the Portfolio’s equity fund holdings is market risk, the chance that stock prices overall will decline over short or even long periods of time. Market risk includes the risk that returns from the stock market segments in which the Portfolio is most heavily indirectly invested (growth-oriented, large-capitalization companies) may underperform other market segments or the overall stock market.

∎

Foreign Securities Risk. A portion of the Portfolio’s assets may be invested in funds with significant exposure to foreign securities, including exposure to emerging markets. Investing in foreign securities involves a number of economic, financial, legal and political considerations that are not associated with the U.S. markets and that could affect the fund’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; social, political or economic instability; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; adverse foreign tax consequences; different and/or less stringent financial reporting standards; and settlement, custodial or other operational delays. World markets, or those in a particular

14	Prospectus	InvestEd Portfolios

region, all may react in similar fashion to important economic or political developments. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. In the event that the Portfolio holds material positions in such suspended securities, the Portfolio’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Portfolio could incur significant losses. Sovereign debt instruments also are subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Portfolio may have limited recourse against the issuing government or agency.

Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries. Emerging markets are more susceptible to capital controls, governmental interference, local taxes being imposed on international investments, restrictions on gaining access to sales proceeds, and less efficient trading markets. Furthermore, because foreign securities may be denominated in foreign currencies, the value of the Portfolio’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations.

∎	Low-Rated Securities Risk. A portion of the Portfolio’s assets may be invested in funds with significant exposure to low-rated bonds. In general, low-rated debt securities (commonly referred to as “high-yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken the Portfolio’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations. In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Portfolio may lose its entire investment. The creditworthiness of issuers of low-rated securities may be more complex to analyze than that of issuers of investment-grade debt securities.

∎	Investment Company Securities Risk. Investment in other investment companies typically reflects the risks of the types of securities in which the investment companies invest. When the Portfolio invests in another investment company, shareholders of the Portfolio bear their proportionate share of the other investment company’s fees and expenses, as well as their share of the Portfolio’s fees and expenses, which could result in the duplication of certain fees.

∎	Management Risk. Portfolio performance is primarily dependent on IICO’s skill in evaluating and managing the Portfolio’s holdings. There can be no guarantee that its decisions will produce the desired results, and the Portfolio may not perform as well as other similar mutual funds. Furthermore, IICO may alter the asset allocation of the Portfolio at its discretion. A material change in the asset allocation could affect both the level of risk and the potential for gain or loss.

∎	Market Risk. Markets can be volatile, and the Portfolio’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities can react differently to these developments. Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in volatility in the financial markets, both U.S. and foreign. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio or an underlying fund. These circumstances also have decreased liquidity in some markets and may continue to do so. In addition, certain events, such as natural disasters, terrorist attacks, war and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

∎	Other Risks Applicable to a Fund of Funds Structure. There are other risks associated with a fund of funds structure. IICO has the authority to select and replace underlying funds. IICO is subject to a potential conflict of interest in doing so because IICO (or its affiliate) serves as the investment manager to the underlying funds and the advisory fees paid by some of the underlying funds are higher than fees paid by other underlying funds. It is important to note, however, that IICO has a fiduciary duty to the Portfolio and must act in the Portfolio’s best interests.

Additional information about the risks of the underlying funds is provided in the Portfolio’s prospectus in the section entitled Investment Objectives, Principal Strategies, Other Investments and Risks of the Underlying Funds.

Performance

The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for the Portfolio. The table shows the average annual total returns for the Portfolio and also compares the Portfolio’s returns with those of various broad-based securities market indices. The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. Unlike the returns in the chart, the returns in the table reflect the maximum applicable sales charges for the Portfolio.

InvestEd Portfolios	Prospectus	15

The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyinvestments.com or www.waddell.com or call 800.777.6472 for the Portfolio’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 4.78% (the third quarter of 2009) and the lowest quarterly return was -4.25% (the third quarter of 2015).

Average Annual Total Returns

as of December 31, 2016	1 Year	5 Years	10 Years
Shares of Conservative Portfolio	-1.14%	4.01%	4.12%
Indexes
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	6.95%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes).	2.65%	2.23%	4.34%
Bloomberg Barclays U.S. Treasury Bills: 1-3 Month Index (reflects no deduction for fees, expenses or taxes).	0.26%	0.09%	0.72%

Investment Adviser

The Portfolio is managed by Ivy Investment Management Company (IICO).

Portfolio Managers

F. Chace Brundige, Senior Vice President of IICO, and Cynthia P. Prince-Fox, Senior Vice President of IICO, have managed the Portfolio since June 2016, and Aaron Young, Vice President of IICO, has managed the Portfolio since October 2016.

Purchase and Sale of Portfolio Shares

The Portfolio’s shares are redeemable. You may purchase or redeem shares for your account in the Ivy InvestEd 529 Plan (Ivy InvestEd Plan) (which was established under the Arizona Family College Savings Program (the Program), a qualified state tuition program in accordance with Section 529 of the Internal Revenue Code of 1986, as amended) at the Portfolio’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge, on any business day through your broker-dealer or financial advisor, by writing to Waddell & Reed, Inc., P.O. Box 29217, Shawnee Mission, Kansas 66201-9217, or by telephone (800.777.6472) (purchases only) or internet (www.ivyinvestments.com or www.waddell.com) (subsequent purchases only) if you have completed an Express Transaction Authorization Form. Shares of the Portfolios owned in Ivy InvestEd Plan accounts are held in the name and for the benefit of the Arizona Commission for Postsecondary Education in its capacity as Trustee of the Program.

The Portfolio’s initial and subsequent investment minimums generally are as follows, although the Portfolio and/or Waddell & Reed, Inc. may reduce or waive the minimums in some cases:

To Open an Account	$750
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions	Any amount
To Add to an Account	Any amount
For AIS	$50

Tax Information

Because your investment in the Portfolio is part of the Program, earnings (that is, distributions on, and gains realized on redemptions of, Portfolio shares) are not subject to Federal income tax until they are withdrawn, if then. The return of principal portion of any withdrawal, whether qualified or non-qualified, is not taxable. The earnings portion of a withdrawal, including distributions of ordinary income and net capital gains, is free of Federal income tax in the case of a qualified withdrawal, but is subject to Federal income tax, and possibly an additional 10% Federal tax, if the withdrawal is non-qualified.

16	Prospectus	InvestEd Portfolios

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and/or IICO and/or its affiliates may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

InvestEd Portfolios	Prospectus	17

Investment Objectives, Principal Strategies, Other Investments and Risks of the Underlying Funds

The following is a concise description of the investment objectives, principal and non-principal strategies and certain risks of the underlying funds in which the Portfolios invest. The SAI of the Portfolios includes additional information about the investment strategies, policies and risks of the underlying funds. Those strategies, policies and risks also are described more fully in the prospectus and SAI of each underlying fund. IICO is the investment manager for three of the underlying funds (Ivy International Core Equity Fund, Ivy Government Money Market Fund and Ivy Limited-Term Bond Fund) and for the Portfolios. Waddell & Reed Investment Management Company (WRIMCO), an affiliate of IICO, is the investment manager for the remaining underlying funds. Please note that no offer is made in this prospectus of the shares of any underlying fund. A description of each of the Principal Risks and Non-Principal Risks listed in each of the following underlying funds is set forth in Defining Risks below.

Waddell & Reed Advisors Bond Fund seeks to achieve its objective of seeking to provide current income consistent with preservation of capital by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in bonds (for this purpose, “bonds” includes any debt security with an initial maturity greater than one year). The fund invests in a variety of primarily investment-grade debt securities (including bonds rated BBB- or higher by S&P Global Ratings, a division of S&P Global Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by WRIMCO to be of comparable quality), which include corporate debt securities, mortgage-backed securities, debt securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities (U.S. government securities), other asset-backed securities, and to a lesser extent, in non-investment grade debt securities and convertible securities. Certain of the mortgage-backed securities in which the fund may invest are not backed by the full faith and credit of the U.S. government and, like other asset-backed securities in which the fund may invest, may be backed only by the pool of assets pledged as security for the transaction. The fund has no limitations regarding the maturity, duration or dollar-weighted average of its holdings. The fund may invest in debt securities with varying maturities and can invest in debt securities issued by both domestic and foreign companies of any size, in a variety of sectors and industries. WRIMCO may use various techniques to manage the duration of the fund’s holdings. WRIMCO typically determines sector allocation by fundamental analysis and a comparison of relative value between sectors. The fund may invest significantly in debt securities payable from the same sector. There is no guarantee, however, that the fund will achieve its investment objective.

In selecting debt securities for the fund, WRIMCO initially utilizes a top-down (assessing the market environment) viewpoint by looking at broad economic and financial trends in an effort to anticipate their impact on the fixed-income market and then conducts a bottom-up (researching individual issuers) analysis that considers yield and relative safety of a security. WRIMCO also may look at many other factors, including the issuer’s past, present and estimated future: financial strength; cash flow; management; borrowing requirements; and responsiveness to changes in interest rates and business conditions. As well, WRIMCO may consider the maturity of the obligation and the size or nature of the bond issue.

The fund may invest a significant amount of its assets in mortgage-backed securities, including U.S. government or U.S. government-related mortgage loan pools or private mortgage loan pools. In U.S. government or U.S. government-related mortgage loan pools, the U.S. government or certain agencies guarantee to mortgage pool security holders the payment of principal and interest. The principal U.S. government-related guarantors of mortgage-related securities are the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). Fannie Mae and Freddie Mac generally guarantee payment of principal and interest on mortgage loan pool securities issued by certain pre-approved institutions (such as savings and loan institutions, commercial banks and mortgage bankers). However, securities issued by Fannie Mae, Freddie Mac and the Federal Home Loan Banks (FHLB) are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury (Treasury) or by the credit of the issuer. In addition, the fund purchases securities issued by non-government related entities which may be backed only by the pool of assets pledged as security for the transaction.

The fund may invest up to 20% of its total assets in non-investment grade debt securities, commonly called “high-yield” or “junk” bonds, which are more susceptible to the risk of non-payment or default, and their prices may be more volatile than higher-rated bonds. The fund also may invest up to 20% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the fund may invest have diverse operations, with products or services in foreign markets. Therefore, the fund may have indirect exposure to various foreign markets through investments in these companies, even if the fund is not invested directly in such markets. In addition, the fund may invest in secured and unsecured loan assignments, loan participations and other loan instruments.

The fund may, from time to time, utilize derivative instruments, including credit default swaps, Treasury futures contracts, Treasury swaps and options, for hedging purposes, to take a directional position on interest rates, to attempt to mitigate the impact of rising interest rates, or to manage or adjust the duration of its portfolio.

The fund may invest in restricted securities that have not been registered for sale under the Securities Act of 1933.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. For example, WRIMCO may sell a holding if, in WRIMCO’s opinion, the issuer’s financial strength weakens and/or the yield and relative safety of the security decline. WRIMCO also may sell a security to reduce the fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

18	Prospectus

When WRIMCO believes that a temporary defensive position is desirable, due to present or anticipated market or economic conditions, it may invest up to all of the fund’s assets in cash or cash equivalents. The “cash equivalents” in which the fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which WRIMCO believes are of comparable quality. Subject to the fund’s investment policies and restrictions, the fund may utilize derivative instruments, including, but not limited to, futures contracts, options and credit default swaps, for defensive purposes. By taking a temporary defensive position, the fund may not achieve its investment objective.

Principal Risks. An investment in Waddell & Reed Advisors Bond Fund is subject to various risks, including the following:

∎ Company Risk ∎ Credit Risk ∎ Extension Risk ∎ Income Risk ∎ Interest Rate Risk ∎ Liquidity Risk ∎ Management Risk	∎ Market Risk ∎ Mortgage-Backed and Asset-Backed Securities Risk ∎ Non-Agency Securities Risk ∎ Reinvestment Risk ∎ Sector Risk ∎ U.S. Government Securities Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Waddell & Reed Advisors Bond Fund may be subject to other, non-principal risks, including the following:

∎ Convertible Security Risk ∎ Derivatives Risk ∎ Foreign Exposure Risk ∎ Foreign Government Obligations and Securities of Supranational Entities Risk ∎ Foreign Securities Risk	∎ Loan Risk ∎ Low-Rated Securities Risk ∎ Political, Legislative or Regulatory Risk ∎ Private Placements and Other Restricted Securities Risk ∎ Redemption Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the fund may invest, is provided in the SAI.

Waddell & Reed Advisors Core Investment Fund seeks to achieve its objective of seeking to provide capital growth and appreciation by investing, under normal circumstances, at least 80% of its net assets in equity securities, primarily in common stocks of large-capitalization, U.S. and, to a lesser extent, foreign companies. WRIMCO seeks to invest the fund in companies that it believes are high-quality, have sustainable competitive advantages accompanied by financial strength and earnings stability, and have leading positions in their industries. There is no guarantee, however, that the fund will achieve its investment objective. Large-capitalization companies typically are companies with market capitalizations of at least $10 billion at the time of acquisition. The fund invests in securities that have the potential for capital appreciation, or that WRIMCO expects to resist market decline. Although the fund primarily invests in securities issued by large-capitalization companies, it may invest in securities issued by companies of any size. The fund may invest in securities of companies across the valuation spectrum, including securities issued by growth and value companies.

WRIMCO believes that long-term earnings potential relative to market expectations is an important component for stock performance. WRIMCO utilizes both a top-down (assessing the market environment) and a bottom-up (researching individual issuers) analysis in its securities-selection process, and seeks to exploit what it believes to be catalysts for multi-year earnings growth in companies that it believes have strong or strengthening competitive advantages. From a top-down perspective, WRIMCO seeks to identify current trends or themes which indicate specific industries that have the potential to experience multi-year growth. WRIMCO considers various thematic catalysts in its analysis, including major macro-economic and political forces, cyclical inflections, changes in consumer behavior and technology shifts. Once a trend or theme is identified, WRIMCO seeks to invest for the fund in what it believes are dominant companies that will benefit from these trends or themes, including companies that WRIMCO believes have long-term earnings potential that exceeds market expectations.

Through its bottom-up stock selection, WRIMCO searches for companies for which it believes market expectations are too low with regard to the ability of the companies to grow their businesses.

The fund typically holds a limited number of stocks (generally 40 to 50).

In selecting securities for the fund, WRIMCO may consider whether a company has new products to introduce, has undergone cost restructuring or a management change, or has improved its execution, among other factors.

WRIMCO attempts to select securities that it believes have growth possibilities by looking at many factors, which may include a company’s: projected long-term earnings power compared to market expectations over a multi-year horizon, competitive position in the global economy, history of improving sales and profits, management strength, established brand, leadership position in its industry, stock price value, potential earnings catalyst, dividend payment history, anticipated future dividend yield, and prospects for capital return in the form of dividends and stock buybacks.

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The fund also may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the fund may invest have diverse operations, with products or services in foreign markets. Therefore, the fund may have indirect exposure to various foreign markets through investments in these companies, even if the fund is not invested directly in such markets.

The fund may invest in derivative instruments in seeking to hedge its current holdings, including the use of futures or options contracts on broad U.S. equity indexes.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. Among other factors, WRIMCO considers whether, in its opinion, the security has fully appreciated according to WRIMCO’s forecast, has ceased to offer the prospect of significant growth potential, has had its competitive barriers diminished, has seen its earnings catalyst lose its impact, or has performed below WRIMCO’s expectations regarding the company’s long-term earnings potential. WRIMCO also may sell a security to reduce the fund’s holding in that security if that issuer’s competitive advantage has diminished or if the fund’s portfolio managers lose conviction in a previously identified trend or theme, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

When WRIMCO believes that a temporary defensive position is desirable, the fund may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which WRIMCO believes are of comparable high quality. Subject to the fund’s investment policies and restrictions, the fund also may utilize derivative instruments, including futures contracts and options, for defensive purposes. However, by taking a temporary defensive position, the fund may not achieve its investment objective.

Principal Risks. An investment in Waddell & Reed Advisors Core Investment Fund is subject to various risks, including the following:

∎ Catalyst Risk ∎ Company Risk ∎ Foreign Exposure Risk ∎ Growth Stock Risk ∎ Holdings Risk	∎ Large Company Risk ∎ Management Risk ∎ Market Risk ∎ Theme Risk ∎ Value Stock Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Waddell & Reed Advisors Core Investment Fund may be subject to other, non-principal risks, including the following:

∎ Derivatives Risk ∎ Foreign Securities Risk ∎ Interest Rate Risk	∎ Mid Size Company Risk ∎ Redemption Risk ∎ Small Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the fund may invest, is provided in the SAI.

Waddell & Reed Advisors Dividend Opportunities Fund seeks to achieve its objective of seeking to provide total return by investing primarily in large-capitalization companies that often are market leaders in their industry, with established operating records that WRIMCO believes may accelerate or grow their dividend payout ratio and that also demonstrate favorable prospects for total return. Under normal circumstances, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in dividend-paying equity securities. For this purpose, such securities consist primarily of dividend-paying common stocks. WRIMCO seeks companies with established operating records that it believes demonstrate favorable prospects for total return. There is no guarantee, however, that the fund will achieve its investment objective.

WRIMCO attempts to select securities by primarily focusing on companies that have an above-market dividend yield that is supported by what WRIMCO believes are attractive relative and absolute valuations and tends to favor companies that WRIMCO believes have the ability to grow their dividend at an average or above-average rate relative to the market. WRIMCO also seeks to invest in companies that it believes have the potential for strong growth in their dividend payout due to the companies having a low initial payout ratio and a commitment to raising the payout ratio over time, or above-average earnings growth potential which also are supported by what it believes are attractive relative and absolute valuations. WRIMCO also considers other factors, which may include the company’s: established operating history; financial condition; quality of management; competitive position; capital allocation; business characteristics; growth and profitability opportunities; return on capital; history of improving sales and profits; and stock price as compared to its estimated intrinsic value. WRIMCO seeks companies that it believes possess favorable balance sheets and financial characteristics, sustainable business models and earnings power, and above-average free cash flow yields.

Although the fund primarily invests in securities issued by large-capitalization companies (typically, companies with capitalizations of at least $10 billion at the time of acquisition), it may invest in securities issued by companies of any size. The fund may invest in securities of companies across the valuation spectrum, including securities issued by value and growth companies. The fund typically holds a limited number of stocks (generally 40 to 60).

20	Prospectus

Because, for Federal income tax purposes, “qualified dividend income” received by an individual (and certain other noncorporate shareholders) is subject to Federal income tax at maximum rates of 15% and 20% (depending on the amount of the shareholder’s taxable income and provided that certain holding period and other requirements are met), WRIMCO believes that the tax treatment of qualified dividend income may benefit companies that regularly issue dividends.

Although the fund invests primarily in U.S. securities, it may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the fund may invest have diverse operations, with products or services in foreign markets. Therefore, the fund may have indirect exposure to various foreign markets through investments in these companies, even if the fund is not invested directly in such markets.

While the fund invests primarily in dividend-paying equity securities, it also may invest up to 20% of its net assets in debt securities in seeking to achieve its objective. To the extent the fund invests in debt securities, the fund intends to primarily invest in investment-grade debt securities, that is, bonds rated BBB- or higher by S&P or comparably rated by another NRSRO or, if unrated, determined by WRIMCO to be of comparable quality.

The fund may invest in publicly traded partnerships (often referred to as master limited partnerships (MLPs)). An MLP is an entity that combines the tax benefits of a partnership with the liquidity of publicly traded securities. The MLPs in which the fund may invest are primarily engaged in investing in oil and gas-related businesses, including energy processing and distribution. The fund’s investments in MLPs will be limited by tax considerations. The fund also may invest in securities issued by real estate investment trusts (REITs), as well as convertible securities and preferred stocks.

Generally, in determining whether to sell a security, WRIMCO considers many factors, including: changes in economic or market factors in general or with respect to a particular industry or sector, changes in the market trends or other factors affecting an individual security, and changes in the relative market performance or its belief in the appreciation possibilities offered by individual securities. WRIMCO also may sell a security to reduce the fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

The fund may utilize derivative instruments, including options on individual equity securities, in seeking to gain exposure to, or facilitate trading in, certain securities or market sectors. It also may use derivative instruments to generate additional income from written option premiums.

When WRIMCO believes that a temporary defensive position is desirable, the fund may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which WRIMCO believes are of comparable high quality. Subject to the fund’s investment policies and restrictions, the fund also may utilize derivative instruments, including futures contracts and options, for defensive purposes. However, by taking a temporary defensive position, the fund may not achieve its investment objective.

Principal Risks. An investment in Waddell & Reed Advisors Dividend Opportunities Fund is subject to various risks, including the following:

∎ Company Risk ∎ Dividend-Paying Stock Risk ∎ Foreign Exposure Risk ∎ Foreign Securities Risk ∎ Growth Stock Risk	∎ Holdings Risk ∎ Large Company Risk ∎ Management Risk ∎ Market Risk ∎ Value Stock Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Waddell & Reed Advisors Dividend Opportunities Fund may be subject to other, non-principal risks, including the following:

∎ Convertible Security Risk ∎ Credit Risk ∎ Derivatives Risk ∎ Interest Rate Risk ∎ Mid Size Company Risk	∎ MLP Risk ∎ Preferred Stock Risk ∎ Redemption Risk ∎ REIT-Related Risk ∎ Small Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the fund may invest, is provided in the SAI.

Waddell & Reed Advisors Global Bond Fund seeks to achieve its primary objective of seeking to provide a high level of current income, and its secondary objective of capital appreciation, by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in a diversified portfolio of bonds of foreign and U.S. issuers. The fund may invest in debt securities, including secured and unsecured loan assignments, loan participations and other loan instruments (loans), issued by foreign or U.S. companies of any size, including those in emerging markets, as well as in debt securities issued by foreign or U.S. governments. There is no guarantee, however, that the fund will achieve its investment objectives.

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Under normal circumstances, the fund invests at least 40% (or, if WRIMCO deems it warranted by market conditions, at least 30%) of its total assets in securities of non-U.S. issuers. Under normal circumstances, the fund will allocate its assets among at least three different countries (one of which may be the United States). The fund also may invest in securities of issuers determined by WRIMCO to be in developing or emerging market countries. The fund may invest up to 100% of its total assets in foreign securities and non-U.S. dollar-denominated securities. The fund has the flexibility to invest in a variety of securities, sectors, countries and currencies.

Many of the companies in which the fund may invest have diverse operations, with products or services in foreign markets. Therefore, the fund may have indirect exposure to various foreign markets through investments in these companies, even if the fund is not invested directly in such markets.

Bonds and other debt securities may be of any maturity (except that, for this purpose, a “bond” is any debt security with an initial maturity greater than one year). The fund may invest in both investment and non-investment grade securities. It may invest up to 100% of its total assets in non-investment grade bonds, primarily of foreign issuers, that include bonds rated BB+ or lower by S&P or comparably rated by another NRSRO or, if unrated, determined by WRIMCO to be of comparable quality. The fund will invest in non-investment grade securities only if WRIMCO deems the risks to be consistent with the fund’s objectives. Non-investment grade bonds, commonly called “high-yield” or “junk” bonds, are considered to be more susceptible to the risk of non-payment or default, and may be more volatile than higher-rated debt securities.

The fund primarily owns debt securities; however, the fund also may own, to a lesser extent, preferred stocks, common stocks and convertible securities. The fund also may invest in equity securities of foreign and U.S. issuers to achieve income and/or its secondary objective of capital appreciation. The fund may invest in private placements and other restricted securities. The fund may purchase shares of other investment companies subject to the restrictions and limitations of the Investment Company Act of 1940, as amended (1940 Act). The fund also may invest in exchange-traded funds (ETFs) as a means of gaining exposure to desired sectors, asset classes or securities. The fund also may invest in ETFs to gain exposure to precious metals and other commodities without purchasing them directly, although the fund also may invest separately in physical commodities.

WRIMCO may look at a number of factors in selecting securities for the fund’s portfolio, including: identifying fundamental global themes; country analysis (economic, legislative/judicial and demographic trends); credit analysis of the issuer (financial strength, cash flow, balance sheet, management, strategy and accounting); the maturity, quality and denomination (U.S. dollar, euro, yen) of the issue; domicile and market share of the issuer; and analysis of the issuer’s profit history through various economic cycles.

Generally, in determining whether to sell a security, WRIMCO continues to analyze the factors considered for buying the security. WRIMCO also considers its assumptions regarding a company, an industry, the markets, an individual economy and/or the global economy. WRIMCO may sell a security to reduce the fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

When consistent with the fund’s investment objectives, WRIMCO may utilize derivatives, including buying or selling options, futures contracts or forward contracts on a security, an index of securities or a foreign currency, or entering into swaps, including credit default swaps, total return swaps and interest rate swaps. WRIMCO may use these derivatives in seeking to hedge various instruments, for risk management purposes or to seek to increase investment income or gain in the fund, or to invest in a position or gain exposure to a currency not otherwise readily available, to take a fundamental position long or short in a particular currency or for purposes of seeking to mitigate the impact of rising interest rates. With credit default swaps, the fund either may sell or buy credit protection with respect to bonds or other debt securities pursuant to the terms of these contracts.

When WRIMCO believes that a temporary defensive position is desirable, due to present or anticipated market or economic conditions, it may invest up to all of the fund’s assets in cash or cash equivalents. The “cash equivalents” in which the fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which WRIMCO believes are of comparable quality. Subject to the Fund’s investment policies and restrictions, the Fund may utilize derivative instruments, including, but not limited to, futures contracts, options and credit default swaps, for defensive purposes. WRIMCO also may shorten the average maturity of the Fund’s debt holdings.

By taking a temporary defensive position in any one or more of these manners, the fund may not achieve its investment objectives.

Principal Risks. An investment in Waddell & Reed Advisors Global Bond Fund is subject to various risks, including the following:

∎ Capital Repatriation Risk ∎ Company Risk ∎ Credit Risk ∎ Emerging Market Risk ∎ Extension Risk ∎ Foreign Currency Risk ∎ Foreign Exposure Risk ∎ Foreign Securities Risk ∎ Income Risk	∎ Interest Rate Risk ∎ Loan Risk ∎ Low-Rated Securities Risk ∎ Management Risk ∎ Market Risk ∎ Reinvestment Risk ∎ Small Company Risk ∎ U.S. Government Securities Risk

22	Prospectus

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Waddell & Reed Advisors Global Bond Fund may be subject to other, non-principal risks, including the following:

∎  Commodities Risk

∎  Convertible Security Risk

∎  Derivatives Risk

∎  Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk

∎  Foreign Government Obligations and Securities of Supranational Entities Risk

∎  Investment Company Securities Risk

∎  Liquidity Risk

∎  Mortgage-Backed and Asset-Backed Securities Risk

∎  Preferred Stock Risk

∎  Private Placements and Other Restricted Securities Risk

∎  Redemption Risk

∎  Russia Investment Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the fund may invest, is provided in the SAI.

Waddell & Reed Advisors Global Growth Fund seeks to achieve its objective of seeking to provide growth of capital by investing primarily in a diversified portfolio of common stocks of growth-oriented U.S. and foreign issuers (including depositary receipts of foreign issuers) that WRIMCO believes are competitively well-positioned, gaining market share, have the potential for long-term growth and/or operate in regions or countries that WRIMCO believes possess attractive growth characteristics. Growth securities are those whose earnings, WRIMCO believes, are likely to have strong growth over several years. A depositary receipt generally is issued by a bank or other financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company. The fund primarily invests in issuers of developed countries, including the U.S., although the fund has the ability to invest in issuers domiciled in or doing business in any country or region around the globe, including emerging markets.

Although the fund primarily invests in securities issued by large-capitalization companies (typically, companies with market capitalizations of at least $10 billion at the time of acquisition), it may invest in securities issued by companies of any size and in any geographic area, including the U.S., and within various sectors, which may include companies that are offered in IPOs. Under normal circumstances, the fund invests at least 40% (or, if the portfolio manager deems it warranted by market conditions, at least 30%) of its total assets in foreign securities. Under normal circumstances, the fund will allocate its assets among at least three different countries (one of which may be the United States). Many of the companies in which the fund may invest have diverse operations, with products or services in foreign markets. Therefore, the fund may have indirect exposure to various additional foreign markets through investments in these companies, even if the fund is not invested directly in such markets. Under normal circumstances, the fund will allocate its assets among at least three different countries (one of which may be the United States). The fund typically holds a limited number of stocks (generally 45 to 70). There is no guarantee, however, that the fund will achieve its investment objective. The fund may invest up to 100% of its total assets in foreign securities, including securities denominated in currencies other than the U.S. dollar.

WRIMCO utilizes a research-based investment process that focuses on bottom-up (researching individual issuers) stock selection, followed by a top-down (assessing the market environment) global economic analysis. WRIMCO seeks strong companies that possess a unique, sustainable competitive advantage that WRIMCO believes will allow them to withstand competitive pressures and grow faster than the general economy. WRIMCO may look at a number of factors in selecting securities for the fund’s portfolio, including: a company’s competitive position and its sustainability; a company’s growth and earnings potential and valuation; a company’s financials, including cash flow and balance sheet; management of the company; strength of the industry; size of total addressable market; margin trends; switching costs; control of distribution channels; and applicable economic, market and political conditions of the country in which the company is located and/or in which it is doing business.

WRIMCO seeks profitable companies with a sustainable competitive advantage in their industry as well as the ability to sustain their growth rates. It considers factors such as a company’s intellectual property, brand, scale, distribution, margins and return on capital and seeks to identify and capitalize upon key trends such as high-growth end markets, supply and demand imbalances, new product adoption and industry consolidation. In its top-down analysis, WRIMCO considers factors such as the geopolitical economic and political environment, regulatory policy, geopolitical risk and the currency environment. The fund’s holdings tend to be allocated across a spectrum of growth companies comprised of three major categories: accelerating growth (companies that WRIMCO believes can accelerate their growth and profitability due to the introduction of a new product or service); controlled growth (companies that WRIMCO believes possess relatively steady growth prospects irrespective of the current economic environment); and cyclical growth (companies that WRIMCO believes possess attractive long-term growth prospects, but whose near-term prospects may be economically sensitive).

The fund may use forward contracts and options contracts to manage its exposure (increase or decrease) to various foreign currencies and also may use a range of derivative instruments in seeking to manage various market risks (such as interest rates, and broad or specific equity or fixed-income market movements). In addition, the fund also may use other derivative instruments, including, but not limited to, total return swaps, to gain exposure to a particular sector or security. The fund also may invest in ETFs as a means of gaining exposure to a particular segment of the market, which may include seeking to gain exposure to precious metals and other commodities. The fund may invest in private placements and other restricted securities. In addition, the fund may invest in “A-shares” of certain Chinese companies — which otherwise are not eligible for investment by U.S. mutual funds — through various trading programs with Chinese-based stock exchanges.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. For example, WRIMCO may sell a security issued by a company if it believes the company has experienced a fundamental breakdown of its sustainable competitive advantage or no longer offers significant growth potential, if it believes the management of the company

Prospectus	23

has weakened or its margin and/or its valuation appears unsustainable, and/or there exists political or economic instability in the issuer’s country. WRIMCO also may sell a security to reduce the fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

When WRIMCO believes that a temporary defensive position is desirable, the fund may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which WRIMCO believes are of comparable high quality. Subject to the fund’s investment policies and restrictions, the fund may utilize derivative instruments, including futures contracts and options, for defensive purposes. WRIMCO also may avoid investment in volatile emerging markets and increase investments in more stable, developed countries and industries, including investments in long-term U.S. or foreign government bonds; and it also may invest all of its assets in U.S. securities. However, by taking a temporary defensive position, the fund may not achieve its investment objective.

Principal Risks. An investment in Waddell & Reed Advisors Global Growth Fund is subject to various risks, including the following:

∎ Company Risk ∎ Depositary Receipts Risk ∎ Emerging Market Risk ∎ Foreign Currency Risk ∎ Foreign Exposure Risk ∎ Foreign Securities Risk	∎ Growth Stock Risk ∎ Holdings Risk ∎ Large Company Risk ∎ Management Risk ∎ Market Risk ∎ Sector Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Waddell & Reed Advisors Global Growth Fund may be subject to other, non-principal risks, including the following:

∎ China Investment Risk ∎ Commodities Risk ∎ Derivatives Risk ∎ Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk ∎ Initial Public Offering Risk	∎ Interest Rate Risk ∎ Investment Company Securities Risk ∎ Mid Size Company Risk ∎ Private Placements and Other Restricted Securities Risk ∎ Redemption Risk ∎ Small Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the fund may invest, is provided in the SAI.

Waddell & Reed Advisors Government Securities Fund seeks to achieve its objective of seeking to provide current income consistent with preservation of capital by investing exclusively in a diversified portfolio of U.S. government securities. There is no guarantee, however, that the fund will achieve its investment objective.

U.S. government securities include: U.S. Treasury obligations, such as bills, bonds and notes; obligations issued or guaranteed as to principal and interest by the U.S. Treasury, and certain U.S. government agencies or instrumentalities, such as Ginnie Mae; obligations of issuers that are supported by the ability of the issuer to borrow from the U.S. Treasury; and obligations of U.S. government-sponsored entities that are neither issued nor guaranteed by the U.S. government, such as Freddie Mac and Fannie Mae. The fund may invest in mortgage-backed securities issued by U.S. government-sponsored entities or agencies or instrumentalities of U.S. government agencies. The fund has no limitations on the range of maturities of the debt securities in which it may invest.

WRIMCO may look at a number of factors in selecting securities for the fund’s portfolio. These include utilizing economic research and analyzing interest rate trends to determine which types of securities to emphasize at a given time.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities of that type. For example, WRIMCO may sell a security if it believes the security no longer provides significant income potential or if the safety of the principal is weakened. As well, WRIMCO may sell a security to reduce the fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

The fund may from time to time utilize Treasury futures contracts, Treasury swaps and options for hedging purposes and/or to take a directional position on interest rates. The fund also may use derivatives to adjust the overall duration of the portfolio.

When WRIMCO believes that a temporary defensive position is desirable, it may invest up to all of the fund’s assets in cash or cash equivalents. The “cash equivalents” in which the fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which WRIMCO believes are of comparable quality. Subject to the fund’s investment policies and restrictions, the fund may utilize derivative instruments, including, but not limited to, futures contracts, options and credit default swaps, for defensive purposes. By taking a temporary defensive position, the fund may not achieve its investment objective.

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Principal Risks. An investment in Waddell & Reed Advisors Government Securities Fund is subject to various risks, including the following:

∎ Credit Risk ∎ Extension Risk ∎ Interest Rate Risk ∎ Management Risk ∎ Market Risk	∎ Mortgage-Backed and Asset-Backed Securities Risk ∎ Reinvestment Risk ∎ Sector Risk ∎ U.S. Government Securities Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Waddell & Reed Advisors Government Securities Fund may be subject to other, non-principal risks, including the following:

∎ Derivatives Risk ∎ Redemption Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the fund may invest, is provided in the SAI.

Waddell & Reed Advisors High Income Fund seeks to achieve its objective of seeking to provide total return through a combination of high current income and capital appreciation by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities, including secured and unsecured loan assignments, loan participations and other loan instruments, of U.S. and foreign issuers, the risks of which are, in the judgment of WRIMCO, consistent with the fund’s objective. There is no guarantee, however, that the fund will achieve its investment objective.

In general, the high level of income that the fund seeks is paid by debt securities rated in the lower rating categories of the NRSROs or unrated securities that are determined by WRIMCO to be of comparable quality; these include debt securities rated BBB+ or lower by S&P, or comparably rated by another NRSRO or, if unrated, determined by WRIMCO to be of comparable quality. The fund may invest up to 100% of its total assets in non-investment grade debt securities, commonly called “high-yield” or “junk” bonds, which include debt securities rated BB+ or lower by S&P or comparably rated by another NRSRO or, if unrated, determined by WRIMCO to be of comparable quality. Lower-quality debt securities (which include junk bonds) are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty.

Although WRIMCO considers credit ratings in selecting investments for the fund, WRIMCO bases its investment decisions for a particular instrument primarily on its own credit analysis and not on a NRSRO’s credit rating. WRIMCO may look at a number of factors in selecting securities for the fund, beginning with a primarily bottom-up (researching individual issuers) analysis that includes extensive modeling and talking with a company’s management team, industry consultants and sell-side research to help formulate opinions of a company’s fundamentals, including: financial strength, growth of operating cash flows, strength of management, borrowing requirements, improving credit metrics, potential to improve credit standing, responsiveness to changes in interest rates and business conditions, strength of business model, and capital structure and future capital needs, and progressing to consideration of the current economic environment, the direction and level of interest rates and inflation, industry fundamentals and trends in the general economy. The fund primarily owns debt securities that may include debentures, commercial paper, investment grade bonds, mezzanine loans and other similar types of debt instruments and may own fixed-income securities of varying maturities. The fund may invest in fixed-income securities of any maturity and in companies of any size.

The fund also may own, to a lesser degree, preferred stocks, common stocks and convertible securities and other equity securities or warrants generally incidental to the purchase or ownership of a fixed-income instrument or in connection with a reorganization of an issuer. The prices of common stocks and other equity securities tend to fluctuate in the short term, particularly those of smaller companies. The fund may invest in private placements and other restricted securities. The fund may purchase shares of other investment companies subject to the restrictions and limitations of the 1940 Act.

The fund may invest up to 100% of its total assets in foreign securities that are denominated in U.S. dollars or foreign currencies, including securities of issuers in emerging markets. Investments in foreign securities also present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the fund may invest have diverse operations, with products or services in foreign markets. Therefore, the fund may have indirect exposure to various foreign markets through investments in these companies, even if the fund is not invested directly in such markets.

WRIMCO attempts to optimize the fund’s risk/reward by investing in the debt portion of the capital structure that WRIMCO believes to be most attractive, which may include secured and/or unsecured loans, floating rate notes and/or secured and/or unsecured high-yield bonds. For example, if WRIMCO believes that market conditions are favorable for a particular type of fixed-income instrument, such as high-yield bonds, most or all of the fixed-income instruments in which the fund invests may be high-yield bonds. Similarly, if WRIMCO believes that market conditions are favorable for loans, most or all of the fixed-income instruments in which the fund invests may be loans, including second-lien loans which typically are lower in the capital structure and less liquid than first-lien loans.

The fund may from time to time utilize forward contracts and futures on a foreign currency or enter into swaps, including credit default swaps and total return swaps. WRIMCO may use these derivatives in seeking to hedge various instruments and/or the fund’s exposure to foreign currencies from securities held in the portfolio, for risk management purposes or to seek to increase investment income or gain in the fund, or to invest in a position not otherwise readily available, to take a fundamental position long or short in a

Prospectus	25

particular currency, for purposes of seeking to mitigate the impact of rising interest rates or to attempt to increase exposure to various sectors, markets or indexes. With credit default swaps, the fund either may sell or buy credit protection with respect to bonds or other debt securities, pursuant to the terms of these contracts.

Generally, in determining whether to sell a security, WRIMCO considers the dynamics of an industry and/or company change or anticipated change, a change in strategy by a company, a deterioration of the company’s financial model, credit quality or credit standing and/or a change in management’s consideration of its creditors. WRIMCO also may sell a security if, in WRIMCO’s opinion, the price of the security has risen to fully reflect the company’s improved creditworthiness and other investments with greater potential exist. WRIMCO also may sell a security to take advantage of what it believes are more attractive investment opportunities, to reduce the fund’s holding in that security or to raise cash.

When WRIMCO believes that a temporary defensive position is desirable, due to present or anticipated market or economic conditions and to attempt to reduce the price volatility of the fund, WRIMCO may invest up to 100% of the fund’s assets in cash or cash equivalents. The “cash equivalents” in which the fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which WRIMCO believes are of comparable quality. Subject to the fund’s investment policies and restrictions, the fund may utilize derivative instruments, including, but not limited to, futures contracts, options and credit default swaps, for defensive purposes. It also may shorten the average maturity of the fund’s debt holdings or emphasize investment-grade debt securities.

By taking a temporary defensive position in any one or more of these manners, the fund may not achieve its investment objective.

Principal Risks. An investment in Waddell & Reed Advisors High Income Fund is subject to various risks, including the following:

∎ Company Risk ∎ Credit Risk ∎ Extension Risk ∎ Foreign Exposure Risk ∎ Foreign Securities Risk ∎ Income Risk ∎ Interest Rate Risk	∎ Liquidity Risk ∎ Loan Risk ∎ Low-Rated Securities Risk ∎ Management Risk ∎ Market Risk ∎ Private Placements and Other Restricted Securities Risk ∎ Reinvestment Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Waddell & Reed Advisors High Income Fund may be subject to other, non-principal risks, including the following:

∎ Convertible Security Risk ∎ Derivatives Risk ∎ Emerging Market Risk ∎ Foreign Currency Risk	∎ Investment Company Securities Risk ∎ Political, Legislative or Regulatory Risk ∎ Preferred Stock Risk ∎ Redemption Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the fund may invest, is provided in the SAI.

Waddell & Reed Advisors New Concepts Fund seeks to achieve its objective of seeking to provide growth of capital by investing primarily in a diversified portfolio of U.S. and, to a lesser extent, foreign mid-capitalization companies that WRIMCO believes are high quality and/or offer above-average growth potential. The fund primarily focuses on mid-capitalization growth companies that WRIMCO believes have the potential to become large-capitalization companies, which may include companies that are offered in initial public offerings (IPOs). For purposes of this fund, mid-capitalization companies typically are companies with market capitalizations within the range of companies in the Russell Midcap Growth Index at the time of acquisition. As of June 30, 2016 (the quarter-end closest to the index’s rebalance), this range of market capitalizations was between approximately $1.59 billion and $28.58 billion. Securities of a company whose capitalization exceeds the mid-capitalization range after purchase will not be sold solely because of the company’s increased capitalization. There is no guarantee, however, that the fund will achieve its investment objective.

In selecting securities for the fund, WRIMCO primarily emphasizes a bottom-up (researching individual issuers) approach and focuses on companies it believes have the potential for strong growth, increasing profitability, attractive valuations and sound capital structures. WRIMCO may look at a number of factors in its consideration of a company, such as: new or innovative products or services; adaptive or creative management; strong financial and operational capabilities to sustain multi-year growth; stable and consistent revenue, earnings, and cash flow; strong balance sheet; market potential; and profit potential. Other desired characteristics may include a leading market position, the active involvement of the founder or entrepreneur, management that is strong and demonstrates commitment to stakeholders, and a high gross margin and return on equity with low debt. WRIMCO also may consider a company’s dividend yield. Part of WRIMCO’s investment process includes a review of the macroeconomic environment, with a focus on factors such as interest rates, inflation, consumer confidence, and corporate spending.

The fund’s holdings tend to be allocated across a spectrum of growth companies comprised of three major categories: greenfield growth (companies that possess innovative products or services that WRIMCO believes have the potential to turn into solid growth companies over the longer term); stable growth (companies that WRIMCO believes are well-managed, have durable business models and are producing moderate and reliable earnings growth but that are not the fastest growth companies in the marketplace); and

26	Prospectus

unrecognized growth (companies, in WRIMCO’s view, whose future growth prospects are either distrusted or misunderstood, or whose growth has slowed from historical levels, but still have the potential to deliver or reassert growth).

The fund may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks, such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the fund may invest have diverse operations, with products or services in foreign markets. Therefore, the fund may have indirect exposure to various foreign markets through investments in these companies, even if the fund is not invested directly in such markets.

In addition to common stocks, the fund may invest in convertible securities, preferred stocks and debt securities of any maturity and mostly of investment grade, that is, rated BBB- or higher by S&P or comparably rated by another NRSRO or, if unrated, determined by WRIMCO to be of comparable quality.

The fund may utilize derivative instruments, including futures on domestic indexes and options, both written and purchased, on an index or on individual or baskets of equity securities, in seeking to gain exposure to certain sectors or securities, to enhance income, and/or to hedge certain event risks on positions held by the fund and to hedge market risk on equity securities. In addition, the fund may use total return swaps in an attempt to increase exposure to various equity sectors and markets or baskets of equity securities. The fund also may invest in ETFs as a means of gaining exposure to a particular segment of the market.

Generally, in determining whether to sell a security, WRIMCO considers many factors, including what it believes to be excessive valuation given company growth prospects, deterioration of fundamentals, weak cash flow to support shareholder returns, and unexpected and poorly explained management changes. WRIMCO also may sell a security to reduce the fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

When WRIMCO believes that a temporary defensive position is desirable, the fund may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which WRIMCO believes are of comparable high quality. Subject to the fund’s investment policies and restrictions, the fund may utilize derivative instruments, including futures contracts and options, for defensive purposes.

Moreover, the fund may choose to invest in companies whose sales and earnings growth generally are stable through a variety of economic conditions. However, by taking a temporary defensive position, the fund may not achieve its investment objective.

Principal Risks. An investment in Waddell & Reed Advisors New Concepts Fund is subject to various risks, including the following:

∎ Company Risk ∎ Growth Stock Risk ∎ Management Risk	∎ Market Risk ∎ Mid Size Company Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Waddell & Reed Advisors New Concepts Fund may be subject to other, non-principal risks, including the following:

∎ Convertible Security Risk ∎ Derivatives Risk ∎ Foreign Exposure Risk ∎ Foreign Securities Risk ∎ Initial Public Offering Risk	∎ Investment Company Securities Risk ∎ Large Company Risk ∎ Preferred Stock Risk ∎ Redemption Risk ∎ Small Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the fund may invest, is provided in the SAI.

Waddell & Reed Advisors Small Cap Fund seeks to achieve its objective of seeking to provide growth of capital by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of small-capitalization companies. The fund invests primarily in common stocks of small-capitalization companies that are relatively new or unseasoned, companies in their early stages of development, or smaller companies positioned in new or emerging industries where WRIMCO believes there is an opportunity for higher growth than in established companies or industries. For purposes of this fund, small-capitalization companies typically are companies with market capitalizations within the range of companies in the Russell 2000 Growth Index at the time of acquisition. As of June 30, 2016 (the quarter-end closest to the index’s rebalance), this range of market capitalizations was between approximately $55.51 million and $4.29 billion. Equity securities of a company whose capitalization exceeds the small-capitalization range after purchase will not be sold solely because of the company’s increased capitalization. The fund’s investments in equity securities may include common stocks that are offered in IPOs. There is no guarantee, however, that the fund will achieve its investment objective.

The emphasis on portfolio risk diversification is an important contributor to the ability to effectively manage risk, as a desired goal is to have a portfolio of securities that tend not to react in high correlation to one another under any economic or market condition. This emphasis is intended to result in a higher degree of diversification, reduced portfolio volatility, and a smoother more consistent pattern of portfolio returns over the long term.

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In selecting securities for the fund, WRIMCO utilizes a bottom-up (researching individual issuers) stock-picking process that focuses on companies it believes have sustainable long-term growth potential with superior financial characteristics and, therefore, are believed by WRIMCO to be of a higher quality than many other small-capitalization companies. WRIMCO may look at a number of factors regarding a company, such as: management that is aggressive, creative, strong and/or dedicated; technological or specialized expertise; new or unique products or services; entry into new or emerging industries; growth in earnings/growth in revenue and sales/positive cash flows, ROIC (return on invested capital) market share, barriers to entry, operating margins, rising returns on investment, and security size and liquidity.

WRIMCO considers quality of management and superior financial characteristics (for example, return on assets, return on equity, operating margin) in its search for companies, thereby focusing on what it believes are higher-quality companies. WRIMCO seeks companies that it believes exhibit successful and scalable business models by having one or more of the following characteristics: a company that is a leader in its industry, that features the involvement of the founder, that demonstrates a strong commitment to shareholders, that is serving a large and/or fast-growing market opportunity, that is increasing market share and/or creating increasing barriers to entry or that emphasizes organic growth. WRIMCO believes that such companies generally have a replicable business model that allows for sustained growth.

The fund’s portfolio tends to be allocated across a spectrum of growth companies comprised of four major categories: aggressive growth (often young companies that are early entrants to new industries or market opportunities); accelerating growth (companies growing somewhat quickly but less aggressively and delivering solid margin expansion); consistent growth (companies that are growing still more slowly but remain stable, reliable competitors in attractive industries), and out of favor growth (companies whose valuations have been reduced but that WRIMCO believes continue to possess potential growth prospects).

The focus on holding an investment is intermediate to long-term. WRIMCO considers selling a holding if its analysis reveals evidence of a meaningful deterioration in operating trends, it anticipates a decrease in the company’s ability to grow and gain market shares and/or the company’s founder departs.

From time to time, the fund also may invest a lesser portion of its assets in securities of mid and large-capitalization companies (that is, companies with market capitalizations larger than that defined above) that, in WRIMCO’s opinion, are being fundamentally changed or revitalized, have a position that is considered strong relative to the market as a whole or otherwise offer unusual opportunities for above-average growth.

In addition to common stocks, the fund may invest in: securities convertible into common stocks; preferred stocks; and debt securities that are mostly of investment grade.

The fund may invest up to 25% of its total assets in foreign securities. Investing in foreign securities may present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the fund may invest have diverse operations, with products or services in foreign markets. Therefore, the fund may have indirect exposure to various foreign markets through investments in these companies, even if the fund is not invested directly in such markets.

The fund may invest in ETFs to gain industry exposure not otherwise available through direct investments in small-capitalization securities. The fund also may invest in derivative instruments, primarily total return swaps, futures on domestic equity indexes and options, both written and purchased, in an attempt to increase exposure to various equity sectors and markets or to hedge market risk on individual equity securities.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. For example, WRIMCO may sell a security if it believes that the stock no longer offers significant growth potential, which may be due to a change in the business or management of the company or a change in the industry or sector of the company. WRIMCO also may sell a security to reduce the fund’s holding in that security, if it loses confidence in the management of the company, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

When WRIMCO believes that a temporary defensive position is desirable, the fund may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which WRIMCO believes are of comparable high quality. The fund also may invest in more established companies, such as those with longer operating histories than many small-capitalization companies. Additionally, it may increase the number of issuers in which it invests and thereby limit the fund’s position size in any particular security. Subject to the fund’s investment policies and restrictions, the fund may utilize derivative instruments, including futures contracts and options, for defensive purposes. However, by taking a temporary defensive position, the fund may not achieve its investment objective.

Principal Risks. An investment in Waddell & Reed Advisors Small Cap Fund is subject to various risks, including the following:

∎ Company Risk ∎ Growth Stock Risk ∎ Initial Public Offering Risk ∎ Liquidity Risk	∎ Management Risk ∎ Market Risk ∎ Sector Risk ∎ Small Company Risk

28	Prospectus

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Waddell & Reed Advisors Small Cap Fund may be subject to other, non-principal risks, including the following:

∎ Convertible Security Risk ∎ Derivatives Risk ∎ Foreign Exposure Risk ∎ Foreign Securities Risk ∎ Investment Company Securities Risk	∎ Large Company Risk ∎ Mid Size Company Risk ∎ Preferred Stock Risk ∎ Redemption Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the fund may invest, is provided in the SAI.

Waddell & Reed Advisors Value Fund seeks to achieve its objective of seeking to provide capital appreciation by primarily investing, for the long term, in the common stocks, and to a lesser extent, preferred stock, of large-capitalization U.S., and to a lesser extent, foreign companies that WRIMCO believes are undervalued. Large-capitalization companies typically are companies with market capitalizations of at least $10 billion at the time of acquisition. The fund seeks to invest in stocks that are, in the opinion of WRIMCO, undervalued, trading at a significant discount relative to the intrinsic value of the company as estimated by WRIMCO and/or are out of favor in the financial markets but have a favorable outlook for capital appreciation. Although the fund primarily invests in securities issued by large-capitalization companies, it may invest in securities issued by companies of any size. The fund seeks to be diversified across various industries in an effort to manage risk, and to limit excess volatility. There is no guarantee, however, that the fund will achieve its investment objective.

To identify securities for the fund, WRIMCO primarily utilizes fundamental, bottom-up (researching individual issuers) research while considering top-down (assessing the market environment) and quantitative analysis. WRIMCO primarily determines the estimated intrinsic value of companies based on cash flow generation, but WRIMCO may consider other valuation factors, such as price to earnings and price to book value. In general, in selecting securities for the fund, WRIMCO evaluates market risk, interest rate trends and the economic climate. It then considers numerous factors in its analysis of individual issuers and their stocks, which may include: estimated intrinsic value of the company using various valuation metrics, historical earnings growth, future expected earnings growth, company’s position in its industry, industry conditions, competitive strategy, management capabilities, free cash flow potential, and internal or external catalysts for change, as well as a company’s asset growth, changes in share count, and changes in working capital. The fund emphasizes companies that WRIMCO believes have a clearly identifiable catalyst that will help the company achieve its estimated intrinsic value. WRIMCO does not generally overweight or underweight particular sectors as an investment management strategy. Sector weights emerge from the individual stock picking process. The fund typically holds a limited number of stocks (generally 30 to 45).

The fund may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the fund may invest have diverse operations, with products or services in foreign markets. Therefore, the fund may have indirect exposure to various foreign markets through investments in these companies, even if the fund is not invested directly in such markets.

The fund may invest in publicly traded partnerships (often referred to as master limited partnerships (MLPs)). An MLP is an entity that combines the tax benefits of a partnership with the liquidity of publicly traded securities. The fund’s investments in MLPs will be limited by tax considerations.

The fund also may invest in derivative instruments, primarily options, both written and purchased, on individual equity securities, in seeking to generate additional income from written option premiums, or to gain exposure to, or facilitate trading in, certain securities. The fund also may utilize derivative instruments, primarily futures on domestic equity indexes, in an attempt to hedge market risk on equity securities.

WRIMCO typically will sell a stock when, in WRIMCO’s opinion, it reaches an acceptable price, its fundamental characteristics have changed or it has performed below WRIMCO’s expectations. WRIMCO also may sell a security to reduce the fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

When WRIMCO believes that a temporary defensive position is desirable, the fund may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which WRIMCO believes are of comparable high quality. Subject to the fund’s investment policies and restrictions, the fund may utilize derivative instruments, including futures contracts and options, for defensive purposes. However, by taking a temporary defensive position, the fund may not achieve its investment objective.

Principal Risks. An investment in Waddell & Reed Advisors Value Fund is subject to various risks, including the following:

∎ Catalyst Risk ∎ Company Risk ∎ Foreign Exposure Risk ∎ Holdings Risk ∎ Large Company Risk	∎ Management Risk ∎ Market Risk ∎ Sector Risk ∎ Value Stock Risk

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Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Waddell & Reed Advisors Value Fund may be subject to other, non-principal risks, including the following:

∎ Derivatives Risk ∎ Foreign Securities Risk ∎ Mid Size Company Risk ∎ MLP Risk	∎ Preferred Stock Risk ∎ Redemption Risk ∎ Small Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the fund may invest, is provided in the SAI.

Waddell & Reed Advisors Vanguard Fund seeks to achieve its objective of seeking to provide growth of capital by investing primarily in a diversified portfolio of common stocks issued by growth-oriented, large-capitalization (and, to a lesser extent, mid-capitalization) U.S. (and, to a lesser extent, foreign) companies with above-average levels of profitability and that WRIMCO believes have the ability to sustain growth over the long term. Large-capitalization companies typically are companies with market capitalizations of at least $10 billion at the time of acquisition. Growth-oriented companies are those whose earnings WRIMCO believes are likely to grow faster than the economy. There is no guarantee, however, that the fund will achieve its investment objective.

WRIMCO primarily utilizes a bottom-up (researching individual issuers) strategy in selecting securities for the fund and seeks to invest for the fund in companies that it believes possess, or have the potential to achieve, dominant market positions and/or structural competitive advantages. WRIMCO believes that these characteristics can help to mitigate competition and lead to more resilient and sustainable revenue and earnings growth.

WRIMCO attempts to focus on companies operating in large, growing, addressable markets (generally, the total potential markets for their goods and services) whose competitive market position WRIMCO believes will allow them to grow faster than the general economy. The key factors WRIMCO typically analyzes consist of: a company’s brand equity; proprietary technology; economies of scale; barriers to entry; strength of management and level of competitive intensity; return of capital in the form of higher dividends or share repurchases; strong balance sheets and cash flows; the threat of substitute products; and the interaction and bargaining power between a company, its customers, suppliers and competitors. The fund typically holds a limited number of stocks (generally 45 to 60).

In selecting securities for the fund, WRIMCO looks for companies which serve large markets with a demonstrated ability to sustain unit growth and high profitability, often driven by brand loyalty, proprietary technology, cost structure, scale or distribution advantages. WRIMCO’s process for selecting stocks is based primarily on fundamental research but does utilize quantitative analysis during the screening process. From a quantitative standpoint, WRIMCO concentrates on the level of profitability, capital intensity, cash flow and capital allocation measures, as well as earnings growth rates and valuations. WRIMCO’s fundamental research effort tries to identify those companies that it believes possess a sustainable competitive advantage, an important characteristic which typically enables a company to generate above-average levels of profitability and the ability to sustain growth over the long term.

The fund invests primarily in common stocks but also may own, to a lesser extent, preferred stocks, convertible securities and debt securities, typically of investment grade and of any maturity. Additionally, the fund may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the fund may invest have diverse operations, with products or services in foreign markets. Therefore, the fund may have indirect exposure to various foreign markets through investments in these companies, even if the fund is not invested directly in such markets.

In general, WRIMCO may sell a security when, in WRIMCO’s opinion, a company experiences deterioration in its growth and/or profitability characteristics, or a fundamental breakdown of its sustainable competitive advantages. WRIMCO also may sell a security if it believes that the security no longer presents sufficient appreciation potential; this may be caused by, or be an effect of, changes in the industry or sector of the issuer, loss by the company of its competitive position and/or poor use of resources. WRIMCO also may sell a security to reduce the fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

When WRIMCO believes that a temporary defensive position is desirable, the fund may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which WRIMCO believes are of comparable high quality. Subject to the fund’s investment policies and restrictions, the fund may utilize derivative instruments, including futures contracts and options, for defensive purposes. However, by taking a temporary defensive position, the fund may not achieve its investment objective.

Principal Risks. An investment in Waddell & Reed Advisors Vanguard Fund is subject to various risks, including the following:

∎ Company Risk ∎ Foreign Exposure Risk ∎ Growth Stock Risk ∎ Holdings Risk	∎ Large Company Risk ∎ Management Risk ∎ Market Risk ∎ Sector Risk

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Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Waddell & Reed Advisors Vanguard Fund may be subject to other, non-principal risks, including the following:

∎ Convertible Security Risk ∎ Derivatives Risk ∎ Foreign Securities Risk	∎ Mid Size Company Risk ∎ Preferred Stock Risk ∎ Redemption Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the fund may invest, is provided in the SAI.

Ivy International Core Equity Fund: The fund seeks to achieve its objective to provide capital growth and appreciation by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies located in, or principally traded largely in, developed European and Asian/Pacific Basin markets. Such securities are primarily issued by what IICO believes to be reasonably valued companies with strong cash flows and exposure to global investment themes. The fund also may invest in depositary receipts of foreign issuers. IICO also may employ a growth approach by seeking companies whose earnings it believes will grow faster than the economy. Although the fund may invest in securities issued by companies of any size, it typically has more exposure to securities issued by large-capitalization companies. There is no guarantee, however, that the fund will achieve its investment objective.

The fund invests in a variety of economic sectors and industry segments to seek to reduce the effects of price volatility in any one area. IICO combines a top-down (assessing the market environment), macro thematic approach with a bottom-up (researching individual issuers) stock selection process. IICO seeks to identify an investment theme, then seeks to determine the most appropriate sectors and geographies to benefit from that theme and finally seeks to find what it believes are reasonably valued companies with improving returns on capital, growth prospects, sound balance sheets and steady cash generation.

IICO uses a combination of country analysis (economic growth, money flows, business cycle, interest rates, political climate, and currencies), sector and industry dynamics (growth opportunities, competitive dynamics, cyclical sensitivity, and economic returns), and individual stock selection (strong free cash flow, dividend yields, strengthening fundamentals, solid or improving competitive advantage, higher expected returns, value relative to peers, lower than average leverage and improving growth prospects). In seeking to enhance potential return, the fund may invest in issuers located or doing business in emerging market countries, which generally will include the more developed of the emerging market countries. Many of the companies in which the fund may invest have diverse operations, with products or services in foreign markets. Therefore, the fund may have indirect exposure to various additional foreign markets through investments in these companies, even if the fund is not invested directly in such markets. The fund may invest up to 100% of its total assets in foreign securities. The fund may invest in companies that are offered in IPOs.

The fund may use forward contracts in seeking to manage its exposure (increase or decrease) to various foreign currencies. The fund also may use a range of derivative instruments in seeking to hedge or manage broad or specific equity market movements, to facilitate trading in certain securities, or to increase or decrease exposure to specific sectors, countries and/or currencies. In addition, the fund may use written options on individual equity securities in seeking to generate additional income.

The fund also may invest in ETFs as a means of gaining exposure to a particular segment of the market, which may include seeking to gain exposure to commodities. In addition, the fund may invest in “A-shares” of certain Chinese companies — which otherwise are not eligible for investment by U.S. mutual funds — through various trading programs with Chinese-based stock exchanges.

Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses in buying securities of that type. For example, IICO may sell a security if it believes the security no longer offers significant return potential, there exists political or economic instability in the issuer’s country, if it believes the security is showing signs of deteriorating fundamentals, there is weak cash flow to support shareholder returns, and/or there is a change in IICO’s macroeconomic perspective. IICO also may sell a security to reduce the fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

When IICO believes that a temporary defensive position is desirable, the fund may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which IICO believes are of comparable high quality. Subject to the fund’s investment policies and restrictions, the fund may utilize derivative instruments, including futures contracts and options, for defensive purposes. However, by taking a temporary defensive position, the fund may not achieve its investment objective.

Principal Risks. An investment in Ivy International Core Equity Fund is subject to various risks, including the following:

∎ Company Risk ∎ Depositary Receipts Risk ∎ Derivatives Risk ∎ Emerging Market Risk ∎ Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk ∎ Foreign Currency Risk	∎ Foreign Securities Risk ∎ Large Company Risk ∎ Management Risk ∎ Market Risk ∎ Regional Focus Risk ∎ Theme Risk

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Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy International Core Equity Fund may be subject to other, non-principal risks, including the following:

∎ China Investment Risk ∎ Commodities Risk ∎ Foreign Exposure Risk ∎ Growth Stock Risk ∎ Holdings Risk ∎ Initial Public Offering Risk	∎ Investment Company Securities Risk ∎ Mid Size Company Risk ∎ Redemption Risk ∎ Small Company Risk ∎ Value Stock Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the fund may invest, is provided in the SAI.

Ivy Government Money Market Fund: The fund seeks to achieve its objective to provide current income consistent with maintaining liquidity and preservation of capital by investing, under normal circumstances, at least 99.5% of its total assets in: (1) debt securities issued or guaranteed by the U.S. government or certain U.S. government agencies or instrumentalities (government securities), (2) repurchase agreements that are fully collateralized by cash and/or government securities, and/or (3) cash. The fund also has adopted a policy to invest, under normal circumstances, at least 80% of its net assets in government securities and/or repurchase agreements that are fully collateralized by government securities. In contrast to the fund’s 99.5% policy, the fund’s 80% policy does not include cash or repurchase agreements collateralized by cash. There is no guarantee, however, that the fund will achieve its objective.

The fund’s investments in government securities may include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds), obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or instrumentalities, and mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. The fund seeks, as well, to maintain a net asset value (NAV) of $1.00 per share. The fund maintains a dollar-weighted average maturity of 60 calendar days or less, a dollar-weighted average life of 120 calendar days or less, and the fund invests only in securities with a remaining maturity of not more than 397 calendar days. The fund considers repurchase agreements with the Federal Reserve Bank of New York to be government securities for purposes of the fund’s investment policies. The fund also may invest in variable and floating rate instruments, and may transact in securities on a when-issued, delayed-delivery or forward commitment basis.

Ivy Investment Management Company (IICO), the fund’s investment manager, selects securities for the fund in compliance with the maturity, quality, diversification and liquidity requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (Rule 2a-7). IICO may look at a number of factors in selecting securities for the fund, including the credit quality of the particular issuer or guarantor of the security, along with the liquidity, maturity and yield.

Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses when buying securities to determine whether the security no longer offers adequate return or complies with Rule 2a-7. IICO also may sell a security to reduce the fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

The fund intends to continue to qualify as a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended (Rule 2a-7). “Government money market funds” are exempt from requirements that permit money market funds to impose liquidity fees and/or temporary redemption gates. While the Board of Trustees of Ivy Funds (Board) may elect in the future to subject the fund to liquidity fees or redemption gates, the Board has not elected to do so at this time and has no current intention to do so.

Certain U.S. government securities in which the fund may invest, such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the fund may invest, such as securities issued by Fannie Mae, Freddie Mac and the FHLB, are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the Treasury or by the credit of the issuer.

When IICO believes that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions, IICO may shorten the average maturity of the fund’s investments and/or hold cash. However, by taking a temporary defensive position, the fund may not achieve its investment objective.

Principal Risks. An investment in Ivy Government Money Market Fund is subject to various risks, including the following:

∎ Amortized Cost Risk ∎ Credit Risk ∎ Income Risk ∎ Interest Rate Risk ∎ Management Risk ∎ Market Risk	∎ Money Market Fund Regulatory Risk ∎ Mortgage-Backed and Asset-Backed Securities Risk ∎ Reinvestment Risk ∎ Repurchase Agreements Risk ∎ U.S. Government Securities Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Government Money Market Fund Fund may be subject to other, non-principal risks, including the following:

∎ Redemption Risk ∎ When-Issued and Delayed-Delivery Transaction Risk

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A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the fund may invest, is provided in the SAI.

Ivy Limited-Term Bond Fund: The fund seeks to achieve its objective to provide current income consistent with preservation of capital by investing primarily in a diversified portfolio of investment grade, limited-term debt securities (securities with a dollar-weighted average maturity of two to five years) of U.S. issuers and, to a lesser extent, U.S. dollar-denominated securities of foreign issuers. The fund may invest in U.S. government securities, corporate debt securities, mortgage-backed securities including collateralized mortgage obligations (CMOs) and other asset-backed securities. The fund seeks to identify relative value opportunities between these sectors of the fixed-income market and seeks attractive total returns with less volatility than the broad market indexes. Under normal circumstances, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds with limited-term maturities; therefore, the fund seeks to maintain a dollar-weighted average maturity of not less than two years and not more than five years. Although the fund’s investments in corporate debt securities primarily are those issued by large-capitalization companies, such investments may be in debt securities issued by companies of any size. There is no guarantee, however, that the fund will achieve its investment objective.

The maturity of an asset-backed security is the estimated average life of the security based on certain prescribed models or formulas used by IICO. The maturity of other types of debt securities is the earlier of the call date or the maturity date, as appropriate.

Investment grade debt securities include bonds rated BBB- or higher by S&P, or comparably rated by another NRSRO or, if unrated, determined by IICO to be of comparable quality.

The fund may invest up to 20% of its total assets in non-investment grade debt securities. The fund also may own, to a lesser extent, common stocks and convertible securities, including convertible preferred stocks in certain circumstances. The fund may utilize derivative instruments, including Treasury futures contracts, Treasury swaps and options, for hedging purposes, to take a directional position on interest rates, to attempt to mitigate the impact of rising interest rates, or to manage or adjust the duration of its portfolio.

The fund may invest in restricted securities that have not been registered for sale under the Securities Act of 1933, as amended, that are determined to be liquid in accordance with procedures adopted by the Trust’s Board.

Many of the companies in which the fund may invest have diverse operations, with products or services in foreign markets. Therefore, the fund may have indirect exposure to various foreign markets through investments in these companies, even if the fund is not invested directly in such markets.

IICO may look at a number of factors in selecting securities for the fund’s portfolio, beginning with a review of the broad economic and financial trends in the U.S. and world markets. This process aids in the determination of economic fundamentals, which leads to sector allocation. Within a sector, IICO typically considers the security’s current coupon, the maturity of the security, the relative value of the security based on historical yield information, the creditworthiness of the particular issuer (if not backed by the full faith and credit of the Treasury), and prepayment risks for mortgage-backed securities and other debt securities with call provisions.

Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses in buying securities, including review of the security’s valuation and the issuer’s creditworthiness. IICO also may sell a security to take advantage of what it believes are more attractive investment opportunities, to reduce the fund’s holding in that security or to raise cash.

The fund may, from time to time, utilize derivative instruments, including Treasury futures contracts, Treasury swaps and options for hedging purposes, to take a directional position on interest rates, to attempt to mitigate the impact of rising interest rates or to manage or adjust the duration of its portfolio.

When IICO believes that a defensive position is desirable, due to present or anticipated market or economic conditions, it may take a number of actions. For example, the fund may sell longer-term debt securities and buy shorter-term debt securities or invest in money market instruments. By taking a temporary defensive position, the fund may not achieve its investment objective.

Principal Risks. An investment in Ivy Limited-Term Bond Fund is subject to various risks, including the following:

∎ Company Risk ∎ Credit Risk ∎ Derivatives Risk ∎ Extension Risk ∎ Income Risk ∎ Interest Rate Risk	∎ Large Company Risk ∎ Management Risk ∎ Market Risk ∎ Mortgage-Backed and Asset-Backed Securities Risk ∎ Reinvestment Risk ∎ U.S. Government Securities Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Limited-Term Bond Fund may be subject to other, non-principal risks, including the following:

∎ Convertible Security Risk ∎ Foreign Exposure Risk ∎ Liquidity Risk ∎ Low-Rated Securities Risk	∎ Preferred Stock Risk ∎ Private Placements and Other Restricted Securities Risk ∎ Redemption Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the fund may invest, is provided in the SAI.

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All Funds

Because each underlying fund owns different types of investments and each Portfolio may invest in various underlying funds, the performance of both an underlying fund and a Portfolio will be affected by a variety of factors. The value of the investments in both an underlying fund and a Portfolio and the income each generates will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news. Performance of an underlying fund also will depend on IICO’s or WRIMCO’s skill in selecting investments for that fund, and performance of a Portfolio will depend on the success of the allocations among the chosen underlying funds. As with any mutual fund, you could lose money on your investment. There is no guarantee that an underlying fund or a Portfolio will achieve its objective(s).

Each underlying fund also may invest in and use certain other types of securities and instruments in seeking to achieve its objective(s). For example, each underlying fund (other than Ivy Government Money Market Fund) may invest in options, futures contracts and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Certain types of each underlying fund’s authorized investments and strategies, such as derivative instruments, foreign securities, junk bonds and commodities, including precious metals, involve special risks. Depending on how much an underlying fund invests or uses these strategies, these special risks may become significant and thus affect the performance of both the underlying fund and the Portfolio.

Certain types of mortgage-backed and asset-backed securities may experience significant valuation uncertainties, greater volatility, and significantly less liquidity due to the sharp rise of foreclosures on home loans secured by subprime mortgages in recent years. Subprime mortgages have a higher credit risk than prime mortgages, as the credit criteria for obtaining a subprime mortgage is more flexible than that used with prime borrowers. To the extent that an underlying fund invests in securities that are backed by pools of mortgage loans, the risk to the underlying fund may be significant. Other asset-backed securities also may experience significant valuation uncertainties, increased volatility, and significantly reduced liquidity.

Each underlying fund may actively trade securities in seeking to achieve its objective(s). Factors that can lead to active trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain an underlying fund’s market capitalization target of the securities in such fund’s portfolio, and the need to sell a security to meet redemption activity. Actively trading securities may increase transaction costs (which may reduce performance) and increase net realized gains that a fund must distribute to a Portfolio.

Each underlying fund generally seeks to be fully invested, except to the extent that it takes a temporary defensive position. In addition, at times, IICO or WRIMCO may invest a portion of the underlying fund’s assets in cash or cash equivalents if IICO or WRIMCO is unable to identify and acquire a sufficient number of securities that meet IICO’s or WRIMCO’s selection criteria for implementing the underlying fund’s investment objective(s), strategies and policies.

The Portfolios, the underlying funds and their service providers may be prone to operational and information security risks resulting from, among other problems, human errors, systems and technology disruptions or failures, or breaches in cybersecurity. The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on a Portfolio, an underlying fund or its shareholders. A breach in cybersecurity may be either an intentional or unintentional event that allows an unauthorized party to gain access to fund assets, customer data or proprietary information, or cause a Portfolio, an underlying fund or its service providers to suffer data corruption or lose operational functionality. A breach in cybersecurity may include, among other events, stealing or corrupting customer data or funds, denial of service attacks on websites that prohibit access to electronic systems by customers or employees, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cybersecurity breaches affecting the Portfolios, the underlying funds, or their investment adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Portfolios and their shareholders. For instance, breaches in cybersecurity may interfere with the processing of shareholder transactions, including the ability to buy and sell shares, impact the Portfolios’ or the underlying funds’ ability to calculate their NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Portfolios, the underlying funds or their service providers to regulatory fines or financial losses and/or cause reputational damage. The Portfolios and the underlying funds also may incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks are also present for issues or securities in which the Portfolios or the underlying funds may invest, which could result in material adverse consequences for such issuers, and may cause the Portfolios’ or the underlying funds’ investment in such companies to lose value. In addition, adverse consequences could result from cybersecurity incidents affecting counterparties with which the Portfolios or the underlying funds engage in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties.

You will find more information about the underlying funds’ permitted investments and strategies, as well as the restrictions that apply to them, in each fund’s prospectus and SAI.

A description of the Portfolios’ policies and procedures with respect to the disclosure of the Portfolios’ and the underlying funds’ securities holdings is available in the SAI.

Portfolio holdings can be found at www.ivyinvestments.com (or at www.waddell.com for the Waddell & Reed Advisors Funds’ securities holdings). Alternatively, a complete schedule of portfolio holdings of each Portfolio for the first and third quarters of each fiscal year is filed with the Securities and Exchange Commission (SEC) on the Trust’s (as defined herein) Form N-Q. These holdings may be viewed in the following ways:

∎	On the SEC’s website at http://www.sec.gov.

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∎	For review and copy at the SEC’s Public Reference Room in Washington, DC Information on the operations of the Public Reference Room may be obtained by calling 202.551.8090.

Information concerning Ivy Government Money Market Fund’s portfolio holdings is posted at www.ivyinvestments.com five business days after the end of each month and remains posted on the website for at least six months thereafter. In addition, information concerning Ivy Government Money Market Fund’s portfolio holdings is filed on a monthly basis with the SEC on Form N-MFP.

Defining Risks

Amortized Cost Risk — In the event that the Board of Trustees of Ivy Government Money Market Fund determines that the extent of the deviation between the underlying fund’s amortized cost per share and its market-based NAV per share could result in material dilution or other unfair results to shareholders, the Board will cause the underlying fund to take such action as it deems appropriate to eliminate, or reduce to the extent practicable, such dilution or unfair results, including but not limited to, suspending redemption of underlying fund shares or liquidating the underlying fund.

Capital Repatriation Risk — Capital repatriation involves the transfer of corporate money or property from a foreign country back to its home country. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times from the date of such investments or even indefinitely. If IICO (or WRIMCO, as applicable) is unable to repatriate capital from its investments, in whole or in part, this may have an adverse effect on the cash flows and/or performance of the underlying fund.

Catalyst Risk — Investing in companies in anticipation of a catalyst carries the risk that certain of such catalysts may not happen or the market may react differently than expected to such catalysts, in which case an underlying fund may experience losses.

China Investment Risk — Certain underlying funds may invest in “A-Shares” of certain Chinese companies through various “connect programs” with local stock exchanges in China, such as the Shanghai-Hong Kong Stock Connect Program with the Shanghai Stock Exchange that was launched in 2014 or the Shenzhen-Hong Kong Stock Connect Program with the Shenzhen Stock Exchange that was launched in 2016, or other similar programs (collectively these are referred to as Connect Programs). Connect Programs serve to link local Chinese stock markets (such as those in Shanghai or Shenzhen) with the Hong Kong stock exchange. Under the Connect Programs, investors in Hong Kong and China can trade and settle shares listed on the other market via the exchange and clearing house in their home market. This means that international investors, who previously were prohibited from investing directly in A-shares on local Chinese exchanges, can access this market.

Connect Programs are subject to quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict an underlying fund’s ability to invest in China A-shares through the Connect Programs and to enter into or exit trades on a timely basis. Connect Programs can operate only when both markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if one or both markets are closed on a U.S. trading day, an underlying fund may not be able to dispose of its China A-shares in a timely manner, which could adversely affect the underlying fund’s performance. Only certain China A-shares are eligible to be accessed through the Connect Programs. Such securities may lose their eligibility at any time, in which case they could be sold, but could no longer be purchased through the Connect Programs. Because the Connect Programs are relatively new, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is unknown. In addition, there is no assurance that the necessary systems required to operate the Connect Programs will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems do not function properly, trading through the Connect Programs could be disrupted.

Connect Programs are subject to regulations promulgated by regulatory authorities for participating exchanges and further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact a Connect Program, if the authorities believe it necessary to assure orderly markets or for other reasons. The relevant regulations are relatively new and are subject to change and there is no certainty as to how they will be applied. Investments in China A-shares may not be covered by the securities investor protection programs of a participating exchange and, without the protection of such programs, will be subject to the risk of default by the broker. In the event that the depository, the China Securities Depository and Clearing Corporation Limited (“ChinaClear”), defaulted, an underlying fund may not be able to recover fully its losses from ChinaClear or may be delayed in receiving proceeds as part of any recovery process. Because of the way in which China A-shares are held in a Connect Program, an underlying fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security. An underlying fund may not be able to participate in corporate actions affecting China A-shares held through the Connect Programs due to time constraints or for other operational reasons. Similarly, an underlying fund may not be able to appoint proxies or participate in shareholders’ meetings due to current limitations on the use of multiple proxies in China.

Because all trades of eligible China A-shares must be settled in Renminbi (RMB), the Chinese currency, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. The value of the RMB may be subject to a high degree of fluctuation due to changes in interest rates, the imposition of currency controls, or the effects of monetary policies of China, other foreign governments, the United States, central banks or supranational entities. Furthermore, because dividends declared by an underlying fund will be declared in U.S. dollars and underlying payments received by the underlying fund from the China A-shares will be made in RMB, fluctuations in exchange rates may adversely affect the dividends that the underlying fund would pay.

Commodities Risk — Investments in certain issuers, such as resource extraction and production companies, are sensitive to fluctuations in certain commodity markets, and changes in those markets may cause an underlying fund’s holdings to lose value.

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Commodity trading, including trading in precious metals, generally is considered speculative because of the significant potential for investment loss. Among the factors that could affect the value of an underlying fund’s investments in commodities are resource availability, commodity price volatility, speculation in the commodities markets, cyclical economic conditions, weather, embargoes, tariffs, regulatory developments, sudden political events and adverse international monetary policies. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. The prices of commodities also can fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply-related events in such countries could have a disproportionate impact on the prices of such commodities. Also, an underlying fund may pay more to store and accurately value its commodity holdings than it does with its other portfolio investments. Moreover, under the Federal tax law, an underlying fund may not derive more than 10% of its annual gross income from gains (without regard to losses) resulting from selling or otherwise disposing of commodities (and other “non-qualifying” income). Accordingly, an underlying fund may be required to hold or sell its commodities and commodity-related products, like ETFs, when, for investment reasons, it would not otherwise do so.

Company Risk — A company may be more volatile or perform worse than the overall market. This may be a result of specific factors such as adverse changes to its business due to the failure of specific products or management strategies, or it may be due to adverse changes in investor perceptions about the company.

Convertible Security Risk — A convertible security is a bond, debenture, note, preferred stock or other security that may be converted or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security also is subject to the same types of market and issuer risks that apply to the underlying common stock. Convertible securities issued by smaller capitalized companies may be more volatile.

Credit Risk — An issuer of a fixed-income obligation (including a mortgage-backed security) or a REIT may not make payments on the obligation when due, or the other party to a contract may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security, could affect the security’s liquidity, and could make it more difficult to sell. A downgrade or default affecting any of an underlying fund’s securities could affect the underlying fund’s performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk. If an underlying fund purchases unrated securities and obligations, it will depend on IICO’s (or WRIMCO’s, as applicable) analysis of credit risk more heavily than usual.

In the wake of the financial crisis, some credit rating agencies have begun applying more stringent criteria, with the result that some securities are being downgraded. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Ratings represent the ratings agency’s opinion regarding the quality of the security and are not a guarantee of quality.

Depositary Receipts Risk — Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) generally are subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, an underlying fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security.

Derivatives Risk — A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of another security, index, asset, rate or event. Derivatives are traded either on an organized exchange or over-the-counter (OTC) (negotiated between two parties). Futures contracts, options and swaps are common types of derivatives that an underlying fund (other than Ivy Government Money Market Fund) occasionally may use. A futures contract is an agreement to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option is a contract that gives the purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index or commodity at a specific price on or before a specific date. A swap is an agreement involving the exchange by an underlying fund (other than Ivy Government Money Market Fund) with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified notional amount. A statutory definition of the term “swaps” includes certain swaps, options, caps, floors, collars and certain forward contracts. The statutory definition of a swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap. A swap agreement usually is negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). Certain standardized swaps are, and more in the future may be, subject to mandatory central clearing and exchange-trading.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the underlying fund’s NAV and the risk that fluctuations in the value of the derivatives may not correlate with the

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reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and the underlying fund could lose more than the amount it invests. Derivatives may be difficult to value and may at times be highly illiquid, and the underlying fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than others. To the extent the judgment of IICO (or WRIMCO, as applicable) as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate specifically with the security or other risk being hedged. Appropriate derivatives may not be available in all circumstances, and there can be no assurance that the underlying fund will use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty risk, which includes the risk that an underlying fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase an underlying fund’s investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce an underlying fund’s gains (if any) from the derivatives. Derivatives that have margin requirements involve the risk that if an underlying fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The underlying fund also may remain obligated to meet margin requirements until a derivatives position is closed.

When an underlying fund uses derivatives, it will likely be required to provide margin or collateral and/or segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the underlying fund’s ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the underlying fund uses. If an underlying fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the underlying fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.

Although an underlying fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments also may reduce or eliminate gains that may otherwise have been available had the underlying fund not used the hedging instruments. An underlying fund may decide not to hedge certain risks in particular situations, even if appropriate instruments are available.

Swap instruments may shift an underlying fund’s investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. Each underlying fund (other than Ivy Government Money Market Fund) may enter into credit default swap contracts for hedging or investment purposes. An underlying fund may either sell or buy credit protection under these contracts.

Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty. Where no such counterparty is available for a desired transaction, an underlying fund will be unable to enter into the transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case an underlying fund may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, an underlying fund would bear greater risk of default by the counterparties to such transactions. For some counterparties, an underlying fund has put in place a guarantee of the counterparty’s payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to an underlying fund from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the underlying fund bears the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the underlying fund. An underlying fund will enter into transactions in derivative instruments only with counterparties that IICO (or WRIMCO, as applicable) reasonably believes are capable of performing under the contract. IICO (or WRIMCO, as applicable) may seek to manage counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or are required by law to do so for OTC derivatives.

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The enactment in June 2010 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) resulted in historic and comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd-Frank Act and implementing rules ultimately will require the clearing and exchange-trading of many swaps.

Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously traded OTC, be executed in a regulated, transparent market and settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. However, central clearing may increase the costs of swap transactions by requiring the posting of initial and variation margin. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or futures commission merchant through which a swap is submitted for clearing.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of portfolios using derivatives instruments could limit an underlying fund’s ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of an underlying fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of an underlying fund to enter into certain types of derivative transactions. In addition, changes in government regulation of derivatives could affect the character, timing and amount of an underlying fund’s taxable income or gains. The underlying fund’s use of derivatives may be limited by the requirements for taxation of the underlying fund as a regulated investment company.

In addition, pursuant to the Dodd-Frank Act, the CFTC in 2012 made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exclusions, from registration as a commodity pool operator under the Commodity Exchange Act (CEA). Under these amendments, if an underlying fund uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the underlying fund’s liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the underlying fund’s liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless IICO (or WRIMCO, as applicable) has registered as a commodity pool operator. Each of IICO and WRIMCO currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above. Accordingly, each of IICO and WRIMCO has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each underlying fund under the CEA and the regulations thereunder.

In addition, complying with certain CFTC de minimis trading limitations imposed by CFTC Rule 4.5 of the CEA may restrict IICO’s (or WRIMCO’s, as applicable) ability to use derivatives as part of an underlying fund’s investment strategies. Although IICO (or WRIMCO, as applicable) believes that it will be able to execute an underlying fund’s investment strategies within the de minimis trading limitations, the underlying fund’s performance could be adversely affected. In addition, an underlying fund’s ability to use certain derivative instruments may be limited by tax considerations.

Dividend-Paying Stock Risk — Dividend-paying stocks may fall out of favor with investors and underperform non-dividend paying stocks and the market as a whole over any period of time. In addition, there is no guarantee that the companies in which an underlying fund invests will declare dividends in the future or that dividends, if declared, will remain at current levels or increase over time. The amount of any dividend a company may pay may fluctuate significantly. In addition, the value of dividend-paying common stocks can decline when interest rates rise as other investments become more attractive to investors. This risk may be greater due to the current period of historically low interest rates.

Emerging Market Risk — An underlying fund’s investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Certain of those countries may have failed in the past to recognize private property rights and have nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of an underlying fund’s investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in such countries and the limited volume of trading in securities in those countries may make an underlying fund’s investments in such countries more volatile and less liquid than investments in more developed countries, and the underlying fund may be required to establish special custodial or other arrangements before making certain investments in those countries. The economies of emerging market countries may suffer from extreme and volatile debt burdens or inflation rates. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times or even indefinitely. There may be little financial or accounting information available with respect to issuers located in certain countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. In times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices and may require that an underlying fund fair value its holdings in those countries.

Extension Risk — A rise in interest rates could cause borrowers to pay back the principal on certain debt securities, such as mortgage-backed or asset-backed securities, more slowly than expected, thus lengthening the average life of such securities. This

38	Prospectus

could cause the value of such securities to be more volatile or to decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities. Duration measures the expected price sensitivity of a fixed-income security or portfolio for a given change in interest rates. For example, if interest rates rise by one percent, the value of a security or portfolio having a duration of two years generally will fall by approximately two percent.

Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk — Certain underlying funds (other than Ivy Government Money Market Fund) may use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent IICO’s (or WRIMCO’s, as applicable) judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between an underlying fund’s portfolio holdings of securities denominated in a particular currency and the forward contracts entered into by the underlying fund. An imperfect correlation of this type may prevent the underlying fund from achieving the intended hedge or expose the underlying fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

Foreign Currency Risk — Foreign securities may be denominated in foreign currencies. The value of an underlying fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Domestic issuers that hold substantial foreign assets may be similarly affected. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. An underlying fund may use derivatives to manage its foreign currency risk. Derivatives on non-U.S. currencies involve a risk of loss if currency exchange rates move against the underlying fund, unless the derivative is a currency forward to hedge against the non-U.S. currency.

Foreign Exposure Risk — The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

Foreign Government Obligations and Securities of Supranational Entities Risk — Investing in foreign government obligations and the sovereign debt of emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Such investments are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal. Factors which may influence the ability or willingness of a foreign government or country to service debt include a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies, the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. There may be no legal or bankruptcy process for collecting sovereign debt.

Foreign Securities Risk — Investing in foreign securities involves a number of economic, financial, legal and political considerations that are not associated with the U.S. markets and that could affect an underlying fund’s performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the United States. Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the U.S. markets.

Other factors that can affect the value of an underlying fund’s foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause an underlying fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the U.S. market. Over a given period of time, foreign securities may underperform U.S. securities–sometimes for years.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that an underlying fund holds material positions in such suspended securities, the underlying fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the underlying fund could incur significant losses.

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To the extent that an underlying fund invests in sovereign debt instruments, the underlying fund is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the underlying fund may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.

Moreover, in pursuing its investment objective, an underlying fund, at times, may concentrate its investment in securities of companies located in a specific geographic region. To the extent an underlying fund does so, it may face more risks than portfolios with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area. In particular:

Asia Pacific Investments — The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are large debtors to commercial banks and to foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region.

Central and South American Investments — High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region’s exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.

European Investments — The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries. Additionally, eastern European markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.

The European financial markets recently have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. The risk of investing in Europe may be heightened due to the recent referendum in which the United Kingdom voted to exit the EU.

North American Investments — A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement in 1994 among Canada, the U.S. and Mexico, total merchandise trade among the three countries has increased. Political movements, as well as policy or legislative changes in one or more countries, may have a significant effect on North American markets generally, as well as on the value of certain securities held by an underlying fund investing in this region.

Fund of Funds Risk — The ability of a Portfolio to meet its investment objectives is directly related to its target allocations among the underlying funds and the ability of those funds to meet their investment objectives. The Portfolio’s share price likely will change daily based on the performance of the underlying funds.

Growth Stock Risk — Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.

Holdings Risk — If an underlying fund’s portfolio typically holds a small number of stocks, or if an underlying fund’s portfolio manager(s) tend to invest a significant portion of an underlying fund’s total assets in a limited number of stocks, the appreciation or depreciation of any one security held by the underlying fund may have a greater impact on the underlying fund’s NAV than it would if the underlying fund invested in a larger number of securities or if the underlying fund’s portfolio manager(s) invested a greater portion of the underlying fund’s total assets in a larger number of stocks. Although that strategy has the potential to generate attractive returns over time, it also may increase the underlying fund’s volatility.

Income Risk — The risk that an underlying fund may experience a decline in its income due to falling interest rates, earnings declines, or income decline within a security. The amount and rate of distributions that an underlying fund’s shareholders receive are affected by the income that the underlying fund receives from its portfolio holdings. If the income is reduced, distributions by an underlying fund to shareholders may be less.

Initial Public Offering (IPO) Risk — Any positive effect of investments in IPOs may not be sustainable because of a number of factors. For example, an underlying fund may not be able to buy shares in some IPOs, or may be able to buy only a small number of

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shares. Also, the performance of IPOs generally is volatile, and is dependent on market psychology and economic conditions. To the extent that IPOs have a significant positive impact on an underlying fund’s performance, this may not be able to be replicated in the future. The relative performance impact of IPOs on an underlying fund also is likely to decline as the underlying fund grows.

Interest Rate Risk — The value of a debt security, mortgage-backed security or other fixed-income obligation, as well as of shares of mortgage REITs, may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation generally decreases. Conversely, when interest rates decline, the value of such a security generally increases. Long-term debt securities, mortgage-backed securities and other fixed-income obligations generally are more sensitive to interest rate changes than short-term debt securities. An underlying fund may experience a decline in its income due to falling interest rates. Interest rates in the U.S. are at, or near, historic lows, which may increase an underlying fund’s exposure to risks associated with rising rates. An underlying fund may be subject to heightened interest rate risk as a result of a rise or anticipated rise in interest rates. An underlying fund may use derivatives to hedge its exposure to interest rate risk.

Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near historic lows of zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve has purchased on the open market large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. At the end of October 2014, the Federal Reserve ended its quantitative easing program. In December 2015, the Federal Open Market Committee of the Federal Reserve raised the target range for the federal funds rate, marking only the second such interest rate hike in nearly a decade. The Federal Reserve subsequently raised the target range again in December 2016 and in March 2017. Because there is little precedent for this situation, it is difficult to predict the impact of this rate increase and any future rate increases on various markets. Given this reduction in market support and the Federal Reserve’s recent actions, interest rates may rise significantly or rapidly, potentially resulting in losses to an underlying fund. Recently, in response to the contracting European economy, the European Central Bank embarked upon its own round of quantitative easing for European countries; however, unemployment rates are still rising in some areas, there are concerns about unusually low rates of inflation, and uncertainty over the integrity of the monetary union itself has re-emerged.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities may result in decreased liquidity and increased volatility in the fixed-income markets, which could cause an underlying fund’s NAV to fluctuate more and adversely affect an underlying fund’s return.

In general, a portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by an underlying fund’s duration of its portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations. Duration measures the relative price sensitivity of a security to changes in interest rates. “Effective” duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if an underlying fund holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

Investment Company Securities Risk — The risks of investment in other investment companies typically reflect the risks of the types of securities in which the investment companies invest. As a shareholder in an investment company, an underlying fund would bear its pro rata share of that investment company’s expenses, which could result in the duplication of certain fees, including management and administrative fees.

Certain underlying funds may invest in ETFs as a means of tracking the performance of a designated stock index while maintaining liquidity or to gain exposure to precious metals and other commodities without purchasing them directly. Since many ETFs are a type of investment company, an underlying fund’s purchases of shares of such ETFs are subject to the underlying fund’s investment restrictions regarding investments in other investment companies.

ETFs have a market price that reflects a specified fraction of the value of the designated index or underlying basket of commodities or commodities futures and are exchange-traded. As with other equity securities transactions, brokers charge a commission in connection with the purchase and sale of shares of ETFs and closed-end funds. In addition, an asset management fee is charged in connection with the management of the ETF’s or the closed-end fund’s portfolio (which is in addition to the investment management fee paid by an underlying fund).

Investments in an ETF or a closed-end fund generally present the same primary risks as investments in conventional funds, which are not exchange-traded. The price of an ETF or a closed-end fund can fluctuate, and an underlying fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s or a closed-end fund’s shares may trade at a premium or discount to its NAV; (ii) an active trading market for an ETF’s or a closed-end fund’s shares may not develop or be maintained; or (iii) trading of an ETF’s or a closed-end fund’s shares may be halted if the listing exchange officials determine such action to be appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

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Enhanced or inverse return ETFs present greater opportunities for investment gains, but also present correspondingly greater risk of loss. Inverse or “short” ETFs seek to deliver performance that is opposite of the performance of a market benchmark (e.g., if the benchmark goes down by 1%, the ETF will go up by 1%), typically using a combination of derivative strategies. Inverse ETFs seek to profit from falling market prices and will lose money if the market benchmark index goes up in value. Leveraged ETFs seek to provide returns that are a multiple of a stated benchmark, typically using a combination of derivative strategies. Like other forms of leverage, leveraged ETFs increase risk exposure relative to the amount invested and can lead to significantly greater losses than a comparable unleveraged portfolio. These ETFs are complex, carry substantial risk, and generally are used to increase or decrease an underlying fund’s exposure to the underlying index on a short-term basis. Most leveraged ETFs reset daily and seek to achieve their objectives on a daily basis and holding these ETFs for longer than one day may produce unexpected results. Due to compounding, performance over longer periods can differ significantly from the performance of the underlying index, particularly when the benchmark index experiences large ups and downs. Ownership of an ETF results in an underlying fund bearing its proportionate share of the ETF’s fees and expenses and proportionate exposure to the risks associated with the ETF’s underlying investments.

Large Company Risk — Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.

Liquidity Risk — Generally, a security is liquid if an underlying fund is able to sell the security at a fair price within a reasonable time. Liquidity generally is related to the market trading volume for a particular security. Investments in smaller companies, foreign companies, companies in emerging markets or certain instruments such as derivatives are subject to a variety of risks, including potential lack of liquidity. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wider fluctuations in market value. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, an underlying fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price. Certain investments that were liquid when an underlying fund purchased them may become illiquid, sometimes abruptly, particularly during periods of increased market volatility or adverse investor perception. In addition, with regard to fixed-income securities, market maker capacity may act to decrease liquidity in the fixed-income markets and act to further increase volatility, affecting the returns of an underlying fund if it invests in such securities.

Loan Risk — In addition to the risks typically associated with fixed-income securities, loans (including loan assignments, loan participations and other loan instruments) carry other risks, including the risk of insolvency of the lending bank or other intermediary. The risks associated with loans are similar to the risks of low-rated debt securities or “junk” bonds since loans typically are below investment grade. Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale, may be difficult to value, sometimes trade infrequently on the secondary market and generally are subject to extended settlement periods. Any of these factors may impair an underlying fund’s ability to sell or realize the full value of its loans in the event of a need to liquidate such loans. Difficulty in selling a loan can result in a loss. Accordingly, loans that have been sold may not be immediately available to meet redemptions. Extended trade settlement periods may result in cash not being immediately available to the underlying fund. As a result, the underlying fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of the collateral securing the loan may decline after an underlying fund invests and that the collateral may not be sufficient to cover the amount owed to the underlying fund. In the event the borrower defaults, an underlying fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. These risks could cause the underlying fund to lose income or principal on a particular investment, which could affect the underlying fund’s returns. In addition, loans also are subject to the risk that a court could subordinate the loan to presently existing or future indebtedness or take other action detrimental to the holders of the loan. Further, in the event of a default, second or lower lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the underlying fund has an interest. If the loan is unsecured, there is no specific collateral on which the underlying fund can foreclose. In addition, if a secured loan is foreclosed, an underlying fund may bear the costs and liabilities associated with owning and disposing of the collateral, including the risk that collateral may be difficult to sell. The restructuring of a loan, either in a negotiated work-out or in the context of bankruptcy, could involve an exchange of such loan for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid, speculative or unregistered.

Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Certain loans may not be considered “securities,” and purchasers, such as an underlying fund, therefore may not be entitled to rely on the strong anti-fraud protections of the Federal securities laws. With loan assignments, as an assignee, the underlying fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. With loan participations, an underlying fund may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly, so that delays and expense may be greater than those that would be involved if an underlying fund could enforce its rights directly against the borrower.

Low-Rated Securities Risk — In general, low-rated debt securities (commonly referred to as “high-yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the

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time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken an underlying fund’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations.

In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Low-rated securities and obligations also may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price an underlying fund desires, and may carry higher transaction costs. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case an underlying fund may lose its entire investment. In addition, a defaulted obligation or other restructuring of an obligation could involve an exchange of such obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid, speculative or unregistered. Low-rated securities and obligations are susceptible to such a default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, the industry in general, market interest rates and market liquidity. The market value of these securities can be volatile. Ratings of a security or obligation may not accurately reflect the actual credit risk associated with such a security. The creditworthiness of issuers of low-rated securities may be more complex to analyze than that of issuers of investment-grade debt securities.

Management Risk — IICO (or WRIMCO, as applicable) applies an underlying fund’s investment strategies and selects securities for the underlying fund in seeking to achieve the underlying fund’s investment objective(s). There can be no guarantee that its decisions will produce the desired results and securities selected by the underlying fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the underlying fund. In general, investment decisions made by IICO (or WRIMCO, as applicable) may not produce the anticipated returns, may cause the underlying fund’s shares to lose value or may cause the underlying fund to perform less favorably than other mutual funds with investment objectives similar to the investment objective(s) of the underlying fund.

Market Risk — Markets can be volatile, and a Portfolio’s or an underlying fund’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Securities are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates or investor perceptions of the market. The value of assets or income from an underlying fund’s investments may be adversely affected by inflation or changes in the market’s expectations regarding inflation. In addition, prices are affected by the outlook for overall corporate profitability. In the municipal securities markets, securities backed by current or anticipated revenues from a specific project or specific asset may be adversely impacted by declines in revenue collection from the project or asset. Market prices of equity securities generally are more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such securities may underperform the market as a whole. In addition, certain events, such as natural disasters, terrorist attacks, war and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Since the financial crisis that started in 2008, the U.S. and many global economies continue to experience its after-effects, which have resulted, and may continue to result, in volatility in the financial markets, both U.S. and foreign. Liquidity in some markets has decreased. Recent regulatory changes, including the Dodd-Frank Act and the introduction of new international capital and liquidity requirements under the Basel III Accords (Basel III), may cause lending activity within the financial services sector to be constrained for several years as Basel III rules phase in and rules and regulations are promulgated and interpreted under the Dodd-Frank Act. These market conditions may continue or deteriorate further and may add significantly to the risk of short-term volatility in an underlying fund. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken a number of steps in an attempt to support financial markets. Withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces or to project the duration of these market conditions. The severity or duration of these conditions also may be affected by policy changes made by governments or quasi-governmental organizations. Changes in market conditions will not have the same impact on all types of securities.

In addition, since 2010, the risks of investing in certain foreign government debt have increased dramatically as a result of the European debt crisis. This debt crisis and the ongoing efforts of governments around the world to address it have resulted, and may in the future result, in increased volatility and uncertainty in the global securities markets and it is impossible to predict the effects of these or similar events in the future on the underlying funds, though it is possible that these or similar events could have a significant adverse impact on the value and risk profile of the underlying funds.

The amount of fixed-income securities held across all mutual funds was recently at very high levels, while the ability or willingness of broker-dealer firms and other institutional investors to absorb all of the fixed-income securities held by funds remains unclear. If investors move out of fixed-income securities on a large scale, this combination of factors may result in heightened volatility and reduced liquidity.

Furthermore, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

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Mid Size Company Risk — Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies, and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.

MLP Risk — Investments in securities of an MLP involve risks that differ from investments in common stocks, including, among others, risks related to limited control and limited rights to vote on matters affecting the MLP, cash flow risks, dilution risks, and others.

Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

A distribution from an MLP may consist in part of a return of the amount originally invested, which would not be taxable to the extent the distribution does not exceed the investor’s adjusted basis in its MLP interest.

Money Market Fund Regulatory Risk — As a money market fund, Ivy Government Money Market Fund is subject to the specific rules governing money market funds and is subject to regulation by the SEC. In July 2014, the SEC adopted final rules governing money market funds, which affect the manner in which money market funds are structured and operated. In accordance with the final rules, the fund has converted to a “government money market fund.” These changes to the Ivy Government Money Market Fund’s investment strategy and operations may impact the fund’s expenses, operations, returns and liquidity. The conversion of money market funds to “government money market funds,” in general, could lead to supply issues within the U.S. Treasury securities market as demand increases for U.S. government securities.

Mortgage-Backed and Asset-Backed Securities Risk — Mortgage-backed and asset-backed securities are subject to prepayment risk and extension risk. When interest rates decline, unscheduled prepayments can be expected to accelerate, shortening the average lives of such securities, and an underlying fund may be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments also would limit the potential for capital appreciation on mortgage-backed and asset-backed securities and may make them less effective than other fixed-income securities as a means of “locking in” long-term interest rates, thereby reducing the underlying fund’s income. Conversely, when interest rates rise, the values of mortgage-backed and asset-backed securities generally fall. Rising interest rates typically result in decreased prepayments and longer average lives of such securities. This could cause the value of such securities to be more volatile or to decline more than other fixed-income securities and may magnify the effect of the rate increase on the price of such securities. If an underlying fund purchases mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool, the underlying fund, as a holder of those securities, may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the underlying fund as a holder of such subordinated securities, reducing the values of those securities, or in some cases rendering them worthless; the risk of such defaults generally is higher in the case of mortgage pools that include so-called “subprime” mortgages.

Certain mortgage-backed securities are U.S. government securities. See U.S. Government Securities Risk for the risks of these types of securities. For non-U.S. government securities, there is the risk that payments on a security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. government or supported by the right of the issuer to borrow from the U.S. government.

Non-Agency Securities Risk — The risk that payments on a security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. Government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government. These securities may include, but are not limited to, securities issued by non-government entities which can include instruments secured by obligations of prime, Alt A, and sub-prime residential mortgage borrowers. Non-agency securities also may include asset-backed securities (which represent interests in auto, consumer and/or credit card loans) and commercial mortgage-backed securities (which represent interests in commercial mortgage loans). Non-agency securities can present valuation and liquidity issues and be subject to precipitous downgrades (or even default) during time periods characterized by recessionary market pressures such as falling home prices, rising unemployment, bank failures and/or other negative market stresses. The risk of non-payment by the issuer of any non-agency security increases when markets are stressed.

Political, Legislative or Regulatory Risk — The municipal securities market generally, or certain municipal securities in particular, may be significantly affected by adverse political, legislative or regulatory changes or litigation at the Federal or state level. For example, political or legislative changes (as well as economic conditions) in a particular state or political subdivision of the state may affect the ability of the state or subdivision’s governmental entities to pay interest, to repay principal on their obligations or to issue new municipal obligations.

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In addition, the value of municipal securities is affected by the value of tax-exempt income to investors. For example, a significant change in rates or a restructuring of the Federal income tax (or serious consideration of such a change by the U.S. government) may cause a decline in municipal securities prices, since lower income tax rates or tax restructuring could reduce the advantage of owning municipal securities. Lower state or municipal income tax rates may have a similar effect on the value of municipal securities issued by a governmental entity in that state or municipality.

Preferred Stock Risk — Preferred stock is a type of stock that pays a cumulative, fixed dividend that is senior to the dividends paid on the common stock of the issuer. Preferred stock may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Preferred stock also is subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock.

Private Placements and Other Restricted Securities Risk — Restricted securities, which include private placements, are securities that are subject to legal or contractual restrictions on resale, and there can be no assurance of a ready market for resale. Privately placed securities and other restricted securities will have the effect of increasing the level of underlying fund illiquidity to the extent an underlying fund finds it difficult to sell these securities when IICO (or WRIMCO, if applicable) believes it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid or less than the fair market value. At times, the illiquidity of the market, as well as the lack of publicly available information regarding these securities also may make it difficult to determine the fair value of such securities for purposes of computing the NAV of an underlying fund.

Redemption Risk — An underlying fund may experience periods of heavy redemptions that could cause the underlying fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the underlying fund’s performance.

Regional Focus Risk — Focusing on a particular geographic region or country involves increased currency, political, regulatory and other risks. To the extent a Portfolio invests a significant portion of its assets in a particular geographic region or country, economic, political, social and environmental conditions in that region or country will have a greater effect on Portfolio performance than they would in a more geographically diversified equity fund and the Portfolio’s performance may be more volatile than the performance of a more geographically diversified fund.

Reinvestment Risk — Income from an underlying fund’s debt securities may decline if the underlying fund invests the proceeds from matured, traded, prepaid or called securities in securities with interest rates lower than the current earnings rate of the underlying fund’s portfolio. For example, debt securities with high relative interest rates may be paid by the issuer prior to maturity, particularly during periods of falling interest rates. During periods of falling interest rates, there is the possibility that an issuer will call its securities if they can be refinanced by issuing new securities with a lower interest rate (commonly referred to as optional call risk). Moreover, falling interest rates could cause prepayments of mortgage loans to occur more quickly than expected. This may occur because, as interest rates fall, more property owners refinance the mortgages underlying mortgage-backed securities (including shares of mortgage REITs). As a result, an underlying fund may have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline in the underlying fund’s investment income.

REIT-Related Risk — The value of an underlying fund’s investment in a REIT may be adversely affected by (1) changes in the value of the REIT’s underlying property or the property secured by mortgages the REIT holds; (2) loss of REIT Federal tax status (and the resulting inability to qualify for modified pass-through tax treatment under the Internal Revenue Code of 1986, as amended (Code)) or changes in laws and/or rules related to that status; or (3) the REIT’s failure to maintain its exemption from registration under the 1940 Act. In addition, the underlying fund may experience a decline in its income from REIT securities due to falling interest rates or decreasing dividend payments.

Repurchase Agreements Risk — Repurchase agreements are agreements in which the seller of a security to the underlying fund agrees to repurchase that security from the underlying fund at a mutually agreed-upon price and time. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the underlying fund’s income to decline and may impact the underlying fund’s performance.

Russia Investment Risk — An underlying fund may invest a portion of its assets in securities issued by Russian issuers. In addition to the existing general risks that an underlying fund faces with respect to its investments in the Russian market (including political risk, emerging market risk, and currency risk), an underlying fund currently faces additional, heightened risks due to recent political unrest involving Russia and Ukraine.

The U.S. and the EU have imposed economic sanctions on certain Russian persons and issuers over Russia’s annexation of Crimea from Ukraine, which recently have been extended until July 31, 2017. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. In addition, there is a risk that tensions over Russia’s actions in Crimea and elsewhere could continue to escalate, resulting in the imposition of further sanctions against Russia, including actions that could negatively affect entire sectors of its economy. Such events and resulting sanctions, or even the threat of further sanctions, potentially pose significant risks to an underlying fund, as the value of its investments in Russian securities or companies with substantial exposure to the Russian economy may decline or become increasingly volatile; additionally, further potential international response may result in the immediate freeze of Russian securities, impairing the ability of an underlying fund to buy, sell, receive or deliver those securities.

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Continued retention of Russian securities mandated by law, or forced divestiture of such securities, could negatively affect the value of an underlying fund’s assets and its investment performance. Sanctions also could result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities. As a result, an underlying fund’s performance may be adversely affected.

Sector Risk — At times, an underlying fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making the underlying fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Small Company Risk — Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations, and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.

Theme Risk — An underlying fund’s investment strategy may incorporate the identification of themes, in which case such underlying fund’s performance may suffer if IICO (or WRIMCO, if applicable) does not correctly identify such themes or if a theme develops in an unanticipated way.

U.S. Government Securities Risk — Certain U.S. government securities such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the U.S. government. Other securities that are issued or guaranteed by Federal agencies or authorities or by U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. For example, securities issued by Freddie Mac, Fannie Mae and FHLB are not backed by the full faith and credit of the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the Treasury or by the credit of the issuer. As a result, such securities are subject to greater credit risk than securities backed by the full faith and credit of the U.S. government.

An underlying fund may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury under the STRIPS program. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. The market prices of STRIPS generally are more volatile than those of U.S. Treasury bills with comparable maturities.

Value Stock Risk — Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of IICO (or WRIMCO, if applicable), undervalued. The value of a security believed by IICO (or WRIMCO, if applicable) to be undervalued may never reach what is believed to be its full value, such security’s value may decrease or such security may be appropriately priced.

When-Issued and Delayed-Delivery Transaction Risk — Ivy Government Money Market Fund may purchase securities in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. The securities so purchased or sold are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing securities on a when-issued or delayed-delivery basis, the underlying fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. If the other party to a delayed-delivery transaction fails to deliver to pay for the securities, the underlying fund could miss a favorable price or yield opportunity, or could suffer a loss.

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Fund of Funds Risks

Each Portfolio offered in this Prospectus is a “fund of funds,” which means that it invests substantially all of its assets in a number of mutual funds within the Waddell & Reed Advisors Funds or the Ivy Funds rather than investing directly in stocks, bonds and other instruments. As a fund of funds, each Portfolio is subject to the following risks.

∎	An investment in a Portfolio is subject to all the risks of an investment directly in the underlying funds the Portfolio holds. These risks are summarized above for each underlying fund.

∎	A Portfolio’s performance reflects the investment performance of the underlying fund(s) it holds. A Portfolio’s performance thus depends both on the allocation of its assets among the various underlying funds and the ability of those funds to meet their respective investment objective(s). IICO (or WRIMCO, if applicable) may not accurately assess the attractiveness or risk potential of particular underlying funds, asset classes, or investment styles.

∎	Each Portfolio invests in a limited number of underlying funds and may invest a significant portion (or, in the case of Conservative Portfolio, all) of its assets in a single underlying fund. Therefore, the performance of a single underlying fund can have a significant effect on the performance of a Portfolio and the price of its shares. As with any mutual fund, there is no assurance that any underlying fund will achieve its investment objective(s).

∎	Each underlying fund pays its own management fees and also pays other operating expenses. An investor in a Portfolio will bear both the Portfolio’s expenses and, indirectly, the management fees and other expenses of the underlying fund(s) the Portfolio holds.

∎	One underlying fund may purchase the same securities that another underlying fund sells. A Portfolio that invests in both underlying funds would indirectly bear the costs of these trades.

Certain Waddell & Reed Advisors Funds and Ivy Funds, where applicable, are selected for each Portfolio to establish a diversified range of investments to assist the Portfolio in achieving its investment objective(s). The investment objective of a Portfolio may be changed by the Board without a vote of the Portfolio’s shareholders.

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Management of the Portfolios

INVESTMENT ADVISER

The Portfolios are managed by IICO, subject to the authority of the Board. Prior to September 30, 2016, the Portfolios were managed by WRIMCO. IICO provides investment advice to each of the Portfolios and supervises each Portfolio’s investments. IICO and/or WRIMCO (or its predecessor) have served as investment manager to the Portfolios and to the underlying funds since the inception of each company. IICO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. IICO had approximately $39.4 billion in assets under management as of December 31, 2016. WRIMCO serves as investment manager to the investment companies within the Waddell & Reed Advisors Funds. WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. WRIMCO had approximately $41.1 billion in assets under management as of December 31, 2016.

MANAGEMENT FEE

Management Fee — Portfolios

There is no management fee payable to IICO (and prior to September 30, 2016, to WRIMCO) by any of the Portfolios. Management fees for each Portfolio as a percent of the Portfolio’s net assets for the fiscal year ended December 31, 2016, were 0.00% for each of Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively.

A discussion regarding the basis of approval by the Board of the renewal of the Investment Management Agreement with IICO with respect to each of the Portfolios, is available in the Trust’s Annual Report to Shareholders dated December 31, 2016.

Management Fee — Underlying Funds

Each underlying fund pays a management fee to WRIMCO (or to IICO for Ivy International Core Equity Fund, Ivy Government Money Market Fund and Ivy Limited-Term Bond Fund) for providing investment advice and supervising its investments. Each underlying fund also pays other expenses, which are explained in the Portfolios’ SAI. The management fee is payable by an underlying fund at the annual rates of:

Waddell & Reed Advisors Bond Fund: 0.475% of net assets up to $1 billion; 0.45% of net assets over $1 billion and up to $1.5 billion; and 0.40% of net assets over $1.5 billion.

Waddell & Reed Advisors Core Investment Fund: 0.70% of net assets up to $1 billion; 0.65% of net assets over $1 billion and up to $2 billion; 0.60% of net assets over $2 billion and up to $3 billion; 0.55% of net assets over $3 billion and up to $5 billion; 0.525% of net assets over $5 billion and up to $6 billion; and 0.50% of net assets over $6 billion.

Waddell & Reed Advisors Dividend Opportunities Fund, Waddell & Reed Advisors Value Fund and Waddell & Reed Advisors Vanguard Fund: 0.70% of net assets up to $1 billion; 0.65% of net assets over $1 billion and up to $2 billion; 0.60% of net assets over $2 billion and up to $3 billion; and 0.55% of net assets over $3 billion.

Waddell & Reed Advisors Global Bond Fund and Waddell & Reed Advisors High Income Fund: 0.625% of net assets up to $500 million; 0.60% of net assets over $500 million and up to $1 billion; 0.55% of net assets over $1 billion and up to $1.5 billion; and 0.50% of net assets over $1.5 billion.

Waddell & Reed Advisors Global Growth Fund, Waddell & Reed Advisors New Concepts Fund and Waddell & Reed Advisors Small Cap Fund: 0.85% of net assets up to $1 billion; 0.83% of net assets over $1 billion and up to $2 billion; 0.80% of net assets over $2 billion and up to $3 billion; and 0.76% of net assets over $3 billion.

Waddell & Reed Advisors Government Securities Fund: 0.50% of net assets up to $500 million; 0.45% of net assets over $500 million and up to $1 billion; 0.40% of net assets over $1 billion and up to $1.5 billion; and 0.35% of net assets over $1.5 billion.

Ivy International Core Equity Fund: 0.85% of net assets up to $1 billion; 0.83% of net assets over $1 billion and up to $2 billion; 0.80% of net assets over $2 billion and up to $3 billion; 0.70% of net assets over $3 billion and up to $5 billion; 0.69% of net assets over $5 billion and up to $10 billion; and 0.68% of net assets over $10 billion.

Ivy Government Money Market Fund: 0.35% of net assets up to $1 billion; and 0.30% of net assets over $1 billion.

Ivy Limited-Term Bond Fund: 0.50% of net assets up to $500 million; 0.45% of net assets over $500 million and up to $1 billion; 0.40% of net assets over $1 billion and up to $1.5 billion; 0.35% of net assets over $1.5 billion and up to $5 billion; 0.34% of net assets over $5 billion and up to $10 billion; and 0.33% of net assets over $10 billion.

The management fee rates (net of waivers) for each of the underlying funds as a percent of the fund’s net assets for the fiscal year indicated are as follows:

Underlying Fund	Fiscal Year End	Net Management Fees Paid
Waddell & Reed Advisors Bond Fund	September 30, 2016	0.47%
Waddell & Reed Advisors Core Investment Fund	June 30, 2016	0.62%
Waddell & Reed Advisors Dividend Opportunities Fund	June 30, 2016	0.70%

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Underlying Fund	Fiscal Year End	Net Management Fees Paid*
Waddell & Reed Advisors Global Bond Fund	September 30, 2016	0.59%
Waddell & Reed Advisors Global Growth Fund	June 30, 2016	0.82%
Waddell & Reed Advisors Government Securities Fund	September 30, 2016	0.46%
Waddell & Reed Advisors High Income Fund	September 30, 2016	0.56%
Waddell & Reed Advisors New Concepts Fund	June 30, 2016	0.83%
Waddell & Reed Advisors Small Cap Fund	June 30, 2016	0.83%
Waddell & Reed Advisors Value Fund	June 30, 2016	0.69%
Waddell & Reed Advisors Vanguard Fund	June 30, 2016	0.66%
Ivy Government Money Market Fund	March 31, 2016	0.19%	**
Ivy International Core Equity Fund	March 31, 2016	0.79%
Ivy Limited-Term Bond Fund	March 31, 2016	0.44%

*	IICO and/or WRIMCO has voluntarily agreed to waive its management fee for any day that an underlying fund’s net assets are less than $25 million, subject to the managers right to change, modify or terminate this voluntary waiver at any time, without prior notice to shareholders.

**	In light of current market conditions, IICO has voluntarily agreed to waive and/or reimburse sufficient expenses of any class of Ivy Government Money Market Fund to the extent necessary to maintain a yield of not less than zero. There is no guarantee that any class of Ivy Government Money Market Fund will maintain such a yield. IICO may amend or terminate this voluntary waiver and/or reimbursement at any time without prior notice to shareholders.

For additional information regarding the effect of the fee rate reductions on the underlying funds’ total expenses, please review the prospectuses for the underlying funds.

PORTFOLIO MANAGEMENT

F. Chace Brundige, Cynthia P. Prince-Fox and Aaron Young are primarily responsible for the day-to-day portfolio management of the Portfolios. Mr. Brundige and Ms. Prince-Fox have managed the Portfolios since June 2016, and Mr. Young has managed the Portfolios since October 2016.

Mr. Brundige joined IICO in 2003 as an assistant portfolio manager for the large cap growth equity team, and became a portfolio manager in February 2006. He is Senior Vice President of IICO and WRIMCO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which IICO or WRIMCO serves as investment manager. Mr. Brundige holds a BS degree in finance from Kansas State University, and has earned an MBA with an emphasis in Finance and accounting from the University of Chicago Graduate School of Business. Mr. Brundige is a Chartered Financial Analyst.

Ms. Prince-Fox is Senior Vice President of IICO and WRIMCO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which IICO or WRIMCO serves as investment manager. In addition, Ms. Prince-Fox served as Chief Investment Officer of Austin, Calvert & Flavin, Inc., a former affiliate of WRIMCO, from November 2004 to July 2009 and, previously, as Co-Chief Investment Officer for Austin, Calvert & Flavin, Inc. from February 2002 to November 2004. She has also served as portfolio manager for investment companies managed by WRIMCO since January 1993. Ms. Prince-Fox earned a BBA degree in Finance from St. Mary’s University at San Antonio, Texas, and has earned an MBA with an emphasis in Finance from Rockhurst College.

Mr. Young is Vice President of IICO and WRIMCO and Vice President of the Trust. He joined IICO in 2005 as a fixed-income analyst with an emphasis in credit research and derivative securities. Mr. Young joined the Asset Strategy team as an investment analyst in 2007. He has served as an assistant portfolio manager of investment companies managed by IICO and WRIMCO since 2012. Mr. Young earned a BA in Philosophy from the University of Missouri and holds an MBA with an emphasis in Finance and Strategy from the Olin School of Business at Washington University.

Additional information regarding the portfolio managers, including information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities, is included in the SAI.

Other members of IICO’s investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to the Portfolios’ investments.

Regulatory Matters

On July 24, 2006, WRIMCO, Waddell & Reed, Inc. (Waddell & Reed) and Waddell & Reed Services Company (collectively, W&R) reached a settlement with the SEC to resolve proceedings brought in connection with its investigation of frequent trading and market timing in certain funds within the Waddell & Reed Advisors Funds.

Under the terms of the SEC’s cease-and desist order (SEC Order), pursuant to which W&R neither admitted nor denied any of the findings contained therein, among other provisions W&R agreed to pay $40 million in disgorgement and $10 million in civil money penalties.

Pursuant to the terms of the SEC Order, the $50 million in disgorgement and civil penalties, plus accrued interest (Fair Fund), must be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with

Prospectus	49

W&R and as approved by the SEC, using a distribution methodology acceptable to the funds’ Disinterested Trustees. The SEC Order also required that the independent distribution consultant develop the distribution methodology pursuant to which fund shareholders shall receive their proportionate share of losses, if any, suffered by the funds due to market timing. On July 15, 2014, the SEC ordered that the Fair Fund be distributed to investors as provided for in the distribution plan.

The foregoing is only a summary of the SEC Order. A copy of the SEC Order and the distribution plan are available on the SEC’s website at http://www.sec.gov.

Your Account

IVY INVESTED 529 PLAN

The Ivy InvestEd 529 Plan (Ivy InvestEd Plan) was established under the Arizona Family College Savings Program (the Program). The Program was established by the State of Arizona as a qualified state tuition program in accordance with Section 529 of the Code. Waddell & Reed, the program manager for the Ivy InvestEd Plan, is offering the Ivy InvestEd Plan to Arizona residents as well as to residents of other states.

Contributions to the Ivy InvestEd Plan accounts may be invested in shares of the Portfolios, which are held in the name and for the benefit of the Arizona Commission for Postsecondary Education in its capacity as Trustee of the Program. Shares of the Portfolios purchased with contributions for a particular Ivy InvestEd Plan account are allocable to that account and will be redeemed to effect withdrawals requested by the Ivy InvestEd Plan account owner, as further described in this Prospectus. Accounts opened through the Ivy InvestEd Plan are not insured by the State of Arizona, and neither the principal invested nor the investment return is guaranteed by the State of Arizona. Ivy InvestEd Plan accounts are subject to applicable Federal, state and local tax laws and the laws, rules and regulations governing the Program. Any changes in such laws, rules or regulations may affect participation in, and the benefits of, the Ivy InvestEd Plan. The Ivy InvestEd Plan may be modified in response to any such changes.

Please read the Program Overview and Ivy InvestEd 529 Plan Account Application carefully before investing.

Choosing a Portfolio

When you establish an Ivy InvestEd Plan account, your initial investment will be made into one of the three Portfolios of InvestEd Portfolios — Growth, Balanced or Conservative — based on the age of your Designated Beneficiary (as defined in the Code) (Age-Based Plan), into any one of the Portfolios that you select or into another investment option available within the Ivy InvestEd Plan. As noted in the prior discussion of the individual Portfolios, these Portfolios have been developed to seek diversification and appropriate asset allocation based upon the approximate time horizon until the Ivy InvestEd Plan account funds are needed for the Designated Beneficiary’s qualified higher education expenses.

The Portfolios are designed to invest in one or more of the funds within the Waddell & Reed Advisors Funds or the Ivy Funds (where applicable) with greater exposure to equity investments when the Designated Beneficiary is between the ages of 0 and 8, a more balanced exposure to equity and fixed-income investments when the Designated Beneficiary is between the ages of 9 and 15, and a greater exposure to fixed-income securities and/or money market instruments when the Designated Beneficiary reaches the age of 16 and is closer to commencing his or her postsecondary education.

If you elect to invest in the Age-Based Plan, the value of an account is automatically exchanged to the Balanced Portfolio within approximately 30 days after the Designated Beneficiary’s 9th birthday and to the Conservative Portfolio within approximately 30 days after the Designated Beneficiary’s 16th birthday.

When you make a contribution, you may elect to invest in a Portfolio that is outside the age range of the Designated Beneficiary. However, by so doing, your account will not participate in the automatic exchange feature. If you choose this option, you may forfeit some of the benefits of diversification and risk management sought by the Age-Based Plan.

Whether you invest through the Age-Based Plan, opt out of the Age-Based Plan and select a Portfolio or select another investment option available within the Ivy InvestEd Plan, you may only change your investment twice each calendar year or upon a change in the Designated Beneficiary on the account.

Each Portfolio has adopted a Distribution and Service Plan (Plan) pursuant to Rule 12b-1 under the 1940 Act (Rule 12b-1). Such Plans permit the Portfolios to pay marketing and other fees to support both the sale and distribution of the Portfolios, as well as the services provided to shareholders by their financial advisors or financial intermediaries. Under the Plan, each Portfolio may pay Waddell & Reed a fee of up to 0.25%, on an annual basis, of the Portfolio’s average daily net assets. This fee is to compensate Waddell & Reed for, either directly or through third parties, distributing the Portfolio’s shares, providing personal service to shareholders and/or maintaining shareholder accounts. The amounts shall be payable to Waddell & Reed daily or at such other intervals as the Board may determine.

Since these fees are paid out of a Portfolio’s assets or income on an ongoing basis, over time, they will increase the cost and reduce the return of an investment. All or a portion of these fees may be paid to your financial advisor or a financial intermediary.

Underlying Fund Shares. Each Portfolio invests in shares of one or more underlying funds that have no initial sales charge or contingent deferred sales charge (CDSC) and are not subject to a Rule 12b-1 Plan.

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Shares of a Portfolio are subject to an initial sales charge when purchased for your Ivy InvestEd Plan account, based on the amount of your investment, according to the tables below. As noted, under the Plan, each Portfolio pays an annual 12b-1 fee of up to 0.25% of its average net assets.

Calculation of Sales Charges on Portfolio Shares

Growth Portfolio Balanced Portfolio
Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
under $50,000	5.75%	6.10%	5.00%
$50,000 to less than $100,000	5.25	5.54	4.50
$100,000 to less than $200,000	4.75	4.99	4.00
$200,000 to less than $300,000	3.50	3.63	2.80
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

Conservative Portfolio
Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
Under $50,000	4.25%	4.44%	3.60%
$50,000 to less than $100,000	3.75	3.90	3.25
$100,000 to less than $300,000	3.25	3.36	2.75
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

[1]	Due to the rounding of the NAV and the offering price of a Portfolio’s shares to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher or lower than the percentage stated above.

[2]	No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Portfolio will impose a CDSC of 1.00% on certain redemptions made within 12 months of the purchase. (See Sales Charge Reductions below.) The CDSC is assessed on an amount equal to the lesser of the then-current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price.

Waddell & Reed or its affiliate(s) may pay additional compensation from its own resources to broker-dealers based upon the value of shares of a Portfolio owned by the broker-dealer for its own account or for its customers, including compensation for shares of the Portfolios purchased by customers of such broker-dealers for the customers’ Ivy InvestEd Plan accounts without payment of a sales charge. Please see Additional Compensation to Intermediaries for more information.

Sales Charge Reductions

Lower sales charges on the purchase of shares are available by:

For purposes of the following disclosure regarding Rights of Accumulation, Letter of Intent and Account Grouping, shares of InvestEd Portfolios allocable to your Ivy InvestEd Plan account are treated as shares held by you directly.

∎	Rights of Accumulation: combining the value of additional purchases of shares of any of the funds in InvestEd Portfolios, Waddell & Reed Advisors Funds and/or Ivy Funds with (i) the NAV of shares already allocable to your Ivy InvestEd Plan account or in an account eligible for grouping with your account (see Account Grouping below) and (ii) the NAV of any class of shares of any of the funds in Waddell & Reed Advisors Funds and/or Ivy Funds held in any Managed Allocation Portfolio (MAP) or Strategic Portfolio Allocation (SPA) program through Waddell & Reed. To be entitled to rights of accumulation, you must inform Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Portfolios’ transfer agent, that you are entitled to a reduced sales charge and provide WISC with the name and number of the existing account(s) with which your purchase may be combined. The reduced sales charge is applicable only to the new purchase. It is not retroactive to shares already allocable to your account or in an account eligible for grouping with your account. Your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings or (b) the amount you invested (including reinvested dividends and other distributions, but excluding capital appreciation) less any withdrawals.

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∎	Letter of Intent: grouping all purchases of the funds referenced above, made during a thirteen-month period pursuant to a Letter of Intent (LOI). By signing an LOI, which is available from WISC, you indicate an intention to invest, over a thirteen-month period, a dollar amount sufficient to qualify for a reduced sales charge. In determining the amount which you must invest in order to qualify for a reduced sales charge under the LOI, your shares already allocable to the same account in which the purchase is being made or in any account eligible for grouping with that account, as described in Account Grouping below, and your shares of any of the funds in Waddell & Reed Advisors Funds and/or Ivy Funds held in any MAP or SPA program through Waddell & Reed, will be included. For purposes of fulfilling the dollar amount required to be invested pursuant to your LOI, all such investments must be initiated prior to the expiration of the thirteen-month period, and will qualify under your LOI, even if the assets are received after the expiration of the thirteen-month period (such as a rollover or transfer from another institution). You must notify WISC if a rollover or transfer from another institution is pending upon the termination of the thirteen-month LOI period. In any event, such assets must be received by WISC no later than ninety days after the initiation date of the rollover or transfer. It is the responsibility of the investor and/or the dealer of record to advise WISC about the LOI when placing purchase orders during the LOI period. You may need to provide appropriate documentation to WISC to evidence the initiation date of the rollover or transfer. Purchases made during the thirty (30) calendar days prior to receipt by WISC of a properly completed LOI will be considered for purposes of determining whether a shareholder has satisfied the LOI. If Waddell & Reed reimburses the sales charge for purchases prior to receipt by WISC of an LOI, the thirteen-month LOI period will be deemed to have commenced on the date of the earliest purchase within the 30 calendar days prior to receipt by WISC of the LOI.

When an LOI is established, shares valued at five percent (5%) of the intended investment are held in escrow. Escrowed shares will be released from escrow once the terms of the LOI are satisfied. If the amount invested during the thirteen-month LOI period is less than the amount specified by the LOI, the LOI will terminate and the applicable sales charge specified in this Prospectus will be charged as if the LOI had not been executed, and such sales charge will be collected by the redemption of escrowed shares equal in value to such sales charge. Any redemption you request during the thirteen-month LOI period will be taken first from non-escrowed shares. Any request you make that will require redemption of escrowed shares will result in termination of the LOI, and the applicable sales charge specified in this Prospectus will be collected by the redemption of escrowed shares. Any escrowed shares not needed to pay the applicable sales charge will be available for redemption by you.

Purchases of shares of any of the funds within Waddell & Reed Advisors Funds, Ivy Funds and/or InvestEd Portfolios will be considered for purposes of meeting the terms of an LOI, except as set forth herein. Investments in mutual funds other than those described in the preceding sentence and in insurance products offered by Waddell & Reed will not be considered for purposes of meeting the terms of an LOI.

∎	Account Grouping: grouping purchases by certain related persons. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase of shares in your Ivy InvestEd Plan account may be grouped with the current account value of purchased Class A, Class B, Class C or Class E shares in any other account that you may own, with your shares of any of the funds in Waddell & Reed Advisors Funds and/or Ivy Funds held in any MAP or SPA program through Waddell & Reed, or in accounts of household members of your immediate family (spouse and children under 21). Please note that grouping is allowed only for a) accounts of the owner that have the same address or Social Security or other taxpayer identification number, and b) accounts of immediate family members living (or maintaining a permanent address) in the same household as the owner, however, you also may group purchases made by you and your immediate family in: business accounts controlled by you or your immediate family (for example, you own the entire business); partnerships for which you or a member of your immediate family is the controlling partner; trust accounts established by you or your immediate family or trust accounts for which you or a member of your immediate family is a beneficiary; minor-owned accounts for which you serve as custodian or guardian; and/or accounts of endowments or foundations established and controlled by you or your immediate family. For purposes of account grouping, an individual’s legally-recognized domestic partner who has the same address may be treated as his or her spouse.

In order for an eligible purchase to be grouped, you must advise WISC at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Shares of Waddell & Reed Advisors Cash Management or Ivy Government Money Market Fund are not eligible for either Rights of Accumulation or Letter of Intent privileges, unless such shares have been acquired by exchange for Class A shares on which a sales charge was paid, or as a dividend or other distribution on such acquired shares.

If you are investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy shares allocable to your Ivy InvestEd Plan account without a sales charge. However, you may be charged a CDSC of 1.00% on any shares purchased without a sales charge that you sell within the first 12 months of owning them. The CDSC is assessed on an amount equal to the lesser of the then-current market value or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in NAV above the initial purchase price. This CDSC may be waived under certain circumstances, as noted in this Prospectus. Your financial advisor or a Client Services representative can answer your questions and help you determine if you are eligible.

Sales Charge Waivers for Certain Investors

Shares may be purchased at NAV for Ivy InvestEd Plan accounts owned by:

∎

Current or retired Trustees of the Trust (or retired directors or trustees of any entity to which the Trust or a Portfolio is the successor), directors of affiliated companies of the Trust, or of any affiliated entity of Waddell & Reed, current and certain retired employees of Waddell & Reed and its affiliates, current and certain retired financial advisors of Waddell & Reed and its affiliates

52	Prospectus

and the spouse, children, parents, children’s spouses and spouse’s parents of each (including purchases into certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of Waddell & Reed

∎	Sales representatives, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents) associated with unaffiliated third party broker-dealers with which Waddell & Reed has entered into selling agreements

∎	Certain clients investing through certain investment advisers and broker-dealers in fee-based brokerage or advisory accounts, wrap accounts and asset allocation programs that charge asset-based fees

∎	Clients who transferred their 529 Plan accounts (i.e., accounts under a plan associated with a qualified state tuition program established in accordance with Section 529 of the Code) from the Arizona Family College Savings Program sponsored by Securities Management and Research, Inc. (SM&R) to the Ivy InvestEd Plan sponsored by Waddell & Reed due to the closing of the SM&R-sponsored 529 Plan, and who established their SM&R-sponsored 529 Plans directly through SM&R rather than through a financial intermediary and qualified for NAV pricing through SM&R

∎	Participants in an employer sponsored payroll deduction plan having 100 or more eligible employees, and the shares are purchased through payroll deduction

∎	Sales representatives and employees, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents), associated with Legend Group Holdings LLC and its subsidiaries

For purposes of determining eligibility for sales at NAV, an individual’s legally-recognized domestic partner who has the same address may be treated as his or her spouse. The Portfolios reserve the right to modify or waive the above policies at any time.

Sales Charge Waivers for Certain Transactions

Shares may be purchased at NAV through:

∎	Exchange of shares of InvestEd Portfolios or Class A shares of any fund within Waddell & Reed Advisors Funds and, for clients of Waddell & Reed, Legend Equities Corporation (Legend) and other non-affiliated third parties that have entered into selling agreements with Ivy Distributors, Inc. (IDI), the distributor of the Ivy Funds, Class A shares of any fund within the Ivy Funds if (i) a sales charge was previously paid on those shares, (ii) the shares were received in exchange for shares on which a sales charge was paid or (iii) the shares were acquired from reinvestment of dividends and other distributions paid on such shares

∎	Reinvestment once in a 12-month period (subject to applicable regulations) of all or part of the proceeds of redemptions of your shares into the same Portfolio and account from which the shares were redeemed, if the reinvestment is made within 60 calendar days of the Trust’s receipt of your redemption request (minimum investment amounts will apply). Purchases made pursuant to the AIS, payroll deduction or regularly scheduled contributions made by employers on behalf of their employees are not eligible for purchases at NAV under this policy.

∎	Direct rollover initiated from an account in a qualified state tuition program, where (i) such account is under a plan associated with a qualified state tuition program established in accordance with Section 529 of the Code, (ii) the shares were purchased through a broker-dealer or financial advisor, and (iii) the selling agreement or any other agreement between Waddell & Reed and the broker-dealer or financial advisor does not prohibit direct rollovers at NAV into another qualified state tuition program. The sales charge waiver only applies to the shares purchased with the direct rollover proceeds and additional contributions made to your Ivy InvestEd Plan account will be assessed the applicable sales charge. If rolling over assets from an in-state to an out-of-state 529 Plan, you should be aware that some states require the recapture of prior state tax benefits and/or the rollover may be otherwise taxable by the state from whose 529 Plan you are exiting. You should also consider possible withdrawal charges by the 529 Plan which you are exiting and differences in ongoing fees. You should consult a qualified tax advisor for individualized advice before initiating the rollover.

Information about the purchase of Trust shares for your Ivy InvestEd Plan account, applicable sales charges and sales charge reductions and waivers also is available, free of charge, at www.ivyinvestments.com or www.waddell.com, including hyperlinks to facilitate access to this information. You also will find more information in the SAI about sales charge reductions and waivers.

The CDSC for Portfolio shares that are subject to a CDSC will not apply in the following circumstances:

∎	redemptions that result from the death or disability of the Account Owner. The death or disability must have occurred after the account was established with Waddell & Reed

∎	redemptions of shares purchased for Ivy InvestEd Plan accounts held by current or retired Trustees of the Trust, directors of affiliated companies, current or retired officers of the Trust, employees of Waddell & Reed and its affiliates, financial advisors of Waddell & Reed and its affiliates, and by the members of the immediate families of such persons

∎	redemptions of shares for the purpose of complying with the excess contribution limitations prescribed by the Program if the excess contributions are rolled over to another Ivy InvestEd Plan account for a different Designated Beneficiary

∎	redemptions the proceeds of which are (subject to applicable regulations) reinvested within 60 calendar days in shares of the same Portfolio as that redeemed

∎	redemptions made by shareholders that have purchased shares of the Trust through certain group plans that have selling agreements with Waddell & Reed and that are administered by a third party and/or for which brokers not affiliated with Waddell & Reed provide administrative or record keeping services

∎	the exercise of certain exchange privileges

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These exceptions may be modified or eliminated by the Trust at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Trust’s right to liquidate a shareholder’s shares, which may require certain notice.

Additional Compensation to Intermediaries

Your financial advisor and the financial intermediary with which your financial advisor is affiliated typically will receive compensation when you buy and/or hold Portfolio shares in your Ivy InvestEd Plan account. The source of that compensation may include the sales load, if any, that you pay as an investor and/or the 12b-1 fee, if applicable, paid by the Portfolio whose shares that you own in your Ivy InvestEd Plan account. Additionally, Waddell & Reed may have agreements with certain financial intermediaries which provide for one or more of the following: fees paid by Waddell & Reed and/or its affiliates to such intermediaries based on a percentage of assets, sales and/or an amount per shareholder account; networking and/or sub-accounting fees paid by the Portfolios; and/or other payments by Waddell & Reed and/or its affiliates, from their own resources.

The amount and type of compensation that your financial advisor or intermediary receives will vary based upon the value of the Portfolio shares that you buy and the compensation practices of the intermediary. Compensation to the intermediary generally is based on the value of shares of the Portfolios allocable to its clients’ Ivy InvestEd Plan accounts and also may be based on the gross and/or net sales of the Portfolio shares attributable to the intermediary. That compensation recognizes the distribution, administrative, promotional and/or other services provided by the intermediary, and may be required by the intermediary in order for Ivy InvestEd Plan accounts to be available for sale by the intermediary. The rate of compensation depends upon various factors, including but not limited to the intermediary’s established policies and prevailing practices in different segments of the financial services industry. In addition, an intermediary may maintain omnibus accounts or similar arrangements with an underlying fund for consolidated holdings of the underlying fund’s shares by its clients, and may receive payments from Waddell & Reed or its affiliates, or the underlying funds, for providing related recordkeeping and other services.

Waddell & Reed also may compensate an intermediary and/or financial advisor for Waddell & Reed’s participation in various activities sponsored and/or arranged by the intermediary, including but not limited to programs that facilitate educating financial advisors and/or their clients about various topics, including Ivy InvestEd Plan accounts and the Portfolios. Waddell & Reed also may pay, or reimburse, an intermediary for certain other costs relating to the marketing of Ivy InvestEd Plan accounts. The rate of compensation depends upon various factors, including but not limited to the nature of the activity and the intermediary’s established policies.

Compensation arrangements such as those described above are undertaken, among other reasons, to help secure and maintain appropriate availability, visibility and competitiveness for Ivy InvestEd Plan accounts and the Portfolios, such that they may be widely available and have the capacity to grow and potentially gain economies of scale for Trust shareholders. Please consult the SAI for additional information regarding compensation arrangements with intermediaries.

Potential Conflicts of Interest

Waddell & Reed is a retail broker-dealer and is the principal underwriter and distributor of the Portfolios and certain other mutual funds. The following paragraphs disclose certain potential conflicts of interest in connection with the offering of the Portfolios by Waddell & Reed in connection with Ivy InvestEd Plan accounts.

In addition to offering Ivy InvestEd Plan accounts, Waddell & Reed financial advisors sell primarily shares of the funds within the Waddell & Reed Advisors Funds and the Ivy Funds (Fund Families). IICO and WRIMCO (Managers) manage the assets of the respective Fund Families. Companies affiliated with Waddell & Reed (Service Affiliates) also serve as shareholder servicing agent and accounting services agent for the Fund Families and as custodian for certain retirement plan accounts available through Waddell & Reed and other third parties. Waddell & Reed, the Managers and the Service Affiliates are subsidiaries of Waddell & Reed Financial, Inc.

Waddell & Reed financial advisors are not required to sell only shares of funds in the Fund Families, have no sales quotas with respect to these funds and receive the same percentage rate of compensation for all shares of mutual funds they sell, including shares of the funds in the Fund Families. Waddell & Reed and its affiliated companies, however, receive more total revenue from the sale of shares of the funds in the Fund Families than from the sale of shares of other mutual funds that are not affiliated with Waddell & Reed (Externally Managed Funds). Waddell & Reed receives underwriter compensation in connection with sales of Portfolio shares in an amount equal to the difference between the sales charge collected and the dealer reallowance. In addition, the Managers earn investment advisory fees for providing investment management services to the funds in the Fund Families. These fees are assessed daily on the net assets held by the funds in the Fund Families and are paid to the Managers out of fund assets. In addition, the Service Affiliates receive fees for the services they provide to the funds and/or shareholders in the Fund Families. Externally Managed Funds are not available as investment options in the Ivy InvestEd Plan.

Furthermore, increased sales of shares of the Fund Families generally result in greater revenues, and greater profits, to Waddell & Reed, the Managers and the Service Affiliates, since payments to Waddell & Reed, the Managers and the Service Affiliates, increase as more assets are invested in the Fund Families and/or more fund accounts are established. Waddell & Reed employee compensation (including management and certain sales force leader compensation), financial advisor compensation and operating goals at all levels are tied to Waddell & Reed’s overall profitability. Therefore, Waddell & Reed management, sales leaders and employees generally spend more time and resources promoting the sale of shares of the funds in the Fund Families rather than Externally Managed Funds. This results in more training and product support for Waddell & Reed financial advisors to assist them with sales of shares of the funds in the Fund Families. Ultimately, this typically will influence the financial advisor’s decision to

54	Prospectus

recommend the Fund Families even though they may have access to Externally Managed Funds that may have superior performance to and/or lower fund expenses than the funds in the Fund Families.

Waddell & Reed also offers financial planning services as a registered investment adviser. Waddell & Reed financial advisors typically encourage new clients to purchase a financial plan for a fee. If the client elects to implement the recommendations produced as part of the financial plan, it is likely that the financial advisor will recommend the purchase of shares of funds in the Fund Families, though the client is not obligated to purchase such shares through Waddell & Reed. For more detailed information on the financial planning services offered by Waddell & Reed financial advisors, including fees and investment alternatives, clients should obtain from their financial advisor or Waddell & Reed, and read, a copy of Waddell & Reed’s Form ADV Disclosure Brochure.

Portability

The Portfolios’ shares may be purchased for Ivy InvestEd Plan accounts that are offered and serviced only through broker-dealers and other financial intermediaries (Financial Intermediaries) that have entered into selling agreements with Waddell & Reed. If you elect to work with a Waddell & Reed financial advisor, it is likely that the financial advisor will recommend the purchase of shares of the Portfolios through an Ivy InvestEd Plan account if college funding is one of your investment objectives and the Ivy InvestEd Plan is deemed suitable for you. If you decide to terminate your relationship with your Waddell & Reed financial advisor or if they decide to transfer their license to another Financial Intermediary, you should consider that you will only be able to transfer your Ivy InvestEd Plan account to another Financial Intermediary if that Financial Intermediary has a selling agreement with Waddell & Reed. Not all Financial Intermediaries have such selling agreements, and the selling agreements typically may be terminated without notice to you. If you select a Financial Intermediary that has no selling agreement with Waddell & Reed or whose selling agreement is terminated after you transfer your Ivy InvestEd Plan account, you will either have to hold your Ivy InvestEd Plan account through Waddell & Reed or transfer your Ivy InvestEd Plan account to another 529 Plan.

ACCOUNT REGISTRATION

Pursuant to Arizona requirements, Ivy InvestEd Plan accounts generally may only be registered in the name of an individual or a trust, who is the Account Owner. The Account Owner is the one who has the authority to designate the Designated Beneficiary, make withdrawals, select the Portfolios in which to invest and otherwise control the account. The Account Owner may be anyone — a parent, grandparent, friend or self. Joint owners, or joint accounts, are not permitted. Although only one person may be listed as the Account Owner, you should designate a successor Account Owner on the Ivy InvestEd 529 Plan Account Application in the event of the Account Owner’s death.

An account also may be opened by a state or local government or a Code Section 501(c)(3) organization as the Account Owner, if the account will be used to fund scholarships for person(s) whose identity will be determined after the account is opened.

Although these registrations are the only way an account can be set up, anyone may contribute to an Ivy InvestEd Plan account once it is established. See the section entitled Additional Investments.

The Account Owner will identify, on the Ivy InvestEd 529 Plan Account Application, a Designated Beneficiary. A Designated Beneficiary can be any person interested in pursuing post high school training and educational opportunities at an accredited institution, including the Account Owner.

If the Account Owner requests a change of the Designated Beneficiary, via the Beneficiary Change Form, the Account Owner will have the option of exchanging the assets to the Age-Based Plan or into another Portfolio that is not based on the age of the new Designated Beneficiary.

The Designated Beneficiary can be changed to a “member of the family,” as defined by the Code, of the original beneficiary.

There is a one-time $10 application fee per Ivy InvestEd Plan account, paid by Waddell & Reed at the time of the initial investment and forwarded to the Arizona Commission for Postsecondary Education (Commission), under whose authority the Ivy InvestEd Plan is made available, to help defray its administrative costs. Shares of a Portfolio allocable to your Ivy InvestEd Plan account are held in the name of the Commission, as Trustees of the Program.

Ivy InvestEd Plan accounts (same owner, same Designated Beneficiary, and same registration type) with a balance of less than $25,000 will be charged an annual maintenance fee of $20. This fee will be waived for Arizona residents and for accounts enrolled with AIS.

Pricing of Fund Shares

The price to buy a share of a Portfolio, called the offering price, is calculated every business day. Each Portfolio and underlying fund is open for business every day the New York Stock Exchange (NYSE) is open. Each Portfolio and underlying fund normally calculates its NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern Time, except that an option or futures contract held by an underlying fund may be priced at the close of the regular session of any other securities exchange on which that instrument is traded. Certain of the underlying funds may invest in securities listed on foreign exchanges, or otherwise traded in a foreign market, which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of an underlying fund’s shares may be significantly affected on days when the fund does not price its shares and when you are not able to purchase or redeem the Portfolio’s shares. The offering price of a share (the price to buy one share) is the next NAV calculated per share plus the applicable sales charge.

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In calculation of a Portfolio’s NAV, the shares of the underlying funds held by the Portfolio are valued at their respective NAVs per share. In the calculation of an underlying fund’s NAV:

∎	The securities held by the underlying fund that are traded on an exchange ordinarily are valued by an independent pricing service at the last sale price on each day prior to the time of valuation as reported by the principal securities exchange on which the securities are traded or, if no sale is recorded, the average of the last bid and asked prices. If a price from the primary independent pricing service is not available, a price will be obtained from another independent pricing service.

∎	In the event a price is not available from an independent pricing service, a price will be sought from an exchange.

∎	Bonds (including foreign bonds), convertible bonds, municipal bonds, U.S. government securities, mortgage-backed securities and swap agreements are ordinarily valued according to prices quoted by an independent pricing service.

∎	Precious metals are valued at the last traded spot price for the appropriate metal immediately prior to the time of valuation.

∎	Other investment assets for which market prices are unavailable or are not reflective of current market value are valued at their fair value by or at the direction of the underlying funds’ board of trustees, as discussed below.

When an underlying fund believes a reported market price for a security does not reflect the amount the fund would receive on a current sale of that security, the fund may substitute for the market price a fair-value determination made according to procedures approved by the underlying fund’s board of trustees. An underlying fund may use these procedures to value certain types of illiquid securities. In addition, fair value pricing generally will be used by an underlying fund if the exchange on which a portfolio security is traded closes early or if trading in a particular security is halted during the day and does not resume prior to the time the underlying fund’s NAV is calculated.

An underlying fund also may use these methods to value securities that trade in a foreign market if a significant event that appears likely to materially affect the value of foreign investments or foreign currency exchange rates occurs between the time that foreign market closes and the time the NYSE closes. Some underlying funds, such as Waddell & Reed Advisors Global Bond Fund, Waddell & Reed Advisors Global Growth Fund or Ivy International Core Equity Fund, which may invest a significant portion of their assets in foreign securities (and derivatives related to foreign securities), also may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of fund share prices that may not reflect developments in foreign securities or derivatives markets that occurred after the close of such market but prior to the pricing of fund shares. In that case, such securities investments may be valued at their fair values as determined according to the procedures approved by the underlying fund’s board of trustees. Significant events include, but are not limited to, (1) events impacting a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts affecting a country or region, and (4) significant U.S. or foreign market fluctuations.

The underlying funds have retained certain third-party pricing services (together, the Service) to assist in fair valuing foreign securities and other foreign investments (collectively, Foreign Securities), if any, held in the funds’ portfolios. The Service conducts a screening process to indicate the degree of confidence, based on historical data, that the closing price in the principal market where a Foreign Security trades is not the current market value as of the close of the NYSE. For Foreign Securities where WISC, in accordance with guidelines adopted by the underlying funds’ board of trustees, believes, at the approved degree of confidence, that the price is not reflective of current market price, WISC may use the indication of fair value from the Service to determine the fair value of the Foreign Securities. The Service, the methodology or the degree of certainty may change from time to time. The board of trustees of the underlying funds regularly reviews, and WISC regularly monitors and reports to the board, the Service’s pricing of the funds’ Foreign Securities, as applicable.

Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event — thus potentially alleviating arbitrage opportunities with respect to an underlying fund’s shares. Another effect of fair valuation on an underlying fund is that the underlying fund’s NAV (and, therefore, a Portfolio’s NAV) will be subject, in part, to the judgment of the board of trustees or its designee instead of being determined directly by market prices. When fair value pricing is applied, the prices of securities used by an underlying fund to calculate its NAV may differ from quoted or published prices for the same securities, and therefore, a shareholder purchasing or redeeming shares on a particular day might pay or receive more or less than would be the case if a security were valued differently. The use of fair value pricing also may affect all shareholders in that if redemption proceeds or other payments based on the valuation of the assets of an underlying fund were paid out differently due to fair value pricing, all shareholders will be impacted incrementally. There is no assurance, however, that fair value pricing will more accurately reflect the value of a security on a particular day than the market price of such security on that day or that it will prevent or alleviate the impact of market timing activities. For a description of market timing activities, please see Market Timing Policy.

BUYING SHARES

You may buy shares allocable to your Ivy InvestEd Plan account through Waddell & Reed and its financial advisors or through advisors of Legend. Shares also may be purchased through other non-affiliated third parties that have entered into selling arrangements with Waddell & Reed. To open your account, you must complete and sign an application. Waddell & Reed will only accept account applications through its financial advisors, through advisors of Legend, or through other non-affiliated third parties that have entered into selling agreements with Waddell & Reed; Waddell & Reed will not accept unsolicited account applications. Your financial advisor can help you with any questions you might have.

Waddell & Reed generally will not accept new account applications to establish an account with a non-U.S. address (APO/FPO addresses are acceptable).

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To add to your account by mail: Make your check payable to Waddell & Reed, Inc. Mail the check to Waddell & Reed at the address below, along with the form that accompanies the confirmation of a prior purchase or your quarterly statement or with a letter stating your account number, the account registration and the Portfolio that you wish to purchase. Mail to:

Waddell & Reed, Inc.

P. O. Box 29217

Shawnee Mission, Kansas

66201-9217

To add to your account by wire purchase: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, DDA Number 98-0000-797-8.

By telephone or internet: To purchase shares of a Portfolio by Automated Clearing House (ACH) via telephone or internet access, you must have an existing account number and you must have previously established the telephone or internet method to purchase through a completed Express Transaction Authorization Form (separately or within your new account application). Please call 800.777.6472 to request your purchase. For internet transactions, you may not execute trades greater than $25,000 per Portfolio per day.

By AIS: You can authorize having funds electronically drawn each month from your bank account through Electronic Funds Transfer (EFT) and invested as a purchase of shares into your account. Complete the appropriate sections of the Ivy InvestEd 529 Plan Account Application to establish the AIS.

When you place an order to buy shares allocable to your Ivy InvestEd Plan account, your order, if accepted, will be processed at the next offering price calculated after your order, in proper form, is received and accepted. Proper form includes receipt by Waddell & Reed, in the home office, of a completed Ivy InvestEd 529 Plan Account Application and additional required documentation, if applicable. Please note that all of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Neither cash nor post-dated checks will be accepted.

Shares of a Portfolio may be purchased for your Ivy InvestEd Plan account through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of Portfolio shares for your Ivy InvestEd Plan account. Your order will receive the offering price next calculated after the order has been received in proper form by Waddell & Reed. Therefore, if your order is received in proper form by Waddell & Reed before 4:00 p.m. Eastern Time on a day in which the NYSE is open, you should generally receive that day’s offering price. If your order is received in proper form by Waddell & Reed after 4:00 p.m. Eastern Time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day.

Broker-dealers that perform account transactions for their clients by participating in networking through the National Securities Clearing Corporation (NSCC) are responsible for obtaining their clients’ permission to perform those transactions, and are responsible to their clients for whose account shares of a Portfolio are purchased if the broker-dealer performs any transaction erroneously or improperly.

When you sign your account application, you will be asked to certify that your Social Security number or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service (IRS).

If you buy shares by check, and then sell those shares by any method other than by exchange to another Portfolio or fund within Ivy Funds or Waddell & Reed Advisors Funds, the payment may be delayed for up to ten days from the date of purchase to ensure that your previous investment has cleared.

Waddell & Reed reserves the right to reject any purchase orders, including purchases by exchange, and it and the Trust reserve the right to discontinue offering Portfolio shares for purchase.

Exchanges

Upon receipt of a completed Ivy InvestEd 529 Plan Account Application and additional required documentation, if applicable, you may sell your Class A shares of a fund within Waddell & Reed Advisors Funds and, for clients of Waddell & Reed, Legend and other non-affiliated third parties that have entered into selling agreements with IDI, a fund within the Ivy Funds, and buy for your Ivy InvestEd Plan account shares of a Portfolio in InvestEd Portfolios. Such purchase will be without the payment of an additional sales charge if you exchange Class A shares upon which you have already paid a front-end sales charge.

As described in the section entitled Choosing a Portfolio, unless you elect otherwise your initial investment will be made into one of the three Portfolios based on the age of your Designated Beneficiary, and the value of your account will be automatically exchanged to a different Portfolio within approximately 30 days after the Designated Beneficiary’s 9th and 16th birthdays.

If you elect, initially, to invest in a Portfolio that is outside the age range of your Designated Beneficiary or another investment option available within the Ivy InvestEd Plan, your account will not participate in the automatic exchange feature described above. Whether you invest through the Age-Based Plan or otherwise select a Portfolio or other investment option available within the Ivy InvestEd Plan, you may only change your investment choice twice each calendar year or upon a change in the Designated Beneficiary on the account, except as described below. A reallocation of your Ivy InvestEd Plan account among the available investment options will be deemed to constitute an investment strategy change and may prohibit you from making any other

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investment changes or transferring your investment to another 529 Plan sponsored by the State of Arizona during the calendar year of your change, unless they are made upon a change in the Designated Beneficiary. Federal law generally permits 529 Plan owners to make investment strategy changes only twice each calendar year or upon a change in the Designated Beneficiary.

Transfers

UTMA/UGMA and Coverdell Education Savings Account (ESA) transfers. Accounts established under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA), or Coverdell ESAs are considered irrevocable gifts to the child who is the beneficiary of the account. Therefore, if you want to transfer a current UTMA/UGMA account or Coverdell ESA to an Ivy InvestEd Plan account, the ownership cannot be changed and the child will be both the Account Owner and the Designated Beneficiary. The custodian may still make contributions to the Ivy InvestEd Plan account, and a Responsible Individual (usually the UTMA/UGMA custodian) must be named to control the account until the child reaches legal age. The Designated Beneficiary cannot be changed. Please remember that such a transfer will be a taxable event and that the Responsible Individual has the duty to use the proceeds of the account only for the benefit of the Designated Beneficiary. No successor account owner can be established on an account transferred from a UTMA/UGMA account or Coverdell ESA. A successor Responsible Individual should be named to control the account in the event of the death of the current Responsible Individual.

Other States’ 529 Plans. You may transfer, or rollover, the assets invested in another state’s 529 Plan to an Ivy InvestEd Plan account by completing the Ivy InvestEd 529 Plan Rollover Request form.

Minimum Investments

The Portfolio’s initial and subsequent investment minimums generally are as follows, although the Portfolio and/or Waddell & Reed, Inc. may reduce or waive the minimums in some cases:

To Open an Account	$750 (per Portfolio)
For certain exchanges	see below[1]
For accounts opened with AIS	$150 (per Portfolio)*
For accounts established through payroll deductions	Any amount
To Add to an Account	Any amount
For certain exchanges	$50 (per Portfolio)
For AIS	$50 (per Portfolio)
For payroll deductions	Any amount

[1]	Minimum investment for an exchange is either (i) a single $750 exchange or (ii) the combination of a $150 exchange in combination with either (a) a $50 per month AIS or (b) a $50 per month systematic exchange from another fund.

*	An account may be opened with no initial investment and AIS set up on the account if the account is pending a Transfer of Assets from another investment company.

Additional Investments

Subject to the minimums disclosed for the AIS, you, or anyone, can make additional investments of any amount at any time; however, all or a portion of the amount invested will not be accepted to the extent that such contributions would cause the total maximum account value or balance for a Designated Beneficiary for all 529 Plans sponsored by the State of Arizona to exceed limits imposed by the Ivy InvestEd Plan. For the 2016-2017 academic year, the maximum account balance at the time of a contribution is, in the aggregate per beneficiary, $431,000, as determined by the Arizona Commission for Postsecondary Education. Maximum account balance amounts will be adjusted each year based upon a formula developed by The College Board that estimates the average cost of attending a private 4-year college. Any excess contribution with respect to a Designated Beneficiary must be promptly withdrawn as a “non-qualified” withdrawal (see Distributions and Taxes — Taxes) or rolled over into an account for a different Designated Beneficiary.

If you purchase shares of the Portfolios from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.

SELLING SHARES

You can arrange to take money out of your Ivy InvestEd Plan account at any time by selling (redeeming) some or all of the shares allocable to your Ivy InvestEd Plan account.

The redemption price (price to sell one share of a Portfolio) is the next calculated NAV per share of that Portfolio subject to any applicable CDSC.

Only the Account Owner may arrange to take money out of an Ivy InvestEd Plan account, which will be accomplished by selling (redeeming), at any time, some or all of the shares allocable to the account, subject to Federal income tax and an additional Federal tax, if applicable.

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When you place an order for a withdrawal from your Ivy InvestEd Plan account, that order will be treated as an order to sell Portfolio shares, and the shares will be sold at the NAV next calculated, subject to any applicable CDSC, after your order, in proper form, is received and accepted. Proper form includes receipt by your financial advisor or Waddell & Reed of a completed Ivy InvestEd 529 Plan Withdrawal Form. Withdrawals will be classified as either “qualified” or “non-qualified” for Federal income tax purposes. See Distributions and Taxes — Taxes.

At the request of the Account Owner, the withdrawal proceeds may be made payable to an eligible educational institution on behalf of the Designated Beneficiary.

Please note also:

∎	If your Ivy InvestEd Plan account’s shares were recently purchased by check, the Portfolio may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide telephone or written assurance, satisfactory to the Portfolio, that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of ten days from the date of purchase or the date the Portfolio is able to verify that your purchase check has cleared and been honored.

∎	Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

∎	Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities when the Board determines that conditions exist making cash payments undesirable. The Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

∎	If you purchased shares of a Portfolio from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Portfolio shares. For firms that perform account transactions systematically through the NSCC, the Portfolio will be deemed to have received your order to sell shares when that firm (or its designee) has received your order in proper form. Your order will receive the NAV of the redeemed shares, subject to any applicable CDSC, next calculated after the order has been received in proper form by the authorized firm (or its designee). Therefore, if your order is received in proper form by that firm before 4:00 p.m. Eastern Time on a day on which the NYSE is open, you should generally receive that day’s offering price. If your order is received in proper form by that firm after 4:00 p.m. Eastern Time, you should generally receive the offering price next calculated on the following business day. If the firm does not perform account transactions systematically through the NSCC and has not entered into an agreement permitting it to aggregate orders it receives prior to 4:00 p.m. Eastern Time and transmit such orders to the Portfolio on or before the following business day, you will receive the NAV next calculated after the order has been received in proper form by the Portfolio. You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day’s price.

∎	Broker-dealers that perform account transactions for their clients through the NSCC are responsible for obtaining their clients’ permission to perform those transactions, and are responsible to their clients who are shareholders of the Trust if the broker-dealer performs any transaction erroneously or improperly.

The Trust may require a signature guarantee if the check is made payable to someone other than the Account Owner. This requirement is to protect you, the Trust and Waddell & Reed from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

You may reinvest in any one of the Portfolios, without a sales charge, all or part of the amount of shares you redeemed (subject to applicable regulations) by sending to the applicable Portfolio the amount you want to reinvest for your Ivy InvestEd Plan account. The reinvested amounts must be received by the Portfolio within 60 calendar days after the date of your redemption, and the reinvestment must be made into the same Portfolio and Ivy InvestEd Plan account from which it was redeemed (minimum investment amounts will apply). You may do this only once in a 12-month period with respect to shares of a Portfolio. This privilege may be eliminated or modified at any time without prior notice to shareholders. Purchases made pursuant to the AIS, payroll deduction, or regularly scheduled contributions made by an employer on behalf of its employees are not eligible for purchases at NAV under this policy.

The CDSC, if equal to or greater than $10, will not apply to the proceeds of shares of a Portfolio which are redeemed and then reinvested in shares of the same Portfolio within 60 calendar days after such redemption. Waddell & Reed will, with your reinvestment (subject to applicable regulations), restore an amount equal to the CDSC attributable to the amount reinvested by adding the CDSC amount to your reinvestment (provided that the CDSC is equal to or greater than $10). For purposes of determining a future CDSC, the reinvestment will be treated as a new investment. You may do this only once in a 12-month period with respect to shares of a Portfolio. The reinvestment must be made into the same Portfolio and Ivy InvestEd Plan account from which the shares had been redeemed. This privilege may be eliminated or modified at any time without prior notice to shareholders. Purchases made pursuant to the AIS, payroll deduction, or regularly scheduled contributions made by an employer on behalf of its employees are not eligible for purchase at NAV under this policy.

Telephone Transactions

The Trust and its agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. WISC, the Trust’s transfer agent, will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If WISC fails to do so, WISC may be liable for losses due to unauthorized or fraudulent instructions. Current

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procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

Shareholder Services

If you are investing through certain third-party broker-dealers, please contact your plan administrator or other record keeper for information about your account.

If you have established an account that is maintained on the Portfolios’ shareholder servicing system, Waddell & Reed and WISC provide a variety of services to help you manage your Ivy InvestEd Plan account.

Personal Service

Your local financial advisor is available to provide personal service. Additionally, a toll-free call, 800.777.6472, connects you to a Client Services Representative or Waddell & Reed’s automated customer telephone service. During normal business hours, the Client Services staff is available to answer your questions or update your account records. At almost any time of the day or night, you may access www.ivyinvestments.com or www.waddell.com, to:

∎	obtain information about your account(s)

∎	obtain price information about other funds within the Waddell & Reed Advisors Funds (available only at www.waddell.com) or the Ivy Funds

∎	obtain the offering materials for the Ivy InvestEd Plan, or the Trust’s current prospectus, SAI, Annual Report or other information about each Portfolio or the prospectus of an underlying fund (underlying fund information for Waddell & Reed Advisors Funds is available only at www.waddell.com)

∎	request duplicate statements

∎	transact certain account activity

At almost any time of the day or night, you may access your account information from a touch-tone phone through Waddell & Reed’s automated customer telephone service, provided your account is maintained on the Portfolios’ shareholder servicing system; otherwise, you should contact the broker-dealer through which you purchased your Portfolio shares.

Reports

Statements and reports sent to you include the following:

∎	confirmation statements (after every purchase (other than those purchases made through AIS), after every exchange and after every transfer or redemption)

∎	quarter-to-date statements (quarterly)

∎	year-to-date statements (after the end of the fourth calendar quarter)

∎	Annual and Semiannual Reports to shareholders (every six months)

To avoid sending duplicate copies of materials to households and thereby reduce expenses, only one copy of the most recent prospectus and Annual and Semiannual Reports of the Trust may be mailed to shareholders having the same last name and address in the Trust’s records. The consolidation of these mailings, called householding, benefits the Trust through reduced mailing expense. You may call the telephone number listed for Client Services if you need additional copies of the documents. You also may visit www.ivyinvestments.com or www.waddell.com to view and/or download these documents, as well as other information about each Portfolio.

You may now elect to receive your quarterly statements and/or prospectus and shareholder reports electronically. In order to do so, go to the Individual Investor Accounts — Access Your Account Online feature available via www.ivyinvestments.com or the Individual Investors — Access Your Account feature available via www.waddell.com.

Automatic Transactions

Automatic Investment Service (AIS) allows you to transfer money into your Ivy InvestEd Plan account automatically. While AIS does not guarantee a profit and will not protect you against loss in a declining market, it can be an excellent way to invest for future educational expenses.

You may move money from your bank account to an existing Ivy InvestEd Plan account as follows:
Minimum Amount	Frequency
$50 (per Portfolio)	Monthly

Systematic Withdrawal Plan lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account. Please see the SAI for additional information.

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Market Timing Policy

The Portfolios are intended for investment of contributions to the Ivy InvestEd Plan to save for postsecondary school education expenses. Because the Portfolios are investment vehicles for the Ivy InvestEd Plan, investor-initiated exchanges among the Portfolios are limited to twice each calendar year or upon change in the Designated Beneficiary on the account. In addition, the Code imposes an additional tax on redemptions of Portfolio shares that are “non-qualified” withdrawals. (See Distributions and Taxes — Taxes.) As a result, it is unlikely that the Portfolios would be used to engage in market-timing activity. While Waddell & Reed and WISC recognize that investments in a Portfolio do not likely present the same opportunity for market-timing activity that may be present for other funds, WISC monitors for such activity, as described below. Additionally, the underlying funds will take steps to seek to deter frequent purchases and/or redemptions in fund shares (market timing activities). The underlying funds are intended for long-term investment purposes. Market timing activities, especially those involving large dollar amounts, may disrupt portfolio investment management and may increase expenses and negatively impact investment returns for all shareholders of an underlying fund, including long-term shareholders. Market timing activities also may increase the expenses of WISC and/or Waddell & Reed, thereby indirectly affecting the shareholders in an underlying fund and investors in a Portfolio that holds shares of the fund.

Certain underlying funds may be more attractive to investors seeking to engage in market timing activities. For example, to the extent that an underlying fund such as Waddell & Reed Advisors Global Bond Fund, Waddell & Reed Advisors Global Growth Fund or Ivy International Core Equity Fund, invests a significant portion of its assets in foreign securities, the underlying fund may be susceptible to a time zone arbitrage strategy in which investors seek to take advantage of fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of fund shares. An underlying fund that invests in securities that are, among other things, thinly traded or traded infrequently is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as price arbitrage). Price arbitrage is more likely to occur in an underlying fund that invests a significant portion of its assets in small-capitalization companies, such as Waddell & Reed Advisors Small Cap Fund, or in an underlying fund that invests a significant portion of its assets in high-yield fixed-income securities, such as Waddell & Reed Advisors High Income Fund.

To discourage market timing activities by investors, the Board (and the board of trustees of the underlying funds) has adopted a market timing policy and has approved the procedures of the funds’ transfer agent, WISC, for implementing this policy. WISC’s procedures reflect the criteria that it has developed for purposes of identifying trading activity in underlying fund shares that may be indicative of market timing activities and outline how WISC will monitor transactions in fund shares. In its monitoring of trading activity in underlying fund shares, on a periodic basis, WISC typically reviews share transactions that exceed certain monetary thresholds and/or numerical transaction limits within a particular time period.

In its attempt to identify market timing activities, WISC considers many factors, including (but not limited to) the frequency, size and/or timing of the investor’s transactions in underlying fund shares.

As an additional step, WISC reviews underlying fund redemption activity in relation to average assets and purchases within the period. If WISC identifies what it believes are market timing activities by an investor who has not previously exceeded WISC’s thresholds, WISC will suspend exchange privileges by refusing to accept additional purchases of Portfolio shares for the investor’s Ivy InvestEd Plan account for a pre-determined period of time. If an investor exceeds WISC’s thresholds a second time within an 11-month period, exchange privileges will be suspended indefinitely for all accounts owned by the investor who exceeded the pre-determined thresholds. For trading in fund shares held in omnibus accounts, WISC will, if possible, place a trading block at a taxpayer identification number level or, if that cannot be accomplished, will contact the associated financial intermediary and request that the intermediary implement trading restrictions. In exercising any of the foregoing rights, WISC will consider the trading history of accounts under common ownership or control within any of the funds within the Waddell & Reed Advisors Funds and/or the Ivy Funds. For this purpose, transactions placed through the same financial intermediary on an omnibus basis may be deemed a single investor and may be rejected in whole or in part. Transactions placed in violation of an underlying fund’s market timing policy are not deemed accepted by the fund and may be cancelled or revoked by the fund on the next business day following receipt by the fund.

An underlying fund and the Trust seek to apply their market timing policy uniformly to all shareholders and prospective investors. Although the underlying funds, Waddell & Reed and WISC make efforts to monitor for market timing activities and will seek the assistance of financial intermediaries through which fund shares are purchased or held, the underlying funds cannot always identify or detect excessive trading that may be facilitated by financial intermediaries because the intermediary maintains the underlying shareholder account. The underlying funds’ ability to impose restrictions for accounts traded through particular intermediaries may vary depending upon systems capabilities, applicable contractual restrictions, and cooperation of those intermediaries. There can be no assurance that the underlying funds will be able to identify or eliminate all market timing activities, and the underlying funds may not be able to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries.

Due to the complexity and subjectivity involved in identifying market timing activities and the volume of shareholder transactions that WISC processes, there can be no assurance that the underlying funds’, the Trust’s and WISC’s policies and procedures will identify all trades or trading practices that may be considered market timing activity. WISC may modify its procedures for implementing the market timing policy and/or its monitoring criteria at any time without prior notice. The Portfolios, underlying funds, WISC and/or Waddell & Reed shall not be liable for any loss resulting from rejected purchase orders or exchanges.

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The Trust’s and the underlying funds’ market timing policy, in conjunction with the use of fair value pricing, is intended to reduce an investor’s ability to engage in market timing activities, although there can be no assurance that a Portfolio or an underlying fund will eliminate market timing activities.

DISTRIBUTIONS AND TAXES

Distributions

Each Portfolio distributes substantially all of its net investment income and net realized capital gains to its shareholders each year, usually in December. All distributions are automatically paid in additional shares of the distributing Portfolio.

Taxes

Each Portfolio is treated as a separate entity, and has elected to and intends to continue to qualify to be treated as a regulated investment company (RIC), for Federal tax purposes. A Portfolio will be so treated if it meets specified Federal income tax rules, including requirements regarding types of investments, limits on investments, types of income and distributions. A Portfolio that satisfies those requirements is not taxed at the entity level on the net income and net realized gains it distributes to its shareholders.

In general, your investment in a Portfolio is part of the Program. The Program has received a ruling from the IRS stating that, in general, the Program qualifies under Section 529 of the Code so that earnings on Program investments are not subject to Federal income tax (with respect to either a contributor to the Program or a Designated Beneficiary) until the earnings are withdrawn.

Generally, each withdrawal from an Ivy InvestEd Plan account comprises two pro rata components: (1) a return of principal (that is, contributions to the account, including the portion of any rollover from another state’s 529 Plan account that is attributable to contributions to that plan) and (2) earnings. The return of principal portion of any withdrawal, whether the withdrawal is qualified or non-qualified (as described below), is not taxable. As explained in more detail below, the earnings portion of a withdrawal may be subject to Federal income tax, and possibly an additional Federal tax, depending on whether the withdrawal is qualified or non-qualified. The Account Owner is responsible for determining whether a withdrawal is qualified or non-qualified and whether additional tax applies.

A “qualified” withdrawal is a withdrawal used for “qualified higher education expenses,” which may include tuition, fees, books, supplies and computer and other equipment required for the enrollment or attendance of a Designated Beneficiary at an “eligible educational institution” and/or “reasonable” room and board expenses of a Designated Beneficiary who is an “eligible student” (generally, an individual who attends an eligible educational institution at least half-time). The terms “qualified higher education expenses,” “designated beneficiary,” “eligible educational institution,” “reasonable” and “eligible student” all are defined in the Code and described more fully in the Program Overview. An Account Owner may request that a qualified withdrawal be made payable to an eligible educational institution on a Designated Beneficiary’s behalf. Withdrawals of earnings that are qualified withdrawals are tax-free for Federal income tax purposes, although state and local taxes still may apply.

A “non-qualified” withdrawal is a withdrawal that is not used for qualified higher education expenses, unless the withdrawal amount is transferred within sixty days to another qualified tuition program for the Designated Beneficiary’s benefit. The earnings portion of a non-qualified withdrawal generally will be subject to (1) Federal income tax at the marginal tax rate of the person for whose benefit the withdrawal is made and (2) an additional 10% Federal tax on the earnings part of the withdrawal. In general, penalty-free non-qualified withdrawals may be made if the Designated Beneficiary receives a scholarship (not exceeding the amount of the scholarship award), attends a qualifying military academy, dies or becomes permanently disabled, although the earnings portion of the withdrawal will be subject to Federal income tax.

Please consult your tax advisor regarding the current tax consequences of withdrawals from your Ivy InvestEd Plan account. The Account Owner or the Designated Beneficiary is responsible for retaining the appropriate documentation for the tax treatment of qualified withdrawals, if applicable, determining whether a withdrawal is non-qualified, making the appropriate filings with the IRS, and paying the additional 10% Federal tax, if applicable, on earnings.

The foregoing is only a brief summary of some of the important Federal income tax considerations relating to investments in the Portfolios under the Program; you will find more information in the SAI and the Program Overview. You are urged to consult your own tax advisor for information about the state and local tax consequences of, and the impact of your personal financial situation on, an investment in the Ivy InvestEd Plan. In addition, please note that if you are a resident of a state other than Arizona, there may be state tax benefits available to you from an investment in a 529 Plan offered by your state.

62	Prospectus

Financial Highlights

The following information is to help you understand the financial performance of each Portfolio’s shares for the fiscal periods shown. Certain information reflects financial results for a single Portfolio share. Total return shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and other distributions. This information has been audited by Deloitte & Touche LLP, whose Report of Independent Registered Public Accounting Firm, along with the financial statements and financial highlights for each Portfolio for the fiscal year ended December 31, 2016, is included in the Trust’s Annual Report to Shareholders, which is incorporated by reference into its Statement of Additional Information. The Annual Report contains additional performance information and will be made available upon request and without charge.

Prospectus	63

INVESTED PORTFOLIOS

FOR A SHARE OF CAPITAL STOCK

OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income(1)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
InvestEd Growth Portfolio
Year ended 12-31-2016	$11.71	$0.00	*	$0.25	$0.25	$(0.03)	$(1.13)	$(1.16)
Year ended 12-31-2015	13.13	0.03		0.11	0.14	(0.05)	(1.51)	(1.56)
Year ended 12-31-2014	14.27	0.06		0.70	0.76	(0.14)	(1.76)	(1.90)
Year ended 12-31-2013	11.53	0.13		2.98	3.11	—	(0.37)	(0.37)
Year ended 12-31-2012	10.94	0.06		1.17	1.23	(0.06)	(0.58)	(0.64)
InvestEd Balanced Portfolio
Year ended 12-31-2016	11.44	0.06		0.20	0.26	(0.10)	(0.84)	(0.94)
Year ended 12-31-2015	12.38	0.11		(0.03)	0.08	(0.15)	(0.87)	(1.02)
Year ended 12-31-2014	13.12	0.17		0.41	0.58	(0.21)	(1.11)	(1.32)
Year ended 12-31-2013	11.24	0.22		1.92	2.14	—	(0.26)	(0.26)
Year ended 12-31-2012	10.62	0.15		0.88	1.03	(0.14)	(0.27)	(0.41)
InvestEd Conservative Portfolio
Year ended 12-31-2016	10.39	0.11		0.23	0.34	(0.13)	(0.44)	(0.57)
Year ended 12-31-2015	11.46	0.16		(0.31)	(0.15)	(0.21)	(0.71)	(0.92)
Year ended 12-31-2014	12.10	0.24		0.18	0.42	(0.29)	(0.77)	(1.06)
Year ended 12-31-2013	10.90	0.31		1.06	1.37	—	(0.17)	(0.17)
Year ended 12-31-2012	10.54	0.31		0.42	0.73	(0.30)	(0.07)	(0.37)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

64	Prospectus

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Asset	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
InvestEd Growth Portfolio
Year ended 12-31-2016	$10.80	2.01%	$136	0.25%	0.04%	24%
Year ended 12-31-2015	11.71	1.16	142	0.25	0.22	17
Year ended 12-31-2014	13.13	5.70	144	0.25	0.41	29
Year ended 12-31-2013	14.27	27.05	141	0.25	1.04	37
Year ended 12-31-2012	11.53	11.21	115	0.25	0.47	36
InvestEd Balanced Portfolio
Year ended 12-31-2016	10.76	2.17	166	0.25	0.53	25
Year ended 12-31-2015	11.44	0.72	162	0.25	0.84	15
Year ended 12-31-2014	12.38	4.72	162	0.25	1.27	20
Year ended 12-31-2013	13.12	19.11	152	0.25	1.84	42
Year ended 12-31-2012	11.24	9.72	124	0.25	1.30	30
InvestEd Conservative Portfolio
Year ended 12-31-2016	10.16	3.23	114	0.25	1.03	64
Year ended 12-31-2015	10.39	-1.29	103	0.25	1.41	34
Year ended 12-31-2014	11.46	3.66	99	0.25	1.97	30
Year ended 12-31-2013	12.10	12.56	91	0.25	2.72	42
Year ended 12-31-2012	10.90	6.92	80	0.25	2.83	52

Prospectus	65

INVESTED PORTFOLIOS

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Stradley Ronon Stevens & Young, LLP

191 N. Wacker Drive, Suite 1601

Chicago, Illinois 60606-1890

Independent Registered

Public Accounting Firm

Deloitte & Touche LLP

1100 Walnut Street, Suite 3300

Kansas City, Missouri 64106-2129

Investment Manager

Ivy Investment Management Company

6300 Lamar Avenue

P.O. Box 29217

Shawnee Mission, Kansas 66201-9217

913.236.2000

800.777.6472

Distributor

Waddell & Reed, Inc.

6300 Lamar Avenue

P.O. Box 29217

Shawnee Mission, Kansas 66201-9217

913.236.2000

800.777.6472

Administrative and Shareholder Servicing Agent

WI Services Company

6300 Lamar Avenue

P.O. Box 29217

Shawnee Mission, Kansas 66201-9217

913.236.2000

800.777.6472

Accounting Services Agent

WI Services Company

6300 Lamar Avenue

P.O. Box 29217

Shawnee Mission, Kansas 66201-9217

913.236.2000

800.777.6472

66	Prospectus

INVESTED PORTFOLIOS

You can get more information about each Portfolio in the —

∎	Statement of Additional Information (SAI), which contains detailed information about a Portfolio, particularly its investment policies and practices and those of its underlying fund(s). You may not be aware of important information about a Portfolio unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).

∎	Annual and Semiannual Reports to Shareholders, which detail the Portfolios’ actual investments and include financial statements as of the close of the particular annual or semiannual period. The Annual Report also contains a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during the year covered by the report.

To request a copy of the Trust’s current SAI or copies of its most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Trust or Waddell & Reed, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports also may be requested via e-mail at prospectus.request@waddell.com. Additionally, the Prospectus, SAI, and Annual Reports for each of the underlying funds and for the Portfolios are available at www.ivyinvestments.com or www.waddell.com (underlying fund information for Waddell & Reed Advisors Funds is only available at www.waddell.com).

Information about the Trust (including the current SAI and most recent Annual and Semiannual Reports) is available from the SEC’s web site at http://www.sec.gov and also may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC’s Public Reference Room, Room 1580, 100 F Street, N.E., Washington, D.C., 20549-1520. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 202-551-8090.

WADDELL & REED, INC.

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas 66201-9217

913-236-2000

800.777.6472

EDPRO (04-17)

The SEC file number for InvestEd Portfolios is: 811-10431

Prospectus	67

INVESTED PORTFOLIOS

Ticker

InvestEd Growth Portfolio	WAGRX

InvestEd Balanced Portfolio	WBLAX

InvestEd Conservative Portfolio	WICAX

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas 66201-9217

913-236-2000

800.777.6472

April 28, 2017

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (SAI) is not a prospectus. Investors should read this SAI in conjunction with the prospectus for InvestEd Portfolios (the Trust) dated April 28, 2017 (Prospectus), which may be obtained, without charge, upon request, from the Trust or its principal underwriter and distributor, Waddell & Reed, Inc. (Waddell & Reed), at the address or telephone number shown above.

This SAI incorporates by reference certain information that appears in the Portfolios’ Annual Report, which is delivered to all current shareholders. To obtain a copy of the Portfolios’ most recent Annual and/or Semiannual Reports, without charge, contact the Trust or Waddell & Reed at the address or telephone number above. Copies of the Annual and/or Semiannual Reports also may be requested via e-mail at prospectus.request@waddell.com and also are available at www.ivyinvestments.com or www.waddell.com.

TRUST HISTORY

InvestEd Portfolios was organized as a Delaware statutory trust on January 15, 2009, and is the successor to Waddell & Reed InvestEd Portfolios, Inc., a Maryland corporation organized on May 23, 2001 (Corporation), pursuant to a reorganization on April 30, 2009. Each of InvestEd Growth Portfolio, InvestEd Balanced Portfolio and InvestEd Conservative Portfolio (each, a Portfolio, and, collectively, the Portfolios) is a series of the Trust and the successor to the corresponding series of the Corporation.

THE PORTFOLIOS, THEIR INVESTMENTS, RELATED RISKS AND RESTRICTIONS

Each Portfolio is a mutual fund, an investment that pools shareholders’ money and invests it toward a specified objective. Each Portfolio is a series of the Trust, which is an open-end, diversified management investment company. Each Portfolio is a fund of funds that invests primarily in a combination of other funds (underlying funds) managed by Waddell & Reed Investment Management Company (WRIMCO) or Ivy Investment Management Company (IICO) (as applicable, the Investment Manager).

Each Portfolio allocates its assets to underlying Waddell & Reed Advisors Funds. The Portfolios allocate their assets to underlying Ivy Funds only when a particular investment strategy is not available through the Waddell & Reed Advisors Funds.

The following information supplements the information contained in the Prospectus concerning the Portfolios’ objectives, principal investment strategies, investment policies and limitations. Except as otherwise indicated in the Prospectus or this SAI, there are no policy limitations on a Portfolio’s ability to use the investments or techniques discussed in these documents.

Recent Market Conditions

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in volatility in the financial markets, both U.S. and foreign. It is uncertain how long these conditions will continue.

These market conditions have resulted, and may continue to result, in fixed-income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Department of the Treasury (Treasury), causing the prices of these securities to rise and the yields to decline. The reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. Illiquidity in these markets may mean there is less money available to purchase raw materials and goods and services, which may, in turn, bring down the prices of these economic staples. The values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.

Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to project the duration of these market conditions. The severity or duration of these conditions also may be affected by policy changes made by governments or quasi-governmental organizations. Changes in market conditions will not have the same impact on all types of securities.

Further, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. In particular, the impact of financial regulation legislation by governments or quasi-governmental organizations on the markets and the practical implications for market participants may not be fully known for some time.

Interest rates have been unusually low in recent years in the U.S. and abroad. In December 2015, the Federal Open Market Committee of the Federal Reserve raised the target range for the Federal funds rate, marking only the second such interest rate hike in nearly a decade. The Federal Reserve subsequently raised the target range again in December 2016 and in March 2017. Because there is little precedent for this situation, it is difficult to predict the impact of this rate increase and any future rate increases on various markets. An increase in interest rates may impact various markets. In addition, there is the risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, which is known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness, and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

The risk of investing in Europe may be heightened due to a June 2016 referendum in which the United Kingdom voted to exit the European Union (EU). On March 29, 2017, the United Kingdom invoked article 50 of the Lisbon Treaty to withdraw from the EU in due course, however, there is a significant degree of uncertainty about how negotiations relating to the United Kingdom’s withdrawal will be conducted, as well as the potential consequences and precise timeframe for “Brexit.” It is expected that the United Kingdom’s exit from the EU will take place within two years of the United Kingdom’s invocation of article 50. While it is not possible to determine the precise impact these events may have on a Fund, during this period and beyond, the impact on the United Kingdom and European economies and the broader global economy could be significant, resulting in negative impacts, such as increased volatility and illiquidity, and potentially lower economic growth, on markets in the United Kingdom, Europe and globally, which may adversely affect the value of a Fund’s investments. In addition, if one or more other countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

It is impossible to predict the effects of these or similar events in the future on the Portfolios; though it is possible that these or similar events could have a significant adverse impact on the net asset value (NAV) and/or risk profile of a Portfolio.

Portfolio Investments

Each Portfolio invests primarily in a combination of the underlying funds, as described in the Prospectus.

Other Direct Investments

Each Portfolio may invest directly in securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities (U.S. government securities), commercial paper and other short-term corporate obligations and other money market instruments, including repurchase agreements. Under normal circumstances, each Portfolio anticipates investments in these securities and instruments to be minimal.

U.S. Government Securities. U.S. government securities include direct debt obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities (collectively, U.S. government securities). U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily, or solely, by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets. U.S. government securities are described in greater detail in the section entitled Investment Strategies, Policies and Practices of the Underlying Funds.

Money Market Instruments. Money market instruments are short-term debt obligations and similar securities that include: (1) short-term securities issued or guaranteed as to interest and principal by the U.S. government or one of its agencies or instrumentalities; (2) short-term debt obligations of U.S. banks, savings and loan associations, insurance companies and mortgage bankers; (3) commercial paper and other short-term obligations of corporations, partnerships (including limited liability companies), trusts and similar entities; and (4) repurchase agreements regarding any of the foregoing. Money market instruments may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. In addition, each Portfolio may hold cash and may invest in participation interests in the money market securities mentioned above.

Repurchase Agreements. A Portfolio may purchase securities subject to repurchase agreements. A repurchase agreement is an instrument under which the Portfolio purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

The majority of the repurchase agreements in which a Portfolio will engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that a Portfolio may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Portfolio. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value and loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. A Portfolio’s repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Portfolio’s custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the

Investment Company Act of 1940, as amended (1940 Act), is and, during the entire term of the agreement will remain, at least equal to the value of the loan, including the accrued interest earned thereon. It is the position of the Securities and Exchange Commission (SEC) that repurchase agreements are deemed to be loans. Repurchase agreements are entered into only with those entities approved by the Portfolios’ investment manager, IICO.

Illiquid Securities. Each Portfolio may invest up to 15% of its net assets in illiquid securities, although the Portfolios intend to use this authorization only in connection with their investment of cash reserves in short-term securities. The term illiquid securities for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days and restricted securities other than those IICO has determined to be liquid pursuant to guidelines established by the Trust’s Board of Trustees (Board). More information about illiquid securities and the circumstances under which restricted securities can be determined to be liquid is provided in Investment Strategies, Policies and Practices of the Underlying Funds.

Investment Restrictions of the Portfolios

Fundamental Restrictions. The following fundamental investment restrictions cannot be changed for a Portfolio without the affirmative vote of the lesser of (a) more than 50% of the outstanding voting securities of the Portfolio or (b) 67% or more of the voting securities of the Portfolio present at a shareholders’ meeting if more than 50% of the outstanding voting securities are present at the meeting in person or by proxy. Each Portfolio:

(1) May not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, securities of other investment companies and tax-exempt securities or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief) if, as a result, such purchase would result in the concentration (as that term may be defined in the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief) of its total assets in securities of issuers in any one industry.

(2) May not borrow money or issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

(3) May make loans to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

(4) May not purchase or sell real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

(5) May not purchase or sell commodities, contracts relating to commodities or options on contracts relating to commodities except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. This policy shall not prevent the Portfolio from purchasing or selling foreign currency or purchasing, selling or entering into futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments as currently exist or may in the future be developed.

(6) May not engage in the business of underwriting securities except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the acquisition, disposition or resale of its portfolio securities or in connection with investments in other investment companies, or to the extent otherwise permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Non-Fundamental Investment Restrictions. The following investment restrictions are non-fundamental (sometimes referred to herein as “operating policies”), and may be changed by the Board without shareholder approval.

(1) Except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, each Portfolio may not with respect to 75% of the Portfolio’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the Portfolio’s total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

(2) Each Portfolio may not invest more than 15% of its net assets in illiquid securities.

If a percentage restriction is adhered to at the time of an investment transaction, a later increase or decrease in the percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the foregoing limitations.

Notwithstanding the foregoing investment limitations, the Portfolios may invest in underlying funds that have adopted investment limitations that may be more or less restrictive than those listed above. Therefore, the Portfolios may engage indirectly in investment strategies that are prohibited under the investment limitations listed above. However, the current group of underlying Waddell & Reed Advisors and Ivy Funds do not engage in investment strategies that are of a nature as those prohibited under the investment limitations listed above. The investment restrictions and other investment policies of each underlying fund are described in its prospectus and SAI, a copy of which may be obtained by writing to Waddell & Reed, Inc., 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217, telephoning Waddell & Reed at 800.777.6472, or by e-mail at prospectus.request@waddell.com. Additionally, the Prospectus, SAI, and Annual Reports for each of the underlying funds and for the Portfolios are available at www.ivyinvestments.com or www.waddell.com (underlying fund information for Waddell & Reed Advisors Funds is only available at www.waddell.com).

Interfund Lending

Pursuant to an exemptive order issued by the SEC, the InvestEd Portfolios, together with the Ivy Funds, the Waddell & Reed Advisors Funds and the Ivy Variable Insurance Portfolios (collectively, the “Funds” only for purposes of this section), will have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (Interfund Lending Program). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (an Interfund Loan), subject to meeting the conditions of the SEC exemptive order. All Interfund Loans would consist only of uninvested cash reserves that the lending Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a Fund has outstanding bank borrowings, any Interfund Loans to the Fund would: (a) be at an interest rate equal to or lower than that of any outstanding bank loan, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, that event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the Interfund Lending Agreement, entitling the lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral), and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

A Fund may make an unsecured borrowing under the Interfund Lending Program if its outstanding borrowings from all sources immediately after the borrowing under the Interfund Lending Program are equal to or less than 10% of its total assets, provided that, if the Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the Fund’s borrowing under the Interfund Lending Program will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund’s total outstanding borrowings immediately after an interfund borrowing under the Interfund Lending Program exceed 10% of its total assets, the Fund may borrow through the Interfund Lending Program on a secured basis only. A Fund may not borrow under the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets.

No Fund may lend to another Fund through the Interfund Lending Program if the loan would cause the lending Fund’s aggregate outstanding loans through the Interfund Lending Program to exceed 15% of its current net assets at the time of the loan. A Fund’s Interfund Loans to any one Fund shall not exceed 5% of the lending Fund’s net assets. The duration of Interfund Loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days, and for purposes of this condition, loans effected within seven days of each other will be treated as separate loan transactions. Each Interfund Loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending Fund and the borrowing Fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the Interfund Loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan is not available from another Fund. Interfund Loans are subject to the risk that the borrowing Fund could be unable to repay the loan when due, and a delay in repayment to a lending Fund could result in a lost opportunity or additional lending costs. No Fund may borrow more than the amount permitted by its investment limitations.

INVESTMENT STRATEGIES, POLICIES AND PRACTICES OF THE UNDERLYING FUNDS

The following disclosure supplements the information contained in the Prospectus concerning the investment policies and restrictions of the underlying funds and contains more detailed information about the investment strategies and policies that the underlying funds’ Investment Manager may employ and the types of instruments in which an underlying fund may invest, in pursuit of the underlying fund’s objective(s). A summary of the risks associated with these instrument types and investment practices is included as well. The Investment Manager might not buy all of these instruments or use all of these techniques, or use them to the full extent permitted by an underlying fund’s investment policies and restrictions. The Investment Manager buys an instrument or uses a technique only if it believes that doing so will help an underlying fund achieve its objective(s).

Securities - General

The main types of securities in which the underlying funds may invest, subject to their respective investment policies and restrictions, include common stocks, preferred stocks, debt securities and convertible securities (except that Ivy Government Money Market Fund may invest only in certain debt securities and short-term instruments). Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. The equity securities in which an underlying fund invests may include preferred stock that converts into common stock. An underlying fund may invest in preferred stocks rated in any rating category of the nationally recognized statistical rating organizations (NRSROs) or unrated preferred stocks, subject to the underlying fund’s investment policies and restrictions. Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate debt securities fall and, conversely, when interest rates fall, the values of fixed-rate debt securities rise. Similarly, debt securities with longer maturities generally are more sensitive to interest rate changes than debt securities with shorter maturities.

Subject to its investment policies and restrictions, each underlying fund (other than Ivy Government Money Market Fund) may invest in debt securities rated in any rating category of the NRSROs, including securities rated in the lowest category (securities rated D by S&P Global Ratings, a division of S&P Global Inc. (S&P) or comparably rated by another NRSRO). Debt securities rated D by S&P or comparably rated by another NRSRO are in payment default or are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated at least BBB- by S&P, or comparably rated by another NRSRO, are considered to be investment grade debt securities; however, securities rated BBB- or comparably rated by another NRSRO may have speculative characteristics and involve greater risk of default or price changes. In addition, an underlying fund will treat unrated securities determined by the Investment Manager to be of comparable quality to a rated security as having that rating. In the case of a “split-rated” security, which results when NRSROs rate the security at different rating levels (for example, BBB by S&P and a higher or lower rating by another NRSRO), it is an underlying fund’s general policy to classify such security at the higher rating level.

While credit ratings are only one factor the Investment Manager relies on in evaluating high-yield (low-rated) debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and an underlying fund may retain a portfolio security whose rating has been changed. In addition, a credit rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Credit ratings represent the NRSRO’s opinion regarding the quality of the security and are not a guarantee of quality. See Appendix A to this SAI for a description of these ratings.

Subject to its investment policies and restrictions, an underlying fund (other than Ivy Government Money Market Fund) may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security (commonly called “equity-linked debt securities”). The issuer of such debt securities is unaffiliated with the issuer of the equity security to whose performance the debt security is linked. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. The performance of equity-linked debt securities depends primarily on the performance of the linked equity security and also may be influenced by interest rate changes. In addition, although equity-linked debt securities typically are adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash. Such an issuance could adversely affect the price of the debt security. In addition to the equity risk relating to the linked equity security, such debt securities also are subject to credit risk with regard to the issuer of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.

Debt securities may be unsecured and structurally or contractually subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such debt investments may not be protected by financial covenants or limitations upon additional indebtedness. Other factors may materially and adversely affect the market price and yield of such debt investments, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. Subject to its investment policies and restrictions, an underlying fund may invest in certain debt instruments that may have speculative characteristics. Debt securities may be subject to credit risk, duration risk, extension risk, income risk, interest rate risk, liquidity risk and reinvestment risk, among other risks.

Subject to its investment policies and restrictions, an underlying fund (other than Ivy Government Money Market Fund) may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in value than the underlying stock because they have fixed-income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. A convertible security may be subject to redemption at the option of the issuer at a price established in the security’s offering document. If a convertible security held by an underlying fund is called for redemption, the underlying fund will be required to convert it into the underlying stock, sell it to a third party or permit the issuer to redeem the security. Convertible securities typically are issued by smaller capitalized companies whose stock prices may be volatile. Thus, any of these actions could have an adverse effect on the underlying fund’s ability to achieve its investment objective(s).

An underlying fund also may invest in contingent convertible securities (CoCos). CoCos are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers generally are linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going concern. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:

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Loss absorption risk. CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.

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Subordinated instruments. CoCos, in the majority of circumstances, will be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as an underlying fund, against the issuer in respect of or arising under the terms of the CoCos generally shall rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.

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Market value will fluctuate based on unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Subject to its investment policies and restrictions, an underlying fund (other than Ivy Government Money Market Fund) also may invest in a type of convertible preferred stock that pays a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer’s common stock at the call price that was established at the time the preferred stock was issued. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock (plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined one or two trading days prior to the date notice of redemption is given. The issuer must also pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock. This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer’s common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected to) call the preferred stock for redemption at the call price. This convertible preferred stock is also subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, however, the market value of the convertible preferred stock is less volatile than the related common stock of the issuer.

Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the underlying funds.

Operational Risks

The Portfolios, the underlying funds and their service providers, may be prone to operational and information security risks resulting from, among other problems, human errors, systems and technology disruptions or failures, or breaches in cybersecurity. The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on a Portfolio, an underlying fund or its shareholders. A breach in cybersecurity may be either an intentional or unintentional event that allows an unauthorized party to gain access to fund assets, customer data or proprietary information, or cause a Portfolio, an underlying fund or its service providers to suffer data corruption or lose operational functionality. A breach in cybersecurity may include, among other events, stealing or corrupting customer data or funds, denial of service attacks on websites that prohibit access to electronic systems by customers or employees, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cybersecurity breaches affecting the Portfolios, the underlying funds or their investment adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Portfolios and the underlying funds and their shareholders. For instance, breaches in cybersecurity may interfere with the processing of shareholder transactions, including the ability to buy and sell shares, impact the Portfolios’ and the underlying funds’ ability to calculate their NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Portfolios and the underlying funds or their service providers to regulatory fines or financial losses and/or cause reputational damage. The Portfolios and the underlying funds also may incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks also are present for issues or securities in which the Portfolios and the underlying funds may invest, which could result in material adverse consequences for such issuers, and may cause the Portfolios’ and the underlying funds’ investment in such companies to lose value. In addition, adverse consequences could result from cybersecurity incidents affecting counterparties with which the underlying funds engage in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties.

Specific Securities and Investment Practices

Banking Industry and Savings and Loan Obligations

Certificates of deposit are certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). In addition to investing in certificates of deposit and bankers’ acceptances, each underlying fund may invest in time deposits in banks or savings and loan associations. Time deposits generally are similar to certificates of deposit, but are uncertificated. Each underlying fund’s investments in certificates of deposit, time deposits, and bankers’ acceptances are limited to obligations of (i) U.S. banks having total assets in excess of $500,000,000 (as of the date of their most recent financial statements at the time of investment), (ii) U.S. banks which do not meet the $500,000,000 asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (FDIC), (iii) savings and loan associations which have total assets in excess of $500,000,000 and which are members of the FDIC, and (iv) foreign banks if the obligation is, in the opinion of the Investment Manager, of an investment quality comparable to other debt securities which may be purchased by the underlying fund. Each underlying fund’s investments in certificates of deposit of savings associations are limited to obligations of Federal or state-chartered institutions whose total assets exceed $500,000,000 and whose deposits are insured by the FDIC. Bank deposits are not marketable, and an underlying fund may invest in them subject to its investment restrictions regarding illiquid investments, unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

Borrowing

Each of the underlying funds may borrow money only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. Proceeds from borrowings will be used for temporary, extraordinary or emergency purposes, including temporary purposes associated with the Interfund Lending Program discussed above. Interest on money borrowed is an expense an underlying fund would not otherwise incur, and as a result, it may reduce net investment income during periods of outstanding borrowings. If an underlying fund does borrow money, its share price may be subject to greater fluctuation until the borrowing is paid off.

Credit-Linked Notes

Subject to its investment policies and restrictions, an underlying fund may invest in credit-linked notes. A credit-linked note is a structured note whose value is linked to an underlying reference asset. Credit-linked notes typically provide periodic payments of interest, as well as payment of principal upon maturity. The value of the periodic payments and the principal amount payable upon maturity are tied (positively or negatively) to a reference asset, such as an index, government bond, interest rate or currency exchange rate. The ongoing payments and principal upon maturity typically will increase or decrease depending on increases or decreases in the value of the reference asset. A credit-linked note typically is issued by a limited purpose trust or other vehicle and is a direct obligation of the issuing entity. The limited purpose trust or other vehicle, in turn, invests in bonds or a derivative or basket of derivative instruments, such as credit default swaps, interest rate swaps and/or other securities, to provide the exposure set forth in the credit-linked note. The periodic interest payments and principal obligations payable under the terms of the note typically are conditioned upon the entity’s receipt of payments on its underlying investment. If the underlying investment defaults, the periodic payments and principal received by the underlying funds will be reduced or eliminated. The buyer of a credit-linked note assumes the risk of default by the issuer and the underlying reference asset or entity. Generally, investors in credit-linked notes assume the risk of default by the issuer and the reference entity in return for a potentially higher yield on their investment or access to an investment that they could not otherwise obtain. In the event the issuer defaults or there is a credit event that relates to the reference asset, the recovery rate generally is less than an underlying fund’s initial investment, and the underlying fund may lose money.

Exchange-Traded Funds (ETFs)

Subject to its investment policies and restrictions, and only to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief, an underlying fund (other than Ivy Government Money Market Fund) may invest in ETFs for various purposes, which may or may not be a registered investment company (i.e., open-end mutual fund). For example, an underlying fund may invest in S&P 500 Depositary Receipts (SPDRs), which track the S&P 500 Index; S&P MidCap 400 Depositary Receipts (MidCap SPDRs), which track the S&P MidCap 400 Index; and “Dow Industrial Diamonds,” which track the Dow Jones Industrial Average, or in ETFs that track other indexes; provided that such investments are consistent with the underlying fund’s investment objective(s) as determined by the Investment Manager. Each of these securities represents shares of beneficial interest in a trust, or series of a trust, that typically holds a proportionate amount of shares of all stocks included in the relevant underlying index. Since most ETFs are a type of investment company, an underlying fund’s purchases of ETF shares are subject to its investment restrictions regarding investments in other investment companies.

An ETF’s shares have a market price that approximates the NAV of the ETF’s portfolio, which generally is designed to track the designated index or the NAV of the underlying basket of commodities or commodities futures, as applicable. Some ETFs are actively managed and instead of replicating, they seek to outperform a particular index or basket or price of a commodity or currency. ETF shares are exchange-traded and as with other equity transactions, brokers charge a commission in connection with the purchase of shares of ETFs. In addition, an asset management fee is charged against the assets of an ETF (which is charged in addition to the investment management fee paid by an underlying fund).

Trading costs for ETFs can be higher than those for stock index futures contracts, but, because ETFs trade like other exchange-listed equities, they represent a relatively quick and convenient method of using an underlying fund’s assets to track the return of a particular stock index.

Investments in an ETF that is a registered investment company (i.e., open-end mutual fund) generally present the same primary risks as investments in a conventional open-end mutual fund that is not exchange-traded. The price of an ETF can fluctuate, and an underlying fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s shares may trade at a premium or discount to their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Foreign Securities and Currencies

Foreign Securities. Subject to its investment policies and restrictions, an underlying fund may invest in the securities of foreign issuers, including depositary receipts. In general, depositary receipts are securities convertible into and evidencing ownership of securities of foreign corporate issuers, although depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. American depositary receipts (ADRs), in registered form, are U.S. dollar-denominated receipts typically issued by a U.S. bank representing ownership of a specific number of shares in a non-U.S. corporation. ADRs are quoted and traded in U.S. dollars in the U.S. securities market. An ADR is sponsored if the original issuing company has selected a single U.S. bank to serve as its U.S. depositary and transfer agent. This relationship requires a deposit agreement which defines the rights and duties of both the issuer and depositary. Companies that sponsor ADRs must also provide their ADR investors with English translations of company information made public in their own country of domicile. Sponsored ADR investors also generally have the same voting rights as ordinary shareholders, barring any unusual circumstances. ADRs which meet these requirements can be listed on U.S. stock exchanges. Unsponsored ADRs typically are created at the initiative of a broker or bank reacting to demand for a specific foreign stock. The broker or bank purchases the underlying shares and deposits them in a depositary. Unsponsored shares issued after 1983 are not eligible for U.S. stock exchange listings, and they generally do not include voting rights.

Global depositary receipts and European depositary receipts, in bearer form, are foreign receipts evidencing a similar arrangement and are designed for use by non-U.S. investors and traders in non-U.S. markets. Global depositary receipts are designed to facilitate the trading of securities of foreign issuers by U.S. and non-U.S. investors and traders.

The Investment Manager believes that investing in foreign securities involves investment opportunities as well as risks. Individual foreign economies may differ favorably or unfavorably from the U.S. economy or each other in such matters as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Individual foreign companies also may differ favorably or unfavorably from U.S. companies in the same industry. Foreign currencies may be stronger or weaker than the U.S. dollar or than each other. Thus, the value of securities denominated in or indexed to foreign currencies, and the value of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Investment Manager believes that an underlying fund’s ability to invest its assets abroad might enable it to take advantage of these differences and strengths.

However, foreign securities and foreign currencies involve additional significant risks, apart from the risks inherent in U.S. investments. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial conditions and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, generally are higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign securities trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. In the event that an underlying fund holds material positions in such suspended securities, the underlying fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the underlying fund could incur significant losses.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including: the possibility of expropriation or nationalization of assets; confiscatory taxation; restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars (which also may affect the liquidity of such investments), such as those applicable to certain investments in China; or other government intervention. There may be greater possibility of default by foreign governments or government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Investment Manager will be able to anticipate these potential events or counter their effects.

Certain foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

As a general rule, the country designation for a security for purposes of an underlying fund’s investment policies and restrictions regarding foreign securities is the issuer’s country of domicile, as indicated by a third-party source (e.g., Bloomberg L.P.). However, pursuant to IICO’s compliance procedures, the Investment Manager may request a different country designation due to certain identified circumstances. For example, an issuer’s country designation could be changed if (i) the issuer derived at least 50% of its revenues or profits in a country other than the country of domicile; (ii) the issuer has at least 50% of its assets in a country other than the country of domicile; or (iii) the issuer’s stock (security) principally is traded (based on total volume traded) in a country other than the country of domicile, provided the issuer does not have more than 50% of its revenues/profits or assets sourced in a single country.

Investments in obligations of U.S. branches of foreign banks will be considered U.S. securities if the Investment Manager has determined that the nature and extent of Federal and state regulation and supervision of the branch in question are substantially equivalent to Federal or state-chartered U.S. banks doing business in the same jurisdiction.

Foreign Currencies. Subject to its investment policies and restrictions, an underlying fund may purchase and sell foreign currency and invest in foreign currency deposits and may enter into forward currency contracts. An underlying fund may incur a transaction charge in connection with the exchange of currency. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. See Options, Futures and Other Derivatives Strategies - Forward Currency Contracts.

Investment in foreign securities usually will involve currencies of foreign countries. Moreover, subject to its investment policies and restrictions, an underlying fund (other than Ivy Government Money Market Fund) may hold funds temporarily in bank deposits in foreign currencies during the completion of investment programs and may purchase and sell forward foreign currency contracts. Because of these factors, the value of the assets of an underlying fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and an underlying fund may incur costs in connection with conversions between various currencies. Although an underlying fund’s custodian values the underlying fund’s assets daily in terms of U.S. dollars, the underlying fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis, and for certain investments, there may be restrictions imposed by a foreign government on the conversion of its currency to U.S. dollars (or other currencies). Generally, however, an underlying fund will convert its holdings of foreign currencies into U.S. dollars and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies, which can include other transaction costs. Thus, a dealer may offer to sell a foreign currency to an underlying fund at one rate, while offering a lesser rate of exchange should the underlying fund desire to resell that currency to the dealer. An underlying fund will conduct its foreign currency exchange transactions either on a spot (that is, cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

Because an underlying fund may invest in both U.S. and foreign securities markets, subject to its investment policies and restrictions, changes in an underlying fund’s share price may have a low correlation with movements in U.S. markets. An underlying fund’s share price will reflect the movements of the different markets in which it invests (both U.S. and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the U.S. dollar against foreign currencies may account for part of an underlying fund’s investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. Currencies in which an underlying fund’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the underlying fund.

An underlying fund usually effects currency exchange transactions on a spot (that is, cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange will be incurred when the underlying fund converts assets from one currency to another. Further, an underlying fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations. For example, in order to realize the value of a foreign investment, an underlying fund must convert that value, as denominated in its foreign currency, into U.S. dollars using the applicable currency exchange rate. The exchange rate represents the current price of a U.S. dollar relative to that foreign currency; that is, the amount of such foreign currency required to buy one U.S. dollar. If an underlying fund holds a foreign security which has appreciated in value as measured in the foreign currency, the level of appreciation actually realized by the underlying fund may be reduced or even eliminated if the foreign currency has decreased in value relative to the U.S. dollar subsequent to the date of purchase. In such a circumstance, the cost of a U.S. dollar purchased with that foreign currency has gone up and the same amount of foreign currency purchases fewer dollars than at an earlier date.

Emerging Market Securities. The risks of investing in foreign countries are intensified in developing countries, or emerging markets. A developing or emerging country is a nation that, in the Investment Manager’s opinion, is likely to experience long-term gross domestic product growth above that expected to occur in the United States, the United Kingdom, France, Germany, Italy, Japan and Canada. Developing and emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

The Investment Manager considers countries having developing or emerging markets to be all countries that generally are considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing or emerging.

As noted above, the country designation for a security for purposes of an underlying fund’s investment policies and restrictions regarding foreign securities is the issuer’s country of domicile, as indicated by a third-party source (e.g., Bloomberg L.P.). Accordingly, a security would be considered issued by a developing or emerging market country if the issuer’s country of domicile is a developing or emerging market country. However, pursuant to IICO’s compliance procedures, the Investment Manager may request a different country designation under the following circumstances: (i) the issuer derived at least 50% of its revenues or profits in a country other than the country of domicile; (ii) the issuer has at least 50% of its assets in a country other than the country of domicile; or (iii) the issuer’s stock (security) principally is traded (based on total volume traded) in a country other than the country of domicile, provided the issuer does not have more than 50% of its revenues/profits or assets sourced in a single country.

Some of the risks to which an underlying fund may be exposed by investing in securities of developing or emerging markets are: restrictions placed by the government of a developing or emerging country related to investment, currency exchange controls, and repatriation of the proceeds of investment in that country; fluctuation of a developing or emerging country’s currency against the U.S. dollar; unusual price volatility in a developing or emerging country’s securities markets; government involvement in the private sector, including government ownership of companies in which the underlying fund may invest; limited information about a developing or emerging market; high levels of tax levied by developing or emerging countries on dividends, interest and realized capital gains; the greater likelihood that developing or emerging markets will experience more volatility in inflation rates than developed markets; the greater potential that securities purchased by the underlying fund in developing or emerging markets may be fraudulent or counterfeit due to differences in the level of regulation, disclosure requirements and recordkeeping practices in those markets; risks related to the liquidity and transferability of investments in certain instruments, such as loan participations, that may not be considered “securities” under local law; settlement risks, including potential requirements for the underlying fund to render payment prior to taking possession of portfolio securities in which it invests; the possibility of nationalization, expropriation or confiscatory taxation; favorable or unfavorable differences between individual foreign economies and the U.S. economy, such as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency, and balance of payments position; additional costs associated with any investment in non-U.S. securities, including higher custodial fees than typical U.S. custodial arrangements, transaction costs of foreign currency conversions and generally higher commission rates on portfolio transactions than prevail in U.S. markets; relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities; greater social, economic and political instability, including the risk of war; lack of availability of currency hedging or other risk management techniques in certain developing or emerging countries; the fact that companies in developing or emerging countries may be newly organized and may be smaller and less seasoned; differences in accounting, auditing and financial reporting standards; the heightened risks associated specifically with establishing record ownership and custody of securities; and limitations on obtaining and enforcing judgments against non-U.S. residents.

Sukuk. Foreign securities and emerging market securities include sukuk. Sukuk are certificates, similar to bonds, issued by the issuer to obtain an upfront payment in exchange for an income stream to be generated by certain assets of the issuer. Generally, the issuer sells the investor a certificate, which the investor then rents back to the issuer for a predetermined rental fee. The issuer also makes a contractual promise to buy back the certificate at a future date at par value. While the certificate is linked to the returns generated by certain assets of the issuer, the underlying assets are not pledged as security for the certificates, and the underlying fund (as the investor) is relying on the creditworthiness of the issuer for all payments required by the sukuk. Issuers of sukuk may include international financial institutions, foreign governments and agencies of foreign governments. Underlying assets may include, without limitation, real estate (developed and undeveloped), lease contracts and machinery and equipment.

Foreign Sovereign Debt Obligations. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Illiquid Investments

Illiquid investments are investments that cannot be sold or otherwise disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Investments currently considered to be illiquid include:

(1) repurchase agreements not terminable within seven days;

(2) non-negotiable certificates of deposit (typically those not issued in bearer form) and bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand;

(3) interest-only and principal-only stripped asset-backed securities issued by non-governmental issuers;

(4) swaps, caps, collars and floors;

(5) restricted securities and securities sold in private placements or otherwise not registered under the Securities Act of 1933, as amended (the 1933 Act) (other than Rule 144A securities and Section 4(a)(2) commercial paper, and master demand notes for which principal and accrued interest is payable on demand or within seven days after demand); and

(6) unrated municipal lease obligations.

Generally, a swap, cap, collar or floor will be deemed illiquid to the extent of a Fund’s obligations under the transaction.

Illiquid securities also may include Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws), Section 4(a)(2) commercial paper, rated municipal lease obligations and certificates of participation, and interest-only and principal-only stripped mortgage-backed securities that are U.S. government securities. These securities are considered illiquid unless the Investment Manager, acting pursuant to guidelines established by the Board, determines they are liquid.

In addition, an underlying fund considers foreign securities in its portfolio that are subject to a limitation lasting more than seven days on the repatriation of the proceeds of a sale or other disposition of the securities as illiquid.

The Investment Manager believes that, at times, it is in the best interest of an underlying fund to be able to invest in illiquid securities up to the maximum amount allowable under its investment restriction on illiquid investments. The Investment Manager believes that the risk of investing in illiquid securities is manageable, considering the availability of certain securities that are currently considered illiquid but have widely established trading markets. For example, there has been significant growth in the types and availability of structured products, including: asset-backed securities (which also includes many mortgage-backed securities), collateralized bond obligations, collateralized mortgage obligations, collateralized debt obligations and commercial mortgage-backed securities. Since many of these securities are initially offered as individual issues, they often are deemed illiquid. See Mortgage-Backed and Asset-Backed Securities for more information on these types of securities.

Indexed Securities and Structured Notes

Each underlying fund may invest in structured notes or other indexed securities, subject to its operating policy regarding financial instruments and other applicable restrictions. An example of a “structured note” is a note that is tied to a basket of multiple indices in which an investor receives twice the gains of each index that rises, subject to a cap on the returns with proportionate losses if the index falls. An example of an “indexed security” is a security that guarantees a return higher than the rate of inflation if it is held to maturity (called inflation indexed security). Structured notes or other indexed securities are derivative debt instruments, the interest rate or principal of which is linked to securities, currencies, interest rates, commodities, indices or other financial indicators (reference instruments). The interest rate or the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared with a fixed interest rate. The reference instrument need not be related to the terms of the structured note or indexed security.

Structured notes and indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates), and may have return characteristics similar to direct investments in the underlying reference instrument or to one or more options on the underlying reference instrument.

Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes and indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. In addition to the credit risk of the structured note and indexed security’s issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes and indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Further, in the case of certain structured notes and indexed securities, the interest rate may be increased or decreased or the terms may provide that, under certain circumstances, the principal amount payable on maturity may be reduced to zero resulting in a loss to an underlying fund.

The performance of structured notes and indexed securities depends to a great extent on the performance of the reference instrument to which they are indexed and also may be influenced by interest rate changes in the U.S. and abroad. At the same time, structured notes and indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer’s creditworthiness deteriorates. Structured notes and indexed securities may be more volatile than the reference instrument. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

The Investment Manager will use its judgment in determining whether structured notes or indexed securities should be treated as short-term instruments, bonds, stocks, or as a separate asset class for purposes of an underlying fund’s investment allocations, depending on the individual characteristics of the securities. Certain structured notes and indexed securities that are not traded on an established market may be deemed illiquid.

Initial Public Offerings

Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities also is difficult to acquire since they are new to the market and may not have lengthy operating histories. An underlying fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences (resulting from the recognition of net short-term capital gains, which are taxable to shareholders as ordinary income when distributed to them). The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of an underlying fund’s portfolio as the underlying fund’s assets increase (and thus have a more limited effect on the underlying fund’s performance).

Investment Company Securities

Each of the underlying funds (other than Ivy Government Money Market Fund) may purchase shares of other investment companies only to the extent permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief and subject to its other investment policies and restrictions, except that each underlying fund in which a Portfolio invests may not acquire any securities of registered open-end investment companies or unit investment trusts in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act. As a shareholder in an investment company, an underlying fund would bear its pro rata share of that investment company’s expenses, which could result in duplication of certain fees, including management and administrative fees; therefore, if an underlying fund acquires shares of an investment company, the underlying fund’s shareholders would bear both their proportionate share of expenses of the underlying fund (including management and advisory fees) and, indirectly, the expenses of such investment company.

Closed-end Investment Companies. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values (NAVs). Shares of closed-end investment companies also may trade at a discount to NAV, which means an underlying fund may have to sell shares at a price lower than their NAV per share. Additionally, closed-end investment company shares may be halted or delisted by the listing exchange. Some countries, such as South Korea, Chile and India, have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. The 1940 Act restrictions on investments in securities of other investment companies may limit opportunities that some of the underlying funds otherwise permitted to invest in foreign securities otherwise would have to invest indirectly in certain developing markets. A portfolio will incur brokerage costs when purchasing and selling shares of closed-end investment companies.

Business Development Companies. Subject to its investment policies and restrictions, an underlying fund (other than Ivy Government Money Market Fund) may invest in shares of business development companies (BDCs). BDCs are a type of closed-end investment company regulated by the 1940 Act and typically invest in and lend to small and medium-sized private companies that may not have access to public equity markets for raising capital. BDCs invest in such diverse industries as healthcare, chemical, manufacturing, technology and service companies. A BDC must invest at least 70% of the value of its total assets in certain asset types, which typically are the securities of private U.S. businesses, and must make available significant managerial assistance to the issuers of such securities. BDCs often offer a yield advantage over other types of securities. Managers of BDCs may be entitled to compensation based on the BDC’s performance, which may result in a manager of a BDC making riskier or more speculative investments in an effort to maximize incentive compensation and higher fees.

Because BDCs typically invest in small and medium-sized companies, a BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group. Accordingly, the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase the BDC’s volatility and risk. Investments made by BDCs generally are subject to legal and other restrictions on resale and are otherwise less liquid than publicly traded securities. The illiquidity of these investments may make it difficult to sell such investments if the need arises, and if there is a need for a BDC in which an underlying fund invests to liquidate its portfolio quickly, it may realize a loss on its investments. BDCs also may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be disproportionately impacted by the poor performance of a small number of investments, or even a single investment, particularly if a BDC experiences the need to write down the value of an investment, which tends to increase the BDC’s volatility and risk.

Investments in BDCs are subject to management risk, including the ability of the BDC’s management to meet the BDC’s investment objective and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their NAV. Like an investment in other investment companies, an underlying fund will indirectly bear its proportionate share of any management and other expenses charged by the BDCs in which it invests.

BDCs may employ the use of leverage through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility of the BDC and the possibility that the BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises.

Lending Securities

For the purpose of realizing additional income or offsetting expenses, each underlying fund may (but currently does not intend to) make secured loans of portfolio securities up to the maximum amount of its total assets allowed under the 1940 Act (currently, one-third of total assets which, for purposes of this limitation, include the value of collateral received in return for securities loaned). If an underlying fund lends securities, the borrower pays the underlying fund an amount equal to the dividends or interest on the securities that the underlying fund would have received if it had not loaned the securities. The underlying fund also receives additional compensation. Under an underlying fund’s securities lending procedures, the underlying fund may lend securities only to broker-dealers and financial institutions deemed creditworthy by the Investment Manager. The creditworthiness of entities to which an underlying fund makes loans of portfolio securities is monitored by the Investment Manager throughout the term of the loan.

Any securities loans that an underlying fund makes must be collateralized in accordance with applicable regulatory requirements (the Guidelines). At the time of each loan, the underlying fund must receive collateral equal to no less than 100% of the market value of the securities loaned. Under the present Guidelines, the collateral must consist of cash or U.S. government securities or bank letters of credit, at least equal in value to the market value of the securities loaned on each day that the loan is outstanding.

If the market value of the lent securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals the market value of the securities lent. If the market value of the securities decreases, the borrower is entitled to a return of the excess collateral.

There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for all three types of collateral. The second method, which is not available when letters of credit are used as collateral, is for an underlying fund to receive interest on the investment of the cash collateral or to receive interest on the U.S. government securities used as collateral. Part of the interest received in either case may be shared with the borrower.

The letters of credit that an underlying fund may accept as collateral are agreements by banks (other than the borrowers of the underlying fund’s securities), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the underlying fund, while the letter is in effect, amounts demanded by the underlying fund if the demand meets the terms of the letter. An underlying fund’s right to make this demand secures the borrower’s obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the underlying fund’s custodian bank) must be satisfactory to the Investment Manager. An underlying fund will make loans only under rules of the New York Stock Exchange (NYSE), which presently require the borrower to give the securities back to the underlying fund within five business days after the underlying fund gives notice to do so. If an underlying fund loses its voting rights on securities loaned, it will not be able to have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on. An underlying fund may pay reasonable finder’s, administrative and custodian fees in connection with loans of securities.

Some, but not all, of these rules are necessary to meet regulatory requirements relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. The requirements do not cover the rules which may be changed without underlying fund shareholder vote, as to: (1) whom securities may be loaned; (2) the investment of cash collateral; or (3) voting rights. There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities loaned increases. There also may be risks of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower fail financially.

Investments in Chinese Securities

Certain underlying funds may invest in “A-shares” of certain Chinese companies through various “connect programs” with local stock exchanges in China, such as the Shanghai-Hong Kong Stock Connect Program with the Shanghai Stock Exchange that was launched in 2014 or the Shenzhen-Hong Kong Stock Connect Program with the Shenzhen Stock Exchange that was launched in 2016 or other similar programs (collectively these are referred to as Connect Programs).

Connect Programs serve to link local Chinese stock markets (such as those in Shanghai or Shenzhen) with the Hong Kong stock exchange. Under the Connect Programs, investors in Hong Kong and China can trade and settle shares listed on the other market via the exchange and clearing house in their home market. This means that international investors, who previously were prohibited from investing directly in A-shares on local Chinese exchanges, can access this market.

However, local rules apply, and listed companies that issue A-shares remain subject to the listing requirements in the local market. This means that the Connect Programs are subject to quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict an underlying fund’s ability to invest in China A-shares through the Connect Programs and to enter into or exit trades on a timely basis. Connect Programs can operate only when both markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if one or both markets are closed on a U.S. trading day, an underlying fund may not be able to dispose of its China A-shares in a timely manner, which could adversely affect the underlying fund’s performance. Only certain China A-shares are eligible to be accessed through the Connect Programs. Such securities may lose their eligibility at any time, in which case they could be sold, but could no longer be purchased through the Connect Programs. Because the Connect Programs are relatively new, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is unknown. In addition, there is no assurance that the necessary systems required to operate the Connect Programs will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems do not function properly, trading through the Connect Programs could be disrupted.

The Connect Programs are subject to regulations promulgated by regulatory authorities for participating exchanges and further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact a Connect Program, if the authorities believe it necessary to assure orderly markets or for other reasons. Because the relevant regulations are relatively new and untested, they are subject to change and there is no certainty as to how they will be applied. Investments in China A-shares may not be covered by the securities investor protection programs of a participating exchange and, without the protection of such programs, will be subject to the risk of default by the broker. In the event that the depository, the China Securities Depository and Clearing Corporation Limited (“ChinaClear”), defaulted, the Hong Kong Securities Clearing Company Limited, being the nominee under the Connect Program, has limited responsibility to assist clearing participants in pursuing claims against ChinaClear. Currently, there remains no precedent that the applicable courts in China would accept beneficial owners, rather than the nominee, under the Connect Program to pursue claims directly against ChinaClear in China. Therefore, an underlying fund may not be able to recover fully its losses from ChinaClear or may be delayed in receiving proceeds as part of any recovery process. An underlying fund also may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security. An underlying fund may not be able to participate in corporate actions affecting China A-shares held through the Connect Programs due to time constraints or for other operational reasons. Similarly, an underlying fund may not be able to appoint proxies or participate in shareholders’ meetings due to current limitations on the use of multiple proxies in China.

Trades on these Connect Programs are subject to certain requirements prior to trading. If these requirements are not completed prior to the market opening, an underlying fund cannot sell the shares on that trading day. Currently, certain local custodians offer a “bundled brokerage/custodian” solution to address such requirements. However, such solution may limit the number of brokers that an underlying fund may use to execute trades. An enhanced model has also been implemented by the Hong Kong Stock Exchange, but there are operational and practical challenges for an investor to utilize such enhanced model. If an investor holds 5% or more of the total shares issued by a China A-share issuer, the investor must return any profits obtained from the purchase and sale of those shares if both transactions occur within a six-month period. If an underlying fund holds 5% or more of the total shares of a China A-share issuer, its profits may be subject to this limitation. In addition, it currently is not clear whether all accounts managed by the Investment Manager and/or its affiliates will be aggregated for purposes of this limitation. If that is the case, it makes it more likely that an underlying fund’s profits may be subject to this limitation.

Because all trades of eligible China A-shares must be settled in Renminbi (RMB), the Chinese currency, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. The value of the RMB may be subject to a high degree of fluctuation due to changes in interest rates, the imposition of currency controls, or the effects of monetary policies of China, other foreign governments, the United States, central banks or supranational entities. Furthermore, because dividends declared by an underlying fund will be declared in U.S. dollars and underlying payments received by the underlying fund from the China A-shares will be made in RMB, fluctuations in exchange rates may adversely affect the dividends that the underlying fund would pay.

Also, investing in China carries certain political and economic risks. The value of an underlying fund’s assets may be adversely affected by inadequate investor protection and changes in Chinese laws or regulations. The Chinese economy may differ favorably or unfavorably from the U.S. economy in respects such as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency, balance of payments position and sensitivity to changes in global trade. The Chinese government has exercised and continues to exercise significant influence over many aspects of the economy. Accordingly, future government actions could have a significant effect on the country’s economy, which could affect market conditions and prices and yields of China A-shares.

Due to strict controls imposed by the Chinese government, an underlying fund may invest directly in China A-shares by virtue of relying on a Qualified Foreign Institutional Investor (“QFII”) license obtained by IICO and approved by the China Securities Regulatory Commission. In the event an underlying fund is unable to trade via a Connect Program, the underlying fund would be restricted to investing in Chinese securities only to the extent of the quota allotted under the QFII license.

Loans and Other Direct Debt Instruments

Loans. Subject to their respective investment policies and restrictions, the underlying funds may purchase loan participations and/or loan assignments (sometimes called bank loans). Loan participations are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, or investment banks). Purchasers of participation interests do not have any direct contractual relationship with the borrower. Most floating rate loans are acquired directly from the agent bank or from another holder of the loan by assignment. In an assignment, the underlying fund purchases an assignment of a portion of a lender’s interest in a loan. In this case, the underlying fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank’s rights in the loan.

Purchasers of participation interests may be subject to delays, expenses, and risks that are greater than those that would be involved if the purchaser could enforce its rights directly against the borrower. In addition, under the terms of a participation interest, the purchaser may be regarded as a creditor of the intermediate participant (rather than of the borrower), so that the purchaser also may be subject to the risk that the intermediate participant could become insolvent. The agreement between the purchaser and lender who sold the participation interest also may limit the rights of the purchaser to vote on changes that may be made to the loan agreement, such as waiving a breach of a covenant.

Most loan participations are secured, and most impose restrictive covenants that must be met by the borrower. These loans typically are made by a syndicate of banks and institutional investors, which are represented by an agent bank that has negotiated and structured the loan and that is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Typically, under loan agreements, the agent is given broad discretion in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Floating rate loans may include delayed draw term loans and pre-funded or synthetic letters of credit.

An underlying fund’s ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the borrower. The failure by an underlying fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the underlying fund and would likely reduce the value of its assets, which would be reflected in a reduction in the underlying fund’s NAV. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or purchasing an assignment in a loan. In selecting the loans in which an underlying fund will invest, however, the Investment Manager will not rely on that credit analysis of the agent bank but will perform its own investment analysis of the borrowers.

The Investment Manager’s analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. The majority of the loans an underlying fund will invest in will be rated by one or more NRSROs. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the underlying fund’s credit quality policy. Some floating rate loans and other debt securities are not rated by any NRSRO. Historically, floating rate loans have not been registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific floating rate loan historically has been less extensive than if the floating rate loan were registered or exchange-traded.

Floating rate loans and other debt securities that are fully secured provide more protections than unsecured securities in the event of failure to make scheduled interest or principal payments. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In connection with the restructuring of a floating rate loan or other debt security outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the security.

Corporate loans in which an underlying fund may purchase a loan assignment are made generally to provide bridge loans (temporary financing), finance internal growth, mergers, acquisitions (acquiring another company), recapitalizations (reorganizing the assets and liabilities of a borrower), stock purchases, leverage buy-outs (taking over control of a company), dividend payments to sponsors and other corporate activities. Under current market conditions, most of the corporate loans purchased by an underlying fund will represent loans made to highly leveraged corporate borrowers. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. An underlying fund may hold investments in loans for a very short period of time when opportunities to resell the investments that the Investment Manager believes are attractive arise.

Certain of the loans acquired by an underlying fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the underlying fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan assignment. To the extent that the underlying fund is committed to make additional loans under such an assignment, it will at all times, designate cash or securities in an amount sufficient to meet such commitments. A revolving credit facility may require the underlying fund to increase its investment in a floating rate loan at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

Notwithstanding its intention in certain situations to not receive material non-public information with respect to its management of investments in floating rate loans, the Investment Manager may from time to time come into possession of material, non-public information about the issuers of loans that may be held by an underlying fund. Possession of such information may in some instances occur despite the Investment Manager’s efforts to avoid such possession, but in other instances, the Investment Manager may choose to receive such information (for example, in connection with participation in a creditor’s committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, the Investment Manager’s ability to trade in these loans for the account of an underlying fund could potentially be limited by its possession of such information. Such limitations on the Investment Manager’s ability to trade could have an adverse effect on an underlying fund by, for example, preventing the underlying fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by the Investment Manager may hold other securities issued by borrowers whose floating rate loans may be held by an underlying fund. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held by the underlying fund, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s floating rate loans. In such cases, the Investment Manager may owe conflicting fiduciary duties to the underlying fund and other client accounts. The Investment Manager will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the Investment Manager’s client account collectively held only a single category of the issuer’s securities.

A floating rate loan offered as part of the original lending syndicate typically is purchased at par value. As part of the original lending syndicate, a purchaser generally earns a yield equal to the stated interest rate. In addition, members of the original syndicate typically are paid a commitment fee. In secondary market trading, floating rate loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate, respectively. At certain times when reduced opportunities exist for investing in new syndicated floating rate loans, floating rate loans may be available only through the secondary market.

If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank or other regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated, and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of floating rate loans are subject to the claims of the agent’s general or secured creditors, the purchasers might incur certain costs and delays in realizing payment on a floating rate loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower’s bankruptcy or insolvency, the borrower’s obligation to repay a floating rate loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

Unlike publicly traded common stocks which trade on national exchanges, there is no central place or exchange for loans to trade. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding an underlying fund’s ability to pay redemption proceeds within the allowable time periods stated in its prospectus.

Loan interests may not be considered “securities,” and a purchaser, such as an underlying fund, therefore may not be entitled to rely on the anti-fraud protections of the Federal securities laws.

Collateral. Most floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower. The collateral typically has a market value, at the time the floating rate loan is made, that equals or exceeds the principal amount of the floating rate loan. The value of the collateral may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value. Floating rate loan collateral may consist of various types of assets or interests. Collateral may include working capital assets, such as accounts receivable or inventory; tangible or intangible assets; or assets or other types of guarantees of affiliates of the borrower. Inventory is the goods a company has in stock, including finished goods, goods in the process of being manufactured, and the supplies used in the process of manufacturing. Accounts receivable are the monies due to a company for merchandise or securities that it has sold, or for the services it has provided. Tangible fixed assets include real property, buildings, and equipment. Intangible assets include trademarks, copyrights and patent rights, and securities of subsidiaries or affiliates.

Generally, floating rate loans are secured unless (i) the purchaser’s security interest in the collateral is invalidated for any reason by a court, or (ii) the collateral is fully released with the consent of the agent bank and lenders or under the terms of a loan agreement as the creditworthiness of the borrower improves. Collateral impairment is the risk that the value of the collateral for a floating rate loan will be insufficient in the event that a borrower defaults. Although the terms of a floating rate loan generally require that the collateral at issuance have a value at least equal to 100% of the amount of such floating rate loan, the value of the collateral may decline subsequent to the purchase of a floating rate loan. In most loan agreements there is no formal requirement to pledge additional collateral. There is no guarantee that the sale of collateral would allow a borrower to meet its obligations should the borrower be unable to repay principal or pay interest or that the collateral could be sold quickly or easily.

In addition, most borrowers pay their debts from the cash flow they generate. If the borrower’s cash flow is insufficient to pay its debts as they come due, the borrower may seek to restructure its debts rather than sell collateral. Borrowers may try to restructure their debts by filing for protection under the Federal bankruptcy laws or negotiating a work-out. If a borrower becomes involved in bankruptcy proceedings, access to the collateral may be limited by bankruptcy and other laws. In the event that a court decides that access to the collateral is limited or void, it is unlikely that purchasers could recover the full amount of the principal and interest due.

There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a floating rate loan. On occasions when such stock cannot be pledged, the floating rate loan will be temporarily unsecured until the stock can be pledged or is exchanged for, or replaced by, other assets.

Some floating rate loans are unsecured. If the borrower defaults on an unsecured floating rate loan, there is no specific collateral on which the purchaser can foreclose.

Floating Interest Rate Loans. The rate of interest payable on floating rate loans is the sum of a base lending rate plus a specified spread. Base lending rates generally are the London Interbank Offered Rate (“LIBOR”), the Certificate of Deposit (“CD”) Rate of a designated U.S. bank, the Prime Rate of a designated U.S. bank, the Federal Funds Rate, or another base lending rate used by commercial lenders. A borrower usually has the right to select the base lending rate and to change the base lending rate at specified intervals. The applicable spread may be fixed at time of issuance or may adjust upward or downward to reflect changes in credit quality of the borrower.

The interest rate on LIBOR-based and CD Rate-based floating rate loans is reset periodically at intervals ranging from 30 to 180 days, while the interest rate on Prime Rate- or Federal Funds Rate-based floating rate loans floats daily as those rates change. Investment in floating rate loans with longer interest rate reset periods can increase fluctuations in the floating rate loans’ values when interest rates change.

The yield on a floating rate loan will primarily depend on the terms of the underlying floating rate loan and the base lending rate chosen by the borrower. The relationship between LIBOR, the CD Rate, the Prime Rate, and the Federal Funds Rate will vary as market conditions change.

Floating rate loans typically will have a stated term of five to nine years. However, because floating rate loans are frequently prepaid, their average maturity is expected to be two to three years. The degree to which borrowers prepay floating rate loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the borrower’s financial condition, and competitive conditions among lenders. Prepayments cannot be predicted with accuracy. Prepayments of principal to the purchaser of a floating rate loan may result in the principal’s being reinvested in floating rate loans with lower yields.

An underlying fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of these restrictions, an underlying fund generally will treat the borrower as the “issuer” of indebtedness held by the underlying fund. In the case of participation interests where a bank or other lending institution serves as intermediate participant between an underlying fund and the borrower, if the participation interest does not shift to the underlying fund the direct debtor-creditor relationship with the borrower, an underlying fund, in appropriate circumstances, will treat both the lending bank or other lending institution and the borrower as “issuers” for these purposes. Treating an intermediate participant as an issuer of indebtedness may restrict an underlying fund’s ability to invest in indebtedness related to a single intermediate participant, or a group of intermediate participants engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

A borrower must comply with various restrictive covenants contained in the loan agreement. In addition to requiring the scheduled payment of interest and principal, these covenants may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific financial ratios, and limits on total debt. The loan agreement also may contain a covenant requiring the borrower to prepay the floating rate loan with any free cash flow. A breach of a covenant that is not waived by the agent (or by the lenders directly) is normally an event of default, which provides the agent or the lenders the right to call the outstanding floating rate loan.

Direct Debt Instruments. An underlying fund may invest in direct debt instruments, subject to its policies and restrictions regarding the quality of debt securities. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any NRSRO. If an underlying fund does not receive scheduled interest or principal payments on such indebtedness, the underlying fund’s share price and yield could be adversely affected. Loans that are fully secured offer the underlying fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and principal when due.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to an underlying fund. For example, if a loan is foreclosed, an underlying fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments also may involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to an underlying fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, an underlying fund relies on the Investment Manager’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the underlying fund.

A loan often is administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, an underlying fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of an underlying fund were determined to be subject to the claims of the agent’s general creditors, the underlying fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Investments in direct debt instruments may entail less legal protection for an underlying fund. Direct indebtedness purchased by an underlying fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the underlying fund to pay additional cash on demand. These commitments may have the effect of requiring the underlying fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid. The underlying fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments. Other types of direct debt instruments, such as loans through direct assignment of a financial institution’s interest with respect to a loan, may involve additional risks to an underlying fund. For example, if a loan is foreclosed, an underlying fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

An underlying fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of these limitations, an underlying fund generally will treat the borrower as the issuer of indebtedness held by the underlying fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between the underlying fund and the borrower, if the participation does not shift to the underlying fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the underlying fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict the underlying fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Listed Private Equity Companies and Funds

An underlying fund (other than Ivy Government Money Market Fund) may invest in securities of listed private equity companies and funds whose principal business is to invest in and lend capital to privately held companies. The underlying fund is subject to the underlying risks that affect the listed private equity companies and funds in which it invests. Generally, little public information exists for private companies, and there is a risk that the listed private equity companies and funds may not be able to make a fully informed investment decision. In addition, the listed private equity companies and funds may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized by the listed private equity companies and funds may be adversely impacted by the poor performance of a small number of investments, or even a single investment. An underlying fund’s investment in listed private equity companies and funds subjects underlying fund shareholders indirectly to the fees and expenses incurred by such companies and funds. Listed private equity companies and funds may include, among others, business development companies, investment holding companies, publicly traded limited partnership interests (common units), publicly traded venture capital funds, publicly traded venture capital trusts, publicly traded private equity funds, publicly traded private equity investment trusts, publicly traded closed-end funds, publicly traded financial institutions that lend to or invest in privately held companies and any other publicly traded vehicle whose purpose is to invest in privately held companies.

Low-Rated Securities

Debt securities rated below the four highest categories (that is, below BBB- by S&P, for example) are not considered investment grade obligations and commonly are called “junk bonds” or “high yield”. These securities are predominately speculative and present more credit risk than investment grade obligations with respect to the issuer’s continuing ability to meet principal and interest payments.

Low-rated debt securities (including unrated securities determined by the Investment Manager to be of comparable quality) generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. The market prices of these securities may fluctuate more than high-rated securities and may decline significantly in periods of general economic difficulty. In addition, the markets in which low-rated debt securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets for particular securities may diminish an underlying fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily NAV of the underlying fund’s shares.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing low-rated debt securities than with respect to higher-rated debt securities for which more external sources of quotations and last sale information are available. Similarly, analysis of the creditworthiness of issuers of low-rated debt securities may be more complex than for issuers of higher-rated securities, and the ability of an underlying fund to achieve its investment objective may be more dependent upon such creditworthiness analysis than would be the case if the underlying fund were investing in higher-rated securities.

Low-rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low-rated debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low-rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low-rated debt securities defaults, an underlying fund may incur additional expenses to seek recovery and lose all or part of its investment.

Distressed Debt Securities. Subject to its investment policies and restrictions, an underlying fund (other than Ivy Government Money Market Fund) may invest in distressed companies (generally, debt securities rated below CCC+ by S&P, for example) (or, if unrated, determined by the Investment Manager to be of comparable quality) (generally referred to as Distressed Debt). Investing in Distressed Debt includes investing in securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy. An underlying fund’s investment in Distressed Debt typically involves the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank.

Loan participations represent fractional interests in a company’s indebtedness and generally are made available by banks or other institutional investors. By purchasing all or a part of a loan participation, an underlying fund, in effect, steps into the shoes of the lender. Distressed Debt purchased by an underlying fund may be in the form of loans, notes or bonds. If the loan is secured, an underlying fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders otherwise no such priority of claims exists.

A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time an underlying fund invests in these securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the underlying fund. Distressed Debt securities typically are unrated, lower-rated, in default or close to default. Also, Distressed Debt generally is more likely to become worthless than the securities of more financially stable companies. An issuer of debt securities may be unable to make interest payments and repay principal when due. Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value and, thus impact underlying fund performance. These debt securities are subject to interest rate, credit and prepayment risk. An increase in interest rates will reduce the resale value of debt securities and changes in the financial condition or credit rating of an issue may affect the value of its debt securities. Issuers may prepay their obligations on fixed rate debt securities when interest rates decline, which can shorten a security’s maturity and reduce an underlying fund’s return.

Debt securities rated below investment grade and the type of Distressed Debt securities which an underlying fund may purchase generally are considered to have more risk than higher-rated debt securities. They also may fluctuate more in price, and are less liquid than higher-rated debt securities. Their prices are especially sensitive to developments affecting the company’s business and to ratings changes and typically rise and fall in response to factors that affect the company’s stock prices. Issuers of such Distressed Debt are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy, such as a recession or a sustained period of rising interest rates. The risk that an underlying fund may lose its entire investment in defaulted bonds is greater in comparison to investing in non-defaulted bonds. Purchasers of participations in indebtedness, such as an underlying fund, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, an underlying fund incurs the risk as to the creditworthiness of the bank or other financial intermediary, as well as of the company issuing the underlying indebtedness.

Master Limited Partnerships

Subject to their respective investment policies and restrictions, the underlying funds (other than Ivy Government Money Market Fund) may invest in master limited partnerships (MLPs). An MLP is a limited partnership (or similar entity, such as a limited liability company, that is classified as a partnership for Federal tax purposes), the interests in which are publicly traded. MLP units generally are registered with the SEC and are freely traded on a securities exchange or in the OTC market. Many MLPs operate in the oil and gas industries, including energy processing and distribution. MLPs generally are pass-through entities or businesses that are taxed at the security holder level and generally are not subject to Federal or state income tax at the entity level. Annual income, gains, losses, deductions and credits of such an MLP pass through directly to its security holders. Distributions from an MLP, whether they are attributable to its annual net income that is passed through or consist in part of a return of the amount originally invested, would not be taxable to the extent they do not exceed the investor’s adjusted tax basis in its MLP interest. Generally, an MLP is operated under the supervision of one or more general partners. Limited partners are not involved in the day-to-day management of an MLP.

Investing in MLPs generally is subject to risks applicable to investing in a partnership as opposed to a corporation, which may include fewer protections afforded to investors (for example, owners of common units in an MLP may have limited voting rights and no ability to elect directors, trustees or other managers). Although unitholders of an MLP generally are limited in their liability, similar to a corporation’s shareholders, an MLP’s creditors typically have the right to seek the return of distributions made to the MLP’s unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to the unitholder even after the units are sold.

MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or geographic region are subject to the risks associated with such industry or region (such as the risks associated with investing in the real estate or oil and gas industries). Investments held by an MLP may be relatively illiquid, limiting the MLP’s ability to vary its portfolio promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

Net income from an interest in a “qualified publicly traded partnership” (QPTP), which many MLPs are treated as for Federal tax purposes, is “qualifying income” for an entity such as an underlying fund that is a regulated investment company for those purposes (RIC).

Please see the section entitled Taxation of the Portfolios and Underlying Funds for additional information regarding the tax consequences of a Portfolio’s investing in a QPTP.

Money Market Instruments

Money market instruments are high-quality, short-term debt instruments. They may include U.S. government securities, commercial paper and other short-term corporate obligations, certificates of deposit and other financial institution obligations. These instruments may carry fixed or variable interest rates.

Mortgage-Backed and Asset-Backed Securities

Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as CMOs. Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The U.S. government mortgage-backed securities in which an underlying fund may invest include mortgage-backed securities issued by the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae) or Federal Home Loan Mortgage Corporation (Freddie Mac). Other mortgage-backed securities are issued by private issuers, generally the originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

Ginnie Mae is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority (FHFA). Fannie Mae purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the U.S. government. Freddie Mac is a government sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned by stockholders. Freddie Mac issues participation certificates, which represent interests in mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on the participation certificates it issues, but those are not backed by the full faith and credit of the U.S. government.

The Treasury historically has had the authority to purchase obligations of Fannie Mae and Freddie Mac; however, in 2008, due to capitalization concerns, Congress provided the Treasury with additional authority to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock, as described below. In September 2008, those capital concerns led the Treasury and the FHFA to announce that Fannie Mae and Freddie Mac had been placed in conservatorship.

Since that time, Fannie Mae and Freddie Mac have received significant capital support through Treasury preferred stock purchases as well as Treasury and Federal Reserve purchases of their mortgage backed securities. While the purchase programs for mortgage-backed securities ended in 2010, the Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth. From the end of 2007 through the second quarter of 2016, Fannie Mae and Freddie Mac required Treasury support of approximately $187.5 billion through draws under the Treasury’s preferred stock purchase agreements. However, including payments after the third quarter of 2016, Fannie Mae and Freddie Mac have paid approximately $255.8 billion in aggregate cash dividends (although those payments do not constitute a repayment of their draws). Although Freddie Mac reported a net loss over the first quarter of 2016 of $354 million, neither Fannie Mae nor Freddie Mac has required a draw from the Treasury since the second quarter of 2012. The FHFA has stated that Fannie Mae and Freddie Mac may need an injection of Treasury capital in the future. Accordingly, no assurance can be given that the Federal Reserve, Treasury, or FHFA initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue. Moreover, there remains significant uncertainty as to whether (or when) Fannie Mae and Freddie Mac will emerge from conservatorship, which has no specified termination date. In addition, Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by Federal regulators, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities remains in question as the U.S. government is considering multiple options, ranging from significant reform, nationalization, privatization, consolidation, or abolishment of the entities.

The FHFA and the Treasury (through its agreements to purchase preferred stock of Fannie Mae and Freddie Mac) also have imposed strict limits on the size of the mortgage portfolios of Fannie Mae and Freddie Mac. In August 2012, the Treasury amended its preferred stock purchase agreements to provide that the portfolios of Fannie Mae and Freddie Mac will be wound down at an annual rate of 15% (up from the previously agreed annual rate of 10%), requiring Fannie Mae and Freddie Mac to reach the $250 billion target four years earlier than previously planned. Further, when a ratings agency downgraded long-term U.S. government debt in August 2011, the agency also downgraded the bond ratings of Fannie Mae and Freddie Mac, from AAA to AA+, based on their direct reliance on the U.S. government (although that rating did not directly relate to their mortgage backed securities). The U.S. government’s commitment to ensure that Fannie Mae and Freddie Mac have sufficient capital to meet their obligations was, however, unaffected by the downgrade.

An underlying fund may purchase mortgage-backed securities issued by both government and non-government entities, such as banks, mortgage lenders or other financial institutions. Other types of mortgage-backed securities likely will be developed in the future, and an underlying fund may invest in them if the Investment Manager determines that such investments are consistent with that fund’s objective(s) and investment policies.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the principal-only security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the interest-only security (IO) receives interest payments from the same underlying security.

For example, IO classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of the investor’s initial investment, even if the security is guaranteed by the U.S. government or considered to be of the highest quality. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.

Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-backed securities also may depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.

Special Characteristics of Mortgage-Backed and Asset-Backed Securities. The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Yields on pass-through securities typically are quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed-rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or speed of these payments can cause the value of the mortgage-backed securities to fluctuate rapidly. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value and in some instances reduced liquidity, of the CMO class.

Municipal Obligations

Municipal obligations are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main kinds of municipal bonds are general obligation bonds and revenue bonds. The issuer of a general obligation bond has pledged its full faith, credit and taxing power for the payment of principal and interest on the bond. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source. Private activity bonds (PABs) are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. Their credit quality usually is directly related to the credit standing of the user of the facilities being financed.

Natural Resources and Physical Commodities

When an underlying fund invests in securities of companies engaged in natural resources activities, the underlying fund may be subject to greater risks and market fluctuations than funds with more diversified portfolios. The value of the underlying fund’s securities will fluctuate in response to market conditions generally, and will be particularly sensitive to the markets for those natural resources in which a particular issuer is involved. The values of natural resources also may fluctuate directly with respect to real and perceived inflationary trends and various political developments. In selecting the underlying fund’s investments, the Investment Manager will consider each company’s ability to create new products, secure any necessary regulatory approvals, and generate sufficient customer demand. A company’s failure to perform well in any one of these areas, however, could cause its stock to decline sharply.

Natural resource industries throughout the world may be subject to greater political, environmental and other governmental regulation than many other industries. Changes in governmental policies and the need for regulatory approvals may have an adverse effect on the products and services of natural resources companies. For example, the exploration, development and distribution of coal, oil and gas in the U.S. are subject to significant Federal and state regulation, which may affect rates of return on such investments and the kinds of services that may be offered to companies in those industries. In addition, many natural resource companies have been subject to significant costs associated with compliance with environmental and other safety regulations. Such regulations also may hamper the development of new technologies. The direction, type or effect of any future regulations affecting natural resource industries are virtually impossible to predict.

Generally, energy commodities, such as coal, natural gas and crude oil, have distinctly higher volatility than other types of commodities, due in part to real time pricing and cross-commodity arbitrage described below. In purchasing related securities, the Investment Manager considers the integration of derivatives and physical trades for risk management in a real-time environment. As well, scheduling receipts, deliveries and transmission of a commodity can all impact investments in commodities.

Energy commodities have unique market risks and physical properties which can affect the available supply. Factors unique to energy commodities include: research and development, location, recovery costs, transportation costs, conversion costs and storage costs, as well as global demand and other events that can affect demand such as war, weather and alternative energy sources. Natural gas and crude oil are especially susceptible to changes in supply and global demand. For example, global oil prices recently have been, and continue to be, subject to extreme market volatility.

An investor in commodities must be able to manage cross-commodity arbitrage, that is, the ability to determine positions stated in equivalent units of measure (e.g., British thermal units). When assessing an investment opportunity – in coal, natural gas or crude oil – this calculation can be critical in determining the success an investor has when calculating how a trade breaks down into a single common denominator. Coal tolling, for instance, involves the conversion of coal to electricity for a fee. The tolling of coal gives marketers, suppliers and generators another arbitrage opportunity if there is a disparity between coal and electricity prices while providing some added liquidity between the two commodities.

Principal risks of investing in certain types of commodities include:

•	cross-commodity arbitrage can negatively impact an underlying fund’s investments;

•

fluctuations in demand can negatively impact individual commodities: alternative sources of energy can create unforeseen competition; changes in weather can negatively affect demand; and global production can alter demand and the need for specific sources of energy;

•

fluctuations in supply can negatively impact individual commodities: transportation costs, research and development, location, recovery/retrieval costs, conversion costs, storage costs and natural disasters can all adversely impact different investments and types of energy;

•	environmental restrictions can increase costs of production;

•	restrictions placed by the government of a developing country related to investment, exchange controls, and repatriation of the proceeds of investment in that country; and

•	war can limit production or access to available supplies and/or resources.

Investments in precious metals (such as gold) and other physical commodities are considered speculative and subject to special risk considerations, including substantial price fluctuations over short periods of time, as well as increasing regulation. On the other hand, investments in precious metals, coins or bullion could help to moderate fluctuations in the value of an underlying fund’s holdings, since the prices of precious metals have at times tended not to fluctuate as widely as shares of issuers engaged in the mining of precious metals.

Because precious metals and other commodities do not generate investment income, the return on such investments will be derived solely from the appreciation or depreciation on such investments. An underlying fund also may incur storage and other costs relating to its investments in precious metals and other commodities, which may, under certain circumstances, exceed custodial and brokerage costs associated with investments in other types of securities. When an underlying fund purchases a precious metal or other physical commodity, the Investment Manager currently intends that it will only be in a form that is readily marketable. To continue to qualify as a RIC, an underlying fund may not derive more than 10% of its yearly gross income from gains resulting from selling or otherwise disposing of precious metals or any other physical commodity (or options or futures contracts thereon unless the gain is realized from certain hedging transactions) and other “non-qualifying income.” Accordingly, an underlying fund may be required to hold its precious metals or sell them at a loss, or to sell some portfolio securities at a gain, when, for investment reasons, it would not otherwise do so.

The ability of an underlying fund to purchase and hold precious metals such as gold, silver and platinum may allow it to benefit from a potential increase in the price of precious metals or stability in the price of such metals at a time when the value of securities may be declining. For example, during periods of declining stock prices, the price of gold may increase or remain stable, while the value of the stock market may be subject to general decline.

Precious metal prices are affected by various factors, such as economic conditions, political events and monetary policies. As a result, the prices of gold, silver or platinum may fluctuate widely. The sole source of return to an underlying fund from such investments will be gains realized on their sale; a negative return will be realized if the metal is sold at a loss. Investments in precious metals do not provide a yield. An underlying fund’s direct investment in precious metals is limited by tax considerations.

Options, Futures and Other Derivatives Strategies

General. The Investment Manager may use certain options, futures contracts (sometimes referred to as futures), options on futures contracts, forward currency contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, Financial Instruments) in an attempt to enhance income or yield, to hedge, to gain exposure to securities, sectors or geographical areas or to otherwise manage the risks of an underlying fund’s investments.

Generally, each underlying fund (other than Ivy Government Money Market Fund) may purchase and sell any type of Financial Instrument. However, as an operating policy, an underlying fund will only purchase or sell a particular Financial Instrument if the underlying fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument primarily is measured. Since each underlying fund (other than Ivy Government Money Market Fund) is authorized to invest in foreign securities denominated in other currencies, each such underlying fund may purchase and sell foreign currency derivatives.

Hedging strategies can be broadly categorized as short hedges and long hedges. A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in an underlying fund’s portfolio. Thus, in a short hedge, an underlying fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that an underlying fund intends to acquire. Thus, in a long hedge, an underlying fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, an underlying fund does not own a corresponding security. Therefore, the transaction relates to a security that the underlying fund intends to acquire. If an underlying fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on an underlying fund’s holdings is the same as if the underlying security had been purchased and later sold, and the transaction could be viewed as speculative.

Financial Instruments involving underlying securities may be used in an attempt to hedge against price movements in one or more particular securities positions that an underlying fund owns or intends to acquire. Financial Instruments involving underlying indexes, in contrast, may be used in an attempt to hedge against price movements in market sectors in which an underlying fund has invested or expects to invest, respectively. Financial Instruments involving underlying debt securities may be used in an attempt to hedge either individual securities or broad debt market sectors.

In addition, Financial Instruments also may be used in seeking to gain exposure to securities, sectors, markets or geographical areas. Financial Instruments can be used individually, as in the purchase of a call option, or in combination, as in the purchase of a call option and a concurrent sale of a put option, as an alternative to purchasing securities. Financial Instruments may be used in this manner in seeking to gain exposure more efficiently than through a direct purchase of the underlying security or to more specifically express the outlook of the Investment Manager.

The enactment of the Dodd-Frank Act resulted in historic and comprehensive statutory reform of certain OTC derivatives, including the manner in which the derivatives are regulated, derivatives documentation is negotiated, and trades are reported, executed or “cleared”.

Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously traded OTC, be executed in a regulated, transparent market and settled by means of a central clearing house. Central clearing is intended to reduce the risk of default by the counterparty. However, central clearing may increase the costs of swap transactions by requiring the posting of initial and variation margin. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or futures commission merchant through which a swap is submitted for clearing. Some swaps are now, and more in the future are expected to be, centrally cleared.

The banking regulators and the CFTC have issued regulations requiring the posting of initial and variation margin for uncleared swaps. The first compliance date was September 1, 2016, for the beginning of the phasing in of the initial margin requirements for the firms that are very active in the swaps market, and only about twenty of the largest swap dealers were affected on that date. As of March 1, 2017, variation margin requirements will be applicable to all financial end-users, including the underlying funds, and initial margin requirements will be phased-in over a four-year period ending September 1, 2020. As of that date, financial end-users with a “material swap exposure” of $8 billion in notional value will be subject to initial margin requirements for uncleared swaps.

In December 2015, the SEC proposed a new rule to regulate the use of derivatives by registered investment companies, such as the underlying funds. If the rule is adopted as proposed, it could impose new limits on the ability of an underlying fund to invest or remain invested in derivatives and will impose new asset segregation requirements for the underlying funds’ derivatives transactions.

The extent and impact of the new regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivatives transactions, require more assets of the underlying fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of the underlying fund to enter into certain types of derivative transactions, or could limit the underlying fund’s ability to pursue its investment strategies.

In 2012, pursuant to the Dodd-Frank Act, the CFTC made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exemptions, from registration as a commodity pool operator under the Commodity Exchange Act (CEA). Under these amendments, if an underlying fund uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the underlying fund’s liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the underlying fund’s liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless the Investment Manager has registered as a commodity pool operator. The Investment Manager, in its management of each underlying fund, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above. Accordingly, the Investment Manager has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each underlying fund under the CEA and the regulations thereunder.

In addition to complying with these de minimis trading limitations set forth in the CFTC Rule 4.5 under the CEA, to qualify for an exclusion under the amended regulation, the operator of an underlying fund must satisfy a marketing test, which requires, among other things, that the underlying fund not hold itself out as a vehicle for trading commodity interests. Complying with the de minimis trading limitations may restrict the Investment Manager’s ability to use derivatives as part of an underlying fund’s investment strategies. Although the Investment Manager believes that it will be able to execute an underlying fund’s investment strategies within the de minimis trading limitations, the underlying fund’s performance could be adversely affected. In addition, an underlying fund’s ability to use Financial Instruments may be limited by tax considerations. See Taxation of the Portfolios and Underlying Funds.

Pursuant to authority granted under the Dodd-Frank Act, the Treasury issued a notice of final determination (Final Determination) stating that deliverable foreign exchange forwards, as defined in the Final Determination, should not be considered swaps for most purposes. Thus, deliverable foreign exchange forwards are not deemed to be commodity interests. Therefore, an underlying fund may enter into deliverable foreign exchange forwards without such transactions counting against the de minimis trading limitations discussed above. Notwithstanding the Treasury’s determination, deliverable foreign exchange forwards (1) must be reported to swap data repositories, (2) are subject to business conduct standards, and (3) are subject to antifraud and antimanipulation proscriptions of swap execution facilities.

In addition, pursuant to the Dodd-Frank Act and regulations adopted by the CFTC in connection with implementing the Dodd-Frank Act, non-deliverable forwards (NDFs) are deemed to be commodity interests, including for purposes of amended CFTC Regulation 4.5, and are subject to the full array of regulations under the Dodd-Frank Act. Therefore, an underlying fund will limit its investment in NDFs as discussed above.

CFTC Regulation 4.5 also provides that, for purposes of determining compliance with the de minimis trading limitations discussed above, swaps that are centrally-cleared on the same clearing organization may be netted where appropriate, but no such netting is permitted for uncleared swaps. To the extent some NDFs remain traded OTC and are not centrally-cleared, the absolute notional value of all such transactions, rather than the net notional value, would be counted against the de minimis trading limitations discussed above.

In addition to the instruments, strategies and risks described below, the Investment Manager expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as new techniques are developed, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The Investment Manager may utilize these opportunities to the extent that they are consistent with an underlying fund’s objective(s) and permitted by its investment policies and restrictions and regulations adopted by applicable regulatory authorities. An underlying fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. An underlying fund’s prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Some of these techniques may increase the volatility of an underlying fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow:

(1) Successful use of certain Financial Instruments depends upon the Investment Manager’s ability to predict movements of the overall securities, currency and interest rate markets, among other skills. There can be no assurance that any particular strategy will succeed, and the use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

(2) There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculation in the market or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on underlying indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

Because there are a limited number of types of exchange-traded options and futures contracts, the standardized contracts available may not match an underlying fund’s current or anticipated investments exactly. An underlying fund may invest in options and futures contracts based on securities, indexes or other instruments with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not perfectly correlate with the performance of its other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match an underlying fund’s investments well. Options and futures prices are affected by such factors as changes in volatility of the underlying instrument, the time remaining until expiration of the contract, and current and anticipated short-term interest rates, which may not affect security prices the same way. Imperfect correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and/or from imposition of daily price fluctuation limits or trading halts. An underlying fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in an underlying fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

(3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if an underlying fund entered into a short hedge because the Investment Manager projected a decline in the price of a security in the underlying fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, an underlying fund could suffer a loss. In either such case, an underlying fund would have been in a better position had it not attempted to hedge at all.

(4) As described below, an underlying fund might be required to maintain assets as cover, maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties unless regulatory relief from restrictions applies. If the underlying fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair an underlying fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the underlying fund sell a portfolio security at a disadvantageous time.

(5) An underlying fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (counterparty) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the underlying fund.

(6) Certain Financial Instruments, including options, futures contracts, combined positions and swaps, can create leverage, which may amplify or otherwise increase an underlying fund’s investment loss, possibly in an amount that could exceed the cost of that Financial Instrument or, under certain circumstances, that could be unlimited. Certain Financial Instruments also may require cash outlays that are only a small portion of the amount of exposure obtained through the Financial Instruments, which results in a form of leverage. Although leverage creates the opportunity for increased total return, it also can create investment exposure for an underlying fund that, in certain circumstances, could exceed the underlying fund’s net assets and could alter the risk profile of the underlying fund in unanticipated ways.

(7) When traded on foreign exchanges, Financial Instruments may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. Financial Instruments also could be adversely affected by:

(i) other complex foreign political, legal and economic factors; (ii) lesser availability of data on which to make trading decisions than in the United States; (iii) delays in an underlying fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; (v) lower trading volume and liquidity; and (vi) fluctuations in currency values and exchange rates.

Cover. Certain transactions using Financial Instruments expose an underlying fund to an obligation to another party. An underlying fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate cash or liquid assets in an account with its custodian in the prescribed amount as determined daily. An underlying fund will not enter into any such transactions unless it holds either (1) an offsetting (covered) position in securities, currencies or other options, futures contracts, forward contracts, or swaps, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of an underlying fund’s assets to cover or to segregated accounts could impede portfolio management or an underlying fund’s ability to meet redemption requests or other current obligations.

Options. A call option gives the purchaser the right, but not the obligation, to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right, but not the obligation, to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. Options are traded on an organized, liquid exchange or in the OTC market.

The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable an underlying fund to enhance income or yield by reason of the premiums paid by the purchasers of such options.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the underlying fund will be obligated to sell the security or currency at less than its market value.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the underlying fund will be obligated to purchase the security or currency at more than its market value, which would be expected to result in a loss.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the anticipated future price volatility of the underlying investment and general market conditions. Purchased options that expire unexercised have no value.

An underlying fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the underlying fund may terminate its obligation under a call or put option that it had written by purchasing the call or put option; this is known as a closing purchase transaction. Conversely, the underlying fund may terminate a position in a put or call option it had purchased by selling the put or call option; this is known as a closing sale transaction. Closing transactions permit an underlying fund to realize profits or limit losses on an option position prior to its exercise or expiration.

A type of put that an underlying fund may purchase is an optional delivery standby commitment, which is entered into by parties selling debt securities to the underlying fund. An optional delivery standby commitment gives an underlying fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Risks of Options on Securities. Options can offer large amounts of leverage, which may result in an underlying fund’s NAV being more sensitive to changes in the value of the related instrument. An underlying fund may purchase or write both options that are traded on domestic and foreign exchanges and OTC options. Exchange-traded options on securities in the United States are issued by the Options Clearing Corporation that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between an underlying fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when an underlying fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so could result in the loss of any premium paid by an underlying fund as well as the loss of any expected benefit of the transaction. An underlying fund seeks to mitigate this risk by entering into a bilateral credit support arrangement with the counterparty, which requires the posting of collateral to cover the market value of purchased options, which would mitigate the possibility of losing any premium paid by an underlying fund, as well as any loss of expected benefit of the transaction.

An underlying fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market, and there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by negotiating with a different counterparty willing to take the underlying fund’s place in the contract, called a novation. There can be no assurance that an underlying fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the underlying fund would be able to terminate the position held with such counterparty; but, due to insolvency proceedings, might incur a significant delay in recovering any amounts owed to the underlying fund.

If an underlying fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction or an economically offsetting purchase transaction from another counterparty for a covered call option written by an underlying fund could cause material losses to such fund because the underlying fund would, if unable to substitute other collateral, be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indexes. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When an underlying fund writes a call on an index, it receives a premium and agrees that the purchaser of the call, upon exercise of the call, will receive from the underlying fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (multiplier), which determines the total dollar value for each point of such difference. When an underlying fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When an underlying fund buys a put on an index, it pays a premium and has the right to require the seller of the put, upon the underlying fund’s exercise of the put, to deliver to the underlying fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When an underlying fund writes a put on an index, it receives a premium and the purchaser of the put has the right to require the underlying fund to deliver to the purchaser an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price. The timing of the right of an option owner to exercise the option depends on the type of option and negotiations between the purchaser and seller.

Risks of Options on Indexes. The risks of investment in options on indexes may be greater than options on securities. Because index options are settled in cash, when an underlying fund writes a call on an index, it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. An underlying fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, an underlying fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if an underlying fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. This timing risk is an inherent limitation on the ability of index call option writers to cover their risk exposure by holding securities positions.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on an exchange) typically are established by an underlying fund, and negotiated with a counterparty, prior to entering into the option contract. While this type of arrangement allows an underlying fund the flexibility to tailor the option to its needs, OTC options involve counterparty risk that is not applicable to exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Some of an underlying fund’s counterparties are guaranteed by their parent holding companies with respect to that counterparty’s payment obligations under OTC trades (like OTC options). This helps to mitigate such counterparty risk.

Generally, OTC foreign currency options used by an underlying fund are European-style options. This means that the option is only exercisable at its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Futures Contracts and Options on Futures Contracts. The purchase of futures contracts or call options on futures contracts can serve as a long hedge, and the sale of futures contracts or the purchase of put options on a futures contract can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

In addition, futures contract strategies can be used to manage the average duration of an underlying fund’s fixed-income holdings. If the Investment Manager wishes to shorten the average duration of an underlying fund’s fixed-income holdings, the underlying fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the Investment Manager wishes to lengthen the average duration of an underlying fund’s fixed-income holdings, the underlying fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract an underlying fund is required to deposit initial margin, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts and options thereon does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the underlying fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, an underlying fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent variation margin payments are made to and from the futures commission merchant (FCM) daily as the value of the futures position varies, a process known as marking-to-market. Variation margin does not involve borrowing, but rather represents a daily settlement of an underlying fund’s obligations to or from a FCM. When an underlying fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when an underlying fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements.

If an underlying fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures contracts and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing the instrument purchased or sold.

Positions in futures contracts and options on futures contracts may be closed only on an exchange or board of trade that provides a market for such contracts and options. However, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If an underlying fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The underlying fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the underlying fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, in the case of a physically settled futures contract, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market may be less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by the Investment Manager may still not result in a successful transaction. The Investment Manager may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

Index Futures. When an underlying fund utilizes an index futures contract in an attempt to hedge, the risk of imperfect correlation between movements in the price of an index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of the underlying fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures contract may move more than or less than the price of the securities being hedged. If the price of the index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, an underlying fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, an underlying fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures contract, an underlying fund may buy or sell index futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of the securities being hedged is more than the historical volatility of the prices of the securities included in the index. It also is possible that, where an underlying fund has sold index futures contracts in an attempt to hedge against a decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, an underlying fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indexes on which the futures contracts are based.

Where index futures contracts are purchased in an attempt to hedge against a possible increase in the price of securities before an underlying fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If an underlying fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Foreign Currency Hedging Strategies — Special Considerations. Subject to its respective restrictions, each underlying fund (other than Ivy Government Money Market Fund) may use options and futures contracts on foreign currencies (including the euro), as described above, and forward foreign currency contracts (forward currency contracts), as described below, in an attempt to hedge against movements in the values of the foreign currencies in which the underlying fund’s securities are denominated or in an attempt to enhance income or yield. Currency hedges can protect against price movements in a security that the underlying fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

An underlying fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the underlying fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the values of which the Investment Manager believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, an underlying fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Forward Currency Contracts. Subject to its respective restrictions, each underlying fund (other than Ivy Government Money Market Fund) may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the entry into the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

Such transactions may serve as long hedges; for example, an underlying fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the underlying fund intends to acquire. Forward currency contract transactions also may serve as short hedges; for example, an underlying fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

An underlying fund also may use forward currency contracts in an attempt to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the underlying fund owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for U.S. dollars to hedge against possible declines in the euro’s value. Such a hedge, sometimes referred to as a position hedge, would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. An underlying fund could also hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a proxy hedge, could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

An underlying fund also may use forward currency contracts in an attempt to enhance income or yield. An underlying fund could use forward currency contracts to increase its exposure to foreign currencies that the Investment Manager believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if an underlying fund owned securities denominated in a foreign currency and the Investment Manager believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Forward currency contracts are currently individually negotiated and privately traded by currency traders and their customers. These forward currency contracts may involve the sale of U.S. dollars and the purchase of a foreign currency, or may be foreign cross-currency contracts involving the sale of one foreign currency and the purchase of another foreign currency; such foreign cross-currency contracts may be considered a hedging rather than a speculative strategy if the underlying fund’s commitment to purchase the new (more favorable) currency is limited to the market value of the underlying fund’s securities denominated in the old (less favorable) currency. The underlying fund segregates liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase currency on a forward basis. The prediction of currency movements is extremely difficult and the successful execution of a speculative strategy is highly uncertain.

The cost to an underlying fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing.

As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Currently, secondary markets generally do not exist for forward currency contracts. Closing transactions generally can be made for forward currency contracts by negotiating directly with the counterparty or by entering an offsetting transaction with a second counterparty. There can be no assurance that an underlying fund will be able to close out a forward currency contract at a favorable price prior to maturity, and in such cases, the underlying fund would continue to be subject to market currency risk with respect to the position, and may continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account. In addition, in the event of insolvency of the counterparty, the underlying fund might be unable to promptly terminate the position held with such counterparty and might incur a significant delay in recovering any amounts owed to the underlying fund. Even if the underlying fund entered an offsetting transaction with a second counterparty, the underlying fund would continue to be subject to settlement risk relating to the transaction with the insolvent counterparty.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, an underlying fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Normally, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the Investment Manager believes that it is important to have the flexibility to enter into such forward currency contracts when it determines that the best interests of an underlying fund will be served.

Successful use of forward currency contracts depends on the Investment Manager’s skill in analyzing and predicting currency values. Forward currency contracts may substantially change an underlying fund’s exposure to changes in currency exchange rates and could result in losses to the underlying fund if currencies do not perform as the Investment Manager anticipates. There is no assurance that the Investment Manager’s use of forward currency contracts will be advantageous to an underlying fund or that the Investment Manager will hedge at an appropriate time.

Forward currency contracts in which an underlying fund may engage include foreign exchange forwards. The consummation of a foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Because foreign exchange forwards are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. Foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies. An underlying fund also may be required to pay certain commissions. When an underlying fund enters into a foreign exchange forward, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

An underlying fund may be required to obtain the currency that it must deliver under the foreign exchange forward through the sale of portfolio securities denominated in such currency or through conversion of other assets of the underlying fund into such currency.

An underlying fund may use non-deliverable bond forwards. A non-deliverable bond forward is a short-term forward contract between two parties to buy or sell a bond denominated in a non-deliverable foreign currency at a specified future time and price. Non-deliverable bond forwards are marked-to-market daily using market quotations. Unrealized gains or losses on non-deliverable bond forwards are recorded by an underlying fund on a daily basis, and realized gains or losses are recorded on the termination date or sale of a contract.

Forward currency contracts in which an underlying fund may engage also include NDFs. NDFs are cash-settled forward contracts on foreign currencies (each a Reference Currency) that are non-convertible and that may be thinly traded or illiquid. NDFs involve an obligation to pay an amount (Settlement Amount) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (NDF Rate), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

Although NDFs are similar to foreign exchange forwards, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. Although NDFs historically have been traded OTC, in the future, pursuant to the Dodd-Frank Act, they may be exchange-traded. Under such circumstances, they would be centrally cleared and a secondary market for them normally would exist. With respect to NDFs that are centrally-cleared, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. Even if some NDFs remain traded OTC, they will be subject to margin requirements for uncleared swaps and counterparty risk common to other swaps.

Speculative Position Limits. The CFTC, the U.S. commodity interest exchanges and certain non-U.S. exchanges have established limits referred to as “speculative position limits” or “accountability levels” on the maximum net long or short futures positions that any person or group of persons under common trading control (other than a hedger, which the underlying funds are not with respect to futures on non-financial commodities) may hold, own or control in many commodities. Among the purposes of speculative position limits is to prevent a corner or squeeze on a market or undue influence on prices by any single trader or group of traders. The current Federal speculative position limits established by the CFTC apply to certain agricultural commodity positions, such as grains (oats, corn, and wheat), the soybeans complex (soybeans, soybean oil and soybean meal) and cotton.

In October 2011, the CFTC adopted regulations that would have imposed new position limits on 28 individual agricultural, metal and energy commodity futures and options contracts and on swaps that are economically equivalent to such contracts. On September 28, 2012, the U.S. District Court for the District of Columbia vacated those regulations and remanded the matter to the CFTC for further consideration consistent with the court’s opinion.

In 2013, the CFTC reproposed its position limit regulations with certain modifications. The regulations as reproposed would specify initial spot-month and non-spot-month limits for covered futures, options and swap positions; revise the definition of bona fide hedging for purposes of the hedge exemption set forth in the regulations; create several new exemptions from the limits; define responsibilities of designated contract markets (DCMs) and swap execution facilities (SEFs) for establishing and enforcing position limits and position accountability rules; and establish revised aggregation standards. Since 2013, the CFTC has extended comment periods on its proposed rules, held public meetings and issued supplements to its proposals. On December 5, 2016, the CFTC unanimously approved a reproposal of those position limits regulations, under which position limits would be established for 25 core futures contracts, related futures and exchange-traded options contracts, and economically equivalent swaps (collectively, “referenced contracts”). As under the 2013 reproposal, the 2016 version would establish Federal spot month and non-spot month limits for each referenced contract. Exchanges would also be permitted to establish speculative position limits that are more (but not less) restrictive than the Federal requirements, subject to exchange-granted exemptions that would also be consistent with Federal exemptions. The reproposal also yet again revises the definition of “bona fide hedging position.”

Neither of the 2013 or 2016 proposals have been adopted in final form. However, the 2016 reproposal notes that the compliance date for the new position limits requirements, if finalized, would not be earlier than January 2018.

The reproposed regulations are extremely complex and, if ultimately implemented, whether in their current or an alternative form, may require further guidance and interpretation by the CFTC to determine in all respects how they apply to the underlying funds. The full implementation of the underlying funds’ investment strategies could be negatively impacted by the existing or any future position limits regulations.

Combined Positions. An underlying fund may purchase and write options in combination with each other, or in combination with futures contracts or forward contracts, to adjust the risk and return characteristics of its overall position. A combined position usually will contain elements of risk that are present in each of its component transactions. For example, an underlying fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. The underlying fund also may write a put option and purchase a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to holding the underlying instrument. Because combined options positions involve multiple trades, they may result in higher transaction costs, may be more difficult to open and close out and may perform in unanticipated ways. Because combined positions, like other Financial Instruments, may require cash outlays that are only a small portion of the amount of exposure obtained through the combined positions, an underlying fund’s investment exposure gained through these combined positions could exceed its net assets.

Turnover. An underlying fund’s options and futures contracts activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by an underlying fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once an underlying fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by an underlying fund also may cause the sale of related investments, also increasing turnover; although such exercise is within the underlying fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. An underlying fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions could be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors and Collars. An underlying fund (other than Ivy Government Money Market Fund) may enter into swaps, including caps, floors and collars, for any legal purpose consistent with its investment objective(s) and policies, including to attempt: to obtain or preserve a particular return or a spread on a particular investment or portion of its portfolio; to protect against an increase in the price of securities the underlying fund anticipates purchasing at a later date; to protect against currency fluctuations; to use as a duration management technique; to enhance income or capital gains; to protect against a decline in the price of securities the underlying fund currently owns; or to gain exposure to certain markets in an economical way.

A swap is an agreement involving the exchange by an underlying fund with another party of their respective commitments to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) based on a specified amount (the “notional” amount). Some swaps currently are, and more in the future are expected to be, centrally cleared. Examples of swap agreements include, but are not limited to, equity, commodity, index or other total return swaps, foreign currency swaps, credit default swaps and interest rate swaps.

Swaps that are centrally cleared are subject to the creditworthiness of both the FCMs and the clearing organizations involved in the transaction. For example, an underlying fund could lose margin payments it has deposited with the FCM in the event of a FCM’s insolvency, as well as the net amount of gains not yet paid by the clearing organization if the FCM breaches its agreement with the underlying fund or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the underlying fund may be entitled to the net amount of gains it is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the underlying fund.

Swap agreements can be structured to provide exposure to a variety of different types of investments or market factors. For example, in an interest rate swap, fixed-rate payments may be exchanged for floating rate payments; in a currency swap, U.S. dollar-denominated payments may be exchanged for payments denominated in a foreign currency; and in a total return swap, payments tied to the investment return on a particular asset, group of assets or index may be exchanged for payments that are effectively equivalent to interest payments or for payments tied to the return on another asset, group of assets, or index.

Caps, floors and collars have an effect similar to buying or writing options; they allow a purchaser to attempt to protect itself against interest rate movements exceeding specified minimum or maximum levels. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional principal amount to the extent that a specified index exceeds a predetermined value. The purchase of a floor entitles the purchaser to receive payments from the seller on a notional principal amount to the extent that a specified index falls below a predetermined value. A collar combines elements of buying a floor and selling a cap.

In a long total return equity swap, an underlying fund will receive, and, in a short total return swap, an underlying fund will pay, the price appreciation of an equity index, a custom basket of equity securities, or a single equity, plus any dividend or coupon income from such securities, in exchange for payments equivalent to a floating rate of interest, or if the equity swap is for the equivalent of one interest rate period, a fixed fee that is established at the outset of the swap. Floating rate payments are pegged to a base rate, such as the Federal Funds rate, that is periodically adjusted. Therefore, if interest rates increase over the term of the swap contract, an underlying fund may be required to pay a higher amount at each swap reset date.

An underlying fund may enter into credit default swap contracts for hedging or investment purposes. An underlying fund may either sell or buy credit protection under these contracts. The seller in a credit default swap contract is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the buyer in exchange for an equal face amount of deliverable obligations of the referenced debt obligation (or other agreed-upon debt obligation) described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled, if there is a credit event by the issuer of that debt obligation. In return, the seller receives from the buyer a periodic stream of payments over the term of the contract or, if earlier, until the occurrence of a credit event. If the contract is terminated prior to its stated maturity, either the seller or the buyer would make a termination payment to the other in an amount approximately equal to the amount by which the value of the contract has increased in value to the recipient of the settlement payment. For example, if the contract is more valuable to the buyer (as would normally occur if the creditworthiness of the issuer of the referenced debt obligation has decreased), the seller would make a termination payment to the buyer. As the seller of credit protection, an underlying fund would effectively add leverage to the extent the notional amount exceeds the amount of cash the underlying fund has because, in addition to its total net assets, the underlying fund would be subject to the investment exposure of the notional amount of the swap. As the buyer, an underlying fund normally would be hedging its exposure on debt obligations that it holds.

Swap agreements may shift an underlying fund’s investment exposure from one type of investment to another. For example, if an underlying fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the underlying fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, an underlying fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. An underlying fund typically treats its obligations under the transaction as illiquid. See Illiquid Investments.

Because swap agreements may have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The net amount of the excess, if any, of an underlying fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate value at least equal to the accrued excess will be maintained in an account with the underlying fund’s custodian that satisfies the requirements of the 1940 Act. An underlying fund also will establish and maintain such account with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the underlying fund. The Investment Manager and each underlying fund believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, do not treat them as being subject to the underlying fund’s borrowing restrictions.

The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the referenced assets that underlie the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, referenced rate, or index but also of the swap itself. If the Investment Manager attempts to use a swap as a hedge against, or as a substitute for, an underlying fund’s portfolio investment, the underlying fund will be exposed to the risk that the swap will have or will develop an imperfect or no correlation with the portfolio investment. This could cause significant losses for the underlying fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other underlying fund investments.

As with other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to an underlying fund’s interest. An underlying fund bears the risk that the Investment Manager will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the underlying fund.

To the extent a swap is not centrally cleared, the use of a swap also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. The creditworthiness of firms with which an underlying fund enters into swaps, caps, floors or collars will be monitored by the Investment Manager. If a counterparty’s creditworthiness declines, the value of the swap might decline, potentially resulting in losses to an underlying fund. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. For example, the counterparty may have experienced losses as a result of its exposure to a sector of the market that adversely affect its creditworthiness. If a default occurs by the other party to such transaction, the underlying fund may have contractual remedies pursuant to the agreements related to the transaction.

Payment-In-Kind Securities

Subject to its investment policies and restrictions, an underlying fund (other than Ivy Government Money Market Fund) may invest in payment-in-kind (PIK) securities. PIK securities are securities that contain provisions that allow an issuer, at its discretion, to make current interest payments either in cash or in the form of additional securities. These instruments may be valued at a deep discount from the face amount. Interest received in the form of additional securities is recorded as interest income. Federal tax law requires the holder of a PIK security to accrue that interest income with respect to the security regardless of the receipt (or non-receipt) of cash payments. Accordingly, although an underlying fund generally will not receive cash payments on PIK securities, it will have current income attributable to those securities. To avoid liability for Federal income and excise taxes, therefore, an underlying fund may be required to distribute cash in an amount equal to income accrued with respect to those securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to make that distribution.

It is possible that by effectively increasing the principal balance payable to an underlying fund or deferring cash payment of such interest until maturity, the use of PIK features will increase the risk that such amounts will become uncollectible when due and payable. Prices of PIK securities may be more sensitive to changes in the issuer’s financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative than are securities that pay interest periodically in cash. Investments in PIK securities may be illiquid or restricted, which may make it difficult for an underlying fund to dispose of them or to determine their current value.

Real Estate Investment Trust Securities

Subject to its respective investment policies and restrictions, each underlying fund (other than Ivy Government Money Market Fund) may invest in securities issued by real estate investment trusts (REITs). A REIT is a domestic corporation (or a trust or association otherwise taxable as such for Federal tax purposes) that meets certain requirements of the Internal Revenue Code of 1986, as amended (Code). The Code permits a qualifying REIT to deduct dividends it pays, thereby effectively eliminating entity-level Federal income tax for a REIT that distributes all of its taxable income (including net capital gains) and making the REIT a modified pass-through vehicle for Federal income tax purposes. To qualify for treatment as a REIT, a company must, among other things, derive at least 75% of its gross income each taxable year from real estate sources (such as rents from real estate, interest from mortgages on real estate, and gains from sales of real estate assets), and must annually distribute to its shareholders 90% or more of its taxable income (including net capital gains). Moreover, at the end of each quarter of its taxable year, at least 75% of the value of its total assets must be represented by real estate assets, cash and cash items and U.S. government securities.

REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income.

A mortgage REIT invests primarily in mortgages on real estate and derives its income primarily from interest payments received on credit it has granted. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs. It is anticipated, although not required, that under normal circumstances, a majority of each underlying fund’s investments in REITs will consist of shares issued by equity REITs.

Repurchase Agreements and Reverse Repurchase Agreements

An underlying fund may purchase securities subject to repurchase agreements and reverse repurchase agreements, subject to its restriction on investment in illiquid investments. See Illiquid Investments. A repurchase agreement is an instrument under which an underlying fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. A reverse repurchase agreement is the opposite: the underlying fund will sell the security with an obligation to repurchase it at an agreed-upon time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

The majority of repurchase agreements in which an underlying fund will engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk from repurchase agreements is that an underlying fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the underlying fund. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value or loss of interest. Additionally, reverse repurchase agreements involve borrowing to take advantage of investment opportunities; such leverage could magnify losses. If the underlying fund borrows money to purchase securities and those securities decline in value, then the value of the underlying fund’s shares will decline faster than if the underlying fund were not leveraged. The return on such collateral may be more or less than that from the repurchase agreement. An underlying fund’s repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the underlying fund’s custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the 1940 Act, is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by IICO.

Restricted Securities

Subject to its investment policies and restrictions, an underlying fund may invest in restricted securities. Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (1933 Act), or in a registered public offering. For example, an underlying fund may purchase commercial paper that is issued in reliance on the so-called private placement exemption from registration that is afforded by Section 4(a)(2) of the 1933 Act (Section 4(a)(2) paper). Section 4(a)(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(a)(2) paper, thus providing liquidity. Where registration is required, an underlying fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the underlying fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the underlying fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

There are risks associated with investments in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent the underlying fund from reselling the securities at a time when such sale would be desirable. Restricted securities that are traded in foreign markets often are subject to restrictions that prohibit resale to U.S. persons or entities or permit sales only to foreign broker-dealers who agree to limit their resale to such persons or entities. The buyer of such securities must enter into an agreement that, usually for a limited period of time, it will resell such securities subject to such restrictions. Restricted securities in which an underlying fund seeks to invest need not be listed or admitted to trading on a foreign or U.S. exchange and may be less liquid than listed securities. Certain restricted securities, including Rule 144A securities, may be determined to be liquid in accordance with guidelines adopted by the Board. See Illiquid Investments.

Restricted securities that have not been registered generally are referred to as private placements and are purchased directly from the issuer or in the secondary market and usually are not listed on an exchange nor traded in other established markets. Such securities are restricted as to disposition and generally are sold to institutional investors. Certain of an underlying fund’s investments in private placements may consist of direct investments and may include investments in smaller, less-seasoned issuers, which may involve greater risks than investments in the securities of more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

As a result of the absence of a public trading market, privately placed securities and other restricted securities may be less liquid and more difficult to value than publicly-traded securities. As relatively few purchasers of these securities may exist, especially in the event of adverse market or economic conditions or adverse changes in the issuer’s financial condition, an underlying fund could have difficulty selling them when the Investment Manager believes it is advisable to do so. To the extent that restricted securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by an underlying fund or less than the fair market value.

In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if the securities were publicly traded. As a result, an underlying fund may be less able to predict a loss. In making investments in such securities, an underlying fund may obtain access to material non-public information, which may restrict an underlying fund’s ability to conduct portfolio transactions in such securities. An underlying fund also may take a minority interest in a privately offered security, which may limit the underlying fund’s ability to protect shareholders’ interests in connection with corporate actions by the privately held company. An underlying fund’s portfolio manager also may serve on the board of directors (or similar governing body) of a privately held company, the securities of which that underlying fund may hold. While the Investment Manager believes such service will be beneficial to the underlying fund and its shareholders, a Portfolio Manager’s service as a board member could also create a conflict of interest (or an appearance of a conflict of interest) that may impact the underlying fund. In addition, investments in privately placed securities may include other additional contractual obligations, such as the payment of registration expenses as noted above or the purchase of additional securities.

Short Sales Against the Box

Each underlying fund (except Ivy Government Money Market Fund) may sell securities “short against the box;” provided, however, that the underlying fund’s aggregate short sales prices may not, at the time of any short sale, exceed 10% of its total assets. Whereas a short sale is the sale of a security an underlying fund does not own, a short sale is “against the box” if, at all times during which the short position is open, the underlying fund owns at least an equal amount of the securities sold short or other securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short. Short sales against the box typically are used by sophisticated investors to defer recognition of capital gains or losses. None of the underlying funds has any present intention to sell securities short in this fashion.

U.S. Government Securities

U.S. government securities are securities issued or guaranteed as to principal or interest by the U.S., or by a person controlled or supervised by and acting as an instrumentality of the U.S. government. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than ten years). All such Treasury securities are backed by the full faith and credit of the United States.

Certain securities issued or guaranteed by U.S. government agencies or instrumentalities are backed by the full faith and credit of the U.S. government, such as securities issued by the Export-Import Bank of the United States, Farm Credit System Financial Assistance Corporation, Farmers Home Administration, Federal Housing Administration, General Services Administration, Ginnie Mae, Maritime Administration or Small Business Administration.

Other securities issued or guaranteed by U.S. government agencies or instrumentalities are not backed by the full faith and credit of the U.S. government. For example, some securities are supported by the right of the agency or instrumentality to borrow from the Treasury, such as securities issued by the Federal Home Loan Banks, Freddie Mac, or Fannie Mae, and other securities are supported only by the credit of the agency or instrumentality, such as securities issued by the Federal Farm Credit Banks Funding Corporation or Tennessee Valley Authority.

If the securities issued or guaranteed by a U.S. government agency or instrumentality are not backed by the full faith and credit of the U.S. government, there can be no assurance that the U.S. government would provide financial support to the agency or instrumentality. An underlying fund will invest in securities of agencies and instrumentalities only if the Investment Manager is satisfied that the credit risk involved is acceptable.

U.S. government securities may include mortgage-backed securities issued or guaranteed as to the payment of principal and interest by U.S. government agencies or instrumentalities including, but not limited to, Ginnie Mae, Freddie Mac and Fannie Mae. These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. See Mortgage-Backed and Asset-Backed Securities. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. government to tighten the availability of its credit.

Variable or Floating Rate Instruments

Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

Warrants and Rights

Subject to its investment policies and restrictions, an underlying fund (other than Ivy Government Money Market Fund) may invest in warrants and rights. Warrants are options to purchase equity securities at specified prices for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, more susceptible to sharp declines in value than the underlying security might be. They also are generally less liquid than an investment in the underlying securities.

When-Issued and Delayed-Delivery Transactions

Subject to its investment policies and restrictions, an underlying fund may purchase securities in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. In either case payment and delivery for the securities take place at a future date. The securities so purchased or sold are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing securities on a when issued or delayed-delivery basis, an underlying fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. No interest accrues to an underlying fund until delivery and payment is completed. When an underlying fund makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the securities in determining its NAV per share. When an underlying fund sells securities on a delayed-delivery basis, the underlying fund does not participate in further gains or losses with respect to the securities. When an underlying fund makes a commitment to sell securities on a delayed-delivery basis, it will record the transaction and thereafter value the securities at the sale price in determining its NAV per share. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, an underlying fund could miss a favorable price or yield opportunity, or could suffer a loss.

The use of when-issued transactions and forward commitments enable an underlying fund to seek to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, an underlying fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, an underlying fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby fixing the purchase price to be paid on the settlement date at an amount below that to which the underlying fund anticipates the market price of such security to rise and, in the meantime, obtaining the benefit of investing the proceeds of the sale of its portfolio security at currently higher cash yields. Of course, the success of this strategy depends upon the ability of the Investment Manager to correctly anticipate increases and decreases in interest rates and prices of securities. If the Investment Manager anticipates a rise in interest rates and a decline in prices and, accordingly, an underlying fund sells securities on a forward commitment basis in an attempt to hedge against falling prices, but in fact interest rates decline and prices rise, the underlying fund will have lost the opportunity to profit from the price increase. If the Investment Manager anticipates a decline in interest rates and a rise in prices and, accordingly, an underlying fund sells a security in its portfolio and purchases the same or a similar security on a when-issued or forward commitment basis in an attempt to enjoy currently high cash yields, but in fact interest rates increase and prices fall, the underlying fund will have lost the opportunity to profit from investment of the proceeds of the sale of the security at the increased interest rates. The likely effect of this hedging strategy, whether the Investment Manager is correct or incorrect in its prediction of interest rate and price movements, is to reduce the chances of large capital gains or losses and thereby reduce the likelihood of wide variations in an underlying fund’s NAV.

When-issued securities and forward commitments may be sold prior to the settlement date, but an underlying fund enters into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. An underlying fund may hold a when-issued security or forward commitment until the settlement date, even if the underlying fund will incur a loss upon settlement. In accordance with regulatory requirements, an underlying fund’s custodian bank maintains, in a separate account of the underlying fund, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the underlying fund, the portfolio securities themselves. If an underlying fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss.

The purchase of securities on a when-issued or forward commitment basis exposes an underlying fund to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. An underlying fund’s purchase of securities on a when-issued or forward commitment basis while remaining substantially fully invested could result in increased volatility of the price of the underlying fund’s shares.

Zero Coupon Securities

Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or do not specify a future date when the securities begin to pay current interest; instead, they are sold at a deep discount from their face value (that is, with original issue discount (OID)) and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater price fluctuations in response to changing interest rates than prices of comparable debt obligations that make current distributions of interest in cash.

Subject to its investment policies and restrictions, an underlying fund may invest in zero coupon securities that are stripped Treasury notes or bonds, zero coupon bonds of corporate or municipal issuers and other securities that are issued with OID. The Federal tax law requires that a holder of a security with OID accrue as income (take into account, in the case of OID on a tax-exempt security (i.e., a security the interest on which is not subject to Federal income tax)) each taxable year a ratable portion of the OID on the security, even though the holder may receive no interest payment on the security during the year. Accordingly, although an underlying fund generally will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have current taxable or tax-exempt income attributable to those securities. To avoid liability for Federal income and excise taxes, therefore, an underlying fund will be required to distribute cash in an amount equal to income accrued with respect to those securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to make that distribution.

A broker-dealer creates a derivative zero coupon security by separating the interest and principal components of a Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding Treasury security and selling them as individual securities. Bonds issued by the Resolution Funding Corporation and the Financing Corporation can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. government, a government agency, or a corporation in zero coupon form.

Defensive Purposes

For temporary defensive purposes, each underlying fund may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which each underlying fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which the Investment Manager believes are of comparable high quality. Subject to each underlying fund’s investment policies and restrictions, an underlying fund may utilize derivative instruments, including futures contracts and options, for defensive purposes.

Portfolio Turnover

A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. A Portfolio’s turnover rate may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for the redemption of its shares.

The portfolio turnover rates for each Portfolio for the fiscal years ended on the dates shown were:

	December 31, 2016	December 31, 2015
InvestEd Balanced Portfolio	25%	15%
InvestEd Conservative Portfolio	64%	34%
InvestEd Growth Portfolio	24%	17%

Policy on Disclosure of Portfolio Holdings (Disclosure Policy)

The Disclosure Policy is intended to prevent unauthorized disclosure of portfolio holdings information. Divulging non-public portfolio holdings to selected third parties is permissible only when the Portfolio has a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality, including a duty not to trade based on the non-public information. The Disclosure Policy applies when disclosing portfolio holdings to any party, other than to service providers or other third parties that perform account maintenance, trade execution services and/or record keeping services, where such disclosure of portfolio holdings would provide information that is not already publicly disclosed.

Publicly Available Information

A Portfolio’s portfolio holdings are publicly available: (1) at the time such information is filed with the SEC in a publicly available filing; or (2) the next day following the day such information is posted on the internet at www.ivyinvestments.com or www.waddell.com. This information may be a Portfolio’s complete portfolio holdings disclosed in the Portfolio’s Annual or Semiannual Reports and filed with the SEC on Form N-CSR or in the Portfolio’s first and third quarter reports and filed with the SEC on Form N-Q. This information also may be a partial listing, such as a Portfolio’s top ten portfolio holdings posted monthly on the internet at www.ivyinvestments.com or www.waddell.com.

Exceptions

Attribution reports containing only sector and/or industry breakdowns for a Portfolio can be released without a confidentiality agreement and without regard to any time constraints.

Holdings may be discussed generally by the Portfolio’s portfolio manager(s) with third-party broker-dealers that offer and sell shares of the Portfolio during monthly calls and other presentations as necessary to educate such third-party broker-dealers about the general management of the portfolio and to illustrate an investment strategy. The Disclosure Policy does not apply to communications with broker/dealers regarding specific securities that are in the process of being traded or communications to broker/dealers regarding potential trades of securities.

Existing Clients/Shareholders/Requests for Proposal (RFP) and Brokers (each, a Third-Party Recipient)

A Portfolio’s portfolio holdings (either month-end or quarter-end) may be released upon the specific request of Third-Party Recipient, on the 15th day after month-end or quarter-end provided that:

1.	The individual receiving the request, in conjunction with IICO’s legal department or the Portfolios’ Chief Compliance Officer (CCO), determines that the Portfolio has a legitimate business purpose for disclosing non-public portfolio holdings information to the Third-Party Recipient;

2.	The Third-Party Recipient signs a confidentiality agreement or is given appropriate notice that the non-public portfolio holdings: (a) should be kept confidential, (b) may not be used to trade in any such portfolio holdings nor to purchase or redeem shares of the Portfolio and (c) may not be disseminated or used for any purpose other than as referenced in the confidentiality agreement; and

3.	No compensation is received by the Portfolios, IICO or any other party in connection with the disclosure of information about the portfolio holdings.

Lipper, Morningstar and Other Service Organizations

Each Portfolio may provide its holdings to Thomson Reuters Lipper, Morningstar Inc. and similar service-related firms without limitation, on the condition that appropriate notice is provided that such non-public information: (1) may not be disclosed to, or discussed with, any other clients of the rating organization absent a valid exception; (2) will not be used as the basis to trade in any such portfolio holdings of the Portfolio; and (3) will not be used as the basis to engage in market timing activity in any of the Portfolios.

In determining whether there is a legitimate business purpose for making disclosure of a Portfolio’s non-public portfolio holdings information, IICO’s legal department or the Portfolios’ CCO typically will consider whether the disclosure is in the best interests of Portfolio shareholders and whether any conflict of interest exists between the shareholders and the Portfolio or Waddell & Reed or its affiliates.

As part of the annual review of a Portfolio’s compliance policies and procedures, the Portfolios’ CCO will report to the Board regarding the operation and effectiveness of the Disclosure Policy, including on any changes to the Disclosure Policy that have been made or recommendations for future changes to the Disclosure Policy.

The following is a list of those entities with which there is currently an ongoing arrangement to make available non-public information about a Portfolio’s or underlying fund’s portfolio securities holdings.

Custodian, Auditors, Legal Counsel and Other Service Providers

The Bank of New York Mellon

Stradley Ronon Stevens & Young, LLP

Deloitte & Touche LLP

Ivy Investment Management Company

WI Services Company

Ivy Distributors, Inc.

Interactive Data Corporation

FactSet Research Systems, Inc.

Investment Technology Group, Inc.

Investortools, Inc.

BarraOne

Sylvan

Wolters Kluwer

HIS Markit Ltd.

SuperDerivatives Inc.

Rust Consulting, Inc.

Pursuant to a custodian contract, each Portfolio and underlying fund has selected The Bank of New York Mellon (BONY) as custodian for its securities and cash. As custodian, BONY maintains all records relating to each Portfolio’s and underlying fund’s activities and supplies each Portfolio and underlying fund with a daily tabulation of the securities it owns and that are held by the custodian and serves a similar function for foreign securities.

Rating, Ranking and Research entities

Bloomberg L.P.

Ibbotson Associates, Inc.

Informa Investment Solutions, Inc.

Risk Metrics Group LLC

Thomson Reuters Lipper

Moody’s Corporation

Morningstar, Inc.

S&P Global Ratings

Thomson Reuters Corporation

Each Portfolio and underlying fund may send its complete portfolio holdings information to one or more of the rating, ranking and/or research entities listed above for the purpose of having such entity develop a rating, ranking or specific research product for the fund.

Brokerage and Brokerage-related information entities

AdCap Securities, LLC

Alamo Capital

Barclays Capital Inc.

Berenberg Capital Markets, LLC

Blaylock Beal Van LLC

BMO Capital Markets

Buckingham Research Group, INc.

Canaccord Genuity

Cantor Fitzgerald, L.P.

Castle Oak LP

CIMB Securities, Inc.

Citigroup Global Markets Inc.

Cleveland Research Company, LLC

Cornerstone Macro LLC

Cowen & Company, LLC

Craig Hallum Capital Group, LLC

Credit Suisse LLC

Crews & Associates, Inc.

CRT Capital Group, LLC

D.A. Davidson & Co.

Daiwa Capital Markets Inc.

Deutsche Bank Securities, Inc.

Dougherty & Company LLC

Exane, Inc.

Falcon Square Capital

First Analysis Securities Corp.

First Southern Securities

FTN Financial Capital Markets

George K. Baum & Company

Goldman Sachs & Co.

Handelsbanken Markets

Helvea, Inc.

Hilltop Securities Inc.

INTL FC Stone Partners L.P.

Investec Securities, LLC

Janney Montgomery Scott LLC

Jefferies & Company, Inc.

JMP Securities, LLC

J.P. Morgan Securities, Inc.

Key Banc Capital Markets

Macquarie Group Limited

Merrill Lynch, Pierce, Fenner & Smith Inc.

Mitsubishi Securities (USA), Inc.

Morgan Stanley Smith Barney LLC

Needham & Company, LLC

Noble Financial Group, LLC

Oppenheimer & Co. Inc.

Pacific Crest Securities, Inc.

Piper Jaffray & Co.

Prager & Co., LLC

Raymond James Financial Services, Inc.

Redburn Partners (USA) LP

Robert Baird & Co., Inc.

Samco Capital Markets, Inc.

Samuel A. Ramirez, Inc. (Ramirez & Company)

Sanford C. Bernstein, LLC

Seaport Global Securities LLC

Sidoti & Company, LLC

SMBC Nikko Securities America, Inc.

Stephens, Inc.

Sterne Agee and Leach, Inc.

Stifel, Nicolaus & Company, Incorporated

SunTrust Robinson Humphrey, Inc.

Susquehanna Brokerage, LP (SIG)

Telsey Advisory Group LLC

UBS Securities LLC

U.S. Bancorp Investments, Inc.

U.S. Capital Advisors LLC

Vermilion Capital Management, LLC

W.H. Mell & Associates, Inc.

Wedbush Securities, Inc.

Wells Fargo Securities, LLC

William Blair & Co.

William O’Neil + Company

Consultants and Broker Platforms

Vermilion Capital Management, LLC

Each Portfolio and underlying fund may send its complete portfolio holdings information to one or more of the brokerage and/or research firms listed above for the purpose of having such entity provide specific research and security-related information to the fund and/or, to one or more of the consultants and/or broker platforms listed above for the purpose of reviewing and recommending the fund as possible investments for their clientele. No compensation is received from these entities by the Trust, any Portfolio, any underlying fund, IICO or its affiliates and portfolio holdings information will only be provided for legitimate business purposes.

The Portfolios and the underlying funds may, in the future, modify or terminate any or all of these arrangements and/or enter into additional arrangements of this nature.

MANAGEMENT OF THE TRUST

Trustees and Officers

The Trust is governed by its Board, which currently is comprised of ten individuals. The Board is responsible for the overall management of the Trust and the Portfolios, which includes general oversight and review of the Portfolios’ investment activities, in accordance with Federal law and the law of the State of Delaware as well as the stated policies of the Portfolios. The Board has appointed officers of the Trust and delegated to them the management of the day-to-day operations of the Portfolios, based on policies reviewed and approved by the Board, with general oversight by the Board.

Board Structure and Related Matters

Nine members of the Board are not “interested persons” of the Portfolios as defined in Section 2(a)(19) of the 1940 Act (each referred to as an “Independent Trustee”). Mr. Henry J. Herrmann is the sole interested Board member of the Trust (an Interested

Trustee, and collectively with the Independent Trustees, the Trustees). An interested person of the Trust includes any person who is otherwise affiliated with the Trust or a service provider to the Trust, such as IICO, the Portfolios’ investment adviser, or Waddell & Reed, the Portfolios’ underwriter. The Board believes that having a majority of Independent Trustees on the Board is appropriate and in the best interests of the Portfolios’ shareholders.

The Board has elected Joseph Harroz, Jr., an Independent Trustee, to serve as Independent Chair of the Board. In that regard, Mr. Harroz’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and of the Independent Trustees; and serving as a liaison with other Trustees, the Trust’s officers and other management personnel, and counsel. The Independent Chair also performs such other duties as the Board may from time to time determine.

The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees also hold four regularly scheduled in-person meetings each year, during a portion of which management is not present, as well as a special telephonic meeting in connection with the Board’s annual consideration of the Trust’s management agreements, and may hold special meetings, as needed, either in person or by telephone.

The Board has established a committee structure (described below) that includes four standing committees, the Audit Committee, the Investment Oversight Committee, the Governance Committee, and the Executive Committee, and one non-standing committee, the Special Dilution & Distribution Committee, each of which (other than the Executive Committee) is comprised solely of Independent Trustees. The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Portfolios, the number of Portfolios overseen by the Board, the arrangements for the conduct of the Portfolios’ operations, the number of Trustees, and the Board’s responsibilities.

The Trust is part of the Advisors Fund Complex, which is comprised of the 3 portfolios within the Trust and 20 portfolios within Waddell & Reed Advisors Funds. The Waddell & Reed Fund Complex (Fund Complex) is comprised of the Ivy Funds Complex (45 portfolios within the Ivy Funds, 29 portfolios within Ivy Variable Insurance Portfolios (Ivy VIP), Ivy High Income Opportunities Fund (a closed-end fund) (IVH) and 3 portfolios within the Ivy NextShares) and the Advisors Fund Complex. Each member of the Board also is a member of the Board of Trustees of the Ivy Funds, Ivy VIP, IVH, Ivy NextShares and the Waddell & Reed Advisors Funds.

The Trustees of the Trust are identified in the tables below, which provide information as to their principal business occupations held during at least the last five years and certain other information. Subject to the Trustee Emeritus and Retirement Policy described below, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

Independent Trustees

The following table provides information regarding each Independent Trustee.

NAME, ADDRESS AND YEAR OF BIRTH	POSITION HELD WITH THE TRUST AND ADVISORS FUND COMPLEX	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
Jarold W. Boettcher, CFA* 6300 Lamar Avenue Overland Park, KS 66202 1940	Trustee	Trust: 2009 Advisors Fund Complex: 2007	President of Boettcher Enterprises, Inc. (agriculture products and services) (1979 to present), Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present) and Boettcher Aerial, Inc. (Aerial Ag Applicator) (1982 to present)	101	Director of Guaranty State Bank & Trust Co. (financial services) (1981 to present); Director of Guaranty, Inc. (financial services) (1985 to present); Member of Kansas Board of Regents (2007-2011); Trustee and Governance Committee Member of Kansas State University Foundation (1981 to present); Audit Committee Chairperson, Kansas Bioscience Authority (2009 to present); Member of Kansas Foundation for Medical Care (until 2011); Trustee, Ivy Variable Insurance Portfolios (2009 to present) (29 portfolios overseen); Trustee, Ivy Funds (2002 to present) (45 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen)
James M. Concannon* 6300 Lamar Avenue Overland Park, KS 66202 1947	Trustee	Trust: 2009 Advisors Fund Complex: 1997	Professor of Law, Washburn University School of Law (1973 to present)	101	Director, Kansas Legal Services for Prisoners, Inc.; Director, US Alliance Corp. (2009 to present); Trustee, Ivy Variable Insurance Portfolios (2009 to present) (29 portfolios overseen); Trustee, Ivy Funds (2017 to present) (45 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2017 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2017 to present) (3 portfolios overseen)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION HELD WITH THE TRUST AND ADVISORS FUND COMPLEX	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
John A. Dillingham* 6300 Lamar Avenue Overland Park, KS 66202 1939	Trustee	Trust: 2009 Advisors Fund Complex: 1997	President and Director, JoDill Corp. (1997 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises	101	Former Advisory Director, UMB Northland Board (financial services) (1995-2012); former President (2005-2007), and current trustee, Liberty Memorial Association (WW1 National Museum) (1998 to present); Trustee, Harry S. Truman Library Institute (education) (2007 to present); Chairman, Freedom Frontier National Heritage Area (education) (2005 to present); former founding Member and Trustee (until 2012), CGSC Foundation (government); former founding Chair and current Chairman, Kansas City Municipal Assistance Corporation (bond issuance); Trustee, Ivy Variable Insurance Portfolios (2009 to present) (29 portfolios overseen); Trustee, Ivy Funds (2017 to present) (45 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2017 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2017 to present) (3 portfolios overseen)
James D. Gressett 6300 Lamar Avenue Overland Park, KS 66202 1950	Trustee	Trust: 2017 Advisors Fund Complex: 2017	Chief Executive Officer (CEO) of CalPac Pizza LLC (2011 to present); CEO of CalPac Pizza II LLC (2012 to present); CEO of PacPizza LLC (Pizza Hut franchise) (1999 to present); Partner, Century Bridge Partners (real estate investments) (2007 to present); Manager, Premium Gold Foods (2006 to present)	101	Trustee, Ivy Variable Insurance Portfolios (2017 to present) (29 portfolios overseen); Trustee, Ivy Funds (2008 to present) (45 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION HELD WITH THE TRUST AND ADVISORS FUND COMPLEX	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
Joseph Harroz, Jr.* 6300 Lamar Avenue Overland Park, KS 66202 1967	Trustee Independent Chairman	Trust: 2009 Advisors Fund Complex: 1998 Trust: 2015 Advisors Fund Complex: 2015	Dean of the College of Law, Vice President, University of Oklahoma (2010 to present); President of Graymark HealthCare (a NASDAQ listed company) (2008-2010); Adjunct Professor, University of Oklahoma Law School (1997-2010); Managing Member, Harroz Investments, LLC, (commercial enterprise investments) (1998 to present)	101	Director and Investor, Valliance Bank (2004 to present); Director, Graymark HealthCare (2008 to present); Trustee, the Mewbourne Family Support Organization (2003 to present) (non-profit); Independent Chairman and Trustee, Ivy Variable Insurance Portfolios (Independent Chairman: 2015 to present; Trustee: 1998 to present) (29 portfolios overseen); Independent Chairman and Trustee, Ivy Funds (Independent Chairman: 2006 to present; Trustee: 1998 to present) (45 portfolios overseen); Independent Chairman and Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen); Independent Chairman and Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen)
Glendon E. Johnson, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1951	Trustee	Trust: 2017 Advisors Fund Complex: 2017	Of Counsel, Lee & Smith, PC (law firm, emphasis on finance, securities, mergers and acquisition law) (1996 to present); Owner and Manager, Castle Valley Ranches, LLC (ranching) and Castle Valley Outdoors, LLC (hunting, fishing, outdoor recreation, lodging and corporate retreats) (1995 to present); Formerly, Partner, Kelly, Drye & Warren LLP (law firm) (1989-1996); Partner, Lane & Edson PC (law firm) (1987-1989)	101	Director, Thomas Foundation for Cancer Research (non-profit) (2005 to present); Trustee, Ivy Variable Insurance Portfolios (2017 to present) (29 portfolios overseen); Trustee, Ivy Funds (2008 to present) (45 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION HELD WITH THE TRUST AND ADVISORS FUND COMPLEX	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
Frank J. Ross, Jr.* Polsinelli Shughart PC 700 West 47th Street Suite 1000 Kansas City, MO 64112 1953	Trustee	Trust: 2009 Advisors Fund Complex: 1996	Shareholder/Director, Polsinelli Shughart PC, a law firm (1980 to present)	101	Director, American Red Cross (community service) (2003-2010); Trustee, Ivy Variable Insurance Portfolios (2009 to present) (29 portfolios overseen); Trustee, Ivy Funds (2017 to present) (45 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2017 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2017 to present) (3 portfolios overseen)
Michael G. Smith 6300 Lamar Avenue Overland Park, KS 66202 1944	Trustee	Trust: 2017 Advisors Fund Complex: 2017	Retired; formerly, with Merrill Lynch as Managing Director of Global Investor Client Strategy (1996-1998), Head of Regional Institutional Sales (1995-1996) and of U.S. Central Region (1986-1995, 1999).	101	Director of Executive Board, Cox Business School, Southern Methodist University; Lead Director of Northwestern Mutual Funds (29 portfolios overseen) (2003-2016); Director, d-bx Target Date Funds (2007-2015); Chairman, CTMG, Inc. (clinical testing) (2008 to present); Trustee, Ivy Variable Insurance Portfolios (2017 to present) (29 portfolios overseen); Trustee, Ivy Funds (2008 to present) (45 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION HELD WITH THE TRUST AND ADVISORS FUND COMPLEX	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
Edward M. Tighe 6300 Lamar Avenue Overland Park, KS 66202 1942	Trustee	Trust: 2017 Advisors Fund Complex: 2017	Retired; formerly, CEO and Director of Asgard Holdings, LLC (computer network and security services) (2002-2004); President, Citco Technology Management (1995-2000); CEO, Global Mutual Fund Services (1993-2000); Sr. Vice President, Templeton Global Investors (1988-1992)	101	Trustee of Hansberger Institutional Funds (2000-2007); Director, The Research Coast Principium Foundation, Inc. (non-profit) (2012-2015); Trustee, Ivy Variable Insurance Portfolios (2017 to present) (29 portfolios overseen); Trustee, Ivy Funds (2008 to present) (45 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen)

*	Each noted Trustee became a Trustee in 2009, as reflected by the first date shown. The second date shows when the Trustee first became a director of one or more of the funds that are the predecessors to current funds within the Advisors Fund Complex (each, a Predecessor Fund).

Interested Trustee

Mr. Herrmann is “interested” by virtue of his former engagement as an officer of WDR or its wholly-owned subsidiaries, including the Trust’s investment manager, IICO, the Trust’s principal underwriter, Waddell & Reed, and the Trust’s shareholder servicing and accounting services agent, WISC, as well as by virtue of his personal ownership of shares of WDR. The address for the Interested Trustee and each of the officers in the following tables is 6300 Lamar Avenue, Overland Park, KS 66202.

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND ADVISORS FUND COMPLEX	TRUSTEE SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 1942	Trustee	Trust: 2009 Advisors Fund Complex: 2001	Retired; Current Chairman of WDR (January 2010 to present); Formerly, CEO of WDR (2005-2016); President, CEO and Chairman of WRIMCO (1993-2016); President, CEO and Chairman of IICO (2002-2016); President and Trustee of each of the funds in the Fund Complex (2001-2016)	101	Director of WDR (1998 to present); Trustee, Ivy Variable Insurance Portfolios (2009 to present) (29 portfolios overseen); Trustee, Ivy Funds (1998 to present) (45 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen); Director, Blue Cross Blue Shield of Kansas City (2007 to present)

*	The Trustee became a Trustee in 2009, as reflected by the first date shown. The second date shows when the Trustee first became a director of one or more of the Predecessor Funds.

In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.

Jarold W. Boettcher: Mr. Boettcher has more than 40 years of experience in the financial services industry. He has acted as a portfolio manager and director of a financial services firm. He has served as the Chair of a local community bank and the Chair of a state employees retirement system. Mr. Boettcher is a Chartered Financial Analyst and holds an M.S. degree from the Massachusetts Institute of Technology. Mr. Boettcher has multiple years of service as a Trustee of the Trust. The Board concluded that Mr. Boettcher is suitable to serve as Trustee because of his academic background, his work experience, his extensive investment management experience and the length of his service as a Trustee to the Trust.

James M. Concannon: Mr. Concannon has organizational management experience as the dean of a law school. He has served as an officer and on the boards of non-profit organizations. He has multiple years of service as a Trustee to the Advisors Fund Complex. The Board concluded that Mr. Concannon is suitable to serve as Trustee because of his academic background and the length of his service as a Trustee to the Trust.

John A. Dillingham: Mr. Dillingham has experience overseeing and managing privately held businesses. He has served on the boards and as chairman of municipal financing agencies and on the boards of numerous non-profit organizations. He has multiple years of service as a Trustee to the Advisors Fund Complex. The Board concluded that Mr. Dillingham is suitable to serve as Trustee because of his work experience and the length of his service as a Trustee to the Trust.

James D. Gressett: Mr. Gressett has served as the CEO of a closely-held corporation. He also has served as an accountant and partner in a public accounting firm. Mr. Gressett has also been a member and chairman of the boards of several closely-held corporations and charitable organizations. Mr. Gressett holds a B.B.A. of Accountancy degree from the University of Texas at Austin. The Board concluded that Mr. Gressett is suitable to serve as Trustee because of his work experience, his academic background, his service on other corporate and charitable boards and the length of his service as a Trustee to other funds within the Fund Complex.

Joseph Harroz, Jr.: Mr. Harroz serves as Dean of the College of Law and Vice President of a state university, and also serves as a director of a bank. He also has served as a president and director of a publicly traded company and as General Counsel to a state university system. Mr. Harroz holds a B.A. degree from the University of Oklahoma and a J.D. from Georgetown University Law Center. Mr. Harroz has multiple years of service as a Trustee and also serves as a board member to another mutual fund complex. The Board concluded that Mr. Harroz is suitable to serve as Trustee because of his educational background, his work experience and the length of his service as a Trustee to the Trust.

Henry J. Herrmann: Mr. Herrmann has extensive experience in the investment management business, both as a portfolio manager and as a member of senior management, and experience as a director of a publicly held company. He has multiple years of service as a Trustee and officer of the Trust and as an officer and member of the boards of other mutual funds. The Board concluded that Mr. Herrmann is suitable to serve as Trustee because of his academic background, his extensive work experience in the financial services and investment management industry and the length of his service as a Trustee to the Trust.

Glendon E. Johnson, Jr.: Mr. Johnson practiced law for over 30 years, specializing in corporate finance, securities and mergers and acquisitions, including representing and advising financial services companies and investment advisers and their boards. In addition, for over twelve years, he was involved in the acquisition, sale, financing, and daily business affairs of several financial service companies, including investment managers. He serves as a Director of the Thomas Foundation for Cancer Research. Mr. Johnson holds an Honors B.A. of Economics and Business from the University of Utah, and a J.D. from the University of Texas Law School at Austin, where he was a member and note and comment editor of the Texas Law Review. The Board concluded that Mr. Johnson is suitable to serve as Trustee because of his extensive legal and business experience, academic background and the length of his service as a Trustee to other funds within the Fund Complex.

Frank J. Ross, Jr.: Mr. Ross has experience as a business attorney and as the head of the business department of a major law firm. He has served as a member of a state banking board and on the boards of a private university, a private secondary school and various non-profit organizations. He has multiple years of service as a Trustee to the Trust. The Board concluded that Mr. Ross is suitable to serve as Trustee because of his work experience and the length of his service as a Trustee to the Trust.

Michael G. Smith: Mr. Smith has over 40 years of experience in the financial services and investment management industry. He has served as a member and chairman of the boards of several mutual funds and charitable and educational organizations. Mr. Smith is a Chartered Financial Analyst and holds a B.B.A. of Finance degree and an M.B.A. degree from Southern Methodist University. The Board concluded that Mr. Smith is suitable to act as Trustee because of his extensive work experience in the financial services and investment management industry, his educational and charitable organization experience, his educational background and the length of his service as a Trustee to other funds within the Fund Complex.

Edward M. Tighe: Mr. Tighe has extensive experience in the mutual fund and information technology industries. He has held executive positions with U.S. mutual fund companies and served as a lead independent trustee on a different mutual fund board. Mr. Tighe holds a B.S. of Finance degree from Boston University. The Board concluded that Mr. Tighe is suitable to serve as Trustee because of his academic background, his extensive business experience and the length of his service as a Trustee to other funds within the Fund Complex.

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The Trust’s principal officers are:

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND ADVISORS FUND COMPLEX	OFFICER OF TRUST SINCE	OFFICER OF ADVISORS FUND COMPLEX SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Philip J. Sanders** 6300 Lamar Avenue Overland Park, KS 66202 1959	President	2016	2016	CEO of WDR (August 2016 to present); President, CEO and Chairman of IICO and WRIMCO (August 2016 to present); President of each of the funds in the Fund Complex (August 2016 to present); CIO of WDR (February 2011 to present); CIO of IICO and WRIMCO (August 2010 to present)
Wendy J. Hills 6300 Lamar Avenue Overland Park, KS 66202 1970	Vice President General Counsel Secretary	2014 2014 2016	2014 2014 2016	Senior Vice President, General Counsel, Chief Legal Officer and Secretary of WDR (2014 to present); Senior Vice President, General Counsel and Secretary of IICO and WRIMCO (2014 to present); Vice President, Secretary and Associate General Counsel of WDR (2004-2014); Senior Vice President, Secretary and Associate General Counsel of IICO and WRIMCO (2007-2014); Vice President and General Counsel for each of the funds in the Fund Complex (2014 to present); Assistant Secretary for each of the funds in the Fund Complex (2014-2016); Secretary for each of the funds in the Fund Complex (2016 to present)
Joseph W. Kauten 6300 Lamar Avenue Overland Park, KS 66202 1969	Vice President Treasurer Principal Financial Officer Principal Accounting Officer	2009 2009 2009 2009	2006 2006 2007 2006	Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President, Treasurer and Principal Accounting Officer of each of the funds in the Fund Complex (2006 to present); Assistant Treasurer of each of the funds in the Fund Complex (2003-2006); Vice President of WRSCO (2007 to present)
Scott J. Schneider 6300 Lamar Avenue Overland Park, KS 66202 1968	Vice President Chief Compliance Officer	2009 2009	2006 2004	Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex; Vice President of IICO and WRIMCO (2006 to present)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND ADVISORS FUND COMPLEX	OFFICER OF TRUST SINCE	OFFICER OF ADVISORS FUND COMPLEX SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Philip A. Shipp 6300 Lamar Avenue Overland Park, KS 66202 1969	Assistant Secretary	2012	2012	Assistant Secretary of each of the funds in the Fund Complex (2012 to present); Senior Vice President of Waddell & Reed and Ivy Distributors, Inc. (IDI) (2017 to present); Vice President of Waddell & Reed and Ivy Distributors, Inc. (IDI) (2010-2016)
John E. Sundeen, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1960	Vice President	2009	2006	Senior Vice President (1999 to present) and Chief Administrative Officer (2006 to present) of WDR; Executive Vice President and Chief Administrative Officer of IICO and WRIMCO (2004 to present); Executive Vice President of WRSCO (2016 to present)

*	This is the date when the officer first became an officer of one or more of the Predecessor Funds (if applicable).
**	Mr. Sanders was Vice President of the Trust from 2006, and of the Advisors Fund Complex from 1998, until his appointment as President in August 2016.

Committees of the Board of Trustees

The Board has established the following standing committees: Audit Committee, Executive Committee, Investment Oversight Committee and Governance Committee. In addition, the Board has established a Special Dilution & Distribution Committee.

Mr. Harroz is an ex officio member of each committee of the Board. The respective duties and current memberships of the committees are:

Audit Committee. The Audit Committee serves as an independent and objective party to monitor the Trust’s accounting policies, financial reporting and internal control system, as well as the work of the Trust’s independent registered public accounting firm. The Committee also serves to provide an open avenue of communication among the Trust’s independent registered public accounting firm, the internal accounting staff of IICO and the Board. The Audit Committee consists of Edward M. Tighe (Chair), Jarold W. Boettcher, James M. Concannon, John A. Dillingham and James D. Gressett. During the fiscal year ended December 31, 2016, the Audit Committee met four times.

Executive Committee. The Executive Committee acts as necessary on behalf of the full Board. When the Board is not in session, the Executive Committee has and may exercise any or all of the powers of the Board in the management of the business and affairs of the Portfolios except the power to increase or decrease the size of, or fill vacancies on, the Board, and except as otherwise provided by law. The Executive Committee consists of Henry J. Herrmann (Chair), John A. Dillingham and Glendon E. Johnson, Jr. During the fiscal year ended December 31, 2016, the Executive Committee did not meet.

Investment Oversight Committee. The Investment Oversight Committee reviews, among other things, the investment performance of the Portfolios, any proposed changes to the Portfolios’ investment policies, and the Portfolios’ market trading activities and portfolio transactions. The Investment Oversight Committee consists of Michael G. Smith (Chair), Jarold W. Boettcher and James M. Concannon. The Investment Oversight Committee was formed on January 1, 2017, and, therefore, was not in operation during the fiscal year ended December 31, 2016.

Governance Committee. The Governance Committee evaluates, selects and recommends to the Board candidates to serve as Independent Trustees. The Committee will consider candidates for Trustee recommended by Shareholders. Written recommendations with any supporting information should be directed to the Secretary of the Trust. The Governance Committee also oversees the functioning of the Board and its committees. The Governance Committee consists of Frank J. Ross, Jr. (Chair), John A. Dillingham, James D. Gressett and Glendon E. Johnson, Jr. During the fiscal year ended December 31, 2016, the Governance Committee met two times.

Special Dilution & Distribution Committee. The Special Dilution & Distribution Committee was established to assist and advise the Independent Trustees with respect to dilution and distribution matters relating to a prior regulatory settlement involving W&R. The Special Dilution & Distribution Committee consists of Joseph Harroz, Jr. (Chair), Jarold W. Boettcher and James M. Concannon. During the fiscal year ended December 31, 2016, the Special Dilution & Distribution Committee did not meet.

The Board has authorized the creation of a Valuation Committee comprised of such persons as may be designated from time to time by WISC and includes Philip J. Sanders. This committee is responsible in the first instance for fair valuation and reports all valuations to the Board on a quarterly (or on an as-needed) basis for its review and approval.

Risk Oversight

Consistent with its responsibility for oversight of the Trust and its Portfolios, the Board oversees the management of risks relating to the administration and operation of the Trust and the Portfolios. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through its Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Portfolios.

In general, a Portfolio’s risks include, among other things, investment risk, credit risk, liquidity risk, valuation risk, operational risk and regulatory compliance risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Portfolios. In addition, under the general oversight of the Board, IICO, each Portfolio’s investment manager, and other service providers to the Portfolio have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Portfolio. Different processes, procedures and controls are employed with respect to different types of risks.

The Board also oversees risk management for the Trust and the Portfolios through review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, senior officers of IICO, Waddell & Reed and the Trust’s administrative and shareholder servicing and accounting services agent, Waddell & Reed Services Company, doing business as WI Services Company (WISC), (collectively, “W&R”), and the Portfolios’ CCO regularly report to the Board on a range of matters, including those relating to risk management. The Board also regularly receives reports from IICO with respect to the investments and securities trading of the Portfolios, reports from management personnel regarding valuation procedures and reports from management’s Valuation Committee (described above) regarding the valuation of particular securities. In addition to regular reports from W&R, the Board also receives reports regarding other service providers to the Trust, either directly or through W&R or the Portfolios’ CCO, on a periodic or regular basis. At least annually, the Board receives a report from the Portfolios’ CCO regarding the effectiveness of the Portfolios’ compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from W&R in connection with the Board’s consideration of the renewal of each of the Trust’s agreements with W&R and the Trust’s distribution plans under Rule 12b-1 under the 1940 Act.

Senior officers of the Trust and senior officers of W&R also report regularly to the Audit Committee on Portfolio valuation matters and on the Trust’s internal controls and accounting and financial reporting policies and practices. W&R compliance and internal audit personnel also report regularly to the Audit Committee. In addition, the Audit Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet with the Portfolios’ CCO to discuss matters relating to the Trust’s compliance program.

Ownership of Portfolio Shares

(as of December 31, 2016)

The following tables provide information regarding shares of the Portfolios beneficially owned by each Trustee, as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (Exchange Act), as well as the aggregate dollar range of shares owned, by each Trustee, of funds within the Advisors Fund Complex. The Portfolios’ shares are available for purchase only through Ivy InvestEd 529 Plan (Ivy InvestEd Plan) accounts established under the Arizona Family College Savings Program. An Independent Trustee may elect to defer a portion of his or her annual compensation, which deferred amount is deemed to be invested in shares of funds within the Advisors Fund Complex. The amounts listed below as “owned” shares include any shares in which the Trustee’s deferred compensation is deemed invested by a Trustee.

Independent Trustees*

Trustee	Dollar Range of shares owned in any of the Portfolios[1]	Aggregate Dollar Range of Shares Owned of All Funds within the Advisors Fund Complex
Jarold W. Boettcher	$0	over $100,000
James M. Concannon	$0	over $100,000
John A. Dillingham	see note 1 below	over $100,000
James D. Gressett	$0	$0
Joseph Harroz, Jr.	$0	over $100,000
Glendon E. Johnson, Jr.	$0	$0
Frank J. Ross, Jr.	$0	over $100,000
Michael G. Smith	$0	$0
Edward M. Tighe	$0	$0

*	Messrs. Gressett, Johnson, Smith and Tighe were added as Trustees to the Advisors Fund Complex as of January 1, 2017.

Note 1: Dollar range of shares of the following Portfolios “owned” through deemed investments by John A. Dillingham:

InvestEd Balanced Portfolio	$10,001 to $50,000
InvestEd Growth Portfolio	$50,001 to $100,000

Interested Trustee

Trustee	Dollar Range of shares owned in any of the Portfolios[1]	Aggregate Dollar Range of Shares Owned of All Funds within the Advisors Fund Complex
Henry J. Herrmann	$0	over $100,000

[1]	The Portfolios’ shares are available for purchase only through Ivy InvestEd 529 Plan (Ivy InvestEd Plan) accounts established under the Arizona Family College Savings Program.

Compensation

The fees paid to the Trustees are allocated among the funds within the Fund Complex based on each fund’s relative asset size. During the fiscal year ended December 31, 2016, the Trustees received (or were entitled to receive) the following compensation for service as a Trustee of the Trust and of each of the other funds within the Fund Complex:

Compensation Table

Independent Trustees:	Aggregate Compensation from the Trust[1]	Total Compensation from the Fund Complex[2]
Jarold W. Boettcher	$2,094	$417,500	[4]
James M. Concannon	2,241	214,000
John A. Dillingham	2,094	200,000
James D. Gressett	0	217,500
Joseph Harroz, Jr.[3]	2,596	500,500	[4]
Albert W. Herman[5]	2,094	200,000
Glendon E. Johnson, Jr.	0	217,500
Frank J. Ross, Jr.	2,199	210,000
Michael G. Smith	0	217,500
Edward M. Tighe	0	217,500

Interested Trustees:
Michael L. Avery[6]	$0	$0
Henry J. Herrmann	0	0

[1]

Amounts shown represent the amounts payable by the Trust to each Trustee. Waddell & Reed has contractually agreed to pay or reimburse all Trust expenses other than the Distribution and Service Fees of each Portfolio. Accordingly, the actual Trustee fees borne by the Trust for this period were $0.

[2]

No pension or retirement benefits have been accrued as a part of the Trust’s expenses. Messrs. Gressett, Johnson, Smith and Tighe were added as Trustees to the Trust as of January 1, 2017, and, therefore, did not receive compensation from the Trust for the fiscal year ended December 31, 2016.

[3]	Mr. Harroz received an additional annual fee of $70,000 for his services as Independent Chair of the Board and of the board of trustees of each of the other funds within the Fund Complex.
[4]	Includes compensation received for their service as trustees to other funds within the Fund Complex.
[5]	Retired as of December 31, 2016 and elected Trustee Emeritus status as of that date.
[6]	Retired as of December 31, 2016.

Of the totals listed in the Total Compensation from the Fund Complex column above, the following amounts have been deferred:

Jarold W. Boettcher	$240,000	[1]
James M. Concannon	10,000
John A. Dillingham	10,000
James D. Gressett	50,000
Joseph Harroz, Jr.	50,050	[1]
Albert W. Herman[2]	10,000
Glendon E. Johnson, Jr.	0
Frank J. Ross, Jr.	10,000
Michael G. Smith	108,750
Edward M. Tighe	65,250

[1]	Includes amounts deferred from fees paid to the Trustees for their service as trustees to other funds within the Fund Complex.
[2]	Retired as of December 31, 2016 and elected Trustee Emeritus status as of that date.

The Interested Trustees did not receive any compensation from any of the funds in the Fund Complex. The officers, including Mr. Sanders, are paid by IICO or its affiliates.

The Board has created an honorary position of Trustee Emeritus, whereby an incumbent Trustee who has attained the age of 70 may, or if initially elected on or after May 31, 1993, to the Board or to the board of trustees of another trust in the Advisors Fund Complex (Other Trust), or as a director of a fund to which the Trust or an Other Trust is the successor (Director), and has attained the age of 78, must, resign his or her position as Trustee and, unless he or she elects otherwise, will serve as Trustee Emeritus provided the Trustee has served as a Trustee or Director for at least five years which need not have been consecutive. The only Trustees currently eligible for the position of Trustee Emeritus are those Trustees who were Trustees of the Trust on December 31, 2016.

A Trustee or Director Emeritus receives an annual fee in an amount equal to the annual retainer he or she was receiving at the time he or she resigned as a Trustee or Director. For a Trustee or Director initially elected before May 31, 1993, such annual fee is payable as long as the Trustee or Director holds Emeritus status, which may be for the remainder of his or her lifetime. A Trustee or Director initially elected to a Board of Directors on or after May 31, 1993, receives such annual fee only for a period of three years commencing upon the date the Trustee or Director began his or her Emeritus service, or in an equivalent lump sum. A Trustee who takes the position of Trustee Emeritus after January 1, 2017, will only receive an annual fee in an amount equal to the annual retainer he received in 2016. A Trustee or Director Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her Emeritus capacity, but he or she has no authority or responsibility with respect to the management of the Trust.

Currently, each of Messrs. David P. Gardner, Robert L. Hechler, Albert W. Herman, William T. Morgan, Frederick Vogel III and Paul S. Wise and Ms. Eleanor B. Schwartz serves as Trustee or Director Emeritus, having retired as Trustee or Director of each of the funds to which the Trust or an Other Trust is the successor and, as applicable, Ivy Funds, Inc. that were overseen by the Trustee or Director at the time of his or her retirement. Messrs. William T. Morgan, Frederick Vogel III and Paul S. Wise initially were elected to a Board of Directors of a fund in the Advisors Fund Complex before May 31, 1993, and each therefore receives an amount equal to the annual retainer he was receiving at the time he resigned as a Director for as long as he holds Director Emeritus status, which may be for the remainder of his lifetime. Messrs. David P. Gardner, Robert L. Hechler and Albert W. Herman and Ms. Eleanor B. Schwartz initially were elected to a Board of Directors of a fund in the Advisors Fund Complex after May 31, 1993, and each receives an amount equal to the annual retainer he or she was receiving at the time he or she resigned as a Trustee only for a period of three years commencing upon the date the Trustee began his or her Emeritus service.

The fees paid to each Trustee or Director Emeritus are allocated among the funds that were overseen by the Trustee or Director at the time he or she elected Director Emeritus status, based on each fund’s net assets at the time. For the fiscal year ended December 31, 2016, Mr. Gardner received total Director Emeritus compensation of $154,000, of which $1,482 was allocated to the Trust and therefore to each of the Portfolios as follows: Growth Portfolio $525, Balanced Portfolio $593 and Conservative Portfolio $364. Mr. Hechler received total Director Emeritus compensation of $154,000, of which $1,482 was allocated to the Trust and therefore to each of the Portfolios as follows: Growth Portfolio $525, Balanced Portfolio $593 and Conservative Portfolio $364. Mr. Morgan received total Director Emeritus compensation of $65,500, of which $162 was allocated to the Trust and therefore to each of the Portfolios as follows: Growth Portfolio $71, Balanced Portfolio $68 and Conservative Portfolio $23. Mr. Vogel elected Director Emeritus status after he resigned from the Board April 1, 2007. For the fiscal year ended December 31, 2016, Mr. Vogel received total Director Emeritus compensation of $78,500, of which $708 was allocated to the Trust and therefore to each of the Portfolios as follows: Growth Portfolio $372, Balanced Portfolio $244 and Conservative Portfolio $92. For the fiscal year ended December 31, 2016, Mr. Wise received total Director Emeritus compensation of $48,000, of which $0 was allocated to the Trust and therefore to each of the Portfolios as follows: Growth Portfolio $0, Balanced Portfolio $0 and Conservative Portfolio $0. For the fiscal year ended December 31, 2016, Ms. Schwartz received total Director Emeritus compensation of $189,000, of which $1,826 was allocated to the Trust and therefore to each of the Portfolios as follows: Growth Portfolio $637, Balanced Portfolio $728 and Conservative Portfolio $461. Waddell & Reed has contractually agreed to assume all Portfolio expenses other than the Distribution and Service Fees of each Portfolio. Accordingly, the actual Director Emeritus fees borne by the Trust for 2016 were $0.

Shares of a Portfolio may be purchased at NAV by current or retired Trustees of the Trust (or retired directors of any entity to which the Trust or a Portfolio is the successor), directors of any affiliated companies of the Trust, or of any affiliated entity of Waddell & Reed, current and certain retired employees of Waddell & Reed and its affiliates, current and certain retired financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children’s spouses and spouse’s parents of each (including purchases into certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of Waddell & Reed. For this purpose, child includes stepchild and parent includes stepparent. See Purchase, Redemption and Pricing of Shares—Net Asset Value Purchases of Shares for more information.

Code of Ethics

The Trust, IICO and Waddell & Reed have adopted a Code of Ethics under Rule 17j-1 under the 1940 Act that permits their respective trustees, directors, officers and employees to invest in securities, including securities that may be purchased or held by a Portfolio. The Code of Ethics subjects covered personnel to certain restrictions that include prohibited activities, pre-clearance requirements and reporting obligations.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth information with respect to the Portfolios, as of March 31, 2017, regarding the record or beneficial ownership of 5% or more of any Portfolio’s shares.

Portfolio Name	Ownership Type	Shareholder Name, City and State	% of Portfolio
Growth Portfolio	Record	Arizona Commission for Postsecondary Education in its capacity as Trustee of the Family College Savings Program Trust Fund; Phoenix, AZ	100%

Balanced Portfolio	Record	Arizona Commission for Postsecondary Education in its capacity as Trustee of the Family College Savings Program Trust Fund; Phoenix, AZ	100%

Conservative Portfolio	Record	Arizona Commission for Postsecondary Education in its capacity as Trustee of the Family College Savings Program Trust Fund; Phoenix, AZ	100%

As of March 31, 2017, all of the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of any Portfolio of the Trust.

INVESTMENT ADVISORY AND OTHER SERVICES

The Management Agreement

The Trust, on behalf of each Portfolio, has entered into an Investment Management Agreement (Management Agreement) with IICO. Under the Management Agreement, IICO is employed to supervise the investments of the Portfolio and provide investment advice to the Portfolio. The Management Agreement obligates IICO to make investments for the account of each Portfolio in accordance with its best judgment and within the investment objective(s) and restrictions set forth in the Prospectus, this SAI, the 1940 Act and the provisions of the Internal Revenue Code of 1986, as amended (the Code), relating to regulated investment companies (RICs), subject to policy decisions adopted by the Board. IICO also determines the securities to be purchased or sold by each Portfolio and places the orders.

IICO is a corporate affiliate of Waddell & Reed. Waddell & Reed is a wholly-owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company which is a wholly-owned subsidiary of WDR, a publicly held company. Prior to September 30, 2016, WRIMCO managed the Portfolios. WRIMCO is a wholly-owned subsidiary of Waddell & Reed. The address of these companies is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

Waddell & Reed serves as principal underwriter and distributor for the Trust and each of the funds within Waddell & Reed Advisors Funds. Waddell & Reed served as principal underwriter and distributor to each Predecessor Fund.

The Management Agreement provides that it may be renewed year to year as to each Portfolio, provided that any such renewal has been specifically approved, at least annually, by (i) the Board, or by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, and (ii) the vote of a majority of the Trustees who are not deemed to be “interested persons” (as defined in the 1940 Act) of the Portfolio or IICO (the Independent Trustees). The Management Agreement also provides that either party has the right to terminate it as to a Portfolio, without penalty, upon 60 days’ written notice by the Trust to IICO and 120 days’ written notice by IICO to the Trust, and that the Management Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

The Management Agreement permits IICO, or an affiliate of IICO, to enter into a separate agreement for transfer agency services (the Administrative and Shareholder Servicing Agreement) and a separate agreement for accounting services (the Accounting Services Agreement) with the Trust. The Management Agreement contains detailed provisions as to the matters to be considered by the Board prior to approving the Administrative and Shareholder Servicing Agreement or Accounting Services Agreement.

Administrative and Shareholder Services

Under the Administrative and Shareholder Servicing Agreement entered into between the Trust and Waddell & Reed Services Company, a subsidiary of Waddell & Reed, doing business as WI Services Company (WISC), WISC performs administrative and shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Trust and the handling of shareholder inquiries. A new Administrative and Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Board without shareholder approval.

WISC also provides services related to the Ivy InvestEd Plan and shareholder servicing and transfer agency services to each of the underlying funds.

Accounting Services

Under the Accounting Services Agreement entered into between the Trust and Waddell & Reed Services Company, doing business as WISC, WISC provides the Trust with bookkeeping and accounting services and assistance and other administrative services, including maintenance of the Trust’s records, pricing of the Trust’s shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. A new Accounting Services Agreement, or amendments to the existing one, may be approved by the Board without shareholder approval.

WISC provides similar bookkeeping and accounting services and assistance to each of the underlying funds.

Payments for Management, Accounting, Administrative and Shareholder Services

Management Fees

Effective May 1, 2005, the Portfolios’ investment adviser contractually eliminated the management fee. Accordingly, for the fiscal years ended December 31, 2016, December 31, 2015 and December 31, 2014, the Portfolios neither owed nor paid management fees to IICO or WRIMCO, the Portfolios’ manager prior to September 30, 2016.

Under its Management Agreement, for its management services, each of the underlying funds pays WRIMCO (or IICO, in the case of Ivy International Core Equity Fund, Ivy Government Money Market Fund and Ivy Limited-Term Bond Fund) a fee as described in that fund’s prospectus. The annual management fee rates for each of the underlying funds are as follows:

Waddell & Reed Advisors Bond Fund: 0.475% of net assets up to $1 billion; 0.45% of net assets over $1 billion and up to $1.5 billion; and 0.40% of net assets over $1.5 billion.

Waddell & Reed Advisors Core Investment Fund: 0.70% of net assets up to $1 billion; 0.65% of net assets over $1 billion and up to $2 billion; 0.60% of net assets over $2 billion and up to $3 billion; 0.55% of net assets over $3 billion and up to $5 billion; 0.525% of net assets over $5 billion and up to $6 billion; and 0.50% of net assets over $6 billion.

Waddell & Reed Advisors Dividend Opportunities Fund: 0.70% of net assets up to $1 billion; 0.65% of net assets over $1 billion and up to $2 billion; 0.60% of net assets over $2 billion and up to $3 billion; and 0.55% of net assets over $3 billion.

Waddell & Reed Advisors Global Bond Fund: 0.625% of net assets up to $500 million; 0.60% of net assets over $500 million and up to $1 billion; 0.55% of net assets over $1 billion and up to $1.5 billion; and 0.50% of net assets over $1.5 billion.

Waddell & Reed Advisors Global Growth Fund: 0.85% of net assets up to $1 billion; 0.83% of net assets over $1 billion and up to $2 billion; 0.80% of net assets over $2 billion and up to $3 billion; and 0.76% of net assets over $3 billion.

Waddell & Reed Advisors Government Securities Fund: 0.50% of net assets up to $500 million; 0.45% of net assets over $500 million and up to $1 billion; 0.40% of net assets over $1 billion and up to $1.5 billion; and 0.35% of net assets over $1.5 billion.

Waddell & Reed Advisors High Income Fund: 0.625% of net assets up to $500 million; 0.60% of net assets over $500 million and up to $1 billion; 0.55% of net assets over $1 billion and up to $1.5 billion; and 0.50% of net assets over $1.5 billion.

Waddell & Reed Advisors New Concepts Fund: 0.85% of net assets up to $1 billion; 0.83% of net assets over $1 billion and up to $2 billion; 0.80% of net assets over $2 billion and up to $3 billion; and 0.76% of net assets over $3 billion.

Waddell & Reed Advisors Small Cap Fund: 0.85% of net assets up to $1 billion; 0.83% of net assets over $1 billion and up to $2 billion; 0.80% of net assets over $2 billion and up to $3 billion; and 0.76% of net assets over $3 billion.

Waddell & Reed Advisors Value Fund: 0.70% of net assets up to $1 billion; 0.65% of net assets over $1 billion and up to $2 billion; 0.60% of net assets over $2 billion and up to $3 billion; and 0.55% of net assets over $3 billion.

Waddell & Reed Advisors Vanguard Fund: 0.70% of net assets up to $1 billion; 0.65% of net assets over $1 billion and up to $2 billion; 0.60% of net assets over $2 billion and up to $3 billion; and 0.55% of net assets over $3 billion.

Ivy International Core Equity Fund: 0.85% of net assets up to $1 billion; 0.83% of net assets over $1 billion and up to $2 billion; 0.80% of net assets over $2 billion and up to $3 billion; 0.70% of net assets over $3 billion and up to $5 billion; 0.69% of net assets over $5 billion and up to $10 billion; and 0.68% of net assets over $10 billion.

Ivy Government Money Market Fund: 0.35% of net assets up to $1 billion; and 0.30% of net assets over $1 billion.

Ivy Limited-Term Bond Fund: 0.50% of net assets up to $500 million; 0.45% of net assets over $500 million and up to $1 billion; 0.40% of net assets over $1 billion and up to $1.5 billion; 0.35% of net assets over $1.5 billion and up to $5 billion; 0.34% of net assets over $5 billion and up to $10 billion; and 0.33% of net assets over $10 billion.

The management fee rates (net of waivers) for each of the underlying funds as a percent of the fund’s net assets for the fiscal year indicated are as follows:

Underlying Fund	Fiscal Year End	Net Management Fees Paid*
Waddell & Reed Advisors Bond Fund	September 30, 2016	0.47%
Waddell & Reed Advisors Core Investment Fund	June 30, 2016	0.62%
Waddell & Reed Advisors Dividend Opportunities Fund	June 30, 2016	0.70%
Waddell & Reed Advisors Global Bond Fund	September 30, 2016	0.59%
Waddell & Reed Advisors Global Growth Fund	June 30, 2016	0.82%
Waddell & Reed Advisors Government Securities Fund	September 30, 2016	0.46%
Waddell & Reed Advisors High Income Fund	September 30, 2016	0.56%
Waddell & Reed Advisors New Concepts Fund	June 30, 2016	0.83%
Waddell & Reed Advisors Small Cap Fund	June 30, 2016	0.83%
Waddell & Reed Advisors Value Fund	June 30, 2016	0.69%
Waddell & Reed Advisors Vanguard Fund	June 30, 2016	0.66%

Underlying Fund	Fiscal Year End	Net Management Fees Paid*
Ivy Government Money Market Fund	March 31, 2016	0.19%**
Ivy International Core Equity Fund	March 31, 2016	0.79%
Ivy Limited-Term Bond Fund	March 31, 2016	0.44%

*	IICO and/or WRIMCO has voluntarily agreed to waive its management fee for any day that an underlying fund’s net assets are less than $25 million, subject to the managers right to change, modify or terminate this voluntary waiver at any time, without prior notice to shareholders.
**	In light of market conditions, IICO has voluntarily agreed to waive and/or reimburse sufficient expenses of any class of Ivy Government Money Market Fund to the extent necessary to maintain a yield of not less than zero. There is no guarantee that any class of Ivy Government Money Market Fund will maintain such a yield. IICO may amend or terminate this voluntary waiver and/or reimbursement at any time without prior notice to shareholders.

The management fees paid to WRIMCO during the past three fiscal years for each of the underlying Waddell & Reed Advisors Equity Funds were as follows:

	June 30, 2016		June 30, 2015		June 30, 2014
	Including Waiver	Excluding Waiver	Including Waiver	Excluding Waiver	Including Waiver	Excluding Waiver
Core Investment Fund	$24,945,160	$25,546,804	$27,048,318	$27,648,318	$24,543,510	$25,143,510
Dividend Opportunities Fund		4,106,114		4,812,226		4,918,118
Global Growth Fund	5,202,404	5,392,736	5,096,772	5,283,239	4,806,885	4,982,747
New Concepts Fund	14,100,077	14,300,625	15,715,512	15,915,512	14,672,928	14,872,928
Small Cap Fund	6,775,816	6,939,089	7,239,764	7,414,216	7,323,860	7,500,338
Value Fund	5,604,038	5,685,256	6,419,752	6,512,792	5,418,659	5,497,190
Vanguard Fund	10,218,908	10,519,730	9,848,881	10,148,881	9,552,030	9,852,030

The management fees paid to WRIMCO during the past three fiscal years for each of the underlying Waddell & Reed Advisors Fixed Income and Money Market Funds were as follows:

	September 30, 2016		September 30, 2015		September 30, 2014
	Including Waiver	Excluding Waiver	Including Waiver	Excluding Waiver	Including Waiver	Excluding Waiver
Bond Fund		$5,789,206		$5,934,742		$6,152,302
Global Bond Fund	$3,762,357	3,937,358	4,669,736	4,844,736	5,067,537	5,242,579
Government Securities Fund	1,219,347	1,325,071	1,157,793	1,258,471	1,323,797	1,438,910
High Income Fund	11,111,709	11,361,709	12,493,016	12,743,016	12,604,922	12,854,922

The management fees paid to IICO during the past three fiscal years for Ivy International Core Equity Fund, Ivy Government Money Market Fund and Ivy Limited-Term Bond Fund were as follows:

	March 31, 2016		March 31, 2015		March 31, 2014
	Including Waiver	Excluding Waiver	Including Waiver	Excluding Waiver	Including Waiver	Excluding Waiver
International Core Equity Fund		$33,183,516		$21,696,562		$15,044,103
Government Money Market Fund	$349,414	684,051	$83,802	690,008	$171,427	808,235
Limited-Term Bond Fund		7,534,239		7,500,419		7,149,839

In the above tables, the terms “including” and “excluding” refer to the effect of a waiver. Where applicable, the amount shown “including” the waiver is the actual management fee paid with the waiver in effect, whereas the amount shown “excluding” the waiver is the management fee that would have been paid by the underlying fund had the waiver not been in effect.

For purposes of calculating the daily fee, a fund does not include money owed to it by Waddell & Reed for shares which it has sold but not yet paid to the fund. Each underlying fund accrues and pays its management fee daily.

Administrative and Shareholder Servicing Fee

Effective January 1, 2006, the fee payable to WISC under the Administrative and Shareholder Servicing Agreement was contractually eliminated. After that date, the Portfolios no longer pay any administrative and shareholder servicing fees to WISC, (or any out-of-pocket expenses of WISC).

Under the Shareholder Servicing Agreement for each of the Waddell & Reed Advisors underlying funds, the fund pays WISC a monthly fee equal to one-twelfth of 0.15 of 1% of the average daily net assets of Class Y shares for the preceding month.

Under the Shareholder Servicing Agreement for Ivy International Core Equity Fund and Ivy Limited-Term Bond Fund, with respect to Class N shares, the fund pays WISC an amount payable on the first day of the month equal to 1/12 of 0.01 of 1% of the average daily net assets of Class N shares for the preceding month. Ivy Government Money Market Fund pays WISC a monthly fee of $1.75 for each shareholder account which was in existence at any time during the prior month.

Accounting Services Fee

Effective January 1, 2006, WISC contractually eliminated all fees associated with the Accounting Services Agreement. Each underlying fund pays WISC a monthly fee shown in the following table, based on the average daily net assets during the prior month.

Accounting Services Fee

Average Daily Net Assets for the Month	Monthly Fee
$0 - $10 million	$0
$10 - $25 million	$958
$25 - $50 million	$1,925
$50 - $100 million	$2,958
$100 - $200 million	$4,033
$200 - $350 million	$5,267
$350 - $550 million	$6,875
$550 - $750 million	$8,025
$750 - $1.0 billion	$10,133
$1.0 billion and over	$12,375

In addition, for each class of shares in excess of one, each underlying fund pays WISC a monthly per-class fee equal to 2.5% of the monthly base fee.

Each underlying fund also pays a monthly fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets, with no fee charged for net assets in excess of $1 billion. This fee may be voluntarily waived until the underlying fund’s assets are at least $10 million.

Each Portfolio invests its assets almost exclusively in the Class Y shares of the underlying Waddell & Reed Advisors Funds and, for certain Portfolios, the Class N shares of Ivy International Core Equity Fund and Ivy Limited-Term Bond Fund and Class A shares for Ivy Government Money Market Fund, and these investments are made without the payment of any commission or other sales charge.

Distribution Services

Under the Distribution and Service Plan (the Plan) for each Portfolio’s shares (formerly, the Class A shares) adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act, each Portfolio may pay Waddell & Reed a fee not to exceed 0.25% of the Portfolio’s average annual net assets, paid daily, to compensate Waddell & Reed for services, either directly or through others, in connection with the distribution of the Portfolio’s shares and/or the provision of personal services to the Portfolio’s shareholders and/or maintenance of the Portfolio’s shareholder accounts.

Pursuant to the Principal Underwriting Agreement entered into between Waddell & Reed and the Trust, Waddell & Reed offers the Portfolios’ shares through the Ivy InvestEd Plan offered by its financial advisors and sales managers (the sales force) and through other broker-dealers, banks and other appropriate intermediaries. In distributing shares through its sales force, Waddell & Reed will pay commissions and incentives to the sales force at or about the time of sale and will incur other expenses including costs for prospectuses, sales literature, advertisements, sales office maintenance, processing of orders and general overhead with respect to its efforts to distribute the Portfolios’ shares. Each Plan permits Waddell & Reed to receive compensation for distribution activities through the distribution fee, subject to the limit contained in the Plan. Each Plan also permits Waddell & Reed to be compensated for such activities as: compensating, training and supporting registered financial advisors, sales managers and/or other appropriate personnel in providing personal services to shareholders of the applicable Portfolio and/or maintaining shareholder accounts; increasing services provided to shareholders of the applicable Portfolio by office personnel located at field sales offices; engaging in other activities useful in providing personal service to shareholders of the applicable Portfolio and/or maintenance of shareholder accounts; and its arrangements with broker-dealers who may regularly sell shares of the applicable Portfolio, and other third parties, for providing shareholder services and/or maintaining shareholder accounts with respect to Portfolio shares. Each Plan and the Underwriting Agreement contemplate that Waddell & Reed may be compensated for these class-related distribution efforts through the distribution fee.

The sales force and other parties may be paid continuing compensation based on the value of the shares held in Ivy InvestEd Plan accounts by investors to whom the member of the sales force is assigned to provide personal services, and Waddell & Reed or its affiliate, as well as other parties also may provide services to investors through telephonic means and written communications.

The distribution fees are paid to compensate Waddell & Reed for its services in the distribution of shares of a Portfolio, in connection with which Waddell & Reed incurs various expenses, such as those relating to sales force compensation, providing prospectuses and sales literature to prospective investors, advertising, sales processing, field office expenses and home office sales management. The service fees are paid to compensate Waddell & Reed for providing personal services to the particular Portfolio’s shareholders and for the maintenance of shareholder accounts.

Fees paid (or accrued) as service fees and distribution fees by each Portfolio under the Plan for the fiscal year ended December 31, 2016 were:

Portfolio	Distribution and Service Fees
InvestEd Balanced Portfolio	$405,535
InvestEd Conservative Portfolio	270,148
InvestEd Growth Portfolio	340,065

The only Trustees or interested persons, as defined in the 1940 Act, of the Trust who have a direct or indirect financial interest in the operation of a Plan are the officers and Trustees who also are officers of either Waddell & Reed or its affiliate(s) or who are shareholders of Waddell & Reed Financial, Inc., the indirect parent company of Waddell & Reed. Each Plan is anticipated to benefit the applicable Portfolio and its shareholders affected by the particular Plan through Waddell & Reed’s activities not only to distribute the affected shares of the Portfolio but also to provide personal services to shareholders of the affected class and thereby promote the maintenance of their accounts with the Portfolio. Each Portfolio anticipates that shareholders of a particular class may benefit to the extent that Waddell & Reed’s activities are successful in increasing the assets of that Portfolio class, through increased sales or reduced redemptions, or a combination of these, and reducing a shareholder’s share of Portfolio and class expenses. Increased Portfolio assets also may provide greater resources with which to pursue the objective(s) of a Portfolio. Further, continuing sales of shares also may reduce the likelihood that it will be necessary to liquidate portfolio securities, in amounts or at times that may be disadvantageous to a Portfolio, to meet redemption demands. In addition, each Portfolio anticipates that the revenues from the Plans will provide Waddell & Reed with greater resources to make the financial commitments necessary to continue to improve the quality and level of services to each Portfolio and its affected shareholders.

Each Plan and the Underwriting Agreement were approved by the Board, including the Trustees who are not interested persons of the Trust or of Waddell & Reed and who have no direct or indirect financial interest in the operations of the Plans or any agreement referred to in the Plans (hereafter, the Independent Trustees).

Among other things, the Plan provides that (1) Waddell & Reed will provide to the Trustees of the Trust at least quarterly, and the Trustees will review, a report of amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto will be effective only if approved, by the Trustees including the Independent Trustees acting in person at a meeting called for that purpose, (3) payments by a Portfolio under the Plan may not be materially increased without the vote of the holders of a majority of the outstanding voting securities of each affected Portfolio, and (4) while the Plan remains in effect, the selection and nomination of the Trustees who are Independent Trustees will be committed to the discretion of the Independent Trustees.

Compensation to Broker-Dealers and other Financial Intermediaries

The sales force and other parties may be paid continuing compensation based on the value of the shares held by investors to whom the member of the sales force is assigned to provide personal services, and Waddell & Reed or its affiliate, as well as other parties also may provide services to investors through telephonic means and written communications. In addition to the dealer reallowance that may be applicable to share purchases, as described below and in the Prospectus, Waddell & Reed or an affiliate may pay other broker-dealers a portion of the fees it receives under the respective Plans as well as other compensation in connection with the distribution of Portfolio shares, including: for the purchase of shares purchased at NAV, Waddell & Reed (or its affiliate) may pay up to 1.00% of the net assets invested.

Sales Charges

Portfolio shares are subject to an initial sales charge when purchased, based on the amount of investment, according to the following table:

Growth Portfolio

Balanced Portfolio

Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
under $50,000	5.75%	6.10%	5.00%
$50,000 to less than $100,000	5.25	5.54	4.50
$100,000 to less than $200,000	4.75	4.99	4.00
$200,000 to less than $300,000	3.50	3.63	2.80
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

Conservative Portfolio

Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
under $50,000	4.25%	4.44%	3.60%
$50,000 to less than $100,000	3.75	3.90	3.25
$100,000 to less than $300,000	3.25	3.36	2.75
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

[1]

Due to the rounding of the NAV and the offering price of a Portfolio to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher or lower than the percentage stated above.

[2]

No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Portfolio will impose a CDSC of 1.00% on certain redemptions made within 12 months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price.

Waddell & Reed may pay Legend Equities Corporation and other unaffiliated broker-dealers up to 1.00% on investments made in shares with no initial sales charge, according to the following schedule:

1.00% - Sales of $1.0 million to $3,999,999.99

0.50% - Sales of $4.0 million to $49,999,999.99

0.25% - Sales of $50.0 million or more

Custodial and Auditing Services

The Portfolios’ custodian is The Bank of New York Mellon, and its address is One Wall Street, New York, New York 10286. In general, the custodian is responsible for holding the Portfolios’ cash and securities. Deloitte & Touche LLP, located at 1100 Walnut Street, Suite 3300, Kansas City, Missouri, the Trust’s Independent Registered Public Accounting Firm, audits the financial statements and financial highlights of each Portfolio.

PORTFOLIO MANAGERS

The following table provides information relating to the managers of the Portfolios as of December 31, 2016:

F. Chace Brundige

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	15	2	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$11,354.3	$29.8	$142.7
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Cynthia P. Prince-Fox

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	15	2	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$11,354.3	$29.8	$142.7
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Aaron Young

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	12	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$3,587.0	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or account, such as the following:

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The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. IICO seeks to manage such competing interests for the time and attention of portfolio managers by having a portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

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The portfolio manager might execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund might outperform the securities selected for the fund. IICO seeks to manage this potential conflict by requiring all portfolio transactions to be allocated pursuant to IICO’s Allocation Procedures.

IICO and the Trust have adopted certain compliance procedures, including the Code of Ethics, which are designed to address certain types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

IICO believes that integral to the retention of investment professionals are: a) a competitive base salary, that is commensurate with the individual’s level of experience and responsibility. In its consideration of an employee’s base salary, IICO reviews industry specific information regarding compensation in the investment management industry, including data regarding years of experience, asset style managed, etc. Executive management of IICO is responsible for setting the base salary and for its on-going review; b) an attractive bonus structure linked to investment performance, described below; c) eligibility for a stock incentive plan in shares of WDR that rewards teamwork (awards of equity-based compensation typically vest over time, so as to create an incentive to retain key talent). All portfolio managers are eligible for restricted stock awards. If WDR stock is awarded, it will vest over a period of four years, with the first vesting to take place two years after the date of the award; and d) to the extent a portfolio manager also manages institutional separate accounts, a percentage of the revenues earned, on behalf of such accounts, by IICO.

Portfolio managers can receive significant annual performance-based bonuses. The better the pre-tax performance of the portfolio relative to an appropriate benchmark, the more bonus compensation the manager can receive. The primary benchmark is the portfolio manager’s percentile ranking against the performance of managers of the same investment style at other firms. Half of a portfolio manager’s bonus is based upon a three-year period, and half is based upon a one-year period. For truly exceptional results, bonuses can be multiples of base salary. In cases where portfolio managers have more than one portfolio to manage, all the portfolios of similar investment style are taken into account in determining bonuses. With limited exceptions, 30% of annual performance-based bonuses are deferred for a three-year period. During that time, the deferred portion of bonuses is deemed invested in one or more mutual funds managed by IICO (or its affiliate), with a minimum of 50% of the deferred bonus required to be deemed invested in a mutual fund managed by the portfolio manager. In addition to the deferred portion of bonuses being deemed invested in mutual funds managed by IICO (or its affiliate), WDR’s 401(k) plan offers mutual funds managed by IICO (or its affiliate) as investment options. No compensation payable to portfolio managers is based upon the amount of the mutual fund assets under management.

Portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all IICO employees.

Ownership of Securities

As of December 31, 2016, the dollar range of shares of the Portfolios beneficially owned by the portfolio managers was:

Manager	Dollar Range of Shares Owned in Growth Portfolio*	Dollar Range of Shares Owned in Balanced Portfolio*	Dollar Range of Shares Owned in Conservative Portfolio*	Dollar Range of Shares Owned in the Fund Complex
F. Chace Brundige	$0	$0	$0	$100,001 to $500,000
Cynthia P. Prince-Fox	$0	$0	$0	over $1,000,000
Aaron Young	$0	$0	$0	$100,001 to $500,000

*	The Portfolio’s shares are available for purchase only through Ivy InvestEd Plan accounts established under the Arizona Family College Savings Program.

With limited exceptions, a portion of each portfolio manager’s compensation is held in a deferred account, and may be deemed to be invested in funds within the Fund Complex. As of December 31, 2016, the dollar range of shares of the Portfolios deemed owned by the portfolio managers was:

Manager	Dollar Range of Portfolio Shares Deemed Owned	Dollar Range of Shares Deemed Owned in the Fund Complex
F. Chace Brundige	$0	$500,001 to $1,000,000
Cynthia P. Prince-Fox	$0	$500,001 to $1,000,000
Aaron Young	$0	$0

BROKERAGE ALLOCATION AND OTHER PRACTICES

Each Portfolio will purchase and sell the principal portion of its securities, the shares of the underlying Waddell & Reed Advisors Funds or Ivy Funds, without commission or other sales charges. To the extent that a Portfolio purchases or sells U.S. Government securities or short-term commercial paper, such transactions may be directly with issuers, underwriters, dealers or banks. Purchases from underwriters may include a commission or concession paid by the issuer to the underwriter. Purchases from dealers will include the spread between the bid and the asked prices. Otherwise, transactions in securities other than those for which an exchange is the primary market generally are effected with dealers acting as principals or market makers.

Brokerage commissions primarily are paid for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The individuals who manage the Portfolios and the underlying funds also may manage other advisory accounts with similar investment objectives. It can be anticipated that the portfolio manager will frequently, yet not always, place concurrent orders for all or most accounts for which the portfolio manager has responsibility or the Investment Manager otherwise may combine orders for a Portfolio and/or its underlying funds with those of other Portfolios in the Trust and funds within Waddell & Reed Advisors Funds, Ivy Funds and Ivy Funds Variable Insurance Portfolios or other accounts for which it or an affiliate has investment discretion, including accounts affiliated with the Investment Manager. The Investment Manager, at its discretion, may aggregate such orders. Under current written procedures, transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account, except where the combined order is not filled completely. The Investment Manager will ordinarily allocate a partially filled combined order pro rata based on the included orders placed, subject to certain variances provided for in the written procedures.

In all cases, the Investment Manager seeks to implement its allocation procedures to achieve a fair and equitable allocation of securities among its funds and other advisory accounts. Sharing in large transactions could affect the price a Portfolio pays or receives or the amount it buys or sells. Additionally, a better negotiated commission may be available through combined orders.

PROXY VOTING POLICY

The underlying funds have delegated all proxy voting responsibilities to the Investment Manager. The Investment Manager has established guidelines that reflect what it believes are desirable principles of corporate governance.

Listed below are several reoccurring issues and the Investment Manager’s corresponding positions.

Board of Directors Issues:

The Investment Manager generally supports proposals requiring that a majority of the board of directors consist of outside, or independent, directors.

The Investment Manager generally votes against proposals to limit or eliminate liability for monetary damages for violating the duty of care.

The Investment Manager generally votes against indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention. The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. The Investment Manager will support such protection so long as it does not exceed reasonable standards.

The Investment Manager generally votes against proposals requiring the provision for cumulative voting in the election of directors as cumulative voting may allow a minority group of shareholders to cause the election of one or more directors.

Corporate Governance Issues:

The Investment Manager generally supports proposals to ratify the appointment of independent accountants/auditors unless reasons exist which cause it to vote against the appointment.

The Investment Manager generally votes against proposals to restrict or prohibit the right of shareholders to call special meetings.

The Investment Manager generally votes against proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.

The Investment Manager generally votes for proposals to authorize an increase in the number of authorized shares of common stock.

The Investment Manager generally votes against proposals for the adoption of a Shareholder Rights Plan (sometimes referred to as “Purchase Rights Plan”). It believes that anti-takeover proposals generally are not in the best interest of shareholders. Such a Plan gives the board of directors virtual veto power over acquisition offers which may well offer material benefits to shareholders.

Executive/Employee Issues:

The Investment Manager generally will vote for proposals to establish an Employee Stock Ownership Plan (ESOP) as long as the size of the ESOP is reasonably limited.

Political Activity:

The Investment Manager generally will vote against proposals requiring the publication of reports on political activity or contributions made by political action committees (PACs) sponsored or supported by the corporation. PAC contributions generally are made with funds contributed voluntarily by employees, and provide positive individual participation in the political process of a democratic society. In addition, Federal law and most state laws require full disclosure of political contributions made by PACs. This is public information and available to all interested parties. Requiring reports in newspaper publications results in added expense without commensurate benefit to shareholders.

Conflicts of Interest Between the Investment Manager and the Trust:

The Investment Manager will use the following three-step process to address conflicts of interest: (1) the Investment Manager will attempt to identify any potential conflicts of interest; (2) the Investment Manager will then determine if the conflict as identified is material; and (3) the Investment Manager will follow established procedures, as described generally below, to ensure that its proxy voting decisions are based on the best interests of the funds and are not the product of a material conflict.

(1) Identifying Conflicts of Interest: The Investment Manager will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of the Trust’s shareholders on a proxy voting matter. The Investment Manager will review any potential conflicts that involve the following three general categories to determine if there is a conflict and if so, if the conflict is material:

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Business Relationships – The Investment Manager will review any situation for a material conflict where the Investment Manager provides investment advisory services for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it is determined that the Investment Manager (or an affiliate) otherwise has a similar significant relationship with a third party such that the third party might have an incentive to encourage the Investment Manager to vote in favor of management.

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Personal Relationships – The Investment Manager will review any situation where it (or an affiliate) has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.

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Familial Relationships – The Investment Manager will review any situation where it (or an affiliate) has a known familial relationship relating to a company (for example, a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists.

The Investment Manager will designate an individual or committee to review and identify proxies for potential conflicts of interest on an ongoing basis.

(2) “Material Conflicts”: The Investment Manager will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, the Investment Manager will attempt to detect those relationships deemed material based on the reasonable likelihood that they would be viewed as important by the average shareholder.

(3) Procedures to Address Material Conflicts: The Investment Manager will use the following techniques to vote proxies that have been determined to present a “Material Conflict.”

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Use a Proxy Voting Service for Specific Proposals – As a primary means of voting material conflicts, the Investment Manager will vote in accordance with the recommendation of an independent proxy voting service (Institutional Shareholder Services (ISS) or another independent third party if a recommendation from ISS is unavailable).

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Client directed – If the Material Conflict arises from the Investment Manager’s management of a third party account and the client provides voting instructions on a particular vote, the Investment Manager will vote according to the directions provided by the client.

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Use a Predetermined Voting Policy – If no directives are provided by either ISS or the client, the Investment Manager may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established herein, should such subject matter fall sufficiently within the identified subject matter. If the issue involves a material conflict and the Investment Manager chooses to use a predetermined voting policy, the Investment Manager will not be permitted to vary from the established voting policies established herein.

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Seek Board Guidance – If the Material Conflict does not fall within one of the situations referenced above, the Investment Manager may seek guidance from the Board on matters involving a conflict. Under this method, the Investment Manager will disclose the nature of the conflict to the Board and obtain the Board’s consent or direction to vote the proxies. The Investment Manager may use the Board guidance to vote proxies for its non-mutual fund clients.

Echo Voting:

Each Portfolio is a fund of funds that invests primarily in a combination of other funds managed by the Investment Manager (underlying funds). The Board has adopted proxy voting policies to govern the voting of proxies received by each Portfolio with respect to its investments in underlying funds. If an underlying fund has a shareholder meeting, a Portfolio, if possible, will vote its interests in the underlying fund in the same proportion as the votes cast by all of the other shareholders of the underlying fund. This is known as “echo voting” and is designed to avoid potential conflicts of interest.

PROXY VOTING RECORD

Each Portfolio is required to file with the SEC its complete proxy voting record for the 12-month period ending June 30, by no later than August 31 of each year. Information regarding how the proxies for each Portfolio relating to its portfolio securities and for each of the underlying funds were voted during the most recent 12-month period ended June 30, 2016, is available at www.ivyinvestments.com or www.waddell.com (underlying fund information for Waddell & Reed Advisors Funds is only available at www.waddell.com), and on the SEC’s website at http://www.sec.gov.

TRUST SHARES

The Shares of the Portfolios

Each share of each Portfolio represents an interest in that Portfolio’s securities and other assets and in its profits or losses. Each fractional share has the same rights, in proportion, as a full share. Shares are fully paid and nonassessable when purchased.

The Trust does not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval, will be presented to shareholders at a meeting called by the Board for such purpose.

Special meetings of shareholders may be called for any purpose upon receipt by the Trust of a request in writing signed by shareholders owning not less than 25% of the aggregate number of votes to which shareholders are entitled at such meeting, as provided in the Trust instrument and By-laws of the Trust. There will normally be no meeting of the shareholders for the purpose of electing Trustees until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. To the extent that Section 16(c) of the 1940 Act applies to a Portfolio, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders owning at least 10% of the aggregate number of votes to which shareholders of the Portfolio are entitled, as provided in the Trust instrument and By-laws of the Trust.

Each shareholder of the Trust is entitled to one vote for each dollar of NAV of a Portfolio owned by the shareholder. On certain matters such as the election of Trustees, all shares of the three Portfolios vote together as a single class. On other matters affecting a particular Portfolio, the shares of that Portfolio vote together as a separate class, such as with respect to a change in an investment restriction of a particular Portfolio, except that as to matters for which a separate vote of a class is required by the 1940 Act or which affects the interests of one or more particular classes, the affected shareholders vote as a separate class. In voting on a Management Agreement, approval by the shareholders of a Portfolio is effective as to that Portfolio whether or not enough votes are received from the shareholders of any of the other Portfolios to approve the Management Agreement for the other Portfolios.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase of Shares

Minimum Initial and Subsequent Investments

Initial investments must be at least $750 (per Portfolio) with the exceptions described in this paragraph. A minimum initial investment described in the Prospectus pertains to certain exchanges into a Portfolio from another fund. A $150 minimum initial investment pertains to accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $50 or more made from a bank account. Regular investments also may be made through payroll deductions. Except with respect to the maximum account balance limit (as described in the Prospectus), certain exchanges and automatic withdrawals from a bank account, a shareholder may make subsequent investments of any amount.

Reduced Sales Charges

Lower sales charges on the purchase of shares are available by:

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Rights of Accumulation: combining the value of additional purchases of shares of any of the funds in InvestEd Portfolios, Waddell & Reed Advisors Funds and/or Ivy Funds with (i) the NAV of shares already allocable to your Ivy InvestEd Plan account or in an account eligible for grouping with your account (see Account Grouping below) and (ii) the NAV of any class of shares of any of the funds in Waddell & Reed Advisors Funds and/or Ivy Funds held in any Managed Allocation Portfolio (MAP) or Strategic Portfolio Allocation (SPA) program through Waddell & Reed. To be entitled to rights of accumulation, you must inform WISC, the Portfolios’ transfer agent, that you are entitled to a reduced sales charge and provide WISC with the name and number of the existing account(s) with which your purchase may be combined. The reduced sales charge is applicable only to the new purchase. It is not retroactive to shares already allocable to your account or in an account eligible for grouping with your account. Your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings or (b) the amount you invested (including reinvested dividends and other distributions, but excluding capital appreciation) less any withdrawals.

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Letter of Intent: grouping all purchases of the funds referenced above, made during a thirteen-month period pursuant to a Letter of Intent (LOI). By signing an LOI, which is available from WISC, you indicate an intention to invest, over a thirteen-month period, a dollar amount sufficient to qualify for a reduced sales charge. In determining the amount which you must invest in order to qualify for a reduced sales charge under the LOI, your shares already allocable to the same account in which the purchase is being made or in any account eligible for grouping with that account, as described in Account Grouping below, and your shares of any of the funds in Waddell & Reed Advisors Funds and/or Ivy Funds held in any MAP or SPA program through Waddell & Reed, will be included. For purposes of fulfilling the dollar amount required to be invested pursuant to your LOI, all such investments must be initiated prior to the expiration of the thirteen-month period, and will qualify under your LOI, even if the assets are received after the expiration of the thirteen-month period (such as a rollover or transfer from another institution). You must notify WISC if a rollover or transfer from another institution is pending upon the termination of the thirteen-month LOI period. In any event, such assets must be received by WISC no later than ninety days after the initiation date of the rollover or transfer. It is the responsibility of the investor and/or the dealer of record to advise WISC about the LOI when placing purchase orders during the LOI period. You may need to provide appropriate documentation to WISC to evidence the initiation date of the rollover or transfer. Purchases made during the thirty (30) calendar days prior to receipt by WISC of a properly completed LOI will be considered for purposes of determining whether a shareholder has satisfied the LOI. If Waddell & Reed reimburses the sales charge for purchases prior to WISC’s receipt of an LOI, the thirteen-month LOI period will be deemed to have commenced on the date of the earliest purchase within the 30 calendar days prior to receipt by WISC of the LOI.

When an LOI is established, shares valued at 5% of the intended investment are held in escrow. Escrowed shares will be released from escrow once the terms of the LOI are satisfied. If the amount invested during the thirteen-month LOI period is less than the amount specified by the LOI, the LOI will terminate and the applicable sales charge specified in the Prospectus will be charged as if the LOI had not been executed, and such sales charge will be collected by the redemption of escrowed shares equal in value to such sales charge. Any redemption you request during the thirteen-month LOI period will be taken first from non-escrowed shares. Any request you make that will require redemption of escrowed shares will result in termination of the LOI, and the applicable sales charge specified in the Prospectus will be collected by the redemption of escrowed shares. Any escrowed shares not needed to pay the applicable sales charge will be available for redemption by you.

Purchases of shares of any of the funds within the Waddell & Reed Advisors Funds, the Ivy Funds and/or the InvestEd Portfolios will be considered for purposes of meeting the terms of an LOI, except as set forth herein. Investments in mutual funds other than those described in the preceding sentence and in insurance products offered by Waddell & Reed, Inc. will not be considered for purposes of meeting the terms of an LOI.

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Account Grouping: grouping purchases by certain related persons. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase of shares in your Ivy InvestEd plan account may be grouped with the current account value of purchased Class A, Class B, Class C and/or Class E shares in any other account that you may own, with your shares of any of the funds in Waddell & Reed Advisors Funds and/or Ivy Funds held in any MAP or SPA program through Waddell & Reed, or in accounts of household members of your immediate family (spouse and children under 21). Please note that grouping is allowed only for a) accounts of the owner that have the same address or Social Security or other taxpayer identification number, and b) accounts of immediate family members living (or maintaining a permanent address) in the same household as the owner; however, you also may group purchases made by you and your immediate family in: business accounts controlled by you or your immediate family (for example, you own the entire business); partnerships for which you or a member of your immediate family is the controlling partner; trust accounts established by you or your immediate family or trust accounts for which you or a member of your immediate family is a beneficiary; minor-owned accounts for which you serve as custodian or guardian; and/or accounts of endowments or foundations established and controlled by you or your immediate family. For purposes of account grouping, an individual’s legally-recognized domestic partner who has the same address may be treated as his or her spouse.

With respect to purchases under retirement plans:

1. All purchases of shares made under an employee benefit plan described in Section 401(a) of the Code, including a 401(k) plan (Qualified Plan), that is maintained by an employer and all plans of any one employer or affiliated employers also will be grouped. All Qualified Plans of an employer who is a franchisor and those of its franchisee(s) also may be grouped.

2. All purchases of shares made under a simplified employee pension plan (SEP IRA), Savings Incentive Match Plan for Employees of Small Employers Individual Retirement Account (SIMPLE IRA), or similar arrangement adopted by an employer or affiliated employers may be grouped, if grouping is elected by the employer when the plan is established. Alternatively, the employer may elect that purchases made by individual employees under such plan also be grouped with the other accounts of the individual employees. If evidence of either election is not received by WISC, purchases will be grouped at the plan level.

3. All purchases of shares made by you or your spouse for (a) your respective individual retirement accounts (IRAs) or salary reduction plan accounts under Section 457(b) or Section 403(b) of the Code, may be grouped, provided that such purchases are subject to a sales charge (see Sales Charge Waivers for Certain Transactions below; if your purchase qualifies for NAV eligibility pursuant to these sections, you may not group that purchase) or, (b) your respective employee benefit plan accounts under Section 401(a) of the Code, including a 401(k) plan, may be grouped, provided that you and your spouse are the only participants in the plan.

In order for an eligible purchase to be grouped, you must advise WISC at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Shares of Waddell & Reed Advisors Cash Management or Ivy Government Money Market Fund are not eligible for either Rights of Accumulation or LOI privileges, unless such shares have been acquired by exchange for Class A shares on which a sales charge was paid, or as a dividend or other distribution on such acquired shares.

If you are investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy shares allocable to your Ivy InvestEd Plan account without a sales charge. However, you may be charged a CDSC of 1.00% on any shares purchased without a sales charge that you sell within the first 12 months of owning them. This CDSC may be waived under certain circumstances, as noted in the Prospectus. Your financial advisor or a WISC representative can answer your questions and help you determine if you are eligible.

Other Funds within Waddell & Reed Advisors Funds, Ivy Funds and InvestEd Portfolios

Reduced sales charges for larger purchases of shares apply to purchases of any shares of the Trust for Ivy InvestEd Plan accounts and of the Class A or Class E shares (if applicable) of any of the funds within Waddell & Reed Advisors Funds and Ivy Funds subject to a sales charge. A purchase of Class A shares held in any of the funds within the Waddell & Reed Advisors Funds and/or Class A or E shares of Ivy Funds subject to a sales charge will be treated as an investment in a Portfolio for the purposes of determining the applicable sales charge. For these purposes, Class A shares of Waddell & Reed Advisors Cash Management or Class A or E shares of Ivy Government Money Market Fund that were acquired by exchange of another fund within Waddell & Reed Advisors Funds or Ivy Funds in Class A or Class E shares on which a sales charge was paid, plus the shares paid as dividends on those acquired shares, also are taken into account. Additionally, Class B and Class C shares of any of the funds within Waddell & Reed Advisors Funds and/or Ivy Funds are taken into account.

Net Asset Value Purchases of Shares

Shares of a Portfolio may be purchased at NAV by current or retired Trustees of the Trust (or retired directors or trustees of any entity to which the Trust or a Portfolio is the successor), directors of any affiliated companies of the Trust, or of any affiliated entity of Waddell & Reed, current and certain retired employees of Waddell & Reed and its affiliates, current and certain retired financial advisors of Waddell & Reed and its affiliates, and the spouse, children, parents, children’s spouses and spouse’s parents of each (including purchases into certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of Waddell & Reed.

For this purpose, child includes stepchild, parent includes stepparent and an individual’s legally-recognized domestic partner who has the same address may be treated as his or her spouse. Trusts under which the grantor and the trustee or a co-trustee are each an eligible purchaser also are eligible for NAV purchases of shares. Employees include retired employees. A retired employee is an individual separated from service from Waddell & Reed, or from an affiliated company with a vested interest in any employee benefit plan sponsored by Waddell & Reed or any of its affiliated companies. Financial advisors include retired financial advisors. A custodian under UGMA or UTMA purchasing for the child or grandchild of any employee or financial advisor may purchase shares at NAV whether or not the custodian himself is an eligible purchaser. Employees of financial advisors of Waddell & Reed may purchase shares at NAV.

Shares of a Portfolio may be purchased at NAV for Ivy InvestEd Plan accounts once in a 12-month period (subject to applicable regulations) if the purchase is made with the proceeds of the redemption of shares of a Portfolio which is within InvestEd Portfolios. The reinvestment must be made into the same Portfolio and account from which it had been redeemed and the purchase is made within 60 days of such redemption (minimum investment amounts will apply). Purchases made pursuant to the Automatic Investment Service (AIS), payroll deduction and regularly scheduled contributions made by employers on behalf of its employees are not eligible for purchases at NAV under this policy.

Shares of a Portfolio may be purchased at NAV for Ivy InvestEd Plan accounts owned by sales representatives, employees and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents) associated with Legend Group Holdings LLC and its subsidiaries.

Shares also may be issued at NAV for Ivy InvestEd Plan accounts in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Trust or a Portfolio is a party.

Shares of a Portfolio may be purchased at NAV for Ivy InvestEd Plan accounts owned by sales representatives and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents) associated with unaffiliated third party broker-dealers with which Waddell & Reed has entered into selling agreements.

Shares of a Portfolio may be purchased at NAV for Ivy InvestEd Plan accounts owned by certain clients investing through certain investment advisers and broker-dealers in fee-based brokerage or advisory accounts, wrap accounts and asset allocation programs that charge asset-based fees.

Purchases of shares may be made at NAV for Ivy InvestEd Plan accounts owned by participants in an employer sponsored payroll deduction plan having 100 or more eligible employees, and the shares are purchased through payroll deduction.

Purchases of shares may be made at NAV by investors transferring their 529 Plan accounts from the Arizona Family College Savings Program sponsored by Securities Management and Research, Inc. (SM&R) to the Ivy InvestEd Plan sponsored by Waddell & Reed due to the closing of the SM&R-sponsored 529 Plan. Additionally, if an investor established their SM&R-sponsored 529 Plans directly through SM&R rather than through a financial intermediary and qualified for NAV pricing through SM&R, such investor may purchase additional shares, at NAV, into their transferred Ivy InvestEd Plan accounts.

Reasons for Differences in the Public Offering Price of Trust Shares

As described herein and in the Prospectus, there are a number of instances in which a Portfolio’s shares are sold or issued on a basis other than at the maximum public offering price, that is, the NAV plus the highest sales charge. Some of these instances relate to lower or eliminated sales charges for larger purchases of Trust shares, whether made at one time or over a period of time as under an LOI or Rights of Accumulation. See the table of breakpoints in sales charges in the Prospectus and in this SAI. The reasons for these quantity discounts are, in general, that (1) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts, (2) certain quantity discounts are required by rules of the Financial Industry Regulatory Authority, Inc. (FINRA) (as is elimination of sales charges on the reinvestment of dividends and other distributions), and (3) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

In general, the reasons for the other instances in which there are reduced or eliminated sales charges for Trust shares are as follows. Exchanges at NAV are permitted because a sales charge has already been paid on the shares exchanged, except that exchanges from Class A shares of Waddell & Reed Advisors Cash Management or Ivy Government Money Market Fund are subject to the sales charge applicable to the Portfolio being exchanged into, unless the shares of Waddell & Reed Advisors Cash Management or Ivy Government Money Market Fund were previously acquired by an exchange from Class A shares of another fund within Waddell & Reed Advisors Funds or Ivy Funds on which a sales charge was already paid. Sales of shares without a sales charge are permitted to Ivy InvestEd Plan accounts owned by Trustees, officers and certain others due to reduced or eliminated selling expenses and since such sales may aid in the development of a sound employee organization, encourage responsibility and interest in the Trust and an identification with its aims and policies. Limited reinvestments of redemptions of shares at no sales charge are permitted to attempt to protect against mistaken or not fully informed redemption decisions. Shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted by the 1940 Act from the otherwise applicable requirements as to sales charges. Shares may be sold without a sales charge to Ivy InvestEd Plan accounts owned by persons who have an existing relationship with Waddell & Reed (or any of its affiliates), as well as to Ivy InvestEd Plan accounts owned by persons who purchase such shares through certain advisory programs, due to reduced selling expenses incurred by Waddell & Reed. Reduced or eliminated sales charges also may be used for certain short-term promotional activities by Waddell & Reed, its affiliates or other third parties. In no case in which there is a reduced or eliminated sales charge are the interests of existing shareholders adversely affected since, in each case, each Portfolio receives the NAV per share of all shares sold or issued.

Redemptions

The Prospectus gives information as to redemption procedures. Redemption payments are made within seven days from receipt of a request in good order, as described in the Prospectus, unless delayed because of emergency conditions as determined by the SEC, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash.

Systematic Withdrawal Plan for InvestEd Shareholders

If you qualify, you may arrange to receive through the Systematic Withdrawal Plan (Service) regular monthly, quarterly, semiannual or annual payments by redeeming on an ongoing basis shares that you own in the Portfolio. It would be a disadvantage to an investor to make additional purchases of shares while the Service is in effect because it would result in duplication of sales charges. Certain shares to which the CDSC otherwise applies, that are redeemed under the Service are not subject to a CDSC provided the amount withdrawn does not exceed, annually, 12% of the account value. Applicable forms to start the Service are available through WISC.

The maximum amount of the withdrawal for monthly, quarterly, semiannual and annual withdrawals is 1%, 3%, 6% and 12%, respectively, of the value of your account at the time the Service is established. As noted above, the withdrawal proceeds are not subject to the CDSC, but only within these percentage limitations. The minimum withdrawal is $50. The Service, and this exclusion from the CDSC, do not apply to a one-time withdrawal outside of the Service.

To qualify for the Service, you must have invested at least $10,000 in shares of any of the funds in the InvestEd Portfolios, or Class A, Class B, Class C or Class E shares of any of the funds within Ivy Funds or Class A, Class B or Class C shares of any of the funds within Waddell & Reed Advisors Funds, and continue to own such shares on the date the Service is requested; or, the value of such shares must be at least $10,000 as of the date the Service is requested. The value for this purpose is the value at the current offering price.

You can choose to have shares redeemed to receive:

1. a monthly, quarterly, semiannual or annual payment of $50 or more;

2. a monthly payment, which will change each month, equal to one-twelfth of a percentage of the value of the shares in the account; (you select the percentage); or

3. a monthly or quarterly payment which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).

This Service is subject to the following conditions:

1. withdrawal must be used for the benefit of the named Designated Beneficiary on the account;

2. withdrawal must be used for Qualifying expenses incurred during the current calendar year at a Qualifying post-secondary educational institution; and

3. Designated Beneficiary must possess a high school diploma, be enrolled at least part-time in a Qualifying post-secondary educational institution and be at least 17 years of age.

Shares are redeemed on either the 5th day or the 20th day of the month in which the payment is to be made, or on the prior business day if the 5th or 20th is not a business day. Payments are made within 5 days of the redemption.

The dividends and other distributions on shares of a class you have made available for the Service are paid in additional shares of that class. All payments under the Service are made by redeeming shares, which may result in your recognizing a gain or loss for Federal income tax purposes. To the extent that payments exceed dividends and other distributions, the number of shares you own will decrease. When all of the shares in an account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity, income or a return on your investment. You may, at any time, change the manner in which you have chosen to have shares redeemed to any of the other choices originally available to you. You may, at any time, redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The Trust can also terminate the Service by notifying you in writing.

Reinvestment Privilege

Each Portfolio offers a reinvestment privilege that allows you to reinvest once in a 12-month period without charge all or part of any amount of shares you redeem from the Portfolio (subject to applicable regulations) by sending to the Portfolio the amount you wish to reinvest. The amount you return will be reinvested in shares of that Portfolio at the NAV next calculated after the Portfolio receives the returned amount. Your written request to reinvest and the amount to be reinvested must be received within 60 calendar days after your redemption request was received, and the Portfolio must be offering shares at the time your reinvestment request is received (minimum investment amounts will apply). You can do this only once in a 12-month period as to shares of a Portfolio. The reinvestment must be made into the same Portfolio and account from which it had been redeemed. The reinvestment will be treated as a new contribution. This privilege may be eliminated or modified at any time without prior notice to shareholders. Purchases made pursuant to the AIS, payroll deduction, and regularly scheduled contributions made by an employer on behalf of its employees are not eligible for purchase at NAV under this policy.

Determination of Offering Price

The NAV of the shares of a Portfolio is the value of the Portfolio, less the Portfolio’s liabilities, divided by the total number of outstanding shares of that Portfolio.

Shares of each Portfolio are sold at their next determined NAV plus the sales charge described in the Prospectus. The sales charge is paid to Waddell & Reed, the Trust’s Distributor. The price makeup as of December 31, 2016, which is the most recent balance sheet incorporated into this SAI by reference, was as follows:

InvestEd Growth Portfolio

NAV per share (net assets divided by shares outstanding)	$10.80
Add: selling commission (5.75% of offering price)	0.66

Maximum offering price per share (NAV divided by 94.25%)	$11.46

InvestEd Balanced Portfolio

NAV per share (net assets divided by shares outstanding)	$10.76
Add: selling commission (5.75% of offering price)	0.66

Maximum offering price per share (NAV divided by 94.25%)	$11.42

InvestEd Conservative Portfolio

NAV per share (net assets divided by shares outstanding)	$10.16
Add: selling commission (4.25% of offering price)	0.45

Maximum offering price per share (NAV divided by 95.75%)	$10.61

The offering price of a Portfolio share is its NAV next calculated following acceptance of a purchase request in good order, plus the sales charge described in the Prospectus. Proper order includes receipt by Waddell & Reed, in the home office, of a completed Ivy InvestEd 529 Plan Account Application and additional required documentation, if applicable. Therefore, if your order is received in proper form by Waddell & Reed or an authorized third party before 4:00 p.m. Eastern time on a day in which the NYSE is open, you generally should receive that day’s offering price. If your order is received in proper form by Waddell & Reed or an authorized third party after 4:00 p.m. Eastern time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day. The number of shares you receive for your purchase depends on the next offering price after Waddell & Reed receives and accepts your order. You will be sent a confirmation after your purchase (except for automatic transactions) which will indicate how many shares you have purchased.

Waddell & Reed need not accept any purchase order, and it or a Portfolio may determine to discontinue offering shares for purchase.

The NAV per share of a Portfolio is ordinarily computed once on each day that the NYSE is open for trading as of the close of the regular session of the NYSE, and the NAV of an underlying fund’s shares is ordinarily computed once on each day that the NYSE is open for trading as of the later of the close of the regular session of the NYSE, 4:00 p.m. Eastern time, or the close of the regular session of any other securities or commodities exchange on which an option or futures contract held by an underlying fund is traded. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days. Since each Portfolio invests almost exclusively in shares of underlying funds within Waddell & Reed Advisors Funds and, for certain Portfolios, Ivy Funds, the Portfolio’s NAV will be affected by changes in the respective NAVs of its underlying fund(s).

The NAV per share of a Portfolio, as well as that of each underlying fund, may change every business day, since typically the value of the assets and the number of shares outstanding change every business day. However, Ivy Government Money Market Fund is designed so that the value of each share of the fund (the NAV per share) will remain fixed at $1.00 per share except under extraordinary circumstances, although there is no assurance that the fund will be successful in meeting this objective.

Valuation – General

The NAV and offering price per share of each Portfolio ordinarily are computed once on each day that the NYSE is open for trading. Listed securities generally are valued at their closing price, which is the last traded price on the principal securities exchange on which the security is traded. Certain foreign exchanges may continue to trade after the close of the NYSE; in such cases, prices for securities primarily traded on these exchanges will be taken at the close of the NYSE.

Stocks are ordinarily valued by the primary pricing service as set forth in the Portfolios’ Valuation Procedures. If a price from the primary pricing service is not available, the next pricing service will be utilized in the order set forth in the Valuation Procedures. In the event a price is not available from any of the approved pricing services, a price will be sought from an exchange.

Bonds (including foreign bonds), convertible bonds, government securities and mortgage-backed securities are ordinarily valued at the bid price provided by the primary pricing service as set forth in the Valuation Procedures, while municipal bonds are valued at the mean price. Loans also are valued at the bid price provided by the primary pricing service as set forth in the Valuation Procedures. If a price from the primary pricing service is not available, the next pricing service will be utilized in the order set forth in the Valuation Procedures. In the event a price is not available from any of the approved pricing services set forth in the Valuation Procedures, a price will be sought from a broker-dealer. In the event no pricing service price is available and no broker-dealer quote is available, or in the case where a price is available from a pricing service but deemed unreliable, the Valuation Committee will fair value the security pursuant to the Valuation Procedures.

Listed options contracts and OTC options are ordinarily valued, as of the valuation time, at the mean of the bid and ask price as provided by the primary pricing service set forth in the Valuation Procedures. If a price from the primary pricing service is not available, the next pricing service will be utilized in the order set forth in the Valuation Procedures. In the event a price for listed or OTC options is not available from any of the approved pricing services listed in the Valuation Procedures, a price is sought from a broker-dealer. In the event a price is not available from any approved pricing service or from a broker-dealer, the Valuation Committee will fair value the option pursuant to the Valuation Procedures.

Futures contracts will be valued at the settlement price as provided by the primary pricing service set forth in the Valuation Procedures. In the event a price is not available from the primary pricing service, the next pricing service will be utilized in the order set forth in the Valuation Procedures. In the event a price is not available from any of the approved pricing services listed in the Valuation Procedures, a price will be sought from an exchange.

Swaps, including but not limited to credit default swaps and interest rate swaps, are valued at the price provided by the primary pricing service set forth in the Valuation Procedures. In the event a price is not available from the primary pricing service, the next pricing service will be utilized in the order set forth in the Valuation Procedures. If a price is not available from any of the approved pricing services set forth in the Valuation Procedures, a price will be sought from a broker-dealer. If a price is available from a pricing service but deemed unreliable based on variance checks conducted by IICO’s Fund Accounting department, the Valuation Committee will fair value the security pursuant to the Valuation Procedures.

Foreign currency exchange rates are ordinarily provided by the primary pricing service set forth in the Valuation Procedures. In the event a foreign currency exchange rate is not available from the primary pricing service, the next pricing service will be utilized in the order set forth in the Valuation Procedures. In the event a foreign currency exchange rate is not available from any of the approved pricing services set forth in the Valuation Procedures, or in the event any foreign currency exchange rate is deemed inaccurate by the Valuation Committee, a bid and offer will be sought from one or more broker-dealers. The mean of the bid(s) and offer(s) will be used to calculate the applicable foreign currency exchange rate.

Precious metals will be valued at the last traded spot price for the appropriate metal by the primary pricing service immediately prior to the Valuation Time set forth in the Valuation Procedures. If a spot price is not available from the primary pricing service, the next pricing service will be utilized in the order set forth in the Valuation Procedures.

When an underlying fund believes a reported market price for a security does not reflect the amount the fund would receive on a current sale of that security, the fund may substitute for the market price a fair-value determination made according to procedures approved by the Board. An underlying fund also may use these procedures to value certain types of illiquid securities.

Fair value pricing generally will be used by an underlying fund if the exchange on which a portfolio security is traded closes early or if trading in a particular security is halted during the day and does not resume prior to the time the fund’s NAV is calculated.

An underlying fund also may use these methods to value securities that trade in a foreign market if a significant event that appears likely to materially affect the value of foreign investments or foreign currency exchange rates occurs between the time that foreign market closes and the time the NYSE closes. An underlying fund that invests a portion of its assets in foreign securities also may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of fund shares. In that case, such investments or exchange rates may be valued at their fair values as determined according to the procedures approved by the Board. Significant events include, but are not limited to, (1) events impacting a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts affecting a country or region, and (4) significant U.S. or foreign market fluctuation.

The underlying funds have retained certain third-party pricing services (together, the Service) to assist in valuing foreign securities and other foreign investments (collectively, foreign securities) held in the underlying funds’ portfolios. The Service conducts a screening process to indicate the degree of confidence, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where WISC, in accordance with procedures adopted by the Board, believes, at the approved degree of confidence, that the price is not reflective of current market price, WISC may use the indication of fair value from the Service to determine the fair value of the foreign security. The Service, the methodology or the degree of certainty may change from time to time. The Board regularly reviews, and WISC regularly monitors and reports to the Board, the Service’s pricing of the underlying funds’ foreign securities, as applicable.

Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event – thus potentially alleviating arbitrage opportunities with respect to underlying fund shares. Another effect of fair valuation is that an underlying fund’s NAV will be subject, in part, to the judgment of the Board or its designee instead of being determined directly by market prices. When fair value pricing is applied, the prices of securities used by an underlying fund to calculate its NAV may differ from quoted or published prices for the same securities, and therefore, a shareholder purchasing or redeeming shares on a particular day might pay or receive more or less than would be the case if a security were valued differently. It also may affect all shareholders in that if underlying fund assets were paid out differently due to fair value pricing, all shareholders will be impacted incrementally. There is no assurance, however, that fair value pricing will more accurately reflect the value of a security on a particular day than the market price of such security on that day or that it will prevent or alleviate the impact of market timing activities. For a description of market timing activities, please see Market Timing Policy in the Prospectus.

Optional delivery standby commitments are valued at fair value under the general supervision and responsibility of the Board. They are accounted for in the same manner as exchange-listed puts.

Valuation – Ivy Government Money Market Fund (the “Fund” for purposes of this section)

Ivy Government Money Market Fund operates under Rule 2a-7 which permits it to value its portfolio securities on the basis of amortized cost, provided it meets certain conditions. The amortized cost method of valuation is accomplished by valuing a security at its cost and thereafter assuming a constant amortization rate to maturity of any discount or premium, and does not reflect the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized gains or losses.

While the amortized cost method provides some degree of certainty in valuation, there may be periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on the Fund’s shares may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments and changing its dividends based on these changing prices. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund’s shares would be able to obtain a somewhat higher yield than would result from investment in such a fund, and existing investors in the Fund’s shares would receive less investment income. The converse would apply in a period of rising interest rates.

Under Rule 2a-7, the Fund’s board of trustees has established procedures designed to stabilize, to the extent reasonably possible, the Fund’s price per share as computed for the purpose of sales and redemptions at $1.00. As required, such procedures include review of the Fund’s portfolio holdings by the Fund’s board of trustees at such intervals as it may deem appropriate and at such intervals as are reasonable in light of current market conditions to determine whether the Fund’s NAV calculated by using available market quotations or an appropriate substitute that reflects current market conditions (market valuation) deviates from the per share value based on amortized cost.

Under Rule 2a-7, if the extent of any deviation between the NAV per share based upon available market valuation and the NAV per share based on amortized cost exceeds one-half of 1%, the Fund’s board of trustees must promptly consider what action, if any, will be initiated. When the board of trustees believes that the extent of any deviation may result in material dilution or other unfair results to investors or existing shareholders, it is required to take such action as it deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results. Such actions could include the sale of portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or payments of distributions from capital or net realized capital gains (if any), redemptions of shares in kind, establishing a NAV per share using available market quotations, or suspending redemption of Ivy Government Money Market Fund’s shares and liquidating the Fund.

TAXATION OF THE PORTFOLIOS AND UNDERLYING FUNDS

Each Portfolio and underlying fund (each, a Fund) is treated as a separate corporation for Federal tax purposes. Each Fund has qualified since its inception for treatment as a RIC (that is, a “regulated investment company” under the Code), and each intends to continue to qualify for that treatment so that it is relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net taxable investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. To continue to qualify for treatment as a RIC, a Fund must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income plus its net interest income excludable from gross income under Code Section 103(a) (Distribution Requirement) and must meet several additional requirements. For each Fund, these requirements include the following:

(1)	the Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures contracts or forward currency contracts) derived with respect to its business of investing in securities or those currencies (collectively, Qualifying Income) and (b) net income from an interest in a qualified publicly traded partnership (QPTP) (Income Requirement); and

(2)	at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than government securities or the securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (iii) the securities of one or more QPTPs (collectively, Diversification Requirements).

A QPTP is defined as a publicly traded partnership (generally, a partnership the interests in which are “traded on an established securities market” or are “readily tradable on a secondary market (or the substantial equivalent thereof)”) other than a partnership at least 90% of the gross income of which consists of Qualifying Income. All of the net income derived by a Fund from an interest in a QPTP will be treated as qualifying income but the Fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a Fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

If an MLP is treated as a partnership for U.S. Federal income tax purposes (whether or not a QPTP), all or portion of the dividends received by a Fund from the MLP likely will be treated as a return of capital for U.S. Federal income tax purposes because of accelerated deductions available with respect to the activities of such MLPs. Further, because of these accelerated deductions, on the disposition of interests in such an MLP, a Fund likely will realize taxable income in excess of economic gain with respect to those MLP interests (or if the Fund does not dispose of the MLP, the Fund could realize taxable income in excess of cash flow with respect to the MLP in a later period), and the Fund must take such income into account in determining whether the Fund has satisfied its Distribution Requirement. A Fund may have to borrow or liquidate securities to satisfy its Distribution Requirement and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to sell securities or borrow money at such time. In addition, any gain recognized, either upon the sale of a Fund’s MLP interest or sale by the MLP of property held by it, including in excess of economic gain thereon, treated as so-called “recapture income,” will be treated as ordinary income.

Although MLPs are generally expected to be treated as partnerships for U.S. Federal income tax purposes, some MLPs may be treated as PFICs or “regular” corporations for U.S. Federal income tax purposes. The treatment of particular MLPs for U.S. Federal income tax purposes will affect the extent to which a fund can invest in MLPs and will impact the amount, character, and timing of income recognized by the Fund.

If a Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed as an ordinary corporation on the full amount of its taxable income for that year (even if it distributed that income to its shareholders). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment. However, the Code provides certain saving provisions that will allow a Fund to cure a failure (subject to paying a deductible tax) as long as such failure is due to reasonable cause and not due to willful neglect.

Each Portfolio invests almost exclusively in shares of the underlying Waddell & Reed Advisors Funds and Ivy Funds and also may invest directly in U.S. government securities, commercial paper and other short-term corporate obligations and money market instruments. Accordingly, a Portfolio’s income will consist of dividends and other distributions it receives from the underlying funds in which it invests, net gains it realizes from the disposition of those funds’ shares and other securities, and interest it earns. If an underlying fund qualifies for tax treatment as a RIC (and each underlying fund has done so since its inception and intends to continue to do so, as noted above), then: (1) dividends paid to a Portfolio from the underlying fund’s investment company taxable income will be taxable to the Portfolio as ordinary income to the extent of the underlying fund’s earnings and profits and (2) distributions paid to a Portfolio from the underlying fund’s net capital gain will be taxable to the Portfolio as long-term capital gain, regardless of how long the Portfolio has held the underlying fund’s shares. If a Portfolio qualifies for treatment as a RIC, these tax consequences will have little impact, because, as noted in the Prospectus, each Portfolio intends to distribute substantially all its net investment income and net capital gains each taxable year and thus will pay no Federal income tax on the dividends, other distributions and gains it receives and realizes and distributes.

Each Fund will be subject to a nondeductible 4% excise tax (Excise Tax) to the extent it fails to distribute, by the end of any calendar year, substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these purposes, a Fund may defer into the next taxable year any capital loss incurred between November 1 and the end of the current taxable year, as well as certain late year ordinary losses incurred between January 1 and the end of the current taxable year. It is the policy of each Portfolio, and the Portfolios understand that it is the policy of each underlying fund, to pay sufficient dividends and other distributions each year to avoid imposition of the Excise Tax.

A fund of funds generally will not be able to currently offset gains realized by one underlying fund in which the fund of funds invests against losses realized by another underlying fund. If shares of an underlying fund are purchased within 30 days before or after redeeming at a loss other shares of that underlying fund (whether pursuant to a rebalancing of the Fund’s portfolio or otherwise), all or a part of the loss will not be deductible by the Portfolio and instead will increase its basis for the newly purchased shares.

Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively, “foreign taxes”) that would reduce the yield and/or total return on its securities.

The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. The gains that a Fund derives from investments in options or futures contracts that are made for the purpose of hedging the Fund’s investment in securities of companies in the businesses of mining, processing, producing, exploring for, refining, or selling gold generally constitute Qualifying Income. However, direct investments by a Fund in precious metals, structured notes linked to precious metals or in options or futures contracts on precious metals made for non-hedging purposes would have adverse tax consequences for the Fund and its shareholders if it either (1) derived more than 10% of its gross income in any taxable year from the disposition of such metals, notes, options, and futures contracts and from other non-Qualifying Income and thus failed to satisfy the Income Requirement or (2) held such metals, notes, options, and futures contracts in such quantities that it failed to satisfy the 50% Diversification Requirement. Each Fund that invests in precious metals, structured notes linked to precious metals, or in options or futures contracts on precious metals intends to manage or continue to manage its holdings thereof so as to avoid failing to satisfy those requirements for these reasons. A Fund will be able to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the Fund pays a deductible tax calculated in accordance with those provisions and meets certain other requirements.

Certain Funds may invest in taxable or municipal zero coupon bonds or other securities issued with OID. As a holder of those securities, a Fund must include in its gross income (or take into account, in the case of OID on tax-exempt securities) the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, a Fund must include in its gross income each taxable year, securities it receives as “interest” on PIK securities. Because a Fund annually must distribute (1) substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to avoid imposition of the Excise Tax and (2) substantially all of the sum of that income and its net tax-exempt income (including any tax-exempt OID) to satisfy the Distribution Requirement, it may be required in a particular taxable year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund’s cash assets or from the proceeds of sales of its portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

UNDERWRITER

Waddell & Reed, located at 6300 Lamar Avenue, Overland Park, KS, acts as principal underwriter and distributor of the Trust’s shares pursuant to an underwriting agreement entered into between Waddell & Reed and the Trust (the Underwriting Agreement). The Underwriting Agreement requires Waddell & Reed to use its best efforts to sell the shares of the Portfolios but is not exclusive, and permits and recognizes that Waddell & Reed also distributes shares of other investment companies and other securities. Portfolio shares are sold on a continuous basis. Waddell & Reed is not required to sell any particular number of shares, and sells shares only for purchase orders received. Under this agreement, Waddell & Reed pays the costs of sales literature, including the costs of shareholder reports used as sales literature.

The dollar amounts of underwriting commissions for the shares (and formerly Class A shares) of each Portfolio for the past three fiscal years were:

	December 31, 2016	December 31, 2015	December 31, 2014
InvestEd Balanced Portfolio	$364,251	$379,257	$373,038
InvestEd Conservative Portfolio	111,997	123,254	116,296
InvestEd Growth Portfolio	468,643	523,447	531,348

The dollar amounts retained by Waddell & Reed for each Portfolio for the past three fiscal years were:

	December 31, 2016	December 31, 2015	December 31, 2014
InvestEd Balanced Portfolio	$173,897	$181,223	$182,762
InvestEd Conservative Portfolio	54,736	59,394	56,767
InvestEd Growth Portfolio	203,732	229,575	238,549

FINANCIAL STATEMENTS

The audited Financial Statements and Financial Highlights of each of the Portfolios of the Trust, including notes thereto, and the report of the Trust’s Independent Registered Public Accounting Firm, Deloitte & Touche LLP, for the fiscal year ended December 31, 2016 are incorporated herein by reference. They are contained in the Trust’s Annual Report to Shareholders, dated December 31, 2016, which is available upon request.

PORTFOLIO HOLDINGS DISCLOSURE

Portfolio holdings can be found at www.ivyinvestments.com or at www.waddell.com. Alternatively, a complete schedule of portfolio holdings of each Portfolio for the first and third quarters of each fiscal year is filed with the SEC and can be found on the Trust’s Form N-Q. These holdings also may be viewed in the following ways:

•	On the SEC’s website at http://www.sec.gov.

•	For review and copy at the SEC’s Public Reference Room in Washington, DC Information on the operations of the Public Reference Room may be obtained by calling 202.551.8090.

The complete schedule of portfolio holdings, for each of the underlying funds, for the first and third quarters of each fund’s respective fiscal year also will be filed with the SEC on the fund’s Form N-Q. The Form N-Q for each underlying fund may be obtained as listed above.

Information concerning Ivy Government Money Market Fund’s portfolio holdings is posted at www.ivyinvestments.com, 5 business days after the end of each month and remains posted on the website for at least 6 months thereafter. In addition, information concerning Ivy Government Money Market Fund’s portfolio holdings is filed on a monthly basis with the SEC on Form N-MFP.

APPENDIX A

The following are descriptions of some of the ratings of securities the Trust or an underlying fund may invest. The Trust or an underlying fund also may use ratings provided by other NRSROs in determining the eligibility of securities for investment.

Description of Bond Ratings

S&P Global Ratings, a division of S&P Global Inc. (S&P). An S&P corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

A brief description of the applicable S&P rating symbols and their meanings follow:

AAA — An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C — An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D — An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the due date, unless S&P believes that such payments will be made within 5 business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR — This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s Investors Service, Inc. (Moody’s). A brief description of the applicable Moody’s rating symbols and their meanings follows:

Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds which are rated Baa are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Note: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol 1 following the rating.

Ba — Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B — Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa — Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca — Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues often are in default or have other marked shortcomings.

C — Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Description of Preferred Stock Ratings

S&P. An S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

The preferred stock ratings are based on the following considerations:

1. Likelihood of payment — capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

2. Nature of, and provisions of, the issue;

3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA — This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA — A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A — An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB — An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the ‘A’ category.

BB, B, CCC — Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC — The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C — A preferred stock rated C is a non-paying issue.

D — A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

NR — This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Plus (+) or minus (-) — To provide more detailed indications of preferred stock quality, the rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Moody’s. Because of the fundamental differences between preferred stocks and bonds, a variation of Moody’s familiar bond rating symbols is used in the quality ranking of preferred stocks. The symbols are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Preferred stock rating symbols and their definitions are as follows:

aaa — An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa — An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a — An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa — An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba — An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b — An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa — An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca — An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c — This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Description of Note Ratings

S&P. An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

1. Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note).

2. Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

The note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Moody’s. Moody’s Short-Term Loan Ratings — Moody’s ratings for state and municipal short-term obligations will be designated Moody’s Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run. Rating symbols and their meanings follow:

MIG 1 — This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2 — This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3 — This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4 — This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Description of Commercial Paper Ratings

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to indicate the relative degree of safety. Issues assigned an A rating (the highest rating) are regarded as having the greatest capacity for timely payment. An A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An A-2 rating indicates that capacity for timely payment is satisfactory; however, the relative degree of safety is not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment; however, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only speculative capacity for timely payment. A C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default, which occurs when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Moody’s. Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year. Moody’s employs the designations of Prime 1, Prime 2 and Prime 3, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. Issuers rated Prime 1 have a superior capacity for repayment of short-term promissory obligations and repayment capacity will normally be evidenced by (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime 2 also have a strong capacity for repayment of short-term debt. Earnings trends and coverage ratios, while sound, will be more subject to variation; capitalization characteristics, while still appropriate, may be more affected by external conditions; and ample alternate liquidity is maintained. Issuers rated Prime 3 have an acceptable capacity for repayment of short-term debt. The effect of industry characteristics and market composition may be more pronounced; variability in earnings and profitability may result in changes in the level of debt protection measurements and requirement for relatively high financial leverage; and adequate alternate liquidity is maintained.

Description of Short-Term Credit Ratings

Fitch Ratings-National Short-term Credit Ratings

F1(xxx) — Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.

F2(xxx) — Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx) — Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B(xxx) — Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C(xxx) — Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD(xxx) — Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D(xxx) — Indicates actual or imminent payment default.

Notes to Long-Term and Short-Term National Ratings:

The ISO International Country Code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx)’.

EDSAI (04-17)

PART C:    OTHER INFORMATION

Item 28.    Exhibits: Waddell & Reed InvestEd Portfolios

(a)	Articles of Incorporation:

	(a)(1)	Trust Instrument for Waddell & Reed InvestEd Portfolios, dated January 15, 2009, filed with Post-Effective Amendment No. 10, and incorporated by reference herein.

	(a)(2)	Amendment to Certificate of Trust dated September 19, 2011, filed with Post-Effective Amendment No. 17, and incorporated by reference herein.

(b)	By-laws:

	(b)(1)	By-laws for Waddell & Reed InvestEd Portfolios, dated January 15, 2009, filed with Post-Effective Amendment No. 10, and incorporated by reference herein.

(c)	Instruments Defining the Rights of Security Holders:

Articles IV, V, VI, and IX of the Trust Instrument and Articles II and VII of the Bylaws each define the rights of shareholders.

(d)	Investment Advisory Contracts:

	(d)(1)	Investment Management Agreement between Waddell & Reed InvestEd Portfolios and Waddell & Reed Investment Management Company on behalf of each of the Funds in the Trust, dated April 30, 2009, filed with Post-Effective Amendment No. 12, and incorporated by reference herein.

	(d)(2)	Amendment to Investment Management Agreement dated October 10, 2011, filed with Post-Effective Amendment No. 17, and incorporated by reference herein.

	(d)(3)	Investment Management Agreement between InvestEd Portfolios and Ivy Investment Management Company on behalf of each of the Portfolios in the Trust, dated October 1, 2016, filed with this Post-Effective Amendment No. 27.

(e)	Underwriting Contracts:

	(e)(1)	Underwriting Agreement between Waddell & Reed InvestEd Portfolios and Waddell & Reed, Inc., dated April 30, 2009, filed with Post-Effective Amendment No. 12, and incorporated by reference herein.

	(e)(2)	Amendment to Underwriting Agreement dated October 10, 2011, filed with Post-Effective Amendment No. 17, and incorporated by reference herein.

	(e)(3)	Underwriting Agreement between InvestEd Portfolios and Waddell & Reed, Inc., dated April 30, 2009, as amended May 22, 2012, filed with Post-Effective Amendment No. 19, and incorporated by reference herein.

(f)	Bonus or Profit Sharing Contracts: Not applicable.

(g)	Custodian Agreements:

Custodian Agreement, as revised, filed by EDGAR on September 20, 2002 as EX-99.B(g)invca to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A*

Appendix A to Custodian Agreement, as amended March 31, 2003, filed by EDGAR on April 30, 2004 as EX-99.B(g)mbcustappa to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A*

The Custodian Agreements and revised Appendix A for each of the predecessor funds of which the series of the Registrant are the successor are substantially identical to the Custodian Agreement that is incorporated by reference.

(g)(1) Assignment of the Custodian Agreements for the Registrant and for each of the predecessor funds to which a series of the Registrant is the successor, dated April 30, 2009, filed with Post-Effective Amendment No. 12, and incorporated by reference herein.

Rule 17f-5 Delegation Agreement, dated March 31, 2003, filed by EDGAR on April 30, 2004 as EX-99.B(g)invcadel to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A*

The Rule 17f-5 Delegation Agreements for each of the predecessor funds of which the series of the Registrant are the successor are substantially identical to the Rule 17f-5 Delegation Agreement that is incorporated by reference.

(g)(2) Assignment of the Rule 17f-5 Delegation Agreements for the Registrant and for each of the predecessor funds to which a series of the Registrant is the successor, dated April 30, 2009, filed with Post-Effective Amendment No. 12, and incorporated by reference herein.

(g)(3) Schedule A to the Rule 17f-5 Delegation Agreement dated October 10, 2011, filed with Post-Effective Amendment No. 17, and incorporated by reference herein.

(g)(4) Custody Agreement by and between InvestEd Portfolios and The Bank of New York Mellon, dated March 9, 2012, filed with Post-Effective Amendment No. 19, and incorporated by reference herein.

(g)(5) Foreign Custody Manager Agreement by and between InvestEd Portfolios and The Bank of New York Mellon, dated March 9, 2012, filed with Post-Effective Amendment No. 19, and incorporated by reference herein.

(h)	Other Material Contracts:

	(h)(1)	Administrative and Shareholder Servicing Agreement between Waddell & Reed InvestEd Portfolios and Waddell & Reed Services Company dated April 30, 2009, filed with Post-Effective Amendment No. 12, and incorporated by reference herein.

	(h)(2)	Accounting Services Agreement between Waddell & Reed InvestEd Portfolios and Waddell & Reed Services Company, dated April 30, 2009, filed with Post-Effective Amendment No. 12, and incorporated by reference herein.

	(h)(3)	Expense Waiver Consent Letter, dated April 30, 2009, filed with Post-Effective Amendment No. 12, and incorporated by reference herein.

	(h)(4)	Exhibit B to the Administrative and Shareholder Servicing Agreement, as effective May 31, 2009, filed with Post-Effective Amendment No. 14, and incorporated by reference herein.

	(h)(5)	Exhibit C to the Shareholder Servicing Agreement, as effective May 31, 2010, filed with Post-Effective Amendment No. 15, and incorporated by reference herein.

	(h)(6)	Exhibit B to Administrative and Shareholder Servicing Agreement, as effective May 31, 2011, filed with Post-Effective Amendment No. 17, and incorporated by reference herein.

	(h)(7)	Appendix A to Accounting Services Agreement dated October 10, 2011, filed with Post-Effective Amendment No. 17, and incorporated by reference herein.

	(h)(8)	Administrative and Shareholder Servicing Agreement, dated as of April 30, 2009, as amended May 22, 2012, filed with Post-Effective Amendment No. 19, and incorporated by reference herein.

(i)	Opinion and consent of counsel, filed with this Post-Effective Amendment No. 27.

(j)	Consent of Independent Registered Public Accounting Firm, filed with this Post-Effective Amendment No. 27.

(k)	Omitted Financial Statements: Not applicable.

(l)	Initial Capital Agreements:

Agreement with initial shareholder, Waddell & Reed, Inc., filed by EDGAR on September 17, 2001 as EX-99.B(l)invinitcap to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A*

(m)	Rule 12b-1 Plans:

	(m)(1)	Distribution and Service Plan for Waddell & Reed InvestEd Portfolios, effective April 30, 2009, filed with Post-Effective Amendment No. 12, and incorporated by reference herein.

(n)	Rule 18f-3 Plans: Not applicable.

(p)	Codes of Ethics:

Code of Ethics, as revised August 2007, filed by EDGAR on April 7, 2008 as EX-99.B(p)code to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A*

Code of Ethics pursuant to the Sarbanes-Oxley Act of 2002, filed by EDGAR on April 30, 3004 as EX-99.B(p)code-so to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A*

	(p)(1)	Code of Ethics for Waddell & Reed Financial, Inc., Waddell & Reed, Inc., Waddell & Reed Investment Management Company, Fiduciary Trust Company of New Hampshire, Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios, Waddell & Reed InvestEd Portfolios, Ivy Funds, Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, doing business as WI Services Company, as revised May 2010, filed with Post-Effective Amendment No. 15, and incorporated by reference herein.

	(p)(2)	Code of Ethics for Waddell & Reed Financial, Inc., Waddell & Reed, Inc., Waddell & Reed Investment Management Company, Fiduciary Trust Company of New Hampshire, Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios, Waddell & Reed InvestEd Portfolios, Ivy Funds, Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, doing business as WI Services Company, as revised May 2011, filed with Post-Effective Amendment No. 17, and incorporated by reference herein.

	(p)(3)	Code of Ethics for Waddell & Reed Financial, Inc., Waddell & Reed, Inc., Waddell & Reed Investment Management Company, Fiduciary Trust Company of New Hampshire, Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios, InvestEd Portfolios, Ivy Funds, Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, doing business as WI Services Company, as revised November 2012, filed with Post-Effective Amendment No. 19, and incorporated by reference herein.

(p)(4)	Code of Ethics for Waddell & Reed Financial, Inc., Waddell & Reed, Inc., Waddell & Reed Investment Management Company, Fiduciary Trust Company of New Hampshire, Waddell & Reed Advisors Funds, Ivy Variable Insurance Portfolios, InvestEd Portfolios, Ivy Funds, Ivy NextShares, Ivy Investment Management Company, Ivy Distributors, Inc., Waddell & Reed Services Company, doing business as WI Services Company, and Ivy High Income Opportunities Fund, as revised August 2015, filed with this Post-Effective Amendment No. 27.

Item 29. Persons Controlled by or Under Common Control with the Fund: Not applicable.

Item 30. Indemnification

Reference is made to Article IX of the Trust Instrument of Registrant filed by EDGAR on February 27, 2009, as Exhibit (a)(1) to Post-Effective Amendment No. 10 and to Article V of the Underwriting Agreement, filed by EDGAR on April 29, 2009, as Exhibit (e)(1) to Post-Effective Amendment No. 12, each of which provide indemnification.

Registrant undertakes to carry out all indemnification provisions of its Trust Instrument and the above-described contracts in accordance with the Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

Insofar as indemnification for liability arising under the 1933 Act, as amended, may be provided to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

Ivy Investment Management Company (IICO) is the investment manager of the Registrant. Under the terms of an Investment Management Agreement between IICO and the Registrant, IICO is to provide investment management services to the Registrant. IICO is a corporation which is not engaged in any business other than the provision of investment management services to those registered investment companies described in Part A and Part B of this Registration Statement and to other investment advisory clients.

Each director and executive officer of IICO has had as his sole business, profession, vocation or employment during the past two years only his duties as an executive officer and/or employee of IICO or its predecessors, except as to persons who are directors and/or officers of the Registrant and have served in the capacities shown in the Statement of Additional Information of the Registrant. The address of the officers is 6300 Lamar Avenue, Shawnee Mission, Kansas 66202-4247.

As to each director and officer of IICO, reference is made to the Prospectus and SAI of this Registrant.

Item 32. Principal Underwriter

(a) Waddell & Reed, Inc. is the principal underwriter of the Registrant. It is also the principal underwriter to Waddell & Reed Advisors Funds.

(b) The information contained in the underwriter’s application on Form BD, as filed March 30, 2017, SEC No. 8-27030 under the Securities Exchange Act of 1934, is incorporated by reference herein.

(c) No compensation was paid by the Registrant to any principal underwriter who is not an affiliated person of the Registrant or any affiliated person of such affiliated person.

Item 33. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act and rules promulgated thereunder are under the possession of Mr. Joseph W. Kauten and Mr. Philip A. Shipp, as officers of the Registrant, each of whose business address is Post Office Box 29217, Shawnee Mission, Kansas 66201-9217.

Item 34. Management Services

There is no service contract other than as discussed in Part A and B of this Registration Statement and as listed in response to Items 28(h) and 28(m) hereof.

Item 35. Undertakings: Not applicable.

*	Incorporated by reference herein

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, That the undersigned, INVESTED PORTFOLIOS (hereinafter called the Trust), and certain trustees and officers for the Trust, do hereby constitute and appoint PHILIP J. SANDERS, WENDY J. HILLS, J.J. RICHIE and PHILIP A. SHIPP, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, in connection with the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the names of each of such trustees and officers in his/her behalf as such trustee or officer as indicated below opposite his/her signature hereto, to any Registration Statement and to any amendment or supplement to the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and to any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement or amendment or supplement thereto; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

Date:    January 1, 2017

/s/ Philip J. Sanders	/s/ Frank J. Ross, Jr.
Philip J. Sanders, President	Frank J. Ross, Jr., Trustee

/s/ Joseph Harroz, Jr.	/s/ Michael G. Smith
Joseph Harroz, Jr., Chairman and Trustee	Michael G. Smith, Trustee

/s/ Jarold W. Boettcher	/s/ Edward M. Tighe
Jarold W. Boettcher, Trustee	Edward M. Tighe, Trustee

/s/ James M. Concannon
James M. Concannon, Trustee

/s/ John A. Dillingham
John A. Dillingham, Trustee

/s/ James D. Gressett
James D. Gressett, Trustee

/s/ Henry J. Herrmann
Henry J. Herrmann, Trustee

/s/ Glendon E. Johnson, Jr.
Glendon E. Johnson, Jr., Trustee

Attest:

/s/ Wendy J. Hills
Wendy J. Hills, Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(b) of the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Overland Park, and State of Kansas, on the 27th day of April, 2017.

INVESTED PORTFOLIOS

a Delaware statutory trust

(Registrant)

By /s/Philip J. Sanders

Philip J. Sanders, President

Pursuant to the requirements of the Securities Act of 1933, and/or the Investment Company Act of 1940, this Post-Effective Amendment has been signed below by the following persons in the capacities indicated on the 27th day of April, 2017.

Signatures	Title

/s/Joseph Harroz, Jr.*	Chairman and Trustee
Joseph Harroz, Jr.

/s/Philip J. Sanders	President
Philip J. Sanders

/s/Joseph W. Kauten	Vice President, Treasurer, Principal Financial Officer
Joseph W. Kauten	and Principal Accounting Officer

/s/Jarold W. Boettcher*
Jarold W. Boettcher	Trustee

/s/James M. Concannon*	Trustee
James M. Concannon

/s/John A. Dillingham*	Trustee
John A. Dillingham

/s/James D. Gressett*	Trustee
James D. Gressett

/s/Henry J. Herrmann*	Trustee
Henry J. Herrmann

/s/Glendon E. Johnson, Jr.*	Trustee
Glendon E. Johnson, Jr.

/s/Frank J. Ross, Jr.*	Trustee
Frank J. Ross, Jr.

/s/Michael G. Smith*	Trustee
Michael G. Smith

/s/Edward M. Tighe*	Trustee
Edward M. Tighe

*By:	/s/Philip A. Shipp
Philip A. Shipp
Attorney-in-Fact

ATTEST:	/s/Wendy J. Hills
Wendy J. Hills
Secretary